As filed with the Securities and Exchange Commission on November 27, 2019

File Nos. 2-29901

811-01716

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

__________________________________

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 274 X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 253 X

________________________________

AB CAP FUND, INC.

(Exact Name of Registrant as Specified in Charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code:

(800) 221-5672

________________________________

EMILIE D. WRAPP

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Copies of communications to:

Paul M. Miller

Seward & Kissel LLP

901 K Street, N.W.

Suite 800

Washington, D.C. 20001

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

[_]        immediately upon filing pursuant to paragraph (b)

[X]       on November 29, 2019 pursuant to paragraph (b)

[_]       60 days after filing pursuant to paragraph (a)

[_]       on (date) pursuant to paragraph (a)

[_]       75 days after filing pursuant to paragraph (a)(2)

[_]       on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[_]       This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of beneficial interest.

This Post-Effective Amendment No. 274 relates solely to the Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares of the AB Multi-Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi-Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund, AB Multi-Manager Select 2055 Fund and AB Multi-Manager Select 2060 Fund. No information in the Registrant's Registration Statement relating to the other Series or Classes of the Registrant not included herein is amended or superseded.

PROSPECTUS    |    NOVEMBER 29, 2019

AB Multi-Manager Select Retirement FundsSM

(Shares Offered—Exchange Ticker Symbol)

AB Multi-Manager Select Retirement Allocation Fund (Class A–TDAAX; Class C–TDACX; Advisor Class–TDAYX; Class R–TDARX; Class K–TDAKX; Class I–TDAIX; Class Z–TDAZX)	AB Multi-Manager Select 2035 Fund (Class A–TDMAX; Class C–TDMCX; Advisor Class–TDMYX; Class R–TDRMX; Class K–TDMKX; Class I–TDIMX; Class Z–TDMZX)

AB Multi-Manager Select 2010 Fund (Class A–TDBAX; Class C–TDBCX; Advisor Class–TDBYX; Class R–TDBRX; Class K–TDBKX; Class I–TDIBX; Class Z–TDBZX)	AB Multi-Manager Select 2040 Fund (Class A–TDJAX; Class C–TDJCX; Advisor Class–TDJYX; Class R–TDJRX; Class K–TDJKX; Class I–TDJIX; Class Z–TDJZX)

AB Multi-Manager Select 2015 Fund (Class A–TDCAX; Class C–TDCCX; Advisor Class–TDCYX; Class R–TDCRX; Class K–TDCKX; Class I–TDCIX; Class Z–TDCZX)	AB Multi-Manager Select 2045 Fund (Class A–TDNAX; Class C–TDNCX; Advisor Class–TDNYX; Class R–TDNRX; Class K–TDNKX; Class I–TDNIX; Class Z–TDNZX)

AB Multi-Manager Select 2020 Fund (Class A–TDDAX; Class C–TDDCX; Advisor Class–TDDYX; Class R–TDDRX; Class K–TDDKX; Class I–TDDIX; Class Z–TDDZX)	AB Multi-Manager Select 2050 Fund (Class A–TDLAX; Class C–TDCLX; Advisor Class–TDLYX; Class R–TDLRX; Class K–TDLKX; Class I–TDLIX; Class Z–TDLZX)

AB Multi-Manager Select 2025 Fund (Class A–TDAGX; Class C–TDCGX; Advisor Class–TDGYX; Class R–TDGRX; Class K–TDGKX; Class I–TDIGX; Class Z–TDGZX)	AB Multi-Manager Select 2055 Fund (Class A–TDAPX; Class C–TDCPX; Advisor Class–TDPYX; Class R–TDPRX; Class K–TDPKX; Class I–TDIPX; Class Z–TDPZX)

AB Multi-Manager Select 2030 Fund (Class A–TDHAX; Class C–TDHCX; Advisor Class–TDYHX; Class R–TDHRX; Class K–TDHKX; Class I–TDIHX; Class Z–TDHZX)	AB Multi-Manager Select 2060 Fund (Class A–TDQAX; Class C–TDQCX; Advisor Class–TDQYX; Class R–TDQRX; Class K–TDQKX; Class I–TDQIX; Class Z–TDQZX)

Each of the AB Multi-Manager Select Retirement Funds seeks the highest total return over time consistent with its asset mix. The asset mix in each AB Multi-Manager Select Retirement Fund other than the AB Multi-Manager Select Retirement Allocation Fund (“Retirement Allocation Fund”) emphasizes capital growth for periods further from retirement (which, for example, is the case for the AB Multi-Manager Select 2060 Fund) and capital preservation and income for periods nearer to and after retirement (which, for example, is the case for the AB Multi-Manager Select 2010 Fund). These AB Multi-Manager Select Retirement Funds gradually change their asset mix from a capital growth emphasis to a capital preservation and income emphasis until approximately fifteen years after the target retirement year. The Retirement Allocation Fund is managed with a conservative asset allocation.

At a meeting held on November 4-6, 2019, the Funds’ Board of Directors approved the liquidation and termination of each Fund. The Funds have suspended sales of their shares to direct investors pending the completion of the liquidation and the payment of one or more liquidating distributions to each Fund’s shareholders. In the case of sales to certain retirement plans and sales made through retail omnibus platforms, however, the Funds will continue to offer their shares although without an initial sales charge. The Funds expect to make their liquidating distribution or distributions on or shortly after June 26, 2020. Shareholders may redeem shares of the Funds, and may exchange shares of the Funds for shares of the same class of other AB Mutual Funds, until June 23, 2020.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered

➢ Are Not FDIC Insured ➢ May Lose Value ➢ Are Not Bank Guaranteed

SUMMARY INFORMATION

AB Multi-Manager Select Retirement Allocation Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 79 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 113 of the Fund’s Statement of Additional Information (“SAI”).

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class R, K, I and Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None(a)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	None(a)	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C		Advisor Class	Class R		Class K	Class I	Class Z
Management Fees	.15%	.15%		.15%	.15%		.15%	.15%	.15%

Distribution and/or Service (12b-1) Fees	.25%	.25%	(b)	None	.25%	(b)	.25%	None	None

Other Expenses
Transfer Agent	1.44%	1.45%		1.42%	.17%		.19%	.12%	.02%
Other Expenses	2.23%	2.24%		2.29%	2.26%		2.23%	2.25%	2.09%

Total Other Expenses	3.67%	3.69%		3.71%	2.43%		2.42%	2.37%	2.11%

Acquired Fund Fees and Expenses (Underlying Funds)(c)	.44%	.44%		.44%	.44%		.44%	.44%	.44%

Total Annual Fund Operating Expenses	4.51%	4.53%		4.30%	3.27%		3.26%	2.96%	2.70%

Fee Waiver and/or Expense Reimbursement(d)	(3.60)%	(3.62)%		(3.64)%	(2.36)%		(2.35)%	(2.30)%	(2.04)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	.91%	.91%		.66%	.91%		.91%	.66%	.66%

(a)

As described below under “Purchase and Sale of Fund Shares”, initial sales charges and contingent deferred sales charges (“CDSC”) are being waived in light of the pending liquidation of the Fund. Absent the waiver of these charges, the maximum initial sales charge imposed on purchases of Class A shares would be 4.25%; certain purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, would be subject to a 1%, 1-year CDSC; and purchases of Class C shares would be subject to a 1%, 1-year CDSC. Class C shares automatically convert to Class A shares after ten years.

(b)

Restated to reflect current fees in connection with the pending liquidation of the Fund (as described below under “Purchase and Sale of Fund Shares”). The Fund’s Board of Directors has limited the Fund’s distribution and/or service (Rule 12b-1) fees to an annual rate not in excess of .25%. Absent this limitation, Class C shares and Class R shares would be subject to 12b-1 fees of 1.00% and .50%, respectively.

(c)

Acquired Fund Fees and Expenses include interest expense and certain costs related to short sales of the Underlying Funds. Without such expenses included, Acquired Fund Fees and Expenses would be .36%, and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement would be .83%, .83%, .58%, .83%, .83%, .58% and .58% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares.

(d)

The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund until November 30, 2020 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .47%, .47%, .22%, .47%, .47%, .22% and .22% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares (“expense limitations”). The expense limitations will remain in effect until November 30, 2020 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. Any fees waived and expenses borne by the Adviser through January 5, 2016 under the expense limitation in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s operating expenses to exceed the applicable expense limitations. In connection with the Fund’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee, as included in “Acquired Fund Fees and Expenses”.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Advisor Class	Class R	Class K	Class I	Class Z
After 1 Year	$514	$93	$67	$93	$93	$67	$67

After 3 Years	$1,417	$1,040	$971	$785	$783	$698	$644

After 5 Years	$2,330	$1,997	$1,887	$1,502	$1,498	$1,354	$1,247

After 10 Years	$4,650	$4,427	$4,235	$3,405	$3,397	$3,116	$2,881

Portfolio Turnover

The Fund (or an Underlying Fund) pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate (which does not reflect purchases and sales of securities by the Underlying Funds) was 58% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Fund focuses its investments while minimizing short term risks on a combination of AB Mutual Funds and mutual funds and exchange-traded funds, or ETFs, managed by unaffiliated third parties (“Underlying Funds”) representing a variety of asset classes and investment styles. The Fund invests in the Underlying Funds in accordance with its current asset mix. In order to implement the Fund’s investment strategies, Morningstar Investment Management LLC (“Morningstar”), the Fund’s sub-adviser, selects Underlying Funds within each asset class for investment by the Fund from among AB Mutual Funds and funds offered by other fund complexes that have entered into a participation agreement or similar arrangement with the Fund. The Adviser has directed Morningstar to normally select Underlying Funds so that 10% to 50% of the Fund’s net assets is invested in AB Mutual Funds. ETFs will normally represent a significant portion of the Fund’s investments, and these ETFs are typically passive vehicles intended to track the performance of particular securities indices rather than actively-managed funds.

The Fund is managed according to a conservative asset allocation, and although the Adviser may vary the relative weightings of the Fund’s asset classes as described below, the portfolio allocation will not necessarily become more conservative over time. The Fund allocates its investments in Underlying Funds that invest in the following asset classes: traditional equity securities, defensive equity securities, equity diversifiers, inflation sensitive instruments, fixed-income diversifiers, core fixed-income securities and short duration fixed-income securities (including high yield bonds or “junk bonds”). For these purposes, inflation sensitive instruments include investments in funds focused on real estate securities, commodities and inflation-indexed securities, fixed-income diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and low correlation with fixed-income markets such as market neutral funds, short duration fixed-income securities include investments in funds focused on minimizing risk of loss by maintaining average maturities of three years or less, defensive equity securities include investments in funds focusing on low volatility equities and other equity strategies emphasizing high-quality cash flows and dividends, and equity diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and limited correlation with equity markets such as equity long/short funds. The Fund may also invest directly in investments within each asset class. The Fund invests significantly in fixed-income securities and short-term bonds. Each Underlying Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, in an effort to earn income, to gain or adjust exposure to individual securities or markets, or to protect all or a portion of the Underlying Fund’s portfolio from a decline in value.

The Fund’s target asset mix is approximately 26.5% core fixed-income securities, 24.0% short duration fixed-income securities, 16.8% inflation sensitive instruments, 15.5% traditional equity securities, 10.2% defensive equity securities, 5.0% fixed-income diversifiers and 2.0% equity diversifiers. The Fund’s investments in fixed-income and equity asset classes may include Underlying Funds investing in U.S. and non-U.S. securities. The Adviser will cause the relative weightings of the Fund’s asset classes to vary from the target asset mix in light of market conditions and forecasts, but usually by not more than plus/minus 10%. Appreciation and/or depreciation of the Underlying Funds representing various asset classes may cause the relative weightings to vary by more than 10%, and during adverse market conditions the Adviser may cause the relative weightings to be more than 10% more conservative than the typical asset mix for that point in time.

In making asset allocation decisions, the Adviser uses its proprietary dynamic asset allocation process (“DAA”). DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund primarily by adjusting Underlying Fund investments.

PRINCIPAL RISKS

The value of your investment in the Fund will change with changes in the values of the Fund’s investments in the Underlying Funds. There is no assurance that the Fund will provide an investor with adequate income at or through retirement.

•

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the stock market generally.

•

Allocation Risk: The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or Morningstar may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The limited universe of Underlying Funds and the requirement that a specified percentage of Fund assets be invested in AB Mutual Funds as noted above may adversely affect Fund performance.

•

Interest Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in Underlying Funds that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

•

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments by Underlying Funds in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

•

High Yield Debt Security Risk: Investments in fixed-income securities with ratings below investment grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

•

Inflation Risk: This is the risk that the value of assets or income from the Fund’s investments in the Underlying Funds will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Fund’s assets can decline as can the value of that Underlying Fund’s distributions.

•

Foreign (Non-U.S.) Risk: Investments in non-U.S. issuers by Underlying Funds may involve more risk than investments in U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•

Capitalization Risk: Investments in small- and mid-capitalization companies by Underlying Funds tend to be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

•

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

•

Leverage Risk: Borrowing money or other leverage may make an Underlying Fund’s investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Fund may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

•

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies.

•

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser and Morningstar will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over the life of the Fund; and

•	how the Fund’s average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund’s website at www.abfunds.com (click on “Investments—Mutual Funds”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2019, the year-to-date unannualized return for Class A shares was 8.20%.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 2.60%, 1st quarter, 2017; and Worst Quarter was down -3.45%, 4th quarter, 2018.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2018)

		1 Year	Since Inception*
Class A**	Return Before Taxes	-7.49%	1.20%

	Return After Taxes on Distributions	-8.22%	.92%

	Return After Taxes on Distributions and Sale of Fund Shares	-4.00%	.90%
Class C	Return Before Taxes	-4.99%	1.49%
Advisor Class	Return Before Taxes	-3.23%	2.49%
Class R	Return Before Taxes	-3.63%	1.99%
Class K	Return Before Taxes	-3.36%	2.27%
Class I	Return Before Taxes	-3.18%	2.48%
Class Z	Return Before Taxes	-3.13%	2.51%
S&P Target Date Retirement Income Index (reflects no deduction for fees, expenses, or taxes)		-2.54%	2.87%

*	Inception date: 12/15/2014.

**	After-tax returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–

Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund. The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order received from the Securities and Exchange Commission (the “Commission”). The exemptive order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund, to enter into sub-advisory agreements with sub-advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund’s shareholders. The sub-advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund’s operation in this manner and reliance by the Fund on this exemptive relief.

The Adviser has retained Morningstar as sub-adviser to select Underlying Funds within each asset class.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Daniel J. Loewy	Since 2014	Senior Vice President of the Adviser

Christopher H. Nikolich	Since 2014	Senior Vice President of the Adviser

The following table lists the Morningstar personnel who are primarily responsible for selecting Underlying Funds within each asset class for investment by the Fund:

Employee	Length of Service	Title
Brian Huckstep	Since 2014	Portfolio Manager for the registered investment adviser subsidiaries of Morningstar, Inc.

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 of this Prospectus.

AB Multi-Manager Select 2010 Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 79 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 113 of the Fund’s Statement of Additional Information (“SAI”).

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class R, K, I and Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None(a)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	None(a)	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C		Advisor Class	Class R		Class K	Class I	Class Z
Management Fees	.15%	.15%		.15%	.15%		.15%	.15%	.15%

Distribution and/or Service (12b-1) Fees	.25%	.25%	(b)	None	.25%	(b)	.25%	None	None

Other Expenses
Transfer Agent	.69%	.70%		.67%	.26%		.19%	.07%	.02%
Other Expenses	1.55%	1.52%		1.54%	1.54%		1.54%	1.53%	1.53%

Total Other Expenses	2.24%	2.22%		2.21%	1.80%		1.73%	1.60%	1.55%

Acquired Fund Fees and Expenses (Underlying Funds)(c)	.52%	.52%		.52%	.52%		.52%	.52%	.52%

Total Annual Fund Operating Expenses	3.16%	3.14%		2.88%	2.72%		2.65%	2.27%	2.22%

Fee Waiver and/or Expense Reimbursement(d)	(2.21)%	(2.19)%		(2.18)%	(1.77)%		(1.70)%	(1.57)%	(1.52)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	.95%	.95%		.70%	.95%		.95%	.70%	.70%

(a)

As described below under “Purchase and Sale of Fund Shares”, initial sales charges and contingent deferred sales charges (“CDSC”) are being waived in light of the pending liquidation of the Fund. Absent the waiver of these charges, the maximum initial sales charge imposed on purchases of Class A shares would be 4.25%; certain purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, would be subject to a 1%, 1-year CDSC; and purchases of Class C shares would be subject to a 1%, 1-year CDSC. Class C shares automatically convert to Class A shares after ten years.

(b)

Restated to reflect current fees in connection with the pending liquidation of the Fund (as described below under “Purchase and Sale of Fund Shares”). The Fund’s Board of Directors has limited the Fund’s distribution and/or service (Rule 12b-1) fees to an annual rate not in excess of .25%. Absent this limitation, Class C shares and Class R shares would be subject to 12b-1 fees of 1.00% and .50%, respectively.

(c)

Acquired Fund Fees and Expenses include interest expense and certain costs related to short sales of the Underlying Funds. Without such expenses included, Acquired Fund Fees and Expenses would be .40%, and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement would be .83%, .83%, .58%, .83%, .83%, .58% and .58% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares.

(d)

The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund until November 30, 2020 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .43%, .43%, .18%, .43%, .43%, .18% and .18% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares (“expense limitations”). The expense limitations will remain in effect until November 30, 2020 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. Any fees waived and expenses borne by the Adviser through January 5, 2016 under the expense limitation in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s operating expenses to exceed the applicable expense limitations. In connection with the Fund’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee, as included in “Acquired Fund Fees and Expenses”.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Advisor Class	Class R	Class K	Class I	Class Z
After 1 Year	$518	$97	$72	$97	$97	$72	$72

After 3 Years	$1,159	$763	$685	$676	$661	$558	$548

After 5 Years	$1,824	$1,453	$1,325	$1,282	$1,253	$1,072	$1,050

After 10 Years	$3,597	$3,295	$3,047	$2,921	$2,857	$2,483	$2,435

Portfolio Turnover

The Fund (or an Underlying Fund) pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate (which does not reflect purchases and sales of securities by the Underlying Funds) was 46% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Fund focuses its investments while minimizing short term risks on a combination of AB Mutual Funds and mutual funds and exchange-traded funds, or ETFs, managed by unaffiliated third parties (“Underlying Funds”) representing a variety of asset classes and investment styles. The Fund invests in the Underlying Funds in accordance with its target asset mix. In order to implement the Fund’s investment strategies, Morningstar Investment Management LLC (“Morningstar”), the Fund’s sub-adviser, selects Underlying Funds within each asset class for investment by the Fund from among AB Mutual Funds and funds offered by other fund complexes that have entered into a participation agreement or similar arrangement with the Fund. The Adviser has directed Morningstar to normally select Underlying Funds so that 10% to 50% of the Fund’s net assets is invested in AB Mutual Funds. ETFs will normally represent a significant portion of the Fund’s investments, and these ETFs are typically passive vehicles intended to track the performance of particular securities indices rather than actively-managed funds.

The Fund is managed to the specific year of planned retirement included in its name (the “retirement date”), in this case, 2010. The Fund’s asset mix will become more conservative, with an increasing exposure to investments in fixed-income securities and short-term bonds, each year until reaching the year approximately fifteen years after the retirement date. At that time, the Fund will no longer be managed to become more conservative each year, although the Adviser may continue to vary the relative weightings of the Fund’s asset classes as described below. This strategy reflects the objective of pursuing the maximum amount of total return, consistent with a reasonable amount of risk, during the investor’s pre-retirement and early retirement years. After the retirement date of the Fund, the Fund’s investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income and seeks to minimize the likelihood that an investor in the Fund experiences a significant loss of capital at a more advanced age.

The Fund allocates its investments in Underlying Funds that invest in the following asset classes: traditional equity securities, defensive equity securities, equity diversifiers, inflation sensitive instruments, fixed-income diversifiers, core fixed-income securities and short duration fixed-income securities (including high yield bonds or “junk bonds”). For these purposes, inflation sensitive instruments include investments in funds focused on real estate securities, commodities and inflation-indexed securities, fixed-income diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and low correlation with fixed-income markets such as market neutral funds, short duration fixed-income securities include investments in funds focused on minimizing risk of loss by maintaining average maturities of three years or less, defensive equity securities include investments in funds focusing on low volatility equities and other equity strategies emphasizing high-quality cash flows and dividends, and equity diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and limited correlation with equity markets such as equity long/short funds. The Fund may also invest directly in investments in each asset class. Each Underlying Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, in an effort to earn income, to gain or adjust exposure to individual securities or markets, or to protect all or a portion of the Underlying Fund’s portfolio from a decline in value.

The Fund’s current target asset mix (based on the Fund’s distance from its retirement date) is approximately 27.8% core fixed-income securities, 21.2% traditional equity securities, 18.4% inflation sensitive instruments, 14.0% short duration fixed-income securities, 11.8% defensive equity securities, 4.9% fixed-income diversifiers and 2.0% equity diversifiers. The Fund’s investments in fixed-income and equity asset classes may include Underlying Funds investing in U.S. and non-U.S. securities. The Adviser will cause the relative weightings of the Fund’s asset classes to vary from the target asset mix in light of market conditions and forecasts, but usually by not more than plus/minus 10%. Appreciation and/or depreciation of the Underlying Funds representing various asset classes may cause the relative weightings to vary by more than 10%, and during adverse market conditions the Adviser may cause the relative weightings to be more than 10% more conservative than the typical asset mix for that point in time.

In making asset allocation decisions, the Adviser uses its proprietary dynamic asset allocation process (“DAA”). DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund primarily by adjusting Underlying Fund investments.

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying Funds that emphasize investments in equity securities to one that is comprised of a mixture of Underlying Funds that invest in fixed-income securities (including short-duration bonds) and equity securities.

PRINCIPAL RISKS

The value of your investment in the Fund will change with changes in the values of the Fund’s investments in the Underlying Funds. There is no assurance that the Fund will provide an investor with adequate income at or through retirement.

•

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the stock market generally.

•

Allocation Risk: The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or Morningstar may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The limited universe of Underlying Funds and the requirement that a specified percentage of Fund assets be invested in AB Mutual Funds as noted above may adversely affect Fund performance.

•

Interest Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in Underlying Funds that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

•

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments by Underlying Funds in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

•

High Yield Debt Security Risk: Investments in fixed-income securities with ratings below investment grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

•

Inflation Risk: This is the risk that the value of assets or income from the Fund’s investments in the Underlying Funds will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Fund’s assets can decline as can the value of that Underlying Fund’s distributions.

•

Foreign (Non-U.S.) Risk: Investments in non-U.S. issuers by Underlying Funds may involve more risk than investments in U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•

Capitalization Risk: Investments in small- and mid-capitalization companies by Underlying Funds tend to be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

•

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

•

Leverage Risk: Borrowing money or other leverage may make an Underlying Fund’s investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Fund may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

•

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies.

•

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser and Morningstar will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over the life of the Fund; and

•	how the Fund’s average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund’s website at www.abfunds.com (click on “Investments—Mutual Funds”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2019, the year-to-date unannualized return for Class A shares was 9.54%.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 3.07%, 1st quarter, 2017; and Worst Quarter was down -4.82%, 4th quarter, 2018.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2018)

		1 Year	Since Inception*
Class A**	Return Before Taxes	-8.40%	1.87%

	Return After Taxes on Distributions	-9.71%	1.10%

	Return After Taxes on Distributions and Sale of Fund Shares	-4.44%	1.26%
Class C	Return Before Taxes	-5.85%	2.18%
Advisor Class	Return Before Taxes	-3.94%	3.24%
Class R	Return Before Taxes	-4.54%	2.70%
Class K	Return Before Taxes	-4.32%	2.93%
Class I	Return Before Taxes	-4.05%	3.19%
Class Z	Return Before Taxes	-4.06%	3.21%
S&P Target Date 2010 Index (reflects no deduction for fees, expenses, or taxes)		-3.10%	3.33%

*	Inception date: 12/15/2014.

**	After-tax returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–

Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund. The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order received from the Securities and Exchange Commission (the “Commission”). The exemptive order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund, to enter into sub-advisory agreements with sub-advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund’s shareholders. The sub-advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund’s operation in this manner and reliance by the Fund on this exemptive relief.

The Adviser has retained Morningstar as sub-adviser to select Underlying Funds within each asset class.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Daniel J. Loewy	Since 2014	Senior Vice President of the Adviser

Christopher H. Nikolich	Since 2014	Senior Vice President of the Adviser

The following table lists the Morningstar personnel who are primarily responsible for selecting Underlying Funds within each asset class for investment by the Fund:

Employee	Length of Service	Title
Brian Huckstep	Since 2014	Portfolio Manager for the registered investment adviser subsidiaries of Morningstar, Inc.

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 of this Prospectus.

AB Multi-Manager Select 2015 Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 79 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 113 of the Fund’s Statement of Additional Information (“SAI”).

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class R, K, I and Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None(a)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	None(a)	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C		Advisor Class	Class R		Class K	Class I	Class Z
Management Fees	.15%	.15%		.15%	.15%		.15%	.15%	.15%

Distribution and/or Service (12b-1) Fees	.25%	.25%	(b)	None	.25%	(b)	.25%	None	None

Other Expenses
Transfer Agent	.09%	.09%		.09%	.26%		.19%	.09%	.02%
Other Expenses	.58%	.58%		.60%	.59%		.59%	.60%	.62%

Total Other Expenses	.67%	.67%		.69%	.85%		.78%	.69%	.64%

Acquired Fund Fees and Expenses (Underlying Funds)(c)	.57%	.57%		.57%	.57%		.57%	.57%	.57%

Total Annual Fund Operating Expenses	1.64%	1.64%		1.41%	1.82%		1.75%	1.41%	1.36%

Fee Waiver and/or Expense Reimbursement(d)	(.68)%	(.68)%		(.70)%	(.86)%		(.79)%	(.70)%	(.65)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	.96%	.96%		.71%	.96%		.96%	.71%	.71%

(a)

As described below under “Purchase and Sale of Fund Shares”, initial sales charges and contingent deferred sales charges (“CDSC”) are being waived in light of the pending liquidation of the Fund. Absent the waiver of these charges, the maximum initial sales charge imposed on purchases of Class A shares would be 4.25%; certain purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, would be subject to a 1%, 1-year CDSC; and purchases of Class C shares would be subject to a 1%, 1-year CDSC. Class C shares automatically convert to Class A shares after ten years.

(b)

Restated to reflect current fees in connection with the pending liquidation of the Fund (as described below under “Purchase and Sale of Fund Shares”). The Fund’s Board of Directors has limited the Fund’s distribution and/or service (Rule 12b-1) fees to an annual rate not in excess of .25%. Absent this limitation, Class C shares and Class R shares would be subject to 12b-1 fees of 1.00% and .50%, respectively.

(c)

Acquired Fund Fees and Expenses include interest expense and certain costs related to short sales of the Underlying Funds. Without such expenses included, Acquired Fund Fees and Expenses would be .44%, and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement would be .83%, .83%, .58%, .83%, .83%, .58% and .58% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares.

(d)

The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund until November 30, 2020 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .39%, .39%, .14%, .39%, .39%, .14% and .14% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares (“expense limitations”). The expense limitations will remain in effect until November 30, 2020 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. Any fees waived and expenses borne by the Adviser through January 5, 2016 under the expense limitation in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s operating expenses to exceed the applicable expense limitations. In connection with the Fund’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee, as included in “Acquired Fund Fees and Expenses”.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Advisor Class	Class R	Class K	Class I	Class Z
After 1 Year	$519	$98	$73	$98	$98	$73	$73

After 3 Years	$857	$451	$377	$489	$474	$377	$367

After 5 Years	$1,217	$828	$704	$905	$875	$704	$682

After 10 Years	$2,231	$1,887	$1,630	$2,067	$1,997	$1,630	$1,578

Portfolio Turnover

The Fund (or an Underlying Fund) pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate (which does not reflect purchases and sales of securities by the Underlying Funds) was 61% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Fund focuses its investments while minimizing short term risks on a combination of AB Mutual Funds and mutual funds and exchange-traded funds, or ETFs, managed by unaffiliated third parties (“Underlying Funds”) representing a variety of asset classes and investment styles. The Fund invests in the Underlying Funds in accordance with its target asset mix. In order to implement the Fund’s investment strategies, Morningstar Investment Management LLC (“Morningstar”), the Fund’s sub-adviser, selects Underlying Funds within each asset class for investment by the Fund from among AB Mutual Funds and funds offered by other fund complexes that have entered into a participation agreement or similar arrangement with the Fund. The Adviser has directed Morningstar to normally select Underlying Funds so that 10% to 50% of the Fund’s net assets is invested in AB Mutual Funds. ETFs will normally represent a significant portion of the Fund’s investments, and these ETFs are typically passive vehicles intended to track the performance of particular securities indices rather than actively-managed funds.

The Fund is managed to the specific year of planned retirement included in its name (the “retirement date”), in this case, 2015. The Fund’s asset mix will become more conservative, with an increasing exposure to investments in fixed-income securities and short-term bonds, each year until reaching the year approximately fifteen years after the retirement date. At that time, the Fund will no longer be managed to become more conservative each year, although the Adviser may continue to vary the relative weightings of the Fund’s asset classes as described below. This strategy reflects the objective of pursuing the maximum amount of total return, consistent with a reasonable amount of risk, during the investor’s pre-retirement and early retirement years. After the retirement date of the Fund, the Fund’s investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income and seeks to minimize the likelihood that an investor in the Fund experiences a significant loss of capital at a more advanced age.

The Fund allocates its investments in Underlying Funds that invest in the following asset classes: traditional equity securities, defensive equity securities, equity diversifiers, inflation sensitive instruments, fixed-income diversifiers, core fixed-income securities and short duration fixed-income securities (including high yield bonds or “junk bonds”). For these purposes, inflation sensitive instruments include investments in funds focused on real estate securities, commodities and inflation-indexed securities, fixed-income diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and low correlation with fixed-income markets such as market neutral funds, short duration fixed-income securities include investments in funds focused on minimizing risk of loss by maintaining average maturities of three years or less, defensive equity securities include investments in funds focusing on low volatility equities and other equity strategies emphasizing high-quality cash flows and dividends, and equity diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and limited correlation with equity markets such as equity long/short funds. The Fund may also invest directly in investments in each asset class. Each Underlying Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, in an effort to earn income, to gain or adjust exposure to individual securities or markets, or to protect all or a portion of the Underlying Fund’s portfolio from a decline in value.

The Fund’s current target asset mix (based on the Fund’s distance from its retirement date) is approximately 28.6% core fixed-income securities, 25.6% traditional equity securities, 21.1% inflation sensitive instruments, 12.0% defensive equity securities, 5.6% short duration fixed-income securities, 4.9% fixed-income diversifiers and 2.2% equity diversifiers. The Fund’s investments in fixed-income and equity asset classes may include Underlying Funds investing in U.S. and non-U.S. securities. The Adviser will cause the relative weightings of the Fund’s asset classes to vary from the target asset mix in light of market conditions and forecasts, but usually by not more than plus/minus 10%. Appreciation and/or depreciation of the Underlying Funds representing various asset classes may cause the relative weightings to vary by more than 10%, and during adverse market conditions the Adviser may cause the relative weightings to be more than 10% more conservative than the typical asset mix for that point in time.

In making asset allocation decisions, the Adviser uses its proprietary dynamic asset allocation process (“DAA”). DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund primarily by adjusting Underlying Fund investments.

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying Funds that emphasize investments in equity securities to one that is comprised of a mixture of Underlying Funds that invest in fixed-income securities (including short-duration bonds) and equity securities.

PRINCIPAL RISKS

The value of your investment in the Fund will change with changes in the values of the Fund’s investments in the Underlying Funds. There is no assurance that the Fund will provide an investor with adequate income at or through retirement.

•

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the stock market generally.

•

Allocation Risk: The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or Morningstar may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The limited universe of Underlying Funds and the requirement that a specified percentage of Fund assets be invested in AB Mutual Funds as noted above may adversely affect Fund performance.

•

Interest Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in Underlying Funds that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

•

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments by Underlying Funds in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

•

High Yield Debt Security Risk: Investments in fixed-income securities with ratings below investment grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

•

Inflation Risk: This is the risk that the value of assets or income from the Fund’s investments in the Underlying Funds will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Fund’s assets can decline as can the value of that Underlying Fund’s distributions.

•

Foreign (Non-U.S.) Risk: Investments in non-U.S. issuers by Underlying Funds may involve more risk than investments in U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•

Capitalization Risk: Investments in small- and mid-capitalization companies by Underlying Funds tend to be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

•

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

•

Leverage Risk: Borrowing money or other leverage may make an Underlying Fund’s investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Fund may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

•

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies.

•

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser and Morningstar will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over the life of the Fund; and

•	how the Fund’s average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund’s website at www.abfunds.com (click on “Investments—Mutual Funds”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2019, the year-to-date unannualized return for Class A shares was 10.15%.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 3.51%, 1st quarter, 2017; and Worst Quarter was down -5.87%, 4th quarter, 2018.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2018)

		1 Year	Since Inception*
Class A**	Return Before Taxes	-9.19%	2.16%

	Return After Taxes on Distributions	-10.85%	.89%

	Return After Taxes on Distributions and Sale of Fund Shares	-4.75%	1.35%
Class C	Return Before Taxes	-6.79%	2.47%
Advisor Class	Return Before Taxes	-4.86%	3.54%
Class R	Return Before Taxes	-5.37%	3.01%
Class K	Return Before Taxes	-5.21%	3.27%
Class I	Return Before Taxes	-4.94%	3.52%
Class Z	Return Before Taxes	-4.95%	3.50%
S&P Target Date 2015 Index (reflects no deduction for fees, expenses, or taxes)		-3.67%	3.79%

*	Inception date: 12/15/2014.

**	After-tax returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–

Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund. The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order received from the Securities and Exchange Commission (the “Commission”). The exemptive order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund, to enter into sub-advisory agreements with sub-advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund’s shareholders. The sub-advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund’s operation in this manner and reliance by the Fund on this exemptive relief.

The Adviser has retained Morningstar as sub-adviser to select Underlying Funds within each asset class.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Daniel J. Loewy	Since 2014	Senior Vice President of the Adviser

Christopher H. Nikolich	Since 2014	Senior Vice President of the Adviser

The following table lists the Morningstar personnel who are primarily responsible for selecting Underlying Funds within each asset class for investment by the Fund:

Employee	Length of Service	Title
Brian Huckstep	Since 2014	Portfolio Manager for the registered investment adviser subsidiaries of Morningstar, Inc.

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 of this Prospectus.

AB Multi-Manager Select 2020 Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 79 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 113 of the Fund’s Statement of Additional Information (“SAI”).

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class R, K, I and Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None(a)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	None(a)	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C		Advisor Class	Class R		Class K	Class I	Class Z
Management Fees	.15%	.15%		.15%	.15%		.15%	.15%	.15%

Distribution and/or Service (12b-1) Fees	.25%	.25%	(b)	None	.25%	(b)	.25%	None	None

Other Expenses
Transfer Agent	.10%	.11%		.11%	.24%		.20%	.12%	.02%
Other Expenses	.28%	.28%		.28%	.28%		.28%	.29%	.29%

Total Other Expenses	.38%	.39%		.39%	.52%		.48%	.41%	.31%

Acquired Fund Fees and Expenses (Underlying Funds)(c)	.55%	.55%		.55%	.55%		.55%	.55%	.55%

Total Annual Fund Operating Expenses	1.33%	1.34%		1.09%	1.47%		1.43%	1.11%	1.01%

Fee Waiver and/or Expense Reimbursement(d)	(.39)%	(.40)%		(.40)%	(.53)%		(.49)%	(.42)%	(.32)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	.94%	.94%		.69%	.94%		.94%	.69%	.69%

(a)

As described below under “Purchase and Sale of Fund Shares”, initial sales charges and contingent deferred sales charges (“CDSC”) are being waived in light of the pending liquidation of the Fund. Absent the waiver of these charges, the maximum initial sales charge imposed on purchases of Class A shares would be 4.25%; certain purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, would be subject to a 1%, 1-year CDSC; and purchases of Class C shares would be subject to a 1%, 1-year CDSC. Class C shares automatically convert to Class A shares after ten years.

(b)

Restated to reflect current fees in connection with the pending liquidation of the Fund (as described below under “Purchase and Sale of Fund Shares”). The Fund’s Board of Directors has limited the Fund’s distribution and/or service (Rule 12b-1) fees to an annual rate not in excess of .25%. Absent this limitation, Class C shares and Class R shares would be subject to 12b-1 fees of 1.00% and .50%, respectively.

(c)

Acquired Fund Fees and Expenses include interest expense and certain costs related to short sales of the Underlying Funds. Without such expenses included, Acquired Fund Fees and Expenses would be .44%, and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement would be .83%, .83%, .58%, .83%, .83%, .58% and .58% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares.

(d)

The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund until November 30, 2020 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .39%, .39%, .14%, .39%, .39%, .14% and .14% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares (“expense limitations”). The expense limitations will remain in effect until November 30, 2020 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. Any fees waived and expenses borne by the Adviser through January 5, 2016 under the expense limitation in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s operating expenses to exceed the applicable expense limitations. In connection with the Fund’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee, as included in “Acquired Fund Fees and Expenses”.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Advisor Class	Class R	Class K	Class I	Class Z
After 1 Year	$517	$96	$70	$96	$96	$70	$70

After 3 Years	$792	$385	$307	$413	$404	$311	$290

After 5 Years	$1,087	$696	$562	$752	$735	$571	$527

After 10 Years	$1,926	$1,578	$1,293	$1,712	$1,671	$1,314	$1,207

Portfolio Turnover

The Fund (or an Underlying Fund) pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate (which does not reflect purchases and sales of securities by the Underlying Funds) was 53% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Fund focuses its investments while minimizing short term risks on a combination of AB Mutual Funds and mutual funds and exchange-traded funds, or ETFs, managed by unaffiliated third parties (“Underlying Funds”) representing a variety of asset classes and investment styles. The Fund invests in the Underlying Funds in accordance with its target asset mix. In order to implement the Fund’s investment strategies, Morningstar Investment Management LLC (“Morningstar”), the Fund’s sub-adviser, selects Underlying Funds within each asset class for investment by the Fund from among AB Mutual Funds and funds offered by other fund complexes that have entered into a participation agreement or similar arrangement with the Fund. The Adviser has directed Morningstar to normally select Underlying Funds so that 10% to 50% of the Fund’s net assets is invested in AB Mutual Funds. ETFs will normally represent a significant portion of the Fund’s investments, and these ETFs are typically passive vehicles intended to track the performance of particular securities indices rather than actively-managed funds.

The Fund is managed to the specific year of planned retirement included in its name (the “retirement date”), in this case, 2020. The Fund’s asset mix will become more conservative, with an increasing exposure to investments in fixed-income securities and short-term bonds, each year until reaching the year approximately fifteen years after the retirement date. At that time, the Fund will no longer be managed to become more conservative each year, although the Adviser may continue to vary the relative weightings of the Fund’s asset classes as described below. This strategy reflects the objective of pursuing the maximum amount of total return, consistent with a reasonable amount of risk, during the investor’s pre-retirement and early retirement years. After the retirement date of the Fund, the Fund’s investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income and seeks to minimize the likelihood that an investor in the Fund experiences a significant loss of capital at a more advanced age.

The Fund allocates its investments in Underlying Funds that invest in the following asset classes: traditional equity securities, defensive equity securities, equity diversifiers, inflation sensitive instruments, fixed-income diversifiers and core fixed-income securities (including high yield bonds or “junk bonds”). For these purposes, inflation sensitive instruments include investments in funds focused on real estate securities, commodities and inflation-indexed securities, fixed-income diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and low correlation with fixed-income markets such as market neutral funds, short duration fixed-income securities include investments in funds focused on minimizing risk of loss by maintaining average maturities of three years or less, defensive equity securities include investments in funds focusing on low volatility equities and other equity strategies emphasizing high-quality cash flows and dividends, and equity diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and limited correlation with equity markets such as equity long/short funds. The Fund may also invest directly in investments in each asset class. Each Underlying Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, in an effort to earn income, to gain or adjust exposure to individual securities or markets, or to protect all or a portion of the Underlying Fund’s portfolio from a decline in value.

The Fund’s current target asset mix (based on the Fund’s distance from its retirement date) is approximately 31.3% traditional equity securities, 27.0% core fixed-income securities, 21.2% inflation sensitive instruments, 12.1% defensive equity securities, 4.8% fixed-income diversifiers and 3.6% equity diversifiers. The Fund’s investments in fixed-income and equity asset classes may include Underlying Funds investing in U.S. and non-U.S. securities. The Adviser will cause the relative weightings of the Fund’s asset classes to vary from the target asset mix in light of market conditions and forecasts, but usually by not more than plus/minus 10%. Appreciation and/or depreciation of the Underlying Funds representing various asset classes may cause the relative weightings to vary by more than 10%, and during adverse market conditions the Adviser may cause the relative weightings to be more than 10% more conservative than the typical asset mix for that point in time.

In making asset allocation decisions, the Adviser uses its proprietary dynamic asset allocation process (“DAA”). DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund primarily by adjusting Underlying Fund investments.

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying Funds that emphasize investments in equity securities to one that is comprised of a mixture of Underlying Funds that invest in fixed-income securities (including short-duration bonds) and equity securities.

PRINCIPAL RISKS

The value of your investment in the Fund will change with changes in the values of the Fund’s investments in the Underlying Funds. There is no assurance that the Fund will provide an investor with adequate income at or through retirement.

•

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the stock market generally.

•

Allocation Risk: The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or Morningstar may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The limited universe of Underlying Funds and the requirement that a specified percentage of Fund assets be invested in AB Mutual Funds as noted above may adversely affect Fund performance.

•

Interest Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in Underlying Funds that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

•

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments by Underlying Funds in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

•

High Yield Debt Security Risk: Investments in fixed-income securities with ratings below investment grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

•

Inflation Risk: This is the risk that the value of assets or income from the Fund’s investments in the Underlying Funds will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Fund’s assets can decline as can the value of that Underlying Fund’s distributions.

•

Foreign (Non-U.S.) Risk: Investments in non-U.S. issuers by Underlying Funds may involve more risk than investments in U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•

Capitalization Risk: Investments in small- and mid-capitalization companies by Underlying Funds tend to be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

•

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

•

Leverage Risk: Borrowing money or other leverage may make an Underlying Fund’s investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Fund may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

•

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies.

•

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser and Morningstar will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over the life of the Fund; and

•	how the Fund’s average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund’s website at www.abfunds.com (click on “Investments—Mutual Funds”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2019, the year-to-date unannualized return for Class A shares was 10.81%.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 3.78%, 1st quarter, 2017; and Worst Quarter was down -6.84%, 4th quarter, 2018.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2018)

		1 Year	Since Inception*
Class A**	Return Before Taxes	-9.88%	2.52%

	Return After Taxes on Distributions	-11.73%	1.23%

	Return After Taxes on Distributions and Sale of Fund Shares	-4.88%	1.65%
Class C	Return Before Taxes	-7.47%	2.81%
Advisor Class	Return Before Taxes	-5.49%	3.89%
Class R	Return Before Taxes	-6.03%	3.35%
Class K	Return Before Taxes	-5.85%	3.62%
Class I	Return Before Taxes	-5.59%	3.83%
Class Z	Return Before Taxes	-5.50%	3.88%
S&P Target Date 2020 Index (reflects no deduction for fees, expenses, or taxes)		-4.16%	4.21%

*	Inception date: 12/15/2014.

**	After-tax returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–

Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund. The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order received from the Securities and Exchange Commission (the “Commission”). The exemptive order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund, to enter into sub-advisory agreements with sub-advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund’s shareholders. The sub-advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund’s operation in this manner and reliance by the Fund on this exemptive relief.

The Adviser has retained Morningstar as sub-adviser to select Underlying Funds within each asset class.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Daniel J. Loewy	Since 2014	Senior Vice President of the Adviser

Christopher H. Nikolich	Since 2014	Senior Vice President of the Adviser

The following table lists the Morningstar personnel who are primarily responsible for selecting Underlying Funds within each asset class for investment by the Fund:

Employee	Length of Service	Title
Brian Huckstep	Since 2014	Portfolio Manager for the registered investment adviser subsidiaries of Morningstar, Inc.

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 of this Prospectus.

AB Multi-Manager Select 2025 Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 79 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 113 of the Fund’s Statement of Additional Information (“SAI”).

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class R, K, I and Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None(a)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	None(a)	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C		Advisor Class	Class R		Class K	Class I	Class Z
Management Fees	.15%	.15%		.15%	.15%		.15%	.15%	.15%

Distribution and/or Service (12b-1) Fees	.25%	.25%	(b)	None	.25%	(b)	.25%	None	None

Other Expenses
Transfer Agent	.10%	.11%		.10%	.24%		.20%	.12%	.02%
Other Expenses	.19%	.19%		.19%	.19%		.19%	.19%	.19%

Total Other Expenses	.29%	.30%		.29%	.43%		.39%	.31%	.21%

Acquired Fund Fees and Expenses (Underlying Funds)(c)	.54%	.54%		.54%	.54%		.54%	.54%	.54%

Total Annual Fund Operating Expenses	1.23%	1.24%		.98%	1.37%		1.33%	1.00%	.90%

Fee Waiver and/or Expense Reimbursement(d)	(.31)%	(.32)%		(.31)%	(.45)%		(.41)%	(.33)%	(.23)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	.92%	.92%		.67%	.92%		.92%	.67%	.67%

(a)

As described below under “Purchase and Sale of Fund Shares”, initial sales charges and contingent deferred sales charges (“CDSC”) are being waived in light of the pending liquidation of the Fund. Absent the waiver of these charges, the maximum initial sales charge imposed on purchases of Class A shares would be 4.25%; certain purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, would be subject to a 1%, 1-year CDSC; and purchases of Class C shares would be subject to a 1%, 1-year CDSC. Class C shares automatically convert to Class A shares after ten years.

(b)

Restated to reflect current fees in connection with the pending liquidation of the Fund (as described below under “Purchase and Sale of Fund Shares”). The Fund’s Board of Directors has limited the Fund’s distribution and/or service (Rule 12b-1) fees to an annual rate not in excess of .25%. Absent this limitation, Class C shares and Class R shares would be subject to 12b-1 fees of 1.00% and .50%, respectively.

(c)

Acquired Fund Fees and Expenses include interest expense and certain costs related to short sales of the Underlying Funds. Without such expenses included, Acquired Fund Fees and Expenses would be .45%, and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement would be .83%, .83%, .58%, .83%, .83%, .58% and .58% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares.

(d)

The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund until November 30, 2020 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .38%, .38%, .13%, .38%, .38%, .13% and .13% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares (“expense limitations”). The expense limitations will remain in effect until November 30, 2020 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. Any fees waived and expenses borne by the Adviser through January 5, 2016 under the expense limitation in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s operating expenses to exceed the applicable expense limitations. In connection with the Fund’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee, as included in “Acquired Fund Fees and Expenses”.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Advisor Class	Class R	Class K	Class I	Class Z
After 1 Year	$515	$94	$68	$94	$94	$68	$68

After 3 Years	$769	$362	$281	$390	$381	$286	$264

After 5 Years	$1,043	$650	$511	$707	$690	$520	$476

After 10 Years	$1,824	$1,472	$1,173	$1,607	$1,566	$1,195	$1,087

Portfolio Turnover

The Fund (or an Underlying Fund) pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate (which does not reflect purchases and sales of securities by the Underlying Funds) was 53% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Fund focuses its investments while minimizing short term risks on a combination of AB Mutual Funds and mutual funds and exchange-traded funds, or ETFs, managed by unaffiliated third parties (“Underlying Funds”) representing a variety of asset classes and investment styles. The Fund invests in the Underlying Funds in accordance with its target asset mix. In order to implement the Fund’s investment strategies, Morningstar Investment Management LLC (“Morningstar”), the Fund’s sub-adviser, selects Underlying Funds within each asset class for investment by the Fund from among AB Mutual Funds and funds offered by other fund complexes that have entered into a participation agreement or similar arrangement with the Fund. The Adviser has directed Morningstar to normally select Underlying Funds so that 10% to 50% of the Fund’s net assets is invested in AB Mutual Funds. ETFs will normally represent a significant portion of the Fund’s investments, and these ETFs are typically passive vehicles intended to track the performance of particular securities indices rather than actively-managed funds.

The Fund is managed to the specific year of planned retirement included in its name (the “retirement date”), in this case, 2025. The Fund’s asset mix will become more conservative, with an increasing exposure to investments in fixed-income securities and short-term bonds, each year until reaching the year approximately fifteen years after the retirement date. At that time, the Fund will no longer be managed to become more conservative each year, although the Adviser may continue to vary the relative weightings of the Fund’s asset classes as described below. This strategy reflects the objective of pursuing the maximum amount of total return, consistent with a reasonable amount of risk, during the investor’s pre-retirement and early retirement years. After the retirement date of the Fund, the Fund’s investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income and seeks to minimize the likelihood that an investor in the Fund experiences a significant loss of capital at a more advanced age.

The Fund allocates its investments in Underlying Funds that invest in the following asset classes: traditional equity securities, defensive equity securities, equity diversifiers, inflation sensitive instruments, fixed-income diversifiers and core fixed-income securities (including high yield bonds or “junk bonds”). For these purposes, inflation sensitive instruments include investments in funds focused on real estate securities, commodities and inflation-indexed securities, fixed-income diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and low correlation with fixed-income markets such as market neutral funds, short duration fixed-income securities include investments in funds focused on minimizing risk of loss by maintaining average maturities of three years or less, defensive equity securities include investments in funds focusing on low volatility equities and other equity strategies emphasizing high-quality cash flows and dividends, and equity diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and limited correlation with equity markets such as equity long/short funds. The Fund may also invest directly in investments in each asset class. Each Underlying Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, in an effort to earn income, to gain or adjust exposure to individual securities or markets, or to protect all or a portion of the Underlying Fund’s portfolio from a decline in value.

The Fund’s current target asset mix (based on the Fund’s distance from its retirement date) is approximately 38.1% traditional equity securities, 24.8% core fixed-income securities, 16.5% inflation sensitive instruments, 12.2% defensive equity securities, 4.9% equity diversifiers and 3.5% fixed-income diversifiers. The Fund’s investments in fixed-income and equity asset classes may include Underlying Funds investing in U.S. and non-U.S. securities. The Adviser will cause the relative weightings of the Fund’s asset classes to vary from the target asset mix in light of market conditions and forecasts, but usually by not more than plus/minus 10%. Appreciation and/or depreciation of the Underlying Funds representing various asset classes may cause the relative weightings to vary by more than 10%, and during adverse market conditions the Adviser may cause the relative weightings to be more than 10% more conservative than the typical asset mix for that point in time.

In making asset allocation decisions, the Adviser uses its proprietary dynamic asset allocation process (“DAA”). DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund primarily by adjusting Underlying Fund investments.

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying Funds that emphasize investments in equity securities to one that is comprised of a mixture of Underlying Funds that invest in fixed-income securities (including short-duration bonds) and equity securities.

PRINCIPAL RISKS

The value of your investment in the Fund will change with changes in the values of the Fund’s investments in the Underlying Funds. There is no assurance that the Fund will provide an investor with adequate income at or through retirement.

•

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the stock market generally.

•

Allocation Risk: The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or Morningstar may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The limited universe of Underlying Funds and the requirement that a specified percentage of Fund assets be invested in AB Mutual Funds as noted above may adversely affect Fund performance.

•

Interest Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in Underlying Funds that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

•

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments by Underlying Funds in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

•

High Yield Debt Security Risk: Investments in fixed-income securities with ratings below investment grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

•

Inflation Risk: This is the risk that the value of assets or income from the Fund’s investments in the Underlying Funds will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Fund’s assets can decline as can the value of that Underlying Fund’s distributions.

•

Foreign (Non-U.S.) Risk: Investments in non-U.S. issuers by Underlying Funds may involve more risk than investments in U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•

Capitalization Risk: Investments in small- and mid-capitalization companies by Underlying Funds tend to be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

•

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

•

Leverage Risk: Borrowing money or other leverage may make an Underlying Fund’s investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Fund may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

•

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies.

•

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser and Morningstar will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over the life of the Fund; and

•	how the Fund’s average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund’s website at www.abfunds.com (click on “Investments—Mutual Funds”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2019, the year-to-date unannualized return for Class A shares was 11.60%.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 4.35%, 1st quarter, 2017; and Worst Quarter was down -8.04%, 4th quarter, 2018.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2018)

		1 Year	Since Inception*
Class A**	Return Before Taxes	-10.49%	2.99%

	Return After Taxes on Distributions	-12.55%	1.65%

	Return After Taxes on Distributions and Sale of Fund Shares	-5.18%	2.01%
Class C	Return Before Taxes	-8.02%	3.35%
Advisor Class	Return Before Taxes	-6.25%	4.38%
Class R	Return Before Taxes	-6.74%	3.84%
Class K	Return Before Taxes	-6.44%	4.12%
Class I	Return Before Taxes	-6.26%	4.36%
Class Z	Return Before Taxes	-6.19%	4.38%
S&P Target Date 2025 Index (reflects no deduction for fees, expenses, or taxes)		-5.02%	4.56%

*	Inception date: 12/15/2014.

**	After-tax returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–

Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund. The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order received from the Securities and Exchange Commission (the “Commission”). The exemptive order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund, to enter into sub-advisory agreements with sub-advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund’s shareholders. The sub-advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund’s operation in this manner and reliance by the Fund on this exemptive relief.

The Adviser has retained Morningstar as sub-adviser to select Underlying Funds within each asset class.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Daniel J. Loewy	Since 2014	Senior Vice President of the Adviser

Christopher H. Nikolich	Since 2014	Senior Vice President of the Adviser

The following table lists the Morningstar personnel who are primarily responsible for selecting Underlying Funds within each asset class for investment by the Fund:

Employee	Length of Service	Title
Brian Huckstep	Since 2014	Portfolio Manager for the registered investment adviser subsidiaries of Morningstar, Inc.

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 of this Prospectus.

AB Multi-Manager Select 2030 Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 79 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 113 of the Fund’s Statement of Additional Information (“SAI”).

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class R, K, I and Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None(a)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	None(a)	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C		Advisor Class	Class R		Class K	Class I	Class Z
Management Fees	.15%	.15%		.15%	.15%		.15%	.15%	.15%

Distribution and/or Service (12b-1) Fees	.25%	.25%	(b)	None	.25%	(b)	.25%	None	None

Other Expenses
Transfer Agent	.09%	.09%		.09%	.26%		.19%	.12%	.02%
Other Expenses	.23%	.24%		.23%	.23%		.23%	.23%	.24%

Total Other Expenses	.32%	.33%		.32%	.49%		.42%	.35%	.26%

Acquired Fund Fees and Expenses (Underlying Funds)(c)	.51%	.51%		.51%	.51%		.51%	.51%	.51%

Total Annual Fund Operating Expenses	1.23%	1.24%		.98%	1.40%		1.33%	1.01%	.92%

Fee Waiver and/or Expense Reimbursement(d)	(.33)%	(.34)%		(.33)%	(.50)%		(.43)%	(.36)%	(.27)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	.90%	.90%		.65%	.90%		.90%	.65%	.65%

(a)

As described below under “Purchase and Sale of Fund Shares”, initial sales charges and contingent deferred sales charges (“CDSC”) are being waived in light of the pending liquidation of the Fund. Absent the waiver of these charges, the maximum initial sales charge imposed on purchases of Class A shares would be 4.25%; certain purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, would be subject to a 1%, 1-year CDSC; and purchases of Class C shares would be subject to a 1%, 1-year CDSC. Class C shares automatically convert to Class A shares after ten years.

(b)

Restated to reflect current fees in connection with the pending liquidation of the Fund (as described below under “Purchase and Sale of Fund Shares”). The Fund’s Board of Directors has limited the Fund’s distribution and/or service (Rule 12b-1) fees to an annual rate not in excess of .25%. Absent this limitation, Class C shares and Class R shares would be subject to 12b-1 fees of 1.00% and .50%, respectively.

(c)

Acquired Fund Fees and Expenses include interest expense and certain costs related to short sales of the Underlying Funds. Without such expenses included, Acquired Fund Fees and Expenses would be .44%, and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement would be .83%, .83%, .58%, .83%, .83%, .58% and .58% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares.

(d)

The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund until November 30, 2020 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .39%, .39%, .14%, .39%, .39%, .14% and .14% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares (“expense limitations”). The expense limitations will remain in effect until November 30, 2020 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. Any fees waived and expenses borne by the Adviser through January 5, 2016 under the expense limitation in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s operating expenses to exceed the applicable expense limitations. In connection with the Fund’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee, as included in “Acquired Fund Fees and Expenses”.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Advisor Class	Class R	Class K	Class I	Class Z
After 1 Year	$513	$92	$66	$92	$92	$66	$66

After 3 Years	$767	$360	$279	$394	$379	$286	$266

After 5 Years	$1,042	$648	$510	$718	$688	$523	$483

After 10 Years	$1,822	$1,470	$1,171	$1,636	$1,564	$1,204	$1,107

Portfolio Turnover

The Fund (or an Underlying Fund) pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate (which does not reflect purchases and sales of securities by the Underlying Funds) was 52% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Fund focuses its investments while minimizing short term risks on a combination of AB Mutual Funds and mutual funds and exchange-traded funds, or ETFs, managed by unaffiliated third parties (“Underlying Funds”) representing a variety of asset classes and investment styles. The Fund invests in the Underlying Funds in accordance with its target asset mix. In order to implement the Fund’s investment strategies, Morningstar Investment Management LLC (“Morningstar”), the Fund’s sub-adviser, selects Underlying Funds within each asset class for investment by the Fund from among AB Mutual Funds and funds offered by other fund complexes that have entered into a participation agreement or similar arrangement with the Fund. The Adviser has directed Morningstar to normally select Underlying Funds so that 10% to 50% of the Fund’s net assets is invested in AB Mutual Funds. ETFs will normally represent a significant portion of the Fund’s investments, and these ETFs are typically passive vehicles intended to track the performance of particular securities indices rather than actively-managed funds.

The Fund is managed to the specific year of planned retirement included in its name (the “retirement date”), in this case, 2030. The Fund’s asset mix will become more conservative, with an increasing exposure to investments in fixed-income securities and short-term bonds, each year until reaching the year approximately fifteen years after the retirement date. At that time, the Fund will no longer be managed to become more conservative each year, although the Adviser may continue to vary the relative weightings of the Fund’s asset classes as described below. This strategy reflects the objective of pursuing the maximum amount of total return, consistent with a reasonable amount of risk, during the investor’s pre-retirement and early retirement years. After the retirement date of the Fund, the Fund’s investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income and seeks to minimize the likelihood that an investor in the Fund experiences a significant loss of capital at a more advanced age.

The Fund allocates its investments in Underlying Funds that invest in the following asset classes: traditional equity securities, defensive equity securities, equity diversifiers, inflation sensitive instruments, fixed-income diversifiers and core fixed-income securities (including high yield bonds or “junk bonds”). For these purposes, inflation sensitive instruments include investments in funds focused on real estate securities, commodities and inflation-indexed securities, fixed-income diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and low correlation with fixed-income markets such as market neutral funds, short duration fixed-income securities include investments in funds focused on minimizing risk of loss by maintaining average maturities of three years or less, defensive equity securities include investments in funds focusing on low volatility equities and other equity strategies emphasizing high-quality cash flows and dividends, and equity diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and limited correlation with equity markets such as equity long/short funds. The Fund may also invest directly in investments in each asset class. Each Underlying Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, in an effort to earn income, to gain or adjust exposure to individual securities or markets, or to protect all or a portion of the Underlying Fund’s portfolio from a decline in value.

The Fund’s current target asset mix (based on the Fund’s distance from its retirement date) is approximately 46.6% traditional equity securities, 21.0% core fixed-income securities, 12.2% inflation sensitive instruments, 11.9% defensive equity securities, 5.6% equity diversifiers and 2.8% fixed-income diversifiers. The Fund’s investments in fixed-income and equity asset classes may include Underlying Funds investing in U.S. and non-U.S. securities. The Adviser will cause the relative weightings of the Fund’s asset classes to vary from the target asset mix in light of market conditions and forecasts, but usually by not more than plus/minus 10%. Appreciation and/or depreciation of the Underlying Funds representing various asset classes may cause the relative weightings to vary by more than 10%, and during adverse market conditions the Adviser may cause the relative weightings to be more than 10% more conservative than the typical asset mix for that point in time.

In making asset allocation decisions, the Adviser uses its proprietary dynamic asset allocation process (“DAA”). DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund primarily by adjusting Underlying Fund investments.

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying Funds that emphasize investments in equity securities to one that is comprised of a mixture of Underlying Funds that invest in fixed-income securities (including short-duration bonds) and equity securities.

PRINCIPAL RISKS

The value of your investment in the Fund will change with changes in the values of the Fund’s investments in the Underlying Funds. There is no assurance that the Fund will provide an investor with adequate income at or through retirement.

•

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the stock market generally.

•

Allocation Risk: The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or Morningstar may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The limited universe of Underlying Funds and the requirement that a specified percentage of Fund assets be invested in AB Mutual Funds as noted above may adversely affect Fund performance.

•

Interest Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in Underlying Funds that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

•

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments by Underlying Funds in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

•

High Yield Debt Security Risk: Investments in fixed-income securities with ratings below investment grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

•

Inflation Risk: This is the risk that the value of assets or income from the Fund’s investments in the Underlying Funds will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Fund’s assets can decline as can the value of that Underlying Fund’s distributions.

•

Foreign (Non-U.S.) Risk: Investments in non-U.S. issuers by Underlying Funds may involve more risk than investments in U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•

Capitalization Risk: Investments in small- and mid-capitalization companies by Underlying Funds tend to be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

•

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

•

Leverage Risk: Borrowing money or other leverage may make an Underlying Fund’s investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Fund may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

•

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies.

•

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser and Morningstar will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over the life of the Fund; and

•	how the Fund’s average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund’s website at www.abfunds.com (click on “Investments—Mutual Funds”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2019, the year-to-date unannualized return for Class A shares was 12.21%.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 4.97%, 1st quarter, 2017; and Worst Quarter was down -9.15%, 4th quarter, 2018.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2018)

		1 Year	Since Inception*
Class A**	Return Before Taxes	-11.16%	3.59%

	Return After Taxes on Distributions	-13.04%	2.18%

	Return After Taxes on Distributions and Sale of Fund Shares	-5.61%	2.45%
Class C	Return Before Taxes	-8.69%	3.96%
Advisor Class	Return Before Taxes	-6.93%	4.99%
Class R	Return Before Taxes	-7.51%	4.42%
Class K	Return Before Taxes	-7.21%	4.71%
Class I	Return Before Taxes	-6.99%	4.96%
Class Z	Return Before Taxes	-6.99%	4.97%
S&P Target Date 2030 Index (reflects no deduction for fees, expenses, or taxes)		-5.99%	4.83%

*	Inception date: 12/15/2014.

**	After-tax returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–

Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund. The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order received from the Securities and Exchange Commission (the “Commission”). The exemptive order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund, to enter into sub-advisory agreements with sub-advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund’s shareholders. The sub-advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund’s operation in this manner and reliance by the Fund on this exemptive relief.

The Adviser has retained Morningstar as sub-adviser to select Underlying Funds within each asset class.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Daniel J. Loewy	Since 2014	Senior Vice President of the Adviser

Christopher H. Nikolich	Since 2014	Senior Vice President of the Adviser

The following table lists the Morningstar personnel who are primarily responsible for selecting Underlying Funds within each asset class for investment by the Fund:

Employee	Length of Service	Title
Brian Huckstep	Since 2014	Portfolio Manager for the registered investment adviser subsidiaries of Morningstar, Inc.

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 of this Prospectus.

AB Multi-Manager Select 2035 Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 79 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 113 of the Fund’s Statement of Additional Information (“SAI”).

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class R, K, I and Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None(a)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	None(a)	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C		Advisor Class	Class R		Class K	Class I	Class Z
Management Fees	.15%	.15%		.15%	.15%		.15%	.15%	.15%

Distribution and/or Service (12b-1) Fees	.25%	.25%	(b)	None	.25%	(b)	.25%	None	None

Other Expenses
Transfer Agent	.12%	.14%		.12%	.24%		.19%	.12%	.02%
Other Expenses	.24%	.24%		.25%	.24%		.24%	.24%	.28%

Total Other Expenses	.36%	.38%		.37%	.48%		.43%	.36%	.30%

Acquired Fund Fees and Expenses (Underlying Funds)(c)	.49%	.49%		.49%	.49%		.49%	.49%	.49%

Total Annual Fund Operating Expenses	1.25%	1.27%		1.01%	1.37%		1.32%	1.00%	.94%

Fee Waiver and/or Expense Reimbursement(d)	(.36)%	(.38)%		(.37)%	(.48)%		(.43)%	(.36)%	(.30)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	.89%	.89%		.64%	.89%		.89%	.64%	.64%

(a)

As described below under “Purchase and Sale of Fund Shares”, initial sales charges and contingent deferred sales charges (“CDSC”) are being waived in light of the pending liquidation of the Fund. Absent the waiver of these charges, the maximum initial sales charge imposed on purchases of Class A shares would be 4.25%; certain purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, would be subject to a 1%, 1-year CDSC; and purchases of Class C shares would be subject to a 1%, 1-year CDSC. Class C shares automatically convert to Class A shares after ten years.

(b)

Restated to reflect current fees in connection with the pending liquidation of the Fund (as described below under “Purchase and Sale of Fund Shares”). The Fund’s Board of Directors has limited the Fund’s distribution and/or service (Rule 12b-1) fees to an annual rate not in excess of .25%. Absent this limitation, Class C shares and Class R shares would be subject to 12b-1 fees of 1.00% and .50%, respectively.

(c)

Acquired Fund Fees and Expenses include interest expense and certain costs related to short sales of the Underlying Funds. Without such expenses included, Acquired Fund Fees and Expenses would be .43%, and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement would be .83%, .83%, .58%, .83%, .83%, .58% and .58% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares.

(d)

The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund until November 30, 2020 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .40%, .40%, .15%, .40%, .40%, .15% and .15% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares (“expense limitations”). The expense limitations will remain in effect until November 30, 2020 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. Any fees waived and expenses borne by the Adviser through January 5, 2016 under the expense limitation in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s operating expenses to exceed the applicable expense limitations. In connection with the Fund’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee, as included in “Acquired Fund Fees and Expenses”.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Advisor Class	Class R	Class K	Class I	Class Z
After 1 Year	$512	$91	$65	$91	$91	$65	$65

After 3 Years	$771	$365	$285	$387	$376	$283	$270

After 5 Years	$1,049	$660	$522	$704	$682	$517	$491

After 10 Years	$1,842	$1,501	$1,203	$1,605	$1,553	$1,192	$1,127

Portfolio Turnover

The Fund (or an Underlying Fund) pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate (which does not reflect purchases and sales of securities by the Underlying Funds) was 54% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Fund focuses its investments while minimizing short term risks on a combination of AB Mutual Funds and mutual funds and exchange-traded funds, or ETFs, managed by unaffiliated third parties (“Underlying Funds”) representing a variety of asset classes and investment styles. The Fund invests in the Underlying Funds in accordance with its target asset mix. In order to implement the Fund’s investment strategies, Morningstar Investment Management LLC (“Morningstar”), the Fund’s sub-adviser, selects Underlying Funds within each asset class for investment by the Fund from among AB Mutual Funds and funds offered by other fund complexes that have entered into a participation agreement or similar arrangement with the Fund. The Adviser has directed Morningstar to normally select Underlying Funds so that 10% to 50% of the Fund’s net assets is invested in AB Mutual Funds. ETFs will normally represent a significant portion of the Fund’s investments, and these ETFs are typically passive vehicles intended to track the performance of particular securities indices rather than actively-managed funds.

The Fund is managed to the specific year of planned retirement included in its name (the “retirement date”), in this case, 2035. The Fund’s asset mix will become more conservative, with an increasing exposure to investments in fixed-income securities and short-term bonds, each year until reaching the year approximately fifteen years after the retirement date. At that time, the Fund will no longer be managed to become more conservative each year, although the Adviser may continue to vary the relative weightings of the Fund’s asset classes as described below. This strategy reflects the objective of pursuing the maximum amount of total return, consistent with a reasonable amount of risk, during the investor’s pre-retirement and early retirement years. After the retirement date of the Fund, the Fund’s investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income and seeks to minimize the likelihood that an investor in the Fund experiences a significant loss of capital at a more advanced age.

The Fund allocates its investments in Underlying Funds that invest in the following asset classes: traditional equity securities, defensive equity securities, equity diversifiers, inflation sensitive instruments, fixed-income diversifiers and core fixed-income securities (including high yield bonds or “junk bonds”). For these purposes, inflation sensitive instruments include investments in funds focused on real estate securities, commodities and inflation-indexed securities, fixed-income diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and low correlation with fixed-income markets such as market neutral funds, short duration fixed-income securities include investments in funds focused on minimizing risk of loss by maintaining average maturities of three years or less, defensive equity securities include investments in funds focusing on low volatility equities and other equity strategies emphasizing high-quality cash flows and dividends, and equity diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and limited correlation with equity markets such as equity long/short funds. The Fund may also invest directly in investments in each asset class. Each Underlying Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, in an effort to earn income, to gain or adjust exposure to individual securities or markets, or to protect all or a portion of the Underlying Fund’s portfolio from a decline in value.

The Fund’s current target asset mix (based on the Fund’s distance from its retirement date) is approximately 56.6% traditional equity securities, 16.6% core fixed-income securities, 10.9% defensive equity securities, 7.6% inflation sensitive instruments, 6.3% equity diversifiers and 2.0% fixed-income diversifiers. The Fund’s investments in fixed-income and equity asset classes may include Underlying Funds investing in U.S. and non-U.S. securities. The Adviser will cause the relative weightings of the Fund’s asset classes to vary from the target asset mix in light of market conditions and forecasts, but usually by not more than plus/minus 10%. Appreciation and/or depreciation of the Underlying Funds representing various asset classes may cause the relative weightings to vary by more than 10%, and during adverse market conditions the Adviser may cause the relative weightings to be more than 10% more conservative than the typical asset mix for that point in time.

In making asset allocation decisions, the Adviser uses its proprietary dynamic asset allocation process (“DAA”). DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund primarily by adjusting Underlying Fund investments.

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying Funds that emphasize investments in equity securities to one that is comprised of a mixture of Underlying Funds that invest in fixed-income securities (including short-duration bonds) and equity securities.

PRINCIPAL RISKS

The value of your investment in the Fund will change with changes in the values of the Fund’s investments in the Underlying Funds. There is no assurance that the Fund will provide an investor with adequate income at or through retirement.

•

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the stock market generally.

•

Allocation Risk: The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or Morningstar may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The limited universe of Underlying Funds and the requirement that a specified percentage of Fund assets be invested in AB Mutual Funds as noted above may adversely affect Fund performance.

•

Interest Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in Underlying Funds that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

•

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments by Underlying Funds in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

•

High Yield Debt Security Risk: Investments in fixed-income securities with ratings below investment grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

•

Inflation Risk: This is the risk that the value of assets or income from the Fund’s investments in the Underlying Funds will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Fund’s assets can decline as can the value of that Underlying Fund’s distributions.

•

Foreign (Non-U.S.) Risk: Investments in non-U.S. issuers by Underlying Funds may involve more risk than investments in U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•

Capitalization Risk: Investments in small- and mid-capitalization companies by Underlying Funds tend to be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

•

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

•

Leverage Risk: Borrowing money or other leverage may make an Underlying Fund’s investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Fund may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

•

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies.

•

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser and Morningstar will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over the life of the Fund; and

•	how the Fund’s average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund’s website at www.abfunds.com (click on “Investments—Mutual Funds”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2019, the year-to-date unannualized return for Class A shares was 13.34%.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 5.61%, 1st quarter, 2017; and Worst Quarter was down -10.32%, 4th quarter, 2018.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2018)

		1 Year	Since Inception*
Class A**	Return Before Taxes	-11.69%	3.99%

	Return After Taxes on Distributions	-13.61%	2.59%

	Return After Taxes on Distributions and Sale of Fund Shares	-5.83%	2.79%
Class C	Return Before Taxes	-9.38%	4.30%
Advisor Class	Return Before Taxes	-7.60%	5.36%
Class R	Return Before Taxes	-8.07%	4.82%
Class K	Return Before Taxes	-7.75%	5.12%
Class I	Return Before Taxes	-7.55%	5.35%
Class Z	Return Before Taxes	-7.61%	5.35%
S&P Target Date 2035 Index (reflects no deduction for fees, expenses, or taxes)		-6.88%	5.10%

*	Inception date: 12/15/2014.

**	After-tax returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–

Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund. The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order received from the Securities and Exchange Commission (the “Commission”). The exemptive order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund, to enter into sub-advisory agreements with sub-advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund’s shareholders. The sub-advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund’s operation in this manner and reliance by the Fund on this exemptive relief.

The Adviser has retained Morningstar as sub-adviser to select Underlying Funds within each asset class.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Daniel J. Loewy	Since 2014	Senior Vice President of the Adviser

Christopher H. Nikolich	Since 2014	Senior Vice President of the Adviser

The following table lists the Morningstar personnel who are primarily responsible for selecting Underlying Funds within each asset class for investment by the Fund:

Employee	Length of Service	Title
Brian Huckstep	Since 2014	Portfolio Manager for the registered investment adviser subsidiaries of Morningstar, Inc.

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 of this Prospectus.

AB Multi-Manager Select 2040 Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 79 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 113 of the Fund’s Statement of Additional Information (“SAI”).

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class R, K, I and Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None(a)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	None(a)	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C		Advisor Class	Class R		Class K	Class I	Class Z
Management Fees	.15%	.15%		.15%	.15%		.15%	.15%	.15%

Distribution and/or Service (12b-1) Fees	.25%	.25%	(b)	None	.25%	(b)	.25%	None	None

Other Expenses
Transfer Agent	.14%	.15%		.14%	.24%		.19%	.12%	.02%
Other Expenses	.37%	.37%		.38%	.38%		.37%	.37%	.38%

Total Other Expenses	.51%	.52%		.52%	.62%		.56%	.49%	.40%

Acquired Fund Fees and Expenses (Underlying Funds)(c)	.47%	.47%		.47%	.47%		.47%	.47%	.47%

Total Annual Fund Operating Expenses	1.38%	1.39%		1.14%	1.49%		1.43%	1.11%	1.02%

Fee Waiver and/or Expense Reimbursement(d)	(.50)%	(.51)%		(.51)%	(.61)%		(.55)%	(.48)%	(.39)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	.88%	.88%		.63%	.88%		.88%	.63%	.63%

(a)

As described below under “Purchase and Sale of Fund Shares”, initial sales charges and contingent deferred sales charges (“CDSC”) are being waived in light of the pending liquidation of the Fund. Absent the waiver of these charges, the maximum initial sales charge imposed on purchases of Class A shares would be 4.25%; certain purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, would be subject to a 1%, 1-year contingent deferred sales charge (“CDSC”), which may be subject to waiver in certain circumstances. Class C shares automatically convert to Class A shares after ten years.

(b)

Restated to reflect current fees in connection with the pending liquidation of the Fund (as described below under “Purchase and Sale of Fund Shares”). The Fund’s Board of Directors has limited the Fund’s distribution and/or service (Rule 12b-1) fees to an annual rate not in excess of .25%. Absent this limitation, Class C shares and Class R shares would be subject to 12b-1 fees of 1.00% and .50%, respectively.

(c)

Acquired Fund Fees and Expenses include interest expense and certain costs related to short sales of the Underlying Funds. Without such expenses included, Acquired Fund Fees and Expenses would be .42%, and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement would be .83%, .83%, .58%, .83%, .83%, .58% and .58% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares.

(d)

The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund until November 30, 2020 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .41%, .41%, .16%, .41%, .41%, .16% and .16% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares (“expense limitations”). The expense limitations will remain in effect until November 30, 2020 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. Any fees waived and expenses borne by the Adviser through January 5, 2016 under the expense limitation in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s operating expenses to exceed the applicable expense limitations. In connection with the Fund’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee, as included in “Acquired Fund Fees and Expenses”.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Advisor Class	Class R	Class K	Class I	Class Z
After 1 Year	$511	$90	$64	$90	$90	$64	$64

After 3 Years	$796	$390	$312	$411	$398	$305	$286

After 5 Years	$1,102	$712	$578	$755	$729	$565	$525

After 10 Years	$1,970	$1,624	$1,341	$1,727	$1,666	$1,309	$1,212

Portfolio Turnover

The Fund (or an Underlying Fund) pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate (which does not reflect purchases and sales of securities by the Underlying Funds) was 49% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Fund focuses its investments while minimizing short term risks on a combination of AB Mutual Funds and mutual funds and exchange-traded funds, or ETFs, managed by unaffiliated third parties (“Underlying Funds”) representing a variety of asset classes and investment styles. The Fund invests in the Underlying Funds in accordance with its target asset mix. In order to implement the Fund’s investment strategies, Morningstar Investment Management LLC (“Morningstar”), the Fund’s sub-adviser, selects Underlying Funds within each asset class for investment by the Fund from among AB Mutual Funds and funds offered by other fund complexes that have entered into a participation agreement or similar arrangement with the Fund. The Adviser has directed Morningstar to normally select Underlying Funds so that 10% to 50% of the Fund’s net assets is invested in AB Mutual Funds. ETFs will normally represent a significant portion of the Fund’s investments, and these ETFs are typically passive vehicles intended to track the performance of particular securities indices rather than actively-managed funds.

The Fund is managed to the specific year of planned retirement included in its name (the “retirement date”), in this case, 2040. The Fund’s asset mix will become more conservative, with an increasing exposure to investments in fixed-income securities and short-term bonds, each year until reaching the year approximately fifteen years after the retirement date. At that time, the Fund will no longer be managed to become more conservative each year, although the Adviser may continue to vary the relative weightings of the Fund’s asset classes as described below. This strategy reflects the objective of pursuing the maximum amount of total return, consistent with a reasonable amount of risk, during the investor’s pre-retirement and early retirement years. After the retirement date of the Fund, the Fund’s investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income and seeks to minimize the likelihood that an investor in the Fund experiences a significant loss of capital at a more advanced age.

The Fund allocates its investments in Underlying Funds that invest in the following asset classes: traditional equity securities, defensive equity securities, equity diversifiers, inflation sensitive instruments and core fixed-income securities (including high yield bonds or “junk bonds”). For these purposes, inflation sensitive instruments include investments in funds focused on real estate securities, commodities and inflation-indexed securities, fixed-income diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and low correlation with fixed-income markets such as market neutral funds, short duration fixed-income securities include investments in funds focused on minimizing risk of loss by maintaining average maturities of three years or less, defensive equity securities include investments in funds focusing on low volatility equities and other equity strategies emphasizing high-quality cash flows and dividends, and equity diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and limited correlation with equity markets such as equity long/short funds. The Fund may also invest directly in investments in each asset class. Each Underlying Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, in an effort to earn income, to gain or adjust exposure to individual securities or markets, or to protect all or a portion of the Underlying Fund’s portfolio from a decline in value.

The Fund’s current target asset mix (based on the Fund’s distance from its retirement date) is approximately 67.0% traditional equity securities, 9.8% core fixed-income securities, 9.4% defensive equity securities, 7.0% equity diversifiers and 6.9% inflation sensitive instruments. The Fund’s investments in fixed-income and equity asset classes may include Underlying Funds investing in U.S. and non-U.S. securities. The Adviser will cause the relative weightings of the Fund’s asset classes to vary from the target asset mix in light of market conditions and forecasts, but usually by not more than plus/minus 10%. Appreciation and/or depreciation of the Underlying Funds representing various asset classes may cause the relative weightings to vary by more than 10%, and during adverse market conditions the Adviser may cause the relative weightings to be more than 10% more conservative than the typical asset mix for that point in time.

In making asset allocation decisions, the Adviser uses its proprietary dynamic asset allocation process (“DAA”). DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund primarily by adjusting Underlying Fund investments.

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying Funds that emphasize investments in equity securities to one that is comprised of a mixture of Underlying Funds that invest in fixed-income securities (including short-duration bonds) and equity securities.

PRINCIPAL RISKS

The value of your investment in the Fund will change with changes in the values of the Fund’s investments in the Underlying Funds. There is no assurance that the Fund will provide an investor with adequate income at or through retirement.

•

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the stock market generally.

•

Allocation Risk: The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or Morningstar may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The limited universe of Underlying Funds and the requirement that a specified percentage of Fund assets be invested in AB Mutual Funds as noted above may adversely affect Fund performance.

•

Interest Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in Underlying Funds that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

•

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments by Underlying Funds in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

•

High Yield Debt Security Risk: Investments in fixed-income securities with ratings below investment grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

•

Inflation Risk: This is the risk that the value of assets or income from the Fund’s investments in the Underlying Funds will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Fund’s assets can decline as can the value of that Underlying Fund’s distributions.

•

Foreign (Non-U.S.) Risk: Investments in non-U.S. issuers by Underlying Funds may involve more risk than investments in U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•

Capitalization Risk: Investments in small- and mid-capitalization companies by Underlying Funds tend to be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

•

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

•

Leverage Risk: Borrowing money or other leverage may make an Underlying Fund’s investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Fund may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

•

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies.

•

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser and Morningstar will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over the life of the Fund; and

•	how the Fund’s average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund’s website at www.abfunds.com (click on “Investments—Mutual Funds”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2019, the year-to-date unannualized return for Class A shares was 14.20%.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 5.82%, 1st quarter, 2017; and Worst Quarter was down -11.05%, 4th quarter, 2018.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2018)

		1 Year	Since Inception*
Class A**	Return Before Taxes	-12.38%	4.11%

	Return After Taxes on Distributions	-14.67%	2.58%

	Return After Taxes on Distributions and Sale of Fund Shares	-5.97%	2.89%
Class C	Return Before Taxes	-9.97%	4.86%
Advisor Class	Return Before Taxes	-8.28%	5.49%
Class R	Return Before Taxes	-8.69%	4.98%
Class K	Return Before Taxes	-8.48%	5.23%
Class I	Return Before Taxes	-8.31%	5.46%
Class Z	Return Before Taxes	-8.22%	5.51%
S&P Target Date 2040 Index (reflects no deduction for fees, expenses, or taxes)		-7.41%	5.31%

*	Inception date: 12/15/2014.

**	After-tax returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–

Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund. The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order received from the Securities and Exchange Commission (the “Commission”). The exemptive order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund, to enter into sub-advisory agreements with sub-advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund’s shareholders. The sub-advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund’s operation in this manner and reliance by the Fund on this exemptive relief.

The Adviser has retained Morningstar as sub-adviser to select Underlying Funds within each asset class.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Daniel J. Loewy	Since 2014	Senior Vice President of the Adviser

Christopher H. Nikolich	Since 2014	Senior Vice President of the Adviser

The following table lists the Morningstar personnel who are primarily responsible for selecting Underlying Funds within each asset class for investment by the Fund:

Employee	Length of Service	Title
Brian Huckstep	Since 2014	Portfolio Manager for the registered investment adviser subsidiaries of Morningstar, Inc.

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 of this Prospectus.

AB Multi-Manager Select 2045 Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 79 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 113 of the Fund’s Statement of Additional Information (“SAI”).

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class R, K, I and Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None(a)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	None(a)	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C		Advisor Class	Class R		Class K	Class I	Class Z
Management Fees	.15%	.15%		.15%	.15%		.15%	.15%	.15%

Distribution and/or Service (12b-1) Fees	.25%	.25%	(b)	None	.25%	(b)	.25%	None	None

Other Expenses
Transfer Agent	.17%	.19%		.19%	.26%		.19%	.12%	.02%
Other Expenses	.42%	.42%		.43%	.43%		.42%	.42%	.44%

Total Other Expenses	.59%	.61%		.62%	.69%		.61%	.54%	.46%

Acquired Fund Fees and Expenses (Underlying Funds)(c)	.46%	.46%		.46%	.46%		.46%	.46%	.46%

Total Annual Fund Operating Expenses	1.45%	1.47%		1.23%	1.55%		1.47%	1.15%	1.07%

Fee Waiver and/or Expense Reimbursement(d)	(.57)%	(.59)%		(.60)%	(.67)%		(.59)%	(.52)%	(.44)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	.88%	.88%		.63%	.88%		.88%	.63%	.63%

(a)

As described below under “Purchase and Sale of Fund Shares”, initial sales charges and contingent deferred sales charges (“CDSC”) are being waived in light of the pending liquidation of the Fund. Absent the waiver of these charges, the maximum initial sales charge imposed on purchases of Class A shares would be 4.25%; certain purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, would be subject to a 1%, 1-year CDSC; and purchases of Class C shares would be subject to a 1%, 1-year CDSC. Class C shares automatically convert to Class A shares after ten years.

(b)

Restated to reflect current fees in connection with the pending liquidation of the Fund (as described below under “Purchase and Sale of Fund Shares”). The Fund’s Board of Directors has limited the Fund’s distribution and/or service (Rule 12b-1) fees to an annual rate not in excess of .25%. Absent this limitation, Class C shares and Class R shares would be subject to 12b-1 fees of 1.00% and .50%, respectively.

(c)

Acquired Fund Fees and Expenses include interest expense and certain costs related to short sales of the Underlying Funds. Without such expenses included, Acquired Fund Fees and Expenses would be .41%, and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement would be .83%, .83%, .58%, .83%, .83%, .58% and .58% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares.

(d)

The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund until November 30, 2020 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .42%, .42%, .17%, .42%, .42%, .17% and .17% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares (“expense limitations”). The expense limitations will remain in effect until November 30, 2020 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. Any fees waived and expenses borne by the Adviser through January 5, 2016 under the expense limitation in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s operating expenses to exceed the applicable expense limitations. In connection with the Fund’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee, as included in “Acquired Fund Fees and Expenses”.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Advisor Class	Class R	Class K	Class I	Class Z
After 1 Year	$511	$90	$64	$90	$90	$64	$64

After 3 Years	$810	$407	$331	$424	$407	$314	$297

After 5 Years	$1,132	$747	$618	$781	$747	$583	$547

After 10 Years	$2,040	$1,707	$1,436	$1,789	$1,707	$1,351	$1,266

Portfolio Turnover

The Fund (or an Underlying Fund) pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate (which does not reflect purchases and sales of securities by the Underlying Funds) was 48% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Fund focuses its investments while minimizing short term risks on a combination of AB Mutual Funds and mutual funds and exchange-traded funds, or ETFs, managed by unaffiliated third parties (“Underlying Funds”) representing a variety of asset classes and investment styles. The Fund invests in the Underlying Funds in accordance with its target asset mix. In order to implement the Fund’s investment strategies, Morningstar Investment Management LLC (“Morningstar”), the Fund’s sub-adviser, selects Underlying Funds within each asset class for investment by the Fund from among AB Mutual Funds and funds offered by other fund complexes that have entered into a participation agreement or similar arrangement with the Fund. The Adviser has directed Morningstar to normally select Underlying Funds so that 10% to 50% of the Fund’s net assets is invested in AB Mutual Funds. ETFs will normally represent a significant portion of the Fund’s investments, and these ETFs are typically passive vehicles intended to track the performance of particular securities indices rather than actively-managed funds.

The Fund is managed to the specific year of planned retirement included in its name (the “retirement date”), in this case, 2045. The Fund’s asset mix will become more conservative, with an increasing exposure to investments in fixed-income securities and short-term bonds, each year until reaching the year approximately fifteen years after the retirement date. At that time, the Fund will no longer be managed to become more conservative each year, although the Adviser may continue to vary the relative weightings of the Fund’s asset classes as described below. This strategy reflects the objective of pursuing the maximum amount of total return, consistent with a reasonable amount of risk, during the investor’s pre-retirement and early retirement years. After the retirement date of the Fund, the Fund’s investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income and seeks to minimize the likelihood that an investor in the Fund experiences a significant loss of capital at a more advanced age.

The Fund allocates its investments in Underlying Funds that invest in the following asset classes: traditional equity securities, defensive equity securities, equity diversifiers, inflation sensitive instruments and core fixed-income securities (including high yield bonds or “junk bonds”). For these purposes, inflation sensitive instruments include investments in funds focused on real estate securities, commodities and inflation-indexed securities, fixed-income diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and low correlation with fixed-income markets such as market neutral funds, short duration fixed-income securities include investments in funds focused on minimizing risk of loss by maintaining average maturities of three years or less, defensive equity securities include investments in funds focusing on low volatility equities and other equity strategies emphasizing high-quality cash flows and dividends, and equity diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and limited correlation with equity markets such as equity long/short funds. The Fund may also invest directly in investments in each asset class. Each Underlying Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, in an effort to earn income, to gain or adjust exposure to individual securities or markets, or to protect all or a portion of the Underlying Fund’s portfolio from a decline in value.

The Fund’s current target asset mix (based on the Fund’s distance from its retirement date) is approximately 76.0% traditional equity securities, 7.0% equity diversifiers, 6.7% defensive equity securities, 5.3% inflation sensitive instruments and 5.0% core fixed-income securities. The Fund’s investments in fixed-income and equity asset classes may include Underlying Funds investing in U.S. and non-U.S. securities. The Adviser will cause the relative weightings of the Fund’s asset classes to vary from the target asset mix in light of market conditions and forecasts, but usually by not more than plus/minus 10%. Appreciation and/or depreciation of the Underlying Funds representing various asset classes may cause the relative weightings to vary by more than 10%, and during adverse market conditions the Adviser may cause the relative weightings to be more than 10% more conservative than the typical asset mix for that point in time.

In making asset allocation decisions, the Adviser uses its proprietary dynamic asset allocation process (“DAA”). DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund primarily by adjusting Underlying Fund investments.

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying Funds that emphasize investments in equity securities to one that is comprised of a mixture of Underlying Funds that invest in fixed-income securities (including short-duration bonds) and equity securities.

PRINCIPAL RISKS

The value of your investment in the Fund will change with changes in the values of the Fund’s investments in the Underlying Funds. There is no assurance that the Fund will provide an investor with adequate income at or through retirement.

•

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the stock market generally.

•

Allocation Risk: The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or Morningstar may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The limited universe of Underlying Funds and the requirement that a specified percentage of Fund assets be invested in AB Mutual Funds as noted above may adversely affect Fund performance.

•

Interest Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in Underlying Funds that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

•

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments by Underlying Funds in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

•

High Yield Debt Security Risk: Investments in fixed-income securities with ratings below investment grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

•

Inflation Risk: This is the risk that the value of assets or income from the Fund’s investments in the Underlying Funds will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Fund’s assets can decline as can the value of that Underlying Fund’s distributions.

•

Foreign (Non-U.S.) Risk: Investments in non-U.S. issuers by Underlying Funds may involve more risk than investments in U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•

Capitalization Risk: Investments in small- and mid-capitalization companies by Underlying Funds tend to be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

•

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

•

Leverage Risk: Borrowing money or other leverage may make an Underlying Fund’s investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Fund may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

•

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies.

•

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser and Morningstar will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over the life of the Fund; and

•	how the Fund’s average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund’s website at www.abfunds.com (click on “Investments—Mutual Funds”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2019, the year-to-date unannualized return for Class A shares was 14.46%.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 5.77%, 1st quarter, 2017; and Worst Quarter was down -11.43%, 4th quarter, 2018.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2018)

		1 Year	Since Inception*
Class A**	Return Before Taxes	-12.61%	4.15%

	Return After Taxes on Distributions	-14.76%	2.75%

	Return After Taxes on Distributions and Sale of Fund Shares	-6.10%	2.96%
Class C	Return Before Taxes	-10.18%	4.48%
Advisor Class	Return Before Taxes	-8.32%	5.54%
Class R	Return Before Taxes	-8.86%	5.00%
Class K	Return Before Taxes	-8.57%	5.30%
Class I	Return Before Taxes	-8.41%	5.53%
Class Z	Return Before Taxes	-8.42%	5.52%
S&P Target Date 2045 Index (reflects no deduction for fees, expenses, or taxes)		-7.74%	5.45%

*	Inception date: 12/15/2014.

**	After-tax returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–

Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund. The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order received from the Securities and Exchange Commission (the “Commission”). The exemptive order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund, to enter into sub-advisory agreements with sub-advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund’s shareholders. The sub-advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund’s operation in this manner and reliance by the Fund on this exemptive relief.

The Adviser has retained Morningstar as sub-adviser to select Underlying Funds within each asset class.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Daniel J. Loewy	Since 2014	Senior Vice President of the Adviser

Christopher H. Nikolich	Since 2014	Senior Vice President of the Adviser

The following table lists the Morningstar personnel who are primarily responsible for selecting Underlying Funds within each asset class for investment by the Fund:

Employee	Length of Service	Title
Brian Huckstep	Since 2014	Portfolio Manager for the registered investment adviser subsidiaries of Morningstar, Inc.

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 of this Prospectus.

AB Multi-Manager Select 2050 Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 79 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 113 of the Fund’s Statement of Additional Information (“SAI”).

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class R, K, I and Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None(a)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	None(a)	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C		Advisor Class	Class R		Class K	Class I	Class Z
Management Fees	.15%	.15%		.15%	.15%		.15%	.15%	.15%

Distribution and/or Service (12b-1) Fees	.25%	.25%	(b)	None	.25%	(b)	.25%	None	None

Other Expenses
Transfer Agent	.27%	.32%		.27%	.24%		.18%	.12%	.02%
Other Expenses	.91%	.91%		.91%	.91%		.91%	.91%	.93%

Total Other Expenses	1.18%	1.23%		1.18%	1.15%		1.09%	1.03%	.95%

Acquired Fund Fees and Expenses (Underlying Funds)(c)	.46%	.46%		.46%	.46%		.46%	.46%	.46%

Total Annual Fund Operating Expenses	2.04%	2.09%		1.79%	2.01%		1.95%	1.64%	1.56%

Fee Waiver and/or Expense Reimbursement(d)	(1.17)%	(1.22)%		(1.17)%	(1.14)%		(1.08)%	(1.02)%	(.94)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	.87%	.87%		.62%	.87%		.87%	.62%	.62%

(a)

As described below under “Purchase and Sale of Fund Shares”, initial sales charges and contingent deferred sales charges (“CDSC”) are being waived in light of the pending liquidation of the Fund. Absent the waiver of these charges, the maximum initial sales charge imposed on purchases of Class A shares would be 4.25%; certain purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, would be subject to a 1%, 1-year CDSC; and purchases of Class C shares would be subject to a 1%, 1-year CDSC. Class C shares automatically convert to Class A shares after ten years.

(b)

Restated to reflect current fees in connection with the pending liquidation of the Fund (as described below under “Purchase and Sale of Fund Shares”). The Fund’s Board of Directors has limited the Fund’s distribution and/or service (Rule 12b-1) fees to an annual rate not in excess of .25%. Absent this limitation, Class C shares and Class R shares would be subject to 12b-1 fees of 1.00% and .50%, respectively.

(c)

Acquired Fund Fees and Expenses include interest expense and certain costs related to short sales of the Underlying Funds. Without such expenses included, Acquired Fund Fees and Expenses would be .42%, and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement would be .83%, .83%, .58%, .83%, .83%, .58% and .58% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares.

(d)

The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund until November 30, 2020 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .41%, .41%, .16%, .41%, .41%, .16% and .16% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares (“expense limitations”). The expense limitations will remain in effect until November 30, 2020 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period Any fees waived and expenses borne by the Adviser through January 5, 2016 under the expense limitation in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s operating expenses to exceed the applicable expense limitations. In connection with the Fund’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee, as included in “Acquired Fund Fees and Expenses”.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Advisor Class	Class R	Class K	Class I	Class Z
After 1 Year	$510	$89	$63	$89	$89	$63	$63

After 3 Years	$929	$537	$449	$520	$507	$417	$400

After 5 Years	$1,373	$1,011	$860	$977	$952	$795	$761

After 10 Years	$2,604	$2,324	$2,009	$2,246	$2,187	$1,858	$1,777

Portfolio Turnover

The Fund (or an Underlying Fund) pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate (which does not reflect purchases and sales of securities by the Underlying Funds) was 46% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Fund focuses its investments while minimizing short term risks on a combination of AB Mutual Funds and mutual funds and exchange-traded funds, or ETFs, managed by unaffiliated third parties (“Underlying Funds”) representing a variety of asset classes and investment styles. The Fund invests in the Underlying Funds in accordance with its target asset mix. In order to implement the Fund’s investment strategies, Morningstar Investment Management LLC (“Morningstar”), the Fund’s sub-adviser, selects Underlying Funds within each asset class for investment by the Fund from among AB Mutual Funds and funds offered by other fund complexes that have entered into a participation agreement or similar arrangement with the Fund. The Adviser has directed Morningstar to normally select Underlying Funds so that 10% to 50% of the Fund’s net assets is invested in AB Mutual Funds. ETFs will normally represent a significant portion of the Fund’s investments, and these ETFs are typically passive vehicles intended to track the performance of particular securities indices rather than actively-managed funds.

The Fund is managed to the specific year of planned retirement included in its name (the “retirement date”), in this case, 2050. The Fund’s asset mix will become more conservative, with an increasing exposure to investments in fixed-income securities and short-term bonds, each year until reaching the year approximately fifteen years after the retirement date. At that time, the Fund will no longer be managed to become more conservative each year, although the Adviser may continue to vary the relative weightings of the Fund’s asset classes as described below. This strategy reflects the objective of pursuing the maximum amount of total return, consistent with a reasonable amount of risk, during the investor’s pre-retirement and early retirement years. After the retirement date of the Fund, the Fund’s investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income and seeks to minimize the likelihood that an investor in the Fund experiences a significant loss of capital at a more advanced age.

The Fund allocates its investments in Underlying Funds that invest in the following asset classes: traditional equity securities, defensive equity securities, equity diversifiers, inflation sensitive instruments and core fixed-income securities (including high yield bonds or “junk bonds”). For these purposes, inflation sensitive instruments include investments in funds focused on real estate securities, commodities and inflation-indexed securities, fixed-income diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and low correlation with fixed-income markets such as market neutral funds, short duration fixed-income securities include investments in funds focused on minimizing risk of loss by maintaining average maturities of three years or less, defensive equity securities include investments in funds focusing on low volatility equities and other equity strategies emphasizing high-quality cash flows and dividends, and equity diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and limited correlation with equity markets such as equity long/short funds. The Fund may also invest directly in investments in each asset class. Each Underlying Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, in an effort to earn income, to gain or adjust exposure to individual securities or markets, or to protect all or a portion of the Underlying Fund’s portfolio from a decline in value.

The Fund’s current target asset mix (based on the Fund’s distance from its retirement date) is approximately 80.0% traditional equity securities, 7.0% equity diversifiers, 5.0% core fixed-income securities, 4.8% inflation sensitive instruments and 3.2% defensive equity securities. The Fund’s investments in fixed-income and equity asset classes may include Underlying Funds investing in U.S. and non-U.S. securities. The Adviser will cause the relative weightings of the Fund’s asset classes to vary from the target asset mix in light of market conditions and forecasts, but usually by not more than plus/minus 10%. Appreciation and/or depreciation of the Underlying Funds representing various asset classes may cause the relative weightings to vary by more than 10%, and during adverse market conditions the Adviser may cause the relative weightings to be more than 10% more conservative than the typical asset mix for that point in time.

In making asset allocation decisions, the Adviser uses its proprietary dynamic asset allocation process (“DAA”). DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund primarily by adjusting Underlying Fund investments.

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying Funds that emphasize investments in equity securities to one that is comprised of a mixture of Underlying Funds that invest in fixed-income securities (including short-duration bonds) and equity securities.

PRINCIPAL RISKS

The value of your investment in the Fund will change with changes in the values of the Fund’s investments in the Underlying Funds. There is no assurance that the Fund will provide an investor with adequate income at or through retirement.

•

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the stock market generally.

•

Allocation Risk: The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or Morningstar may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The limited universe of Underlying Funds and the requirement that a specified percentage of Fund assets be invested in AB Mutual Funds as noted above may adversely affect Fund performance.

•

Interest Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in Underlying Funds that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

•

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments by Underlying Funds in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

•

High Yield Debt Security Risk: Investments in fixed-income securities with ratings below investment grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

•

Inflation Risk: This is the risk that the value of assets or income from the Fund’s investments in the Underlying Funds will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Fund’s assets can decline as can the value of that Underlying Fund’s distributions.

•

Foreign (Non-U.S.) Risk: Investments in non-U.S. issuers by Underlying Funds may involve more risk than investments in U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•

Capitalization Risk: Investments in small- and mid-capitalization companies by Underlying Funds tend to be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

•

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

•

Leverage Risk: Borrowing money or other leverage may make an Underlying Fund’s investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Fund may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

•

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies.

•

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser and Morningstar will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over the life of the Fund; and

•	how the Fund’s average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund’s website at www.abfunds.com (click on “Investments—Mutual Funds”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2019, the year-to-date unannualized return for Class A shares was 14.65%.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 5.87%, 1st quarter, 2017; and Worst Quarter was down -11.66%, 4th quarter, 2018.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2018)

		1 Year	Since Inception*
Class A**	Return Before Taxes	-12.66%	4.15%

	Return After Taxes on Distributions	-14.41%	3.03%

	Return After Taxes on Distributions and Sale of Fund Shares	-6.49%	3.02%
Class C	Return Before Taxes	-10.45%	4.46%
Advisor Class	Return Before Taxes	-8.58%	5.54%
Class R	Return Before Taxes	-9.07%	5.01%
Class K	Return Before Taxes	-8.86%	5.25%
Class I	Return Before Taxes	-8.62%	5.53%
Class Z	Return Before Taxes	-8.69%	5.52%
S&P Target Date 2050 Index (reflects no deduction for fees, expenses, or taxes)		-7.94%	5.60%

*	Inception date: 12/15/2014.

**	After-tax returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–

Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund. The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order received from the Securities and Exchange Commission (the “Commission”). The exemptive order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund, to enter into sub-advisory agreements with sub-advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund’s shareholders. The sub-advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund’s operation in this manner and reliance by the Fund on this exemptive relief.

The Adviser has retained Morningstar as sub-adviser to select Underlying Funds within each asset class.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Daniel J. Loewy	Since 2014	Senior Vice President of the Adviser

Christopher H. Nikolich	Since 2014	Senior Vice President of the Adviser

The following table lists the Morningstar personnel who are primarily responsible for selecting Underlying Funds within each asset class for investment by the Fund:

Employee	Length of Service	Title
Brian Huckstep	Since 2014	Portfolio Manager for the registered investment adviser subsidiaries of Morningstar, Inc.

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 of this Prospectus.

AB Multi-Manager Select 2055 Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 79 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 113 of the Fund’s Statement of Additional Information (“SAI”).

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class R, K, I and Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None(a)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	None(a)	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C		Advisor Class	Class R		Class K	Class I	Class Z
Management Fees	.15%	.15%		.15%	.15%		.15%	.15%	.15%

Distribution and/or Service (12b-1) Fees	.25%	.25%	(b)	None	.25%	(b)	.25%	None	None

Other Expenses
Transfer Agent	.28%	.32%		.29%	.23%		.18%	.12%	.02%
Other Expenses	.80%	.80%		.80%	.80%		.80%	.80%	.80%

Total Other Expenses	1.08%	1.12%		1.09%	1.03%		.98%	.92%	.82%

Acquired Fund Fees and Expenses (Underlying Funds)(c)	.46%	.46%		.46%	.46%		.46%	.46%	.46%

Total Annual Fund Operating Expenses	1.94%	1.98%		1.70%	1.89%		1.84%	1.53%	1.43%

Fee Waiver and/or Expense Reimbursement(d)	(1.07)%	(1.11)%		(1.08)%	(1.02)%		(.97)%	(.91)%	(.81)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	.87%	.87%		.62%	.87%		.87%	.62%	.62%

(a)

As described below under “Purchase and Sale of Fund Shares”, initial sales charges and contingent deferred sales charges (“CDSC”) are being waived in light of the pending liquidation of the Fund. Absent the waiver of these charges, the maximum initial sales charge imposed on purchases of Class A shares would be 4.25%; certain purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, would be subject to a 1%, 1-year CDSC; and purchases of Class C shares would be subject to a 1%, 1-year CDSC. Class C shares automatically convert to Class A shares after ten years.

(b)

Restated to reflect current fees in connection with the pending liquidation of the Fund (as described below under “Purchase and Sale of Fund Shares”). The Fund’s Board of Directors has limited the Fund’s distribution and/or service (Rule 12b-1) fees to an annual rate not in excess of .25%. Absent this limitation, Class C shares and Class R shares would be subject to 12b-1 fees of 1.00% and .50%, respectively.

(c)

Acquired Fund Fees and Expenses include interest expense and certain costs related to short sales of the Underlying Funds. Without such expenses included, Acquired Fund Fees and Expenses would be .42%, and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement would be .83%, .83%, .58%, .83%, .83%, .58% and .58% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares.

(d)

The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund until November 30, 2020 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .41%, .41%, .16%, .41%, .41%, .16% and .16% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares (“expense limitations”). The expense limitations will remain in effect until November 30, 2020 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. Any fees waived and expenses borne by the Adviser through January 5, 2016 under the expense limitation in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s operating expenses to exceed the applicable expense limitations. In connection with the Fund’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee, as included in “Acquired Fund Fees and Expenses”.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Advisor Class	Class R	Class K	Class I	Class Z
After 1 Year	$510	$89	$63	$89	$89	$63	$63

After 3 Years	$909	$514	$430	$495	$484	$394	$373

After 5 Years	$1,332	$965	$821	$926	$905	$748	$704

After 10 Years	$2,510	$2,217	$1,918	$2,128	$2,079	$1,746	$1,643

Portfolio Turnover

The Fund (or an Underlying Fund) pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate (which does not reflect purchases and sales of securities by the Underlying Funds) was 47% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Fund focuses its investments while minimizing short term risks on a combination of AB Mutual Funds and mutual funds and exchange-traded funds, or ETFs, managed by unaffiliated third parties (“Underlying Funds”) representing a variety of asset classes and investment styles. The Fund invests in the Underlying Funds in accordance with its target asset mix. In order to implement the Fund’s investment strategies, Morningstar Investment Management LLC (“Morningstar”), the Fund’s sub-adviser, selects Underlying Funds within each asset class for investment by the Fund from among AB Mutual Funds and funds offered by other fund complexes that have entered into a participation agreement or similar arrangement with the Fund. The Adviser has directed Morningstar to normally select Underlying Funds so that 10% to 50% of the Fund’s net assets is invested in AB Mutual Funds. ETFs will normally represent a significant portion of the Fund’s investments, and these ETFs are typically passive vehicles intended to track the performance of particular securities indices rather than actively-managed funds.

The Fund is managed to the specific year of planned retirement included in its name (the “retirement date”), in this case, 2055. The Fund’s asset mix will become more conservative, with an increasing exposure to investments in fixed-income securities and short-term bonds, each year until reaching the year approximately fifteen years after the retirement date. At that time, the Fund will no longer be managed to become more conservative each year, although the Adviser may continue to vary the relative weightings of the Fund’s asset classes as described below. This strategy reflects the objective of pursuing the maximum amount of total return, consistent with a reasonable amount of risk, during the investor’s pre-retirement and early retirement years. After the retirement date of the Fund, the Fund’s investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income and seeks to minimize the likelihood that an investor in the Fund experiences a significant loss of capital at a more advanced age.

The Fund allocates its investments in Underlying Funds that invest in the following asset classes: traditional equity securities, equity diversifiers, inflation sensitive instruments and core fixed-income securities (including high yield bonds or “junk bonds”). For these purposes, inflation sensitive instruments include investments in funds focused on real estate securities, commodities and inflation-indexed securities, fixed-income diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and low correlation with fixed-income markets such as market neutral funds, short duration fixed-income securities include investments in funds focused on minimizing risk of loss by maintaining average maturities of three years or less, defensive equity securities include investments in funds focusing on low volatility equities and other equity strategies emphasizing high-quality cash flows and dividends, and equity diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and limited correlation with equity markets such as equity long/short funds. The Fund may also invest directly in investments in each asset class. Each Underlying Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, in an effort to earn income, to gain or adjust exposure to individual securities or markets, or to protect all or a portion of the Underlying Fund’s portfolio from a decline in value.

The Fund’s current target asset mix (based on the Fund’s distance from its retirement date) is approximately 83.5% traditional equity securities, 7.0% equity diversifiers, 5.0% core fixed-income securities and 4.5% inflation sensitive instruments. The Fund’s investments in fixed-income and equity asset classes may include Underlying Funds investing in U.S. and non-U.S. securities. The Adviser will cause the relative weightings of the Fund’s asset classes to vary from the target asset mix in light of market conditions and forecasts, but usually by not more than plus/minus 10%. Appreciation and/or depreciation of the Underlying Funds representing various asset classes may cause the relative weightings to vary by more than 10%, and during adverse market conditions the Adviser may cause the relative weightings to be more than 10% more conservative than the typical asset mix for that point in time.

In making asset allocation decisions, the Adviser uses its proprietary dynamic asset allocation process (“DAA”). DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund primarily by adjusting Underlying Fund investments.

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying Funds that emphasize investments in equity securities to one that is comprised of a mixture of Underlying Funds that invest in fixed-income securities (including short-duration bonds) and equity securities.

PRINCIPAL RISKS

The value of your investment in the Fund will change with changes in the values of the Fund’s investments in the Underlying Funds. There is no assurance that the Fund will provide an investor with adequate income at or through retirement.

•

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the stock market generally.

•

Allocation Risk: The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or Morningstar may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The limited universe of Underlying Funds and the requirement that a specified percentage of Fund assets be invested in AB Mutual Funds as noted above may adversely affect Fund performance.

•

Interest Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in Underlying Funds that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

•

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments by Underlying Funds in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

•

High Yield Debt Security Risk: Investments in fixed-income securities with ratings below investment grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

•

Inflation Risk: This is the risk that the value of assets or income from the Fund’s investments in the Underlying Funds will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Fund’s assets can decline as can the value of that Underlying Fund’s distributions.

•

Foreign (Non-U.S.) Risk: Investments in non-U.S. issuers by Underlying Funds may involve more risk than investments in U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•

Capitalization Risk: Investments in small- and mid-capitalization companies by Underlying Funds tend to be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

•

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

•

Leverage Risk: Borrowing money or other leverage may make an Underlying Fund’s investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Fund may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

•

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies.

•

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser and Morningstar will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over the life of the Fund; and

•	how the Fund’s average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund’s website at www.abfunds.com (click on “Investments—Mutual Funds”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2019, the year-to-date unannualized return for Class A shares was 14.67%.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 5.84%, 1st quarter, 2017; and Worst Quarter was down -11.75%, 4th quarter, 2018.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2018)

		1 Year	Since Inception*
Class A**	Return Before Taxes	-12.77%	3.99%

	Return After Taxes on Distributions	-14.65%	2.80%

	Return After Taxes on Distributions and Sale of Fund Shares	-6.48%	2.87%
Class C	Return Before Taxes	-10.40%	4.34%
Advisor Class	Return Before Taxes	-8.72%	5.36%
Class R	Return Before Taxes	-9.13%	4.86%
Class K	Return Before Taxes	-8.82%	5.12%
Class I	Return Before Taxes	-8.63%	5.38%
Class Z	Return Before Taxes	-8.66%	5.39%
S&P Target Date 2055 Index (reflects no deduction for fees, expenses, or taxes)		-7.97%	5.70%

*	Inception date: 12/15/2014.

**	After-tax returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–

Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund. The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order received from the Securities and Exchange Commission (the “Commission”). The exemptive order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund, to enter into sub-advisory agreements with sub-advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund’s shareholders. The sub-advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund’s operation in this manner and reliance by the Fund on this exemptive relief.

The Adviser has retained Morningstar as sub-adviser to select Underlying Funds within each asset class.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Daniel J. Loewy	Since 2014	Senior Vice President of the Adviser

Christopher H. Nikolich	Since 2014	Senior Vice President of the Adviser

The following table lists the Morningstar personnel who are primarily responsible for selecting Underlying Funds within each asset class for investment by the Fund:

Employee	Length of Service	Title
Brian Huckstep	Since 2014	Portfolio Manager for the registered investment adviser subsidiaries of Morningstar, Inc.

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 of this Prospectus.

AB Multi-Manager Select 2060 Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 79 of this Prospectus, in Appendix B—Financial Intermediary Waivers of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 113 of the Fund’s Statement of Additional Information (“SAI”).

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class R, K, I and Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None(a)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	None(a)	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C		Advisor Class	Class R		Class K	Class I	Class Z
Management Fees	.15%	.15%		.15%	.15%		.15%	.15%	.15%

Distribution and/or Service (12b-1) Fees	.25%	.25%	(b)	None	.25%	(b)	.25%	None	None

Other Expenses
Transfer Agent	.85%	.72%		.64%	.00%		.00%	.00%	.00%
Other Expenses	143.88%	148.56%		151.61%	151.67%		134.50%	151.61%	52.41%

Total Other Expenses(c)	144.73%	149.28%		152.25%	151.67%		134.50%	151.61%	52.41%

Acquired Fund Fees and Expenses (Underlying Funds)(d)	.49%	.49%		.49%	.49%		.49%	.49%	.49%

Total Annual Fund Operating Expenses	145.62%	150.17%		152.89%	152.56%		135.39%	152.25%	53.05%

Fee Waiver and/or Expense Reimbursement(e)	(144.75)%	(149.30)%		(152.27)%	(151.69)%		(134.52)%	(151.63)%	(52.43)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	.87%	.87%		.62%	.87%		.87%	.62%	.62%

(a)

As described below under “Purchase and Sale of Fund Shares”, initial sales charges and contingent deferred sales charges (“CDSC”) are being waived in light of the pending liquidation of the Fund. Absent the waiver of these charges, the maximum initial sales charge imposed on purchases of Class A shares would be 4.25%; certain purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, would be subject to a 1%, 1-year CDSC; and purchases of Class C shares would be subject to a 1%, 1-year CDSC. Class C shares automatically convert to Class A shares after ten years.

(b)

Restated to reflect current fees in connection with the pending liquidation of the Fund (as described below under “Purchase and Sale of Fund Shares”). The Fund’s Board of Directors has limited the Fund’s distribution and/or service (Rule 12b-1) fees to an annual rate not in excess of .25%. Absent this limitation, Class C shares and Class R shares would be subject to 12b-1 fees of 1.00% and .50%, respectively.

(c)	Total other expenses are based on estimated amounts for the current fiscal year.

(d)

Acquired Fund Fees and Expenses include interest expense and certain costs related to short sales of the Underlying Funds. Without such expenses included, Acquired Fund Fees and Expenses would be .45%, and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement would be .83%, .83%, .58%, .83%, .83%, .58% and .58% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares.

(e)

Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund until February 1, 2021 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .38%, .38%, .13%, .38%, .38%, .13% and .13% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares (“expense limitations”). Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s covered operating expenses to exceed the applicable expense limitations.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same (except that offering costs are not included after the first year) and that any fee waiver and/or expense limitation is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Advisor Class	Class R	Class K	Class I	Class Z
After 1 Year	$510	$89	$63	$89	$89	$63	$63

After 3 Years	$5,174	$4,656	$4,454	$4,492	$5,588	$4,498	$3,922

Portfolio Turnover

The Fund (or an Underlying Fund) pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate (which does not reflect purchases and sales of securities by the Underlying Funds) was 18% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Fund focuses its investments while minimizing short term risks on a combination of AB Mutual Funds and mutual funds and exchange-traded funds, or ETFs, managed by unaffiliated third parties (“Underlying Funds”) representing a variety of asset classes and investment styles. The Fund invests in the Underlying Funds in accordance with its target asset mix. In order to implement the Fund’s investment strategies, Morningstar Investment Management LLC (“Morningstar”), the Fund’s sub-adviser, selects Underlying Funds within each asset class for investment by the Fund from among AB Mutual Funds and funds offered by other fund complexes that have entered into a participation agreement or similar arrangement with the Fund. The Adviser has directed Morningstar to normally select Underlying Funds so that 10% to 50% of the Fund’s net assets is invested in AB Mutual Funds. ETFs will normally represent a significant portion of the Fund’s investments, and these ETFs are typically passive vehicles intended to track the performance of particular securities indices rather than actively-managed funds.

The Fund is managed to the specific year of planned retirement included in its name (the “retirement date”), in this case, 2060. The Fund’s asset mix will become more conservative, with an increasing exposure to investments in fixed-income securities and short-term bonds, each year until reaching the year approximately fifteen years after the retirement date. At that time, the Fund will no longer be managed to become more conservative each year, although the Adviser may continue to vary the relative weightings of the Fund’s asset classes as described below. This strategy reflects the objective of pursuing the maximum amount of total return, consistent with a reasonable amount of risk, during the investor’s pre-retirement and early retirement years. After the retirement date of the Fund, the Fund’s investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income and seeks to minimize the likelihood that an investor in the Fund experiences a significant loss of capital at a more advanced age.

The Fund allocates its investments in Underlying Funds that invest in the following asset classes: traditional equity securities, equity diversifiers, inflation sensitive instruments and core fixed-income securities (including high yield bonds or “junk bonds”). For these purposes, inflation sensitive instruments include investments in funds focused on real estate securities, commodities and inflation-indexed securities, fixed-income diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and low correlation with fixed-income markets such as market neutral funds, short duration fixed-income securities include investments in funds focused on minimizing risk of loss by maintaining average maturities of three years or less, defensive equity securities include investments in funds focusing on low volatility equities and other equity strategies emphasizing high-quality cash flows and dividends, and equity diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and limited correlation with equity markets such as equity long/short funds. The Fund may also invest directly in investments in each asset class. Each Underlying Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, in an effort to earn income, to gain or adjust exposure to individual securities or markets, or to protect all or a portion of the Underlying Fund’s portfolio from a decline in value.

The Fund’s current target asset mix (based on the Fund’s distance from its retirement date) is approximately 83.5% traditional equity securities, 7.0% equity diversifiers, 5.0% core fixed-income securities and 4.5% inflation sensitive instruments. The Fund’s investments in fixed-income and equity asset classes may include Underlying Funds investing in U.S. and non-U.S. securities. The Adviser will cause the relative weightings of the Fund’s asset classes to vary from the target asset mix in light of market conditions and forecasts, but usually by not more than plus/minus 10%. Appreciation and/or depreciation of the Underlying Funds representing various asset classes may cause the relative weightings to vary by more than 10%, and during adverse market conditions the Adviser may cause the relative weightings to be more than 10% more conservative than the typical asset mix for that point in time.

In making asset allocation decisions, the Adviser uses its proprietary dynamic asset allocation process (“DAA”). DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund primarily by adjusting Underlying Fund investments.

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying Funds that emphasize investments in equity securities to one that is comprised of a mixture of Underlying Funds that invest in fixed-income securities (including short-duration bonds) and equity securities.

PRINCIPAL RISKS

The value of your investment in the Fund will change with changes in the values of the Fund’s investments in the Underlying Funds. There is no assurance that the Fund will provide an investor with adequate income at or through retirement.

•

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the stock market generally.

•

Allocation Risk: The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or Morningstar may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The limited universe of Underlying Funds and the requirement that a specified percentage of Fund assets be invested in AB Mutual Funds as noted above may adversely affect Fund performance.

•

Interest Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in Underlying Funds that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

•

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments by Underlying Funds in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

•

High Yield Debt Security Risk: Investments in fixed-income securities with ratings below investment grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

•

Inflation Risk: This is the risk that the value of assets or income from the Fund’s investments in the Underlying Funds will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Fund’s assets can decline as can the value of that Underlying Fund’s distributions.

•

Foreign (Non-U.S.) Risk: Investments in non-U.S. issuers by Underlying Funds may involve more risk than investments in U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•

Capitalization Risk: Investments in small- and mid-capitalization companies by Underlying Funds tend to be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

•

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

•

Leverage Risk: Borrowing money or other leverage may make an Underlying Fund’s investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Fund may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

•

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies.

•

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser and Morningstar will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

No performance information is presented for the Fund because it has not yet been in operation for a full calendar year.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund. The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order received from the Securities and Exchange Commission (the “Commission”). The exemptive order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund, to enter into sub-advisory agreements with sub-advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund’s shareholders. The sub-advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund’s operation in this manner and reliance by the Fund on this exemptive relief.

The Adviser has retained Morningstar as sub-adviser to select Underlying Funds within each asset class.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Daniel J. Loewy	Since February 2019	Senior Vice President of the Adviser

Christopher H. Nikolich	Since February 2019	Senior Vice President of the Adviser

The following table lists the Morningstar personnel who are primarily responsible for selecting Underlying Funds within each asset class for investment by the Fund:

Employee	Length of Service	Title
Brian Huckstep	Since February 2019	Portfolio Manager for the registered investment adviser subsidiaries of Morningstar, Inc.

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 of this Prospectus.

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES

•	PURCHASE AND SALE OF FUND SHARES

At a meeting held on November 4-6, 2019, the Funds’ Board of Directors (the “Board”) approved the liquidation and termination of each Fund. The Funds have suspended sales of their shares to direct investors pending the completion of the liquidation and the payment of one or more liquidating distributions to each Fund’s shareholders. In the case of sales to certain retirement plans and sales made through retail omnibus platforms, however, the Funds will continue to offer their shares although without an initial sales charge. The Funds expect to make their liquidating distribution or distributions on or shortly after June 26, 2020.

In connection with the liquidations, the Board approved a limitation to each Fund’s distribution and/or service (Rule 12b-1) fees so that no class of shares of a Fund pays such fees at an annual rate in excess of 0.25%. The Board also approved the waiver of contingent deferred sales charges (“CDSCs”) upon redemption of the Funds’ shares on or after November 12, 2019. This CDSC waiver will also apply to redemptions of shares of other AB Mutual Funds that are acquired through exchange of a Fund’s shares on or after November 12, 2019.

Shareholders may redeem shares of the Funds, and may exchange shares of the Funds for shares of the same class of other AB Mutual Funds, until June 23, 2020. Shareholders should be aware that the Funds will convert their assets to cash and/or cash equivalents approximately 1-2 weeks before the liquidating distributions are made to shareholders. After a Fund converts its assets to cash, the Fund will no longer pursue its stated investment objective or engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

Purchase Minimums

The following table describes the initial and subsequent minimum purchase amounts for each class of shares, which are subject to waiver in certain circumstances.

	Initial	Subsequent
Class A/Class C shares, including traditional IRAs and Roth IRAs	$2,500	$50
Automatic Investment Program	None	$50 If initial minimum investment is less than $2,500, then $200 monthly until account balance reaches $2,500
Advisor Class shares (only available to fee-based programs or through other limited arrangements and certain commission-based brokerage arrangements)	None	None
Class A, Class R, Class K, Class I and Class Z shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans and, for Class Z shares, to persons participating in certain fee-based programs sponsored by a financial intermediary, where in each case plan level or omnibus accounts are held on the books of a Fund.	None	None

You may sell (redeem) your shares each day the New York Stock Exchange (the “Exchange”) is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone ((800) 221-5672).

•	TAX INFORMATION

Each Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

•	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ RISKS AND INVESTMENTS

This section of the Prospectus provides additional information about each Fund, the Underlying Funds and investment-related risks, including principal and non-principal strategies and risks. This Prospectus does not describe all of the Funds’ investment practices; additional information about the Funds’ risks and investments can be found in the Funds’ SAI.

DESCRIPTION OF THE FUNDS’ INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

Each Fund seeks to achieve the highest total return over time consistent with its asset mix. Total return includes capital growth and income. Each Fund seeks to achieve its investment objective primarily by allocating its assets among Underlying Funds selected by the Fund’s sub-adviser, Morningstar. These Underlying Funds include funds that invest in equity and fixed-income investments and are used by the Funds to meet their target asset allocations. The Adviser may also manage a portion of the Fund’s assets directly. In making asset allocation decisions, the Adviser uses its proprietary DAA process. DAA comprises a series of analytical and forecasting processes and tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust a Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more asset classes when the DAA tool suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund by adjusting Underlying Fund investments, but could also do so through investments in ETFs or through direct investments in derivatives.

The Funds are designed to provide investors with investment management, asset allocation and ongoing reallocation over time. Because the Funds invest in other mutual funds, each Fund is considered a “fund of funds.” A fund of funds bears its own direct expenses in addition to bearing a proportionate share of expenses to the Underlying Funds in which it invests.

Each Fund, except AB Multi-Manager Select Retirement Allocation Fund (“Retirement Allocation Fund”), is designed for an investor who anticipates retiring at or about the specific retirement date (target date) included in its name and plans to withdraw the value of the investor’s account in the Fund gradually after retirement. These Funds gradually decrease their equity holdings and increase fixed-income holdings as the target date approaches and beyond, becoming more conservative over time. This rebalancing over time is often referred to as the glide path of the Fund. The glide path is a pre-set investment schedule that reallocates risk based on an investor’s target date. The Retirement Allocation Fund is managed from its inception and will continue to be managed at the final static asset allocation.

However, as noted above, the Adviser reserves the right to modify the target allocations and Underlying Fund weightings and to substitute other Underlying Funds from time to time should circumstances warrant. The following table shows the current target allocations within each asset class for each Fund, stated as a percentage of the Fund’s total assets. The Adviser will vary these target allocations in light of market conditions and forecasts, but usually by not more than plus/minus 10%. However, appreciation and/or depreciation of the Underlying Funds representing various asset classes may cause the relative weightings to vary by more than 10%, and during adverse market conditions the Adviser may cause the relative weightings to be more than 10% more conservative than the target allocation.

Current Target Allocations within each Asset Class for each Fund

Asset Class	2060	2055	2050	2045	2040	2035	2030	2025	2020	2015	2010	Retirement Allocation
Traditional Equity	83.5%	83.5%	80.0%	76.0%	67.0%	56.6%	46.6%	38.1%	31.3%	25.6%	21.2%	15.5%
Defensive Equity	0.0%	0.0%	3.2%	6.7%	9.4%	10.9%	11.9%	12.2%	12.1%	12.0%	11.8%	10.2%
Equity Diversifiers	7.0%	7.0%	7.0%	7.0%	7.0%	6.3%	5.6%	4.9%	3.6%	2.2%	2.0%	2.0%
Inflation Sensitive	4.5%	4.5%	4.8%	5.3%	6.9%	7.6%	12.2%	16.5%	21.2%	21.1%	18.4%	16.8%
Fixed-Income Diversifiers	0.0%	0.0%	0.0%	0.0%	0.0%	2.0%	2.8%	3.5%	4.8%	4.9%	4.9%	5.0%
Core Fixed-Income	5.0%	5.0%	5.0%	5.0%	9.8%	16.6%	21.0%	24.8%	27.0%	28.6%	27.8%	26.5%
Short Duration Fixed-Income	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	5.6%	14.0%	24.0%

The Underlying Funds that invest primarily in equity securities typically draw on growth and value investment styles and diversify investments among small, medium and large U.S. companies. The Funds typically also include investments in one or more Underlying Funds emphasizing foreign stocks from developed and emerging markets.

The Underlying Funds that invest primarily in fixed-income securities represent a diverse range of fixed-income investments that vary by issuer type (corporate and government) and credit quality (investment-grade and high-yield).

ADDITIONAL DISCUSSION OF INVESTMENT PRACTICES AND RISKS OF THE FUNDS AND THE UNDERLYING FUNDS

Each of the Funds may engage in one or more of the following investment practices, generally indirectly by investing in Underlying Funds. For the purposes of this discussion, reference to a Fund includes an Underlying Fund.

Derivatives

Each Fund may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives—options, futures contracts, forwards and swaps—each of which is described below. Derivatives include listed and cleared transactions where a Fund’s derivative trade counterparty is an exchange or clearinghouse and non-cleared bilateral “over-the-counter” transactions that are privately negotiated and where a Fund’s derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be subject to less counterparty credit risk than those that are privately negotiated.

A Fund’s use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Fund’s investment (in some cases, the potential loss is unlimited).

The Funds’ investments in derivatives may include, but are not limited to, the following:

•

Forward Contracts—A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash), or is rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Funds’ investments in forward contracts may include the following:

–

Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies as described below under “Other Derivatives and Strategies—Currency Transactions”. A Fund, for example, may enter into a forward contract as a transaction hedge (to “lock in” the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

•

Futures Contracts and Options on Futures Contracts—A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”.

•

Options—An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds’ investments in options include the following:

–

Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs. A Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”.

–

Options on Securities. A Fund may purchase or write a put or call option on securities. A Fund may write covered options, which means writing an option for securities the Fund owns, and uncovered options.

–

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

•

Swap Transactions—A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps or currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the “notional” principal amount). Generally, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Rather, most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing and are required to be executed through a regulated swap execution facility. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is intended to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing and the requirement that transactions be executed through a regulated swap execution facility will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission approval of contracts for central clearing and mandatory execution on regulated swap execution facilities. The Commission may adopt similar clearing and execution requirements in respect of security-based swaps under its jurisdiction. Privately negotiated swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party, nor are these required to be executed on a regulated swap execution facility.

The Funds’ investments in swap transactions include the following:

–

Interest Rate Swaps, Swaptions, Caps and Floors. Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments). Unless there is a counterparty default, the risk of loss to the Fund from interest rate swap transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

An option on a swap agreement, also called a “swaption”, is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. It may be more difficult for a Fund to trade or close out interest rate caps and floors in comparison to other types of swaps.

There is no limit on the amount of interest rate transactions that may be entered into by a Fund. The value of these transactions will fluctuate based on changes in interest rates.

Interest rate swap, swaption, cap and floor transactions may, for example, be used in an effort to preserve a return or spread on a particular investment or a portion of a Fund’s portfolio or to protect against an increase in the price of securities a Fund anticipates purchasing at a later date.

–

Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if inflation increases.

–	Credit Default Swap Agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Fund, as seller, typically must pay the contingent payment to the buyer, which will be either (i) the “par value” (face amount) of the reference obligation, in which case the Fund will receive the reference obligation in return or (ii) an amount equal to the difference between the face amount and the current market value of the reference obligation. As a buyer, if a credit event occurs, the Fund would be the receiver of such contingent payments, either delivering the reference obligation in exchange for the full notional (face) value of a reference obligation that may have little or no value, or receiving a payment equal to the difference between the face amount and the current market value of the obligation. The current market value of the reference obligation is typically determined via an auction process sponsored by the International Swaps and Derivatives Association, Inc. The periodic payments previously received by the Fund, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss to the Fund. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk and credit risk, and may be illiquid.

–

Currency Swaps. A Fund may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”. Currency swaps involve the exchange by a Fund with another party of a series of payments in specified currencies. Currency swaps may be bilateral and privately negotiated with the Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps position. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation, and again upon the termination, of the transaction.

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Total Return Swaps. A Fund may enter into total return swaps, under which one party agrees to pay the other the total return of a defined underlying asset, such as a security or basket of securities, or non-asset reference, such as a securities index, during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from different underlying assets or references. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated.

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Variance and Correlation Swaps. A Fund may enter into variance or correlation swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its “volatility”) over the length of the contract term. The parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. “Correlation” as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

•	Other Derivatives and Strategies

–

Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options that are linked to the London Interbank Offered Rate (LIBOR). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.

–

Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage a Fund’s currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Fund-of-Funds Risk

There are certain risks associated with a structure in which a Fund invests primarily in other mutual funds and ETFs. These risks include the following:

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Underlying Fund Expenses. Because each Fund owns shares of the Underlying Funds, shareholders of a Fund will indirectly pay a proportional share of the fees and expenses, including applicable management, administration and custodian fees, of the Underlying Funds in which the Fund invests.

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Performance. Each Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more of the Underlying Funds fails to meet its investment objective, a Fund’s performance could be negatively affected. There can be no assurance that any Fund or Underlying Fund will achieve its investment objective.

–

Asset Allocation. Each Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. Each Fund will be affected to varying degrees by stock and bond market risks, among others. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it.

–

Strategy. There is the risk that the Adviser’s allocations among asset classes and/or Morningstar’s evaluations of Underlying Funds may be incorrect. Further, the Adviser may alter a Fund’s asset allocation at its discretion and Morningstar may add or delete Underlying Funds. A material change in the Underlying Funds selected or in asset allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss.

Convertible Securities

Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody’s Investors Service, Inc. or BBB- or lower by S&P Global Ratings or Fitch Ratings and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Depositary Receipts and Securities of Supranational Entities

A Fund may invest in depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. “Semi-governmental securities” are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Borrowings and Leverage

A Fund may use borrowings for investment purposes subject to applicable statutory or regulatory requirements. Borrowings by a Fund result in leveraging of the Fund’s shares. Likewise, a Fund’s use of certain derivatives may effectively leverage the Fund’s portfolio. A Fund may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts, dollar rolls or certain derivatives. This means that the Fund uses cash made available during the term of these transactions to make investments in other securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to a Fund’s shareholders. These include a higher volatility of the NAV of the Fund’s shares of common stock and the relatively greater effect of changes in the value of the Fund’s portfolio on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. In the case of borrowings for investment purposes, so long as the Fund is able to realize a net return on the portion of its investment portfolio resulting from leverage that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund’s shareholders to realize a higher net return than if the Fund were not leveraged. With respect to a Fund’s use of certain derivatives that result in leverage of the Fund’s shares, if the Fund is able to realize a net return on its investments that is higher than the costs of the leverage, the effect of such leverage will be to cause the Fund to realize a higher net return than if the Fund were not leveraged. If the interest expense on borrowings or other costs of leverage approach the net return on the Fund’s investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the Fund’s shareholders will be reduced. If the interest expense on borrowings or other costs of leverage were to exceed the net return to the Fund, the Fund’s use of leverage would result in a lower rate of net return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could normally be a greater decrease in NAV than if the Fund were not leveraged.

Foreign (Non-U.S.) Securities

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. In addition, the securities markets of some foreign countries may be closed on certain days (e.g., local holidays) when the Funds are open for business. On such days, a Fund may be unable to add to or exit its positions in foreign securities traded in such markets even though it may otherwise be attractive to do so.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Fund. These factors may affect the liquidity of the Fund’s investments in any country. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

In June 2016, the United Kingdom (“UK”) voted in a referendum to leave the European Union (“EU”). On March 29, 2017, the UK notified the European Council of its intention to withdraw from the EU. There is considerable uncertainty relating to the timing and potential consequences of the withdrawal. During the period prior to withdrawal and thereafter, the impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, Europe and globally, which could have an adverse effect on the value of a Fund’s investments.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank (International Bank for Reconstruction and Development) as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as emerging markets.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or securities of companies in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries and could result in possible liability to a purchaser of the security.

Foreign (Non-U.S.) Currencies

Investing in and exposure to foreign currencies involve special risks and considerations. A Fund will be adversely affected by reductions in the value of foreign currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

A Fund may also invest directly in foreign currencies for non-hedging purposes, directly on a spot basis (i.e., cash) or through derivatives transactions, such as forward currency exchange contracts, futures contracts and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing the Fund’s NAV to fluctuate.

Forward Commitments

Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a “when, as and if issued” trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is a risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.

Illiquid Securities

Each Fund must limit its investments in illiquid securities to 15% of its net assets. Under Rule 22e-4 under the Investment Company Act of 1940 (the “1940 Act”), the term “illiquid securities” means any security or investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

If a Fund invests in illiquid securities, the Fund may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”) or certain commercial paper) may be more difficult to trade or dispose of than other types of securities.

Indexed Commercial Paper

Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. A Fund will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation.

Inflation-Indexed Securities

Inflation-indexed securities are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

The value of inflation-indexed securities tends to react to changes in real interest rates (the nominal interest rate minus the rate of inflation). In general, the price of these securities will fall when real interest rates rise, and will rise when real interest rates fall. In addition, the value of these securities can fluctuate based on fluctuations in expectations of inflation. Interest payments on these securities can be unpredictable and will vary as the principal and interest is adjusted for inflation.

Investment in Exchange-Traded Funds

A Fund may invest in shares of ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that seek to track the performance of a specific index or implement actively-managed investment strategies. Index ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. A Fund will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF’s shares, which is based on supply and demand in the market for the ETF’s shares, may differ from its NAV. Accordingly, there may be times when an ETF’s shares trade at a discount to its NAV.

LIBOR Transition and Associated Risk

A Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate, Sterling Overnight Interbank Average Rate and Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Loan Participations

A Fund may invest in corporate loans either by participating as co-lender at the time the loan is originated or by buying an interest in the loan in the secondary market from a financial institution or institutional investor. The financial status of an institution interposed between a Fund and a borrower may affect the ability of the Fund to receive principal and interest payments.

The success of a Fund may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

Loans of Portfolio Securities

For the purpose of achieving income, a Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions (“borrowers”) to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of or exemptive orders under the 1940 Act. Under a Fund’s securities lending program, all securities loans will be secured continuously by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned at that time from securities loans justifies the attendant risk. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the interest earned on the collateral after a rebate paid to the borrower (in some cases this rebate may be a “negative rebate”, or fee paid by the borrower to the Fund in connection with the loan). If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. For its services, the securities lending agent receives a fee from the Fund.

A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned.

A Fund will invest cash collateral in a money market fund approved by the Fund’s Board of Directors (the “Board”) and expected to be managed by the Adviser. Any such investment will be at the Fund’s risk. A Fund may pay reasonable finders’, administrative, and custodial fees in connection with a loan.

A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the value of the collateral will not be sufficient to replace the loaned securities.

Mortgage-Related, Other Asset-Backed Securities and Structured Securities

A Fund may invest in mortgage-related or other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. These securities may be issued or guaranteed by the U.S. Government or one of its sponsored entities or may be issued by private organizations.

Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

A Fund may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations.

A Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high-risk, below investment-investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. A Fund may invest in other types of asset-backed securities that have been offered to investors.

A Fund may also invest in various types of structured securities and basket securities. Structured securities are securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-related and other asset-backed securities. The Fund’s investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of particular debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or high-yield bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow from the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

Basket securities in which a Fund may invest may consist of entities organized and operated for the purpose of holding a basket of other securities. Baskets involving debt obligations may be designed to represent the characteristics of some portion of the debt securities market or the entire debt securities market.

Preferred Stock

A Fund may invest in preferred stock. Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer’s common stock under certain conditions, among which may be the specification of a future date when the conversion must begin, a certain number of shares of common stock per share of preferred stock, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer’s common stock as well as the dividends payable on the preferred stock.

Repurchase Agreements and Buy/Sell Back Transactions

A Fund may enter into repurchase agreements. In a repurchase agreement transaction the Fund buys a security and simultaneously agrees to sell it back to the counterparty at a specified price in the future. However, a repurchase agreement is economically similar to a secured loan, in that the Fund lends cash to a counterparty for a specific term, normally a day or a few days, and is given acceptable collateral (the purchased securities) to hold in case the counterparty does not repay the loan. The difference between the purchase price and the repurchase price of the securities reflects an agreed-upon “interest rate”. Given that the price at which a Fund will sell the collateral back is specified in advance, a Fund is not exposed to price movements on the collateral unless the counterparty defaults. If the counterparty defaults on its obligation to buy back the securities at the maturity date and the liquidation value of the collateral is less than the outstanding loan amount, a Fund would suffer a loss. In order to further mitigate any potential credit exposure to the counterparty, if the value of the securities falls below a specified level that is linked to the loan amount during the life of the agreement, the counterparty must provide additional collateral to support the loan.

A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, the Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

Reverse Repurchase Agreements and Dollar Rolls

A Fund may enter into reverse repurchase agreements. The terms of these agreements are essentially the reverse of “Repurchase Agreements” described above. In a reverse repurchase agreement transaction, the Fund sells a security and simultaneously agrees to repurchase it at a specified time and price. The economic effect of a reverse repurchase agreement is that of the Fund borrowing money on a secured basis, and reverse repurchase agreements may be considered a form of borrowing for some purposes. Even though the Fund posts securities as collateral, the Fund maintains exposure to price declines on these securities since it has agreed to repurchase the securities at a fixed price. Accordingly, reverse repurchase agreements create leverage risk for the Fund because the Fund maintains exposure to price declines of both the securities it sells in the reverse repurchase agreement and any securities it purchases with the cash it receives under the reverse repurchase agreement. If the value of the posted collateral declines, the counterparty would require the Fund to post additional collateral. If the value of the collateral increases, the Fund may ask for some of its collateral back. If the counterparty defaults and fails to sell the securities back to the Fund at a time when the market purchase price of the securities exceeds the agreed-upon repurchase price, the Fund would suffer a loss.

Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Rights and Warrants

Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales

A Fund may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that the Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited because there is a theoretically unlimited potential for the price of a security sold short to increase.

Standby Commitment Agreements

Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Structured Products

A Fund may invest in certain hybrid derivatives-type instruments that combine features of a traditional stock or bond with those of, for example, a futures contract or an option. These instruments include structured notes and indexed securities, commodity-linked notes and commodity index-linked notes and credit-linked securities. The performance of the structured product, which is generally a fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities, a securities or commodities index or a credit default swap or other kinds of swaps. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of obtaining exposure to underlying securities, commodities or other derivatives, but may potentially be more volatile and carry greater trading and market risk than investments in traditional securities. The purchase of a structured product also exposes the Fund to the credit risk of the issuer of the structured product.

Structured notes are derivative debt instruments. The interest rate or principal of these notes is determined by reference to an unrelated indicator (for example, a currency, security, or index thereof) unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.

Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, commodity indices or similar instruments. Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

A Fund may also invest in certain hybrid derivatives-type investments that combine features of traditional bond with those of certain derivatives such as a credit default swap, an interest rate swap or other securities. These investments include credit-linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that invest in a derivative instrument or a basket of derivative instruments in order to provide exposure to certain fixed-income markets. For instance, the Fund may invest in credit-linked securities as a cash management tool to gain exposure to a certain market or to remain fully invested when more traditional income-producing securities are not available. The performance of the structured product, which is generally a fixed-income security, is linked to the receipt of payments from the counterparties to the derivative instruments or other securities. The Fund’s investments in credit-linked securities are indirectly subject to the risks associated with derivative instruments, including, among others credit risk, default risk, counterparty risk, interest rate risk and leverage risk. These securities are generally structured as Rule 144A Securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in reduced liquidity for the securities.

Variable, Floating and Inverse Floating-Rate Instruments

Variable and floating-rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A “variable” interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a “floating” interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Fund may also invest in inverse floating-rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed-rate securities.

Zero-Coupon and Payment-in-Kind Bonds

Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, the Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Investment in Smaller, Less-Seasoned Companies

Investment in smaller, less-seasoned companies involves greater risks than are customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel that have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller, less-seasoned companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

Investment in Below Investment Grade Fixed-Income Securities

Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund’s assets.

Future Developments

A Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Changes in Investment Objectives and Policies

The Funds’ Board may change a Fund’s investment objective without shareholder approval. The Fund will provide shareholders with 60 days’ prior written notice of any change to the Fund’s investment objective. Unless otherwise noted, all other policies of a Fund may be changed without shareholder approval.

Temporary Defensive Position

For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, a Fund may reduce its position in equity or fixed-income securities and invest, without limit, in certain types of short-term, liquid, high-grade or high-quality (depending on the Fund) debt securities. While a Fund invests for temporary defensive purposes, it may not meet its investment objective.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of portfolio securities is available in the Funds’ SAI.

Cyber Security Risk

Mutual funds, including the Funds, are susceptible to cyber security risk. Cyber security breaches may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Funds and/or their service providers to suffer data corruption or lose operational functionality. In addition, cyber security breaches at issuers in which a Fund invests may affect the value of your investment in the Fund.

INVESTING IN THE FUNDS

This section discusses how to buy, sell or redeem, or exchange different classes of shares of a Fund that are offered through this Prospectus. Each Fund offers seven classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see “The Different Share Class Expenses” and “Choosing a Share Class” below. Only Class A shares offer Quantity Discounts on sales charges, as described below.

HOW TO BUY SHARES

The Funds have suspended sales of their shares to direct investors pending the completion of the liquidation and termination of each Fund and the payment of one or more liquidating distributions to each Fund’s shareholders. In the case of sales to certain retirement plans and sales made through retail omnibus platforms, however, the Funds will continue to offer their shares although without an initial sales charge. The Funds expect to make their liquidating distribution or distributions on or shortly after June 26, 2020.

Shareholders may redeem shares of the Funds, and may exchange shares of the Funds for shares of the same class of other AB Mutual Funds, until June 23, 2020.

The purchase of a Fund’s shares is priced at the next-determined NAV after your order is received in proper form.

Class A and Class C Shares – Shares Available to Retail Investors

You may purchase a Fund’s Class A or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Funds’ principal underwriter, AllianceBernstein Investments, Inc., or ABI, if you are (i) making an initial investment and the Fund has received and accepted a completed Mutual Fund Application identifying a financial intermediary with which ABI has an agreement; (ii) an existing Fund shareholder with an account held directly with a Fund; or (iii) an employee of the Adviser or any of its affiliates. These purchases may be subject to an initial sales charge, an asset-based sales charge or CDSC as described in “The Different Share Class Expenses” below.

Purchase Minimums and Maximums

Minimums:*

—Initial:	$2,500
—Subsequent:	$50

*

Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee-based program or “Mutual Fund Only” brokerage program which is sponsored and maintained by a registered broker-dealer or other financial intermediary with omnibus account or “network level” account arrangements with a Fund.

Maximum Individual Purchase Amount:

—Class A shares	None
—Class C shares	$1,000,000

Class Z Shares – Shares Available to Persons Participating in Certain Fee-Based Programs

Class Z shares are available to persons participating in certain fee-based programs sponsored and maintained by registered broker-dealers or other financial intermediaries with omnibus account arrangements with a Fund.

Other Purchase Information

Your broker or financial intermediary must receive your purchase request by the Fund Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable initial sales charge.

If you are an existing Fund shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before the Fund Closing Time, to receive that day’s public offering price. Call (800) 221-5672 to arrange a transfer from your bank account.

Shares of the Funds are generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by a Fund, the Funds will only accept purchase orders directly from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number (i.e., W-9 tax status). Subject to the requirements of local law applicable to the offering of Fund shares, U.S. citizens (i.e., W-9 tax status) residing in foreign countries are permitted to purchase shares of the Funds through their accounts at U.S. registered broker-dealers and other similar U.S. financial intermediaries, provided the broker-dealer or intermediary has an agreement with the Funds’ distributor permitting it to accept orders for the purchase and sale of Fund shares.

The Funds will not accept purchase orders (including orders for the purchase of additional shares) from foreign persons or entities or from resident aliens who, to the knowledge of a Fund, have reverted to non-resident status (e.g., a resident alien who has a non-U.S. address at time of purchase).

Tax-Deferred Accounts

Class A shares are also available to the following tax-deferred arrangements:

•	Traditional and Roth IRAs (minimums listed in the table above apply);

•	SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans (no investment minimum); and

•	AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 Automatic Investment Program monthly minimum).

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees, and to group retirement plans.

Advisor Class Shares

You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

•	through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

•	through a defined contribution employee benefit plan (e.g., a 401(k) plan) that purchases shares directly without the involvement of a financial intermediary; and

•	by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

Advisor Class shares may also be available on brokerage platforms of firms that have agreements with ABI to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Advisor Class shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker. Shares of a Fund are available in other share classes that have different fees and expenses.

The Funds’ SAI has more detailed information about who may purchase and hold Advisor Class shares.

Class A, Class R, Class K, Class I and Class Z Shares – Shares Available to Group Retirement Plans

Class A, Class R, Class K, Class I and Class Z shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Funds (“group retirement plans”). Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans but only if such plans have at least $250,000 in plan assets or 100 employees, and to certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Funds. Class I and Class Z shares are also available to certain institutional clients of the Adviser that invest at least $2,000,000 in the Funds.

Class R, Class K, Class I and Class Z shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class I shares are not currently available to group retirement plans in the AllianceBernstein-sponsored programs known as the “Informed Choice” programs.

Required Information

A Fund is required by law to obtain, verify and record certain personal information from you or persons authorized to act on your behalf in order to establish an account. Required information includes name, date of birth, physical address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

A Fund is required to withhold 24% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her correct taxpayer identification number. To avoid this, you must provide your correct taxpayer identification number on your Mutual Fund Application.

General

IRA custodians, plan sponsors, plan fiduciaries, plan recordkeepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Fund shares, including minimum and maximum investment requirements. A Fund is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements.

ABI may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES

This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. Only Class A shares offer Quantity Discounts as described below.

In connection with the Fund liquidations, the Board has limited each Fund’s distribution and/or service (Rule 12b-1) fees so that no class of shares of a Fund pays such fees at an annual rate in excess of .25%. The Board also approved the waiver of initial sales charges and CDSCs upon redemption of a Fund’s shares on or after November 12, 2019. This CDSC waiver will also apply to redemptions of shares of other AB Mutual Funds that are acquired through exchange of a Fund’s shares on or after November 12, 2019.

Note that the description of share class expenses below does not reflect the above-referenced limitations and waivers that have been adopted in connection with the liquidations.

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees

WHAT IS A RULE 12b-1 FEE?

A Rule 12b-1 fee is a fee deducted from a Fund’s assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. Each Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of each share class’s Rule 12b-1 fee, if any, is disclosed below and in each Fund’s fee table included in the Summary Information section above.

The amount of these fees for each class of the Funds’ shares is up to:

Distribution and/or Service (Rule 12b-1) Fee (as a Percentage of Aggregate Average Daily Net Assets)
Class A	.25%
Class C	1.00%
Advisor Class	0%
Class R	.50%
Class K	.25%
Class I	0%
Class Z	0%

Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class C and Class R shares are subject to higher Rule 12b-1 fees than Class A or Class K shares. Class C shares are subject to these higher fees for a period of ten years, after which they convert to Class A shares. Share classes with higher Rule 12b-1 fees will have a higher expense ratio, pay correspondingly lower dividends and may have a lower NAV (and returns). All or some of these fees are paid to financial intermediaries, which may include your financial intermediary’s firm. ABI retains these fees for certain shareholder accounts, including those held directly with a Fund (with no associated financial intermediary).

Sales Charges

Class A Shares. You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Any applicable sales charge will be deducted directly from your investment.

The initial sales charge you pay each time you buy Class A shares differs depending on the amount you invest and may be reduced or eliminated for larger purchases as indicated below. These discounts, which are also known as Breakpoints or Quantity Discounts, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your investment in Class A shares.

The sales charge schedule of Class A share Quantity Discounts is as follows:

	Initial Sales Charge
Amount Purchased	as % of Net Amount Invested	as % of Offering Price
Up to $100,000	4.44%	4.25%
$100,000 up to $250,000	3.36	3.25
$250,000 up to $500,000	2.30	2.25
$500,000 up to $1,000,000	1.78	1.75
$1,000,000 and above	0.00	0.00

Except as noted below, purchases of Class A shares in the amount of $1,000,000 or more or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial sales charge, but may be subject to a 1% CDSC if redeemed or terminated within one year.

Class A Share purchases not subject to sales charges. The Funds may sell their Class A shares at NAV without an initial sales charge or CDSC to some categories of investors, including:

•

persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services, or clients of broker-dealers or other financial intermediaries who purchase Class A shares for their own accounts through self-directed and/or non-discretionary brokerage accounts with the broker-dealers or other financial intermediaries that may or may not charge a transaction fee to their customers;

•

plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of, or serviced by, the Adviser’s Institutional Investment Management Division or Bernstein Global Wealth Management Division, including subsequent contributions to those IRAs;

•

certain other investors, such as investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser’s Institutional Investment Management Division, employees of selected dealers authorized to sell a Fund’s shares, and employees of the Adviser; or

•	persons participating in a “Mutual Fund Only” brokerage program, sponsored and maintained by a registered broker-dealer or other financial intermediary.

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers and discounts or CDSC waivers. In all instances, it is the purchaser’s responsibility to notify a Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

Please see the Funds’ SAI for more information about purchases of Class A shares without sales charges.

Certain intermediaries impose different eligibility criteria for sales load waivers and discounts, which are described in Appendix B—Financial Intermediary Waivers.

Class C Shares. You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment is subject to a 1% CDSC if you redeem your shares within one year. If you exchange your shares for the Class C shares of another AB Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares purchased for cash automatically convert to Class A shares ten years after the end of the month of your purchase. If you purchase shares by exchange for the Class C shares of another AB Mutual Fund, the conversion period runs from the date of your original purchase.

HOW IS THE CDSC CALCULATED?

The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AB Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

Advisor Class, Class R, Class K, Class I and Class Z Shares. These classes of shares are not subject to any initial sales charge or CDSC, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS FOR CLASS A SHARES

This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to a Fund or your financial intermediary in order to be eligible for sales charge reduction programs. Your financial intermediary may have different policies and procedures regarding eligibility for sales charge reduction programs. See Appendix B—Financial Intermediary Waivers.

Information about Quantity Discounts and sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.abfunds.com (click on “Investments—Mutual Funds”, select the Fund, then click on “More Literature—Understanding Sales Charges & Expenses”).

Rights of Accumulation

To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment in a Fund with the higher of cost or NAV of existing investments in the Fund, any other AB Mutual Fund and AB Institutional Funds. The AB Mutual Funds use the higher of cost or current NAV of your existing investments when combining them with your new investment.

Combined Purchase Privileges

A shareholder may qualify for a Quantity Discount by combining purchases of shares of a Fund into a single “purchase”. A “purchase” means a single purchase or concurrent purchases of shares of a Fund or any other AB Mutual Fund, including AB Institutional Funds, by:

•	an individual, his or her spouse or domestic partner, or the individual’s children under the age of 21 purchasing shares for his, her or their own account(s);

•	a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

•	the employee benefit plans of a single employer; or

•	any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

Letter of Intent

An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Funds offer a Letter of Intent, which permits new investors to express the intention, in writing, to invest at least $100,000 in Class A shares of a Fund or any other AB Mutual Fund within 13 months. The Fund will then apply the Quantity Discount to each of the investor’s purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. In the event an existing investor chooses to initiate a Letter of Intent, the AB Mutual Funds will use the higher of cost or current NAV of the investor’s existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if the combined cost of purchases totaled $80,000 and the current NAV of all applicable accounts is $85,000 at the time a $100,000 Letter of Intent is initiated, the subsequent investment of an additional $15,000 would fulfill the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Funds will retroactively collect the sales charge otherwise applicable by redeeming shares in the investor’s account at their then current NAV. Investors qualifying for Combined Purchase Privileges may purchase shares under a single Letter of Intent.

Required Shareholder Information and Records

In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction.

Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder’s account. A shareholder may have to provide information or records to his or her financial intermediary or a Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AB Mutual Funds held in:

•	all of the shareholder’s accounts at the Funds or a financial intermediary; and

•	accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

CDSC WAIVERS AND OTHER PROGRAMS

Here Are Some Ways To Avoid Or

Minimize Charges On Redemption.

CDSC Waivers

The Funds will waive the CDSCs on redemptions of shares in the following circumstances, among others:

•	permitted exchanges of shares;

•	following the death or disability of a shareholder;

•	if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2; or

•

if the redemption is necessary to meet a plan participant’s or beneficiary’s request for a distribution or loan from a group retirement plan or to accommodate a plan participant’s or beneficiary’s direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Please see the Funds’ SAI for a list of additional circumstances under which a Fund will waive the CDSCs on redemptions of shares.

Your financial intermediary may have different policies and procedures regarding eligibility for CDSC waivers. See Appendix B—Financial Intermediary Waivers.

Other Programs

Dividend Reinvestment Program

Unless you specifically have elected to receive dividends or distributions in cash, they will automatically be reinvested, without an initial sales charge or CDSC, in the same class of additional shares of a Fund. If you elect to receive distributions in cash, you will only receive a check if the amount of the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in shares of the Fund. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or “ACH”. In addition, the Fund may reinvest your distribution check (and future checks) in additional shares of the Fund if your check (i) is returned as undeliverable or (ii) remains uncashed for nine months.

Dividend Direction Plan

A shareholder who already maintains accounts in more than one AB Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of any eligible class of one or more other AB Mutual Fund(s) in which the shareholder maintains an account.

Automatic Investment Program

The Automatic Investment Program allows investors to purchase shares of a Fund through pre-authorized transfers of funds from the investor’s bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor’s account balance is $2,500 or more. Please see the Funds’ SAI for more details.

Reinstatement Privilege

A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AB Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.

Systematic Withdrawal Plan

The Funds offer a systematic withdrawal plan that permits the redemption of Class A or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Fund account would be free of a CDSC. Shares held the longest would be redeemed first.

CHOOSING A SHARE CLASS

Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure allowing you to choose the class that best fits your situation. In choosing a class of shares, you should consider:

•	the amount you intend to invest;

•	how long you expect to own shares;

•	expenses associated with owning a particular class of shares;

•

whether you qualify for any reduction or waiver of sales charges (for example, if you are making a large investment that qualifies for a Quantity Discount, you might consider purchasing Class A shares); and

•	whether a share class is available for purchase (Class R, K and I shares are only offered to group retirement plans, not individuals).

Among other things, Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame. Class C shares should not be considered as a long-term investment because they are subject to a higher distribution fee for ten years. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A,

Class C, Advisor Class or Class Z shares made through your financial advisor, or in connection with participation on the intermediary’s platform. Financial intermediaries, a fee-based program, or, for group retirement plans, a plan sponsor or plan fiduciary, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in this Prospectus and the Funds’ SAI, including requirements as to the minimum initial and subsequent investment amounts. In addition, group retirement plans may not offer all classes of shares of a Fund. A Fund is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.

You should consult your financial advisor for assistance in choosing a class of Fund shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS

Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Funds may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

WHAT IS A FINANCIAL INTERMEDIARY?

A financial intermediary is a firm that receives compensation for selling shares of the Funds and/or provides services to a Fund’s shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisors, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

All or a portion of the initial sales charge that you pay is paid by ABI to financial intermediaries selling Class A shares. ABI will also pay financial intermediaries a fee of up to 1% on purchases of Class A shares that are sold without an initial sales charge. ABI pays, at the time of your purchase, a commission to financial intermediaries in an amount equal to 1% of your investment for sales of Class C shares.

For Class A, Class C, Class R and Class K shares, up to 100% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.

Your financial advisor’s firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

-	upfront sales commissions;
-	Rule 12b-1 fees;
-	additional distribution support;
-	defrayal of costs for educational seminars and training; and
-	payments related to providing shareholder recordkeeping and/or transfer agency services.

Please read this Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support

In addition to the commissions paid to or charged by financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which are paid to financial intermediaries (and, in turn, may be paid to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of “ticket” or other transactional charges.

For 2019, ABI’s additional payments to these firms for distribution services and educational support related to the AB Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the AB Mutual Funds, or approximately $22 million. In 2018, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20 million for distribution services and educational support related to the AB Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm’s AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AB Mutual Funds on a “preferred list”. ABI’s goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the Funds and related investor services.

The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see “Management of the Funds—Transfer Agency and Retirement Plan Services” below. If paid by the Funds, these expenses are included in “Other Expenses” under “Fees and Expenses of the Fund—Annual Fund Operating Expenses” in the Summary Information at the beginning of this Prospectus.

If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

As of the date of this Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

Advisor Group

American Enterprise Investment Services

AXA Advisors

Cadaret, Grant & Co.

Citigroup Global Markets

Citizens Securities

Commonwealth Financial Network

Great-West Life & Annuity Insurance Co.

John Hancock Retirement Plan Services

JP Morgan Securities

Lincoln Financial Advisors Corp.

Lincoln Financial Securities Corp.

LPL Financial

Merrill Lynch

Morgan Stanley

Northwestern Mutual Investment Services

PNC Investments

Raymond James

RBC Wealth Management

Robert W. Baird

UBS Financial Services

US Bancorp Investments

Voya Financial Partners

Waddell & Reed, Inc.

Wells Fargo Advisors

Although the Funds may use brokers and dealers that sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other AB Mutual Funds provided that the other fund offers the same class of shares and, in the case of retirement plans, is an investment option under the plan. Exchanges of shares are made at the next-determined NAV, without sales or service charges, after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. You may request an exchange either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. In order to receive a day’s NAV, ABIS must receive and confirm your telephone exchange request by the Fund Closing Time on that day. The Funds may modify, restrict or terminate the exchange privilege on 60 days’ written notice.

HOW TO SELL OR REDEEM SHARES

You may “redeem” your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. For Advisor Class and Class Z shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after a Fund receives your redemption request in proper form. The Fund expects that it will typically take one to three business days following the receipt of your redemption request in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days from the day your request is received in proper form by the Fund by the Fund Closing Time. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 days).

Each Fund expects, under normal circumstances, to use cash or cash equivalents held by the Fund to satisfy redemption requests. The Fund may also determine to sell portfolio assets to meet such requests. Under certain circumstances, including stressed market conditions, the Fund may determine to pay a redemption request by accessing a bank line of credit or by distributing wholly or partly in kind securities from its portfolio, instead of cash.

Sale In-Kind. A Fund normally pays proceeds of a sale of Fund shares in cash. However, the Fund has reserved the right to pay the sale price in whole or in part by a distribution in-kind of securities in lieu of cash. If the redemption payment is made in-kind, the securities received will be subject to market risk and may decline in value. In addition, you may incur brokerage commissions if you elect to sell the securities for cash.

Selling Shares Through Your Financial Intermediary or Retirement Plan

Your financial intermediary or plan recordkeeper must receive your sales request by Fund Closing Time and submit it to the Fund by a pre-arranged time for you to receive that day’s NAV, less any applicable CDSC. Your financial intermediary, plan sponsor or plan recordkeeper is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

Selling Shares Directly to the Fund

By Mail:

•	Send a signed letter of instruction or stock power, along with certificates, to:

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

•	For certified or overnight deliveries, send to:

AllianceBernstein Investor Services, Inc.

8000 IH 10 W, 13th floor

San Antonio, TX 78230

•

For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

By Telephone:

•	You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at (800) 221-5672 with instructions on how you wish to receive your sale proceeds.

•	ABIS must receive and confirm a telephone redemption request by the Fund Closing Time, for you to receive that day’s NAV, less any applicable CDSC.

•

For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

•	If you have selected electronic funds transfer in your Mutual Fund Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

•	Redemption requests by electronic funds transfer or check may not exceed $100,000 per Fund account per day.

•

Telephone redemption is not available for shares held in nominee or “street name” accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.

Risks Associated With Excessive or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Fund ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as “time zone arbitrage”). Each Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or that have a limited public float has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). All Funds may be adversely affected by price arbitrage.

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds will seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below, subject to each Fund’s ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

•

Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Fund shares, the Funds may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

•

Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Funds will take remedial actions that may include issuing a warning, revoking certain account-related activities (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or “blocking” future purchase or sale activity. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund’s current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be “locked” into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block, or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

•

Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant’s privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE FUNDS VALUE THEIR SHARES

The price of each Fund’s shares is based on its NAV, which, in the case of the Underlying Funds, is based on the NAVs of the Underlying Funds in which it invests. Each Fund’s NAV is calculated on each day the Exchange is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, a Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Because the Funds may invest in securities that are primarily traded on foreign exchanges that trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s shares may change on days when the Fund’s NAV is not calculated and shareholders will not be able to purchase or redeem their shares in the Fund.

Each Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, each Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing each Fund’s assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value each Fund’s assets on behalf of the Fund. The Valuation Committee values Fund assets as described above. More information about the valuation of the Funds’ assets is available in the Funds’ SAI.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

Each Fund’s Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading global investment adviser supervising client accounts with assets as of September 30, 2019 totaling over $592 billion (of which approximately $116 billion represented assets of registered investment companies sponsored by the Adviser). As of September 30, 2019, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 15 of the nation’s FORTUNE 100 companies), for public employee retirement funds in 30 of the 50 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 28 registered investment companies managed by the Adviser, comprising approximately 109 separate investment portfolios, had as of September 30, 2019 approximately 2.6 million shareholder accounts.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA owned 10.1% of the outstanding shares of common stock of AXA Equitable as of November 13, 2019, and no longer owns a controlling interest in AXA Equitable. AXA previously announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining AXA Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into AXA Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of AXA Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of each Fund’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory agreements with the Adviser. Shareholders of the Funds subsequently approved the new investment advisory agreements, which became effective on November 13, 2019.

Currently, the Adviser and its affiliates do not anticipate that the Plan will have a material impact on the Adviser or any affiliates of the Adviser that provides services to the Funds, including with respect to the following: operations, personnel, organizational structure, capitalization, or financial and other resources. The Adviser’s current leadership and key investment teams are expected to stay in place, and no change in senior management’s strategy for the Adviser is anticipated as a result of the implementation of the Plan. Notwithstanding the foregoing, it is possible that the completion of the Plan, whether implemented through public offerings or other means, could create the potential for disruption to the businesses of AXA Equitable and its subsidiaries. AXA Equitable is expected to remain the indirect parent of AllianceBernstein Corporation.

The Adviser provides investment advisory services for each Fund and directs the purchase and sale of the Underlying Funds in which each Fund invests. For these advisory services, each Fund paid the Adviser during its most recent fiscal year or period a management fee as a percentage of average daily net assets as shown in the table below.

Fund	Management Fee (as a percentage of average daily net assets)*
AB Multi-Manager Select Retirement Allocation Fund	0%
AB Multi-Manager Select 2010 Fund	0%
AB Multi-Manager Select 2015 Fund	0%
AB Multi-Manager Select 2020 Fund	0%
AB Multi-Manager Select 2025 Fund	0%
AB Multi-Manager Select 2030 Fund	0%
AB Multi-Manager Select 2035 Fund	0%
AB Multi-Manager Select 2040 Fund	0%
AB Multi-Manager Select 2045 Fund	0%
AB Multi-Manager Select 2050 Fund	0%
AB Multi-Manager Select 2055 Fund	0%
AB Multi-Manager Select 2060 Fund	0%

*	Fees are stated net of any waiver or reimbursement. See “Fees and Expenses of the Fund” in the Summary Information at the beginning of this Prospectus for more information about the fee waiver.

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreement and sub-advisory agreement is available in the Funds’ annual report to shareholders for the fiscal year or period ended July 31, 2019.

The Adviser is also responsible for the management of the portfolio investments of the AB Mutual Funds used as Underlying Funds.

The Adviser acts as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser have investment objectives and policies similar to those of a Fund or an Underlying Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund or an Underlying Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved (including an Underlying Fund). When two or more of the clients of the Adviser

(including an Underlying Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Subject to the ultimate responsibility of the Board, the Adviser has the responsibility to oversee a Fund’s sub-adviser or additional future sub-advisers and to recommend their hiring, termination and replacement. The Adviser received an exemptive order from the Commission that permits the Adviser, with respect to the Funds, to appoint and replace sub-advisers, and enter into, amend and terminate sub-advisory agreements with sub-advisers, subject to Board approval but without shareholder approval (the “Sub-Advisory Structure”). The use of the Sub-Advisory Structure with respect to a Fund is subject to certain conditions set forth in the Commission exemptive order.

The Sub-Advisory Structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining approvals of a new sub-advisory (or trading) agreement. The Sub-Advisory Structure does not permit the Adviser’s investment management fees to increase without shareholder approval.

SUB-ADVISER

Morningstar, located at 22 West Washington Street, Chicago, IL 60602, serves as Sub-Adviser to the Funds. Morningstar is part of the Morningstar Investment Management group, a unit of Morningstar, Inc., which provides comprehensive retirement, investment advisory, and portfolio management services for financial institutions, plan sponsors, and advisers around the world. The Morningstar Investment Management group had approximately $146 billion in assets under advisement or management as of September 30, 2019.

PORTFOLIO MANAGERS

Decisions on allocations of fund assets among asset classes are made by the Adviser’s Multi-Asset Solutions Team comprised of senior portfolio managers. The Multi-Asset Solutions Team relies heavily on the Adviser’s growth, value and fixed-income investment teams and, in turn, the fundamental research of the Adviser’s internal research staff. Morningstar is responsible for the selection of Underlying Funds within each asset class. No one person is principally responsible for coordinating the Funds’ investments.

The following table lists the persons within the Multi-Asset Solutions Team with the most significant responsibility for day-to-day management of the Funds, the length of time that each person has been jointly and primarily responsible for the Funds, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years
Daniel J. Loewy; since 2014; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated since prior to 2014, and Chief Investment Officer and Head of Multi-Asset Solutions.

Christopher H. Nikolich; since 2014; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated since prior to 2014, and Head of GlidePath Strategies (US) of Multi-Asset Solutions.

The following table lists the Morningstar personnel who are primarily responsible for selecting Underlying Funds within each asset class for investment by the Fund, the length of time that each person has been jointly and primarily responsible for the Funds, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years
Brian Huckstep; since 2014 (since February 2019 for the AB Multi-Manager Select 2060 Fund); Portfolio Manager for the registered investment adviser subsidiaries of Morningstar, Inc.	Portfolio Manager for the registered investment adviser subsidiaries of Morningstar, Inc., with which he has been associated since prior to 2014.

The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES

ABIS acts as the transfer agent for each Fund. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to the Funds’ shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. Financial intermediaries and recordkeepers, which may have affiliated financial intermediaries that sell shares of the AB Mutual Funds, may be paid by a Fund, the Adviser, ABI and ABIS (i) account fees in amounts up to $19 per account per annum, (ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held through the intermediary, or (iii) a combination of both. These amounts include fees for shareholder servicing, sub-transfer agency, sub-accounting and recordkeeping services. These amounts do not include fees for shareholder servicing that may be paid separately by the Fund pursuant to its Rule 12b-1 plan. Amounts paid by a Fund for these services are included in “Other Expenses” under “Fees and Expenses of the Fund” in the Summary Information section of this Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

For more information, please refer to the Funds’ SAI, call your financial advisor or visit our website at www.abfunds.com.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund’s income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Investments made through a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase plan, defined benefit plan or a nonqualified deferred compensation plan are subject to special United States federal income tax rules. Therefore, the federal income tax consequences described in this section apply only to investments made other than by such plans.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund or an Underlying Fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund or an Underlying Fund owned for more than one year and that are properly designated by a Fund as capital gains distributions will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund or an Underlying Fund owned for one year or less will be taxable as ordinary income. Distributions of investment income designated by a Fund as derived from “qualified dividend income”—as further defined in the Funds’ SAI—will be taxed in the hands of individuals at the rates applicable to long-term capital gains provided that holding period and other requirements are met by both the shareholder and Fund level.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year’s net investment income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund’s return of capital distributions for the period will be made after the end of each taxable year.

An investment by a Fund or an Underlying Fund in securities of foreign issuers may be subject to foreign withholding taxes. In that case, the Fund’s yield (either directly or indirectly as a result of such taxes being imposed on the Underlying Fund) on those securities would be decreased. None of the Funds generally expects that shareholders will be able to claim a credit or a deduction with respect to foreign taxes. In addition, a Fund’s or an Underlying Fund’s investment in securities of foreign issuers or foreign currencies may increase or decrease the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

An Underlying Fund’s or a Fund’s investment in certain debt obligations may cause it to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund or an Underlying Fund could be required to sell other investments in order to satisfy its distribution requirements.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

Non-U.S. Shareholders

If you are a non-resident alien individual or a foreign corporation for federal income tax purposes, please see the Funds’ SAI for information on how you will be taxed as a result of holding shares in the Funds.

GENERAL INFORMATION

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. Each Fund reserves the right to close an account that has remained below $1,000 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it fails to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS’s toll-free number, (800) 221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AB Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Funds, all AB Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as “householding,” does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at (800) 221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS

This Prospectus uses the following terms.

Equity Securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating-rate and variable-rate instruments.

The S&P Target Date Indices consist of 12 multi-asset class indices: the S&P Target Date Retirement Income Index and eleven indices, each of which corresponds to a specific retirement date (ranging from 2010 to 2060). The benchmark asset allocation and glide path represent a market consensus across the universe of target date fund managers, as categorized by the S&P Dow Jones Indices. Asset class performance is determined by that of an index representative of that asset class. Prior to June 1, 2017, asset class performance was determined by the performance of an ETF investing in that asset class.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the fiscal periods since the Fund’s inception. Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Each Fund’s financial statements have been audited by Ernst & Young LLP, independent registered public accounting firm. The report of the independent registered public accounting firm, along with each Fund’s financial statements, are included in each Fund’s annual report, which is available upon request.

AB Multi-Manager Select Retirement Allocation Fund

	CLASS A
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.17	$10.97	$10.44	$10.18	$10.00

Income From Investment Operations
Net investment income(b)(c)	.24	.23	.20	.23	.11
Net realized and unrealized gain on investment transactions	.18	.08	.33	.06	.07
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00 (d)	– 0 –

Net increase in net asset value from operations	.42	.31	.53	.29	.18

Less: Dividends and Distributions
Dividends from net investment income	(.03)	– 0 –	– 0 –	(.02)	– 0 –
Distributions from net realized gain on investment transactions	(.30)	(.11)	– 0 –	(.01)	– 0 –

Total dividends and distributions	(.33)	(.11)	– 0 –	(.03)	– 0 –

Net asset value, end of period	$11.26	$11.17	$10.97	$10.44	$10.18

Total Return
Total investment return based on net asset value(e)	4.01%	2.80%	5.08%	2.82%	1.80%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$344	$502	$309	$442	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.46%	.44%	.42%	.41%	.39	%^
Expenses, before waivers/reimbursements(f)‡	4.07%	5.19%	6.32%	8.37%	45.18	%^
Net investment income(c)	2.15%	2.07%	1.89%	2.28%	1.79	%^
Portfolio turnover rate	58%	98%	60%	102%	12%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.44%	.46%	.50%	.48%	.50	%^

	CLASS C
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.88	$10.76	$10.32	$10.13	$10.00

Income From Investment Operations
Net investment income(b)(c)	.15	.13	.14	.12	.06
Net realized and unrealized gain on investment transactions	.17	.10	.30	.08	.07
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00 (d)	– 0 –

Net increase in net asset value from operations	.32	.23	.44	.20	.13

Less: Distributions
Distributions from net realized gain on investment transactions	(.30)	(.11)	– 0 –	(.01)	– 0 –

Net asset value, end of period	$10.90	$10.88	$10.76	$10.32	$10.13

Total Return
Total investment return based on net asset value(e)	3.19%	2.11%	4.26%	1.94%	1.30%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$103	$132	$186	$126	$45
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	1.21%	1.19%	1.17%	1.16%	1.14	%^
Expenses, before waivers/reimbursements(f)‡	4.84%	6.06%	7.21%	11.03%	43.43	%^
Net investment income(c)	1.39%	1.23%	1.34%	1.19%	.96	%^
Portfolio turnover rate	58%	98%	60%	102%	12%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.44%	.46%	.50%	.48%	.50	%^

See footnotes on page 139.

	ADVISOR CLASS
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.29	$11.05	$10.49	$10.20	$10.00

Income From Investment Operations
Net investment income(b)(c)	.26	.26	.24	.20	.13
Net realized and unrealized gain on investment transactions	.17	.09	.32	.10	.07
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00 (d)	– 0 –

Net increase in net asset value from operations	.43	.35	.56	.30	.20

Less: Dividends and Distributions
Dividends from net investment income	(.21)	– 0 –	– 0 –	– 0 –	– 0 –
Distributions from net realized gain on investment transactions	(.30)	(.11)	– 0 –	(.01)	– 0 –

Total dividends and distributions	(.51)	(.11)	– 0 –	(.01)	– 0 –

Net asset value, end of period	$11.21	$11.29	$11.05	$10.49	$10.20

Total Return
Total investment return based on net asset value(e)	4.20%	3.15%	5.34%	2.91%	2.00%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$583	$71	$25	$22	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.21%	.19%	.17%	.16%	.14	%^
Expenses, before waivers/reimbursements(f)‡	3.86%	4.99%	6.16%	9.14%	44.95	%^
Net investment income(c)	2.39%	2.32%	2.22%	1.98%	2.05	%^
Portfolio turnover rate	58%	98%	60%	102%	12%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.44%	.46%	.50%	.48%	.50	%^

	CLASS R
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.44	$10.49	$10.16	$10.02	$10.00

Income From Investment Operations
Net investment income(b)(c)	.19	.21	.22	.14	.10
Net realized and unrealized gain on investment transactions	.17	.06	.27	.09	.06
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00 (d)	– 0 –

Net increase in net asset value from operations	.36	.27	.49	.23	.16

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.21)	(.16)	(.08)	(.14)
Distributions from net realized gain on investment transactions	(.30)	(.11)	– 0 –	(.01)	– 0 –

Total dividends and distributions	(.50)	(.32)	(.16)	(.09)	(.14)

Net asset value, end of period	$10.30	$10.44	$10.49	$10.16	$10.02

Total Return
Total investment return based on net asset value(e)	3.78%	2.53%	4.88%	2.36%	1.62%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$391	$402	$17	$33	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.71%	.69%	.67%	.66%	.64	%^
Expenses, before waivers/reimbursements(f)‡	3.08%	3.22%	3.59%	5.08%	30.60	%^
Net investment income(c)	1.86%	2.01%	2.20%	1.42%	1.56	%^
Portfolio turnover rate	58%	98%	60%	102%	12%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.44%	.46%	.50%	.48%	.50	%^
See footnotes on page 139.

	CLASS K
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.50	$10.51	$10.19	$10.04	$10.00

Income From Investment Operations
Net investment income(b)(c)	.21	.22	.20	.22	.09
Net realized and unrealized gain on investment transactions	.16	.07	.31	.04	.09
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00 (d)	– 0 –

Net increase in net asset value from operations	.37	.29	.51	.26	.18

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.19)	(.19)	(.10)	(.14)
Distributions from net realized gain on investment transactions	(.30)	(.11)	– 0 –	(.01)	– 0 –

Total dividends and distributions	(.52)	(.30)	(.19)	(.11)	(.14)

Net asset value, end of period	$10.35	$10.50	$10.51	$10.19	$10.04

Total Return
Total investment return based on net asset value(e)	3.95%	2.77%	5.15%	2.65%	1.84%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,442	$11,013	$7,869	$8,303	$671
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.46%	.44%	.42%	.41%	.39	%^
Expenses, before waivers/reimbursements(f)‡	2.82%	2.92%	3.37%	4.40%	21.09	%^
Net investment income(c)	2.09%	2.10%	2.00%	2.26%	1.45	%^
Portfolio turnover rate	58%	98%	60%	102%	12%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.44%	.46%	.50%	.48%	.50	%^

	CLASS I
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.75	$10.54	$10.23	$10.05	$10.00

Income From Investment Operations
Net investment income(b)(c)	.25	.15	.22	.27	.13
Net realized and unrealized gain on investment transactions	.16	.17	.31	.02	.06
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00 (d)	– 0 –

Net increase in net asset value from operations	.41	.32	.53	.29	.19

Less: Dividends and Distributions
Dividends from net investment income	(.26)	– 0 –	(.22)	(.10)	(.14)
Distributions from net realized gain on investment transactions	(.30)	(.11)	– 0 –	(.01)	– 0 –

Total dividends and distributions	(.56)	(.11)	(.22)	(.11)	(.14)

Net asset value, end of period	$10.60	$10.75	$10.54	$10.23	$10.05

Total Return
Total investment return based on net asset value(e)	4.18%	3.02%	5.35%	2.98%	1.95%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12	$12	$1,057	$668	$959
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.21%	.17%	.17%	.15%	.14	%^
Expenses, before waivers/reimbursements(f)‡	2.52%	2.52%	3.06%	7.57%	30.07	%^
Net investment income(c)	2.37%	1.25%	2.20%	2.71%	2.06	%^
Portfolio turnover rate	58%	98%	60%	102%	12%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.44%	.46%	.50%	.48%	.50	%^

See footnotes on page 139.

	CLASS Z
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.53	$10.53	$10.22	$10.05	$10.00

Income From Investment Operations
Net investment income(b)(c)	.23	.19	.23	.22	.13
Net realized and unrealized gain on investment transactions	.17	.15	.31	.06	.06
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00 (d)	– 0 –

Net increase in net asset value from operations	.40	.34	.54	.28	.19

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.23)	(.23)	(.10)	(.14)
Distributions from net realized gain on investment transactions	(.30)	(.11)	– 0 –	(.01)	– 0 –

Total dividends and distributions	(.57)	(.34)	(.23)	(.11)	(.14)

Net asset value, end of period	$10.36	$10.53	$10.53	$10.22	$10.05

Total Return
Total investment return based on net asset value(e)	4.22%	3.20%	5.41%	2.88%	1.95%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13	$1,012	$11	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.20%	.18%	.17%	.16%	.14	%^
Expenses, before waivers/reimbursements(f)‡	2.26%	5.12%	2.95%	7.38%	30.15	%^
Net investment income(c)	2.21%	2.65%	2.27%	2.27%	2.07	%^
Portfolio turnover rate	58%	98%	60%	102%	12%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.44%	.46%	.50%	.48%	.50	%^

See footnotes on page 139.

AB Multi-Manager Select 2010 Fund

	CLASS A
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.19	$11.11	$10.47	$10.23	$10.00

Income From Investment Operations
Net investment income(b)(c)	.23	.26	.21	.24	.16
Net realized and unrealized gain on investment transactions	.16	.22	.47	.09	.10
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00 (d)	– 0 –

Net increase in net asset value from operations	.39	.48	.68	.33	.26

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.13)	(.01)	(.08)	(.03)
Distributions from net realized gain on investment transactions	(.34)	(.27)	(.03)	(.01)	– 0 –

Total dividends and distributions	(.53)	(.40)	(.04)	(.09)	(.03)

Net asset value, end of period	$11.05	$11.19	$11.11	$10.47	$10.23

Total Return
Total investment return based on net asset value(e)	3.88%	4.31%	6.56%	3.24%	2.58%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$678	$412	$376	$629	$16
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.40%	.39%	.40%	.40%	.38	%^
Expenses, before waivers/reimbursements(f)‡	2.64%	2.90%	3.42%	4.07%	46.32	%^
Net investment income(c)	2.09%	2.32%	1.95%	2.47%	2.53	%^
Portfolio turnover rate	46%	85%	49%	116%	15%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.52%	.53%	.56%	.55%	.61	%^

	CLASS C
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.05	$10.96	$10.39	$10.18	$10.00

Income From Investment Operations
Net investment income(b)(c)	.14	.17	.12	.21	.12
Net realized and unrealized gain on investment transactions	.18	.21	.48	.03	.08
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00 (d)	– 0 –

Net increase in net asset value from operations	.32	.38	.60	.24	.20

Less: Dividends and Distributions
Dividends from net investment income	– 0 –	(.02)	– 0 –	(.02)	(.02)
Distributions from net realized gain on investment transactions	(.34)	(.27)	(.03)	(.01)	– 0 –

Total dividends and distributions	(.34)	(.29)	(.03)	(.03)	(.02)

Net asset value, end of period	$11.03	$11.05	$10.96	$10.39	$10.18

Total Return
Total investment return based on net asset value(e)	3.18%	3.50%	5.81%	2.41%	2.04%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$58	$120	$142	$106	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	1.15%	1.14%	1.15%	1.15%	1.13	%^
Expenses, before waivers/reimbursements(f)‡	3.37%	3.67%	4.32%	5.48%	47.09	%^
Net investment income(c)	1.31%	1.55%	1.15%	2.10%	1.84	%^
Portfolio turnover rate	46%	85%	49%	116%	15%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.52%	.53%	.56%	.55%	.61	%^

See footnotes on page 139.

	ADVISOR CLASS
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.14	$11.04	$10.52	$10.24	$10.00

Income From Investment Operations
Net investment income(b)(c)	.26	.28	.24	.25	.18
Net realized and unrealized gain on investment transactions	.15	.23	.46	.10	.09
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00 (d)	– 0 –

Net increase in net asset value from operations	.41	.51	.70	.35	.27

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.14)	(.15)	(.06)	(.03)
Distributions from net realized gain on investment transactions	(.34)	(.27)	(.03)	(.01)	– 0 –

Total dividends and distributions	(.58)	(.41)	(.18)	(.07)	(.03)

Net asset value, end of period	$10.97	$11.14	$11.04	$10.52	$10.24

Total Return
Total investment return based on net asset value(e)	4.17%	4.67%	6.81%	3.50%	2.70%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,339	$781	$778	$717	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.15%	.14%	.15%	.15%	.13	%^
Expenses, before waivers/reimbursements(f)‡	2.36%	2.75%	3.26%	3.56%	46.11	%^
Net investment income(c)	2.42%	2.55%	2.28%	2.54%	2.81	%^
Portfolio turnover rate	46%	85%	49%	116%	15%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.52%	.53%	.56%	.55%	.61	%^

	CLASS R
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.62	$10.63	$10.22	$10.04	$10.00

Income From Investment Operations
Net investment income(b)(c)	.19	.22	.18	.21	.15
Net realized and unrealized gain on investment transactions	.15	.21	.45	.08	.09
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00 (d)	– 0 –

Net increase in net asset value from operations	.34	.43	.63	.29	.24

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.17)	(.19)	(.10)	(.20)
Distributions from net realized gain on investment transactions	(.34)	(.27)	(.03)	(.01)	– 0 –

Total dividends and distributions	(.56)	(.44)	(.22)	(.11)	(.20)

Net asset value, end of period	$10.40	$10.62	$10.63	$10.22	$10.04

Total Return
Total investment return based on net asset value(e)	3.64%	4.06%	6.28%	2.99%	2.43%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$390	$374	$389	$622	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.65%	.64%	.65%	.65%	.63	%^
Expenses, before waivers/reimbursements(f)‡	2.45%	2.48%	2.82%	3.59%	30.49	%^
Net investment income(c)	1.89%	2.08%	1.80%	2.12%	2.31	%^
Portfolio turnover rate	46%	85%	49%	116%	15%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.52%	.53%	.56%	.55%	.61	%^

See footnotes on page 139.

	CLASS K
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.61	$10.65	$10.24	$10.05	$10.00

Income From Investment Operations
Net investment income(b)(c)	.22	.25	.21	.23	.10
Net realized and unrealized gain on investment transactions	.14	.21	.44	.08	.15
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00 (d)	– 0 –

Net increase in net asset value from operations	.36	.46	.65	.31	.25

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.23)	(.21)	(.11)	(.20)
Distributions from net realized gain on investment transactions	(.34)	(.27)	(.03)	(.01)	– 0 –

Total dividends and distributions	(.59)	(.50)	(.24)	(.12)	(.20)

Net asset value, end of period	$10.38	$10.61	$10.65	$10.24	$10.05

Total Return
Total investment return based on net asset value(e)	3.90%	4.32%	6.52%	3.16%	2.54%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,995	$16,603	$11,448	$13,222	$597
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.40%	.39%	.40%	.40%	.38	%^
Expenses, before waivers/reimbursements(f)‡	2.13%	2.19%	2.54%	2.84%	23.54	%^
Net investment income(c)	2.14%	2.31%	2.04%	2.39%	1.72	%^
Portfolio turnover rate	46%	85%	49%	116%	15%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.52%	.53%	.56%	.55%	.61	%^

	CLASS I
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.61	$10.66	$10.28	$10.07	$10.00

Income From Investment Operations
Net investment income(b)(c)	.25	.27	.20	.31	.18
Net realized and unrealized gain on investment transactions	.14	.21	.49	.02	.09

Net increase in net asset value from operations	.39	.48	.69	.33	.27

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.26)	(.28)	(.11)	(.20)
Distributions from net realized gain on investment transactions	(.34)	(.27)	(.03)	(.01)	– 0 –

Total dividends and distributions	(.63)	(.53)	(.31)	(.12)	(.20)

Net asset value, end of period	$10.37	$10.61	$10.66	$10.28	$10.07

Total Return
Total investment return based on net asset value(e)	4.22%	4.53%	6.88%	3.38%	2.76%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$43	$65	$55	$14	$966
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.15%	.14%	.15%	.13%	.13	%^
Expenses, before waivers/reimbursements(f)‡	1.75%	1.72%	2.34%	10.46%	29.96	%^
Net investment income(c)	2.42%	2.52%	1.98%	3.17%	2.82	%^
Portfolio turnover rate	46%	85%	49%	116%	15%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.52%	.53%	.56%	.55%	.61	%^

See footnotes on page 139.

	CLASS Z
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.62	$10.68	$10.28	$10.07	$10.00

Income From Investment Operations
Net investment income(b)(c)	.25	.27	.24	.23	.18
Net realized and unrealized gain on investment transactions	.14	.21	.45	.10	.09

Net increase in net asset value from operations	.39	.48	.69	.33	.27

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.27)	(.26)	(.11)	(.20)
Distributions from net realized gain on investment transactions	(.34)	(.27)	(.03)	(.01)	– 0 –

Total dividends and distributions	(.64)	(.54)	(.29)	(.12)	(.20)

Net asset value, end of period	$10.37	$10.62	$10.68	$10.28	$10.07

Total Return
Total investment return based on net asset value(e)	4.20%	4.51%	6.90%	3.38%	2.76%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11	$11	$11	$11	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.15%	.14%	.15%	.15%	.13	%^
Expenses, before waivers/reimbursements(f)‡	1.70%	1.68%	2.15%	6.29%	30.01	%^
Net investment income(c)	2.42%	2.57%	2.30%	2.39%	2.82	%^
Portfolio turnover rate	46%	85%	49%	116%	15%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.52%	.53%	.56%	.55%	.61	%^

See footnotes on page 139.

AB Multi-Manager Select 2015 Fund

	CLASS A
	Year Ended July 31,					December 15, 2014(a) to July 31,
	2019	2018	2017	2016		2015
Net asset value, beginning of period	$10.91	$11.01	$10.46	$10.26		$10.00

Income From Investment Operations
Net investment income(b)(c)	.23	.27	.20	.24		.10
Net realized and unrealized gain on investment transactions	.09	.28	.59	.09		.20	*
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00	(d)	.00	(d)

Net increase in net asset value from operations	.32	.55	.79	.33		.30

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.26)	(.18)	(.13)		(.04)
Distributions from net realized gain on investment transactions	(.43)	(.39)	(.06)	(.00	)(d)	– 0 –

Total dividends and distributions	(.65)	(.65)	(.24)	(.13)		(.04)

Net asset value, end of period	$10.58	$10.91	$11.01	$10.46		$10.26

Total Return
Total investment return based on net asset value(e)	3.56%	5.02%	7.72%	3.33%		2.99%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,162	$1,703	$2,224	$3,613		$168
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.36%	.37%	.40%	.40%		.42	%^
Expenses, before waivers/reimbursements(f)‡	1.07%	1.16%	1.16%	1.31%		26.98	%^
Net investment income(c)	2.15%	2.43%	1.90%	2.47%		1.50	%^
Portfolio turnover rate	61%	93%	38%	83%		18%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.57%	.57%	.59%	.60%		.59	%^

	CLASS C
	Year Ended July 31,					December 15, 2014(a) to July 31,
	2019	2018	2017	2016		2015
Net asset value, beginning of period	$10.82	$10.92	$10.40	$10.21		$10.00

Income From Investment Operations
Net investment income(b)(c)	.15	.18	.14	.15		.06
Net realized and unrealized gain on investment transactions	.10	.27	.57	.11		.19	*
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00	(d)	.00	(d)

Net increase in net asset value from operations	.25	.45	.71	.26		.25

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.16)	(.13)	(.07)		(.04)
Distributions from net realized gain on investment transactions	(.43)	(.39)	(.06)	(.00	)(d)	– 0 –

Total dividends and distributions	(.59)	(.55)	(.19)	(.07)		(.04)

Net asset value, end of period	$10.48	$10.82	$10.92	$10.40		$10.21

Total Return
Total investment return based on net asset value(e)	2.81%	4.15%	6.92%	2.63%		2.45%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$534	$578	$737	$717		$374
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	1.11%	1.12%	1.15%	1.16%		1.17	%^
Expenses, before waivers/reimbursements(f)‡	1.82%	1.91%	1.93%	2.52%		19.67	%^
Net investment income(c)	1.40%	1.68%	1.31%	1.55%		.90	%^
Portfolio turnover rate	61%	93%	38%	83%		18%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.57%	.57%	.59%	.60%		.59	%^

See footnotes on page 139.

	ADVISOR CLASS
	Year Ended July 31,					December 15, 2014(a) to July 31,
	2019	2018	2017	2016		2015
Net asset value, beginning of period	$11.06	$11.16	$10.63	$10.27		$10.00

Income From Investment Operations
Net investment income(b)(c)	.26	.30	.25	.27		.12
Net realized and unrealized gain on investment transactions	.10	.28	.58	.11		.19	*
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00	(d)	.00	(d)

Net increase in net asset value from operations	.36	.58	.83	.38		.31

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.29)	(.24)	(.02)		(.04)
Distributions from net realized gain on investment transactions	(.43)	(.39)	(.06)	(.00	)(d)	– 0 –

Total dividends and distributions	(.71)	(.68)	(.30)	(.02)		(.04)

Net asset value, end of period	$10.71	$11.06	$11.16	$10.63		$10.27

Total Return
Total investment return based on net asset value(e)	3.91%	5.21%	7.98%	3.68%		3.11%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,518	$70	$78	$70		$61
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.11%	.12%	.15%	.16%		.17	%^
Expenses, before waivers/reimbursements(f)‡	.84%	.91%	.94%	1.58%		26.67	%^
Net investment income(c)	2.47%	2.67%	2.30%	2.68%		1.82	%^
Portfolio turnover rate	61%	93%	38%	83%		18%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.57%	.57%	.59%	.60%		.59	%^

	CLASS R
	Year Ended July 31,					December 15, 2014(a) to July 31,
	2019	2018	2017	2016		2015
Net asset value, beginning of period	$10.66	$10.77	$10.25	$10.07		$10.00

Income From Investment Operations
Net investment income(b)(c)	.19	.24	.19	.21		.11
Net realized and unrealized gain on investment transactions	.11	.27	.55	.10		.17	*
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00	(d)	.00	(d)

Net increase in net asset value from operations	.30	.51	.74	.31		.28

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.23)	(.16)	(.13)		(.21)
Distributions from net realized gain on investment transactions	(.43)	(.39)	(.06)	(.00	)(d)	– 0 –

Total dividends and distributions	(.63)	(.62)	(.22)	(.13)		(.21)

Net asset value, end of period	$10.33	$10.66	$10.77	$10.25		$10.07

Total Return
Total investment return based on net asset value(e)	3.35%	4.73%	7.40%	3.10%		2.84%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$317	$283	$399	$375		$247
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.61%	.62%	.65%	.66%		.67	%^
Expenses, before waivers/reimbursements(f)‡	1.50%	1.53%	1.51%	1.95%		15.95	%^
Net investment income(c)	1.89%	2.24%	1.81%	2.15%		1.74	%^
Portfolio turnover rate	61%	93%	38%	83%		18%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.57%	.57%	.59%	.60%		.59	%^

See footnotes on page 139.

	CLASS K
	Year Ended July 31,					December 15, 2014(a) to July 31,
	2019	2018	2017	2016		2015
Net asset value, beginning of period	$10.68	$10.79	$10.28	$10.09		$10.00

Income From Investment Operations
Net investment income(b)(c)	.22	.26	.21	.24		.08
Net realized and unrealized gain on investment transactions	.09	.28	.56	.09		.22	*
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00	(d)	.00	(d)

Net increase in net asset value from operations	.31	.54	.77	.33		.30

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.26)	(.20)	(.14)		(.21)
Distributions from net realized gain on investment transactions	(.43)	(.39)	(.06)	(.00	)(d)	– 0 –

Total dividends and distributions	(.66)	(.65)	(.26)	(.14)		(.21)

Net asset value, end of period	$10.33	$10.68	$10.79	$10.28		$10.09

Total Return
Total investment return based on net asset value(e)	3.53%	4.98%	7.68%	3.35%		3.06%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$35,408	$41,025	$38,086	$41,604		$3,780
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.36%	.37%	.40%	.41%		.42	%^
Expenses, before waivers/reimbursements(f)‡	1.18%	1.23%	1.22%	1.37%		10.55	%^
Net investment income(c)	2.15%	2.40%	2.07%	2.48%		1.30	%^
Portfolio turnover rate	61%	93%	38%	83%		18%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.57%	.57%	.59%	.60%		.59	%^

	CLASS I
	Year Ended July 31,					December 15, 2014(a) to July 31,
	2019	2018	2017	2016		2015
Net asset value, beginning of period	$10.71	$10.81	$10.31	$10.10		$10.00

Income From Investment Operations
Net investment income(b)(c)	.24	.25	.25	.30		.18
Net realized and unrealized gain on investment transactions	.09	.31	.55	.06		.14	*
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00	(d)	.00	(d)

Net increase in net asset value from operations	.33	.56	.80	.36		.32

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.27)	(.24)	(.15)		(.22)
Distributions from net realized gain on investment transactions	(.43)	(.39)	(.06)	(.00	)(d)	– 0 –

Total dividends and distributions	(.71)	(.66)	(.30)	(.15)		(.22)

Net asset value, end of period	$10.33	$10.71	$10.81	$10.31		$10.10

Total Return
Total investment return based on net asset value(e)	3.74%	5.25%	7.96%	3.60%		3.17%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,625	$155	$534	$541		$969
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.11%	.12%	.15%	.16%		.17	%^
Expenses, before waivers/reimbursements(f)‡	.84%	.87%	.89%	1.74%		25.68	%^
Net investment income(c)	2.42%	2.28%	2.43%	3.06%		2.91	%^
Portfolio turnover rate	61%	93%	38%	83%		18%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.57%	.57%	.59%	.60%		.59	%^

See footnotes on page 139.

	CLASS Z
	Year Ended July 31,					December 15, 2014(a) to July 31,
	2019	2018	2017	2016		2015
Net asset value, beginning of period	$10.67	$10.81	$10.31	$10.10		$10.00

Income From Investment Operations
Net investment income(b)(c)	.19	.29	.24	.24		.18
Net realized and unrealized gain on investment transactions	.14	.26	.56	.11		.14	*
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00	(d)	.00	(d)

Net increase in net asset value from operations	.33	.55	.80	.35		.32

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.30)	(.24)	(.14)		(.22)
Distributions from net realized gain on investment transactions	(.43)	(.39)	(.06)	(.00	)(d)	– 0 –

Total dividends and distributions	(.71)	(.69)	(.30)	(.14)		(.22)

Net asset value, end of period	$10.29	$10.67	$10.81	$10.31		$10.10

Total Return
Total investment return based on net asset value(e)	3.77%	5.14%	8.02%	3.60%		3.17%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$136	$12	$11	$11		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.12%	.11%	.15%	.16%		.17	%^
Expenses, before waivers/reimbursements(f)‡	.79%	.81%	.80%	1.47%		25.70	%^
Net investment income(c)	1.89%	2.68%	2.33%	2.49%		2.91	%^
Portfolio turnover rate	61%	93%	38%	83%		18%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.57%	.57%	.59%	.60%		.59	%^

See footnotes on page 139.

AB Multi-Manager Select 2020 Fund

	CLASS A
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.22	$11.15	$10.46	$10.28	$10.00

Income From Investment Operations
Net investment income(b)(c)	.23	.27	.21	.23	.12
Net realized and unrealized gain on investment transactions	.05	.37	.71	.09	.24	*
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00 (d)	.00	(d)

Net increase in net asset value from operations	.28	.64	.92	.32	.36

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.25)	(.18)	(.13)	(.08)
Distributions from net realized gain on investment transactions	(.55)	(.32)	(.05)	(.01)	– 0 –

Total dividends and distributions	(.80)	(.57)	(.23)	(.14)	(.08)

Net asset value, end of period	$10.70	$11.22	$11.15	$10.46	$10.28

Total Return
Total investment return based on net asset value(e)	3.30%	5.74%	8.98%	3.19%	3.58%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,162	$5,086	$5,239	$8,339	$521
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.38%	.39%	.44%	.45%	.46	%^
Expenses, before waivers/reimbursements(f)‡	.78%	.81%	.82%	1.00%	9.77	%^
Net investment income(c)	2.18%	2.38%	1.94%	2.37%	2.00	%^
Portfolio turnover rate	53%	84%	46%	81%	100%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.55%	.57%	.61%	.62%	.62	%^

	CLASS C
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.09	$11.02	$10.36	$10.23	$10.00

Income From Investment Operations
Net investment income(b)(c)	.15	.19	.13	.15	.06
Net realized and unrealized gain on investment transactions	.05	.36	.70	.09	.24	*
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00 (d)	.00	(d)

Net increase in net asset value from operations	.20	.55	.83	.24	.30

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.16)	(.12)	(.10)	(.07)
Distributions from net realized gain on investment transactions	(.55)	(.32)	(.05)	(.01)	– 0 –

Total dividends and distributions	(.72)	(.48)	(.17)	(.11)	(.07)

Net asset value, end of period	$10.57	$11.09	$11.02	$10.36	$10.23

Total Return
Total investment return based on net asset value(e)	2.51%	4.97%	8.17%	2.38%	3.04%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,264	$1,271	$1,584	$1,286	$370
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	1.13%	1.14%	1.19%	1.20%	1.21	%^
Expenses, before waivers/reimbursements(f)‡	1.54%	1.56%	1.57%	1.82%	12.82	%^
Net investment income(c)	1.39%	1.66%	1.23%	1.57%	.95	%^
Portfolio turnover rate	53%	84%	46%	81%	100%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.55%	.57%	.61%	.62%	.62	%^

See footnotes on page 139.

	ADVISOR CLASS
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.24	$11.17	$10.50	$10.30	$10.00

Income From Investment Operations
Net investment income(b)(c)	.26	.30	.25	.29	.18
Net realized and unrealized gain on investment transactions	.05	.37	.70	.05	.20	*
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00 (d)	.00	(d)

Net increase in net asset value from operations	.31	.67	.95	.34	.38

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.28)	(.23)	(.13)	(.08)
Distributions from net realized gain on investment transactions	(.55)	(.32)	(.05)	(.01)	– 0 –

Total dividends and distributions	(.84)	(.60)	(.28)	(.14)	(.08)

Net asset value, end of period	$10.71	$11.24	$11.17	$10.50	$10.30

Total Return
Total investment return based on net asset value(e)	3.59%	6.02%	9.23%	3.36%	3.80%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,285	$226	$220	$179	$15
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.13%	.14%	.19%	.20%	.21	%^
Expenses, before waivers/reimbursements(f)‡	.54%	.56%	.57%	.69%	25.25	%^
Net investment income(c)	2.42%	2.67%	2.32%	2.96%	2.74	%^
Portfolio turnover rate	53%	84%	46%	81%	100%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.55%	.57%	.61%	.62%	.62	%^

	CLASS R
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.97	$10.92	$10.23	$10.09	$10.00

Income From Investment Operations
Net investment income(b)(c)	.21	.24	.19	.22	.12
Net realized and unrealized gain on investment transactions	.04	.36	.69	.06	.22	*
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00 (d)	.00	(d)

Net increase in net asset value from operations	.25	.60	.88	.28	.34

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.23)	(.14)	(.13)	(.25)
Distributions from net realized gain on investment transactions	(.55)	(.32)	(.05)	(.01)	– 0 –

Total dividends and distributions	(.80)	(.55)	(.19)	(.14)	(.25)

Net asset value, end of period	$10.42	$10.97	$10.92	$10.23	$10.09

Total Return
Total investment return based on net asset value(e)	3.02%	5.48%	8.78%	2.84%	3.43%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,702	$2,881	$2,052	$2,328	$296
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.63%	.64%	.69%	.70%	.71	%^
Expenses, before waivers/reimbursements(f)‡	1.17%	1.22%	1.17%	1.36%	8.32	%^
Net investment income(c)	2.02%	2.20%	1.79%	2.25%	1.93	%^
Portfolio turnover rate	53%	84%	46%	81%	100%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.55%	.57%	.61%	.62%	.62	%^

See footnotes on page 139.

	CLASS K
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.00	$10.94	$10.27	$10.11	$10.00

Income From Investment Operations
Net investment income(b)(c)	.22	.27	.21	.23	.10
Net realized and unrealized gain on investment transactions	.06	.35	.70	.07	.26	*
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00 (d)	.00	(d)

Net increase in net asset value from operations	.28	.62	.91	.30	.36

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.24)	(.19)	(.13)	(.25)
Distributions from net realized gain on investment transactions	(.55)	(.32)	(.05)	(.01)	– 0 –

Total dividends and distributions	(.80)	(.56)	(.24)	(.14)	(.25)

Net asset value, end of period	$10.48	$11.00	$10.94	$10.27	$10.11

Total Return
Total investment return based on net asset value(e)	3.29%	5.74%	9.07%	3.08%	3.65%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$85,559	$91,754	$82,263	$72,587	$6,854
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.38%	.39%	.44%	.45%	.46	%^
Expenses, before waivers/reimbursements(f)‡	.88%	.91%	.90%	1.04%	5.40	%^
Net investment income(c)	2.14%	2.41%	2.02%	2.40%	1.68	%^
Portfolio turnover rate	53%	84%	46%	81%	100%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.55%	.57%	.61%	.62%	.62	%^

	CLASS I
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.29	$10.96	$10.30	$10.12	$10.00

Income From Investment Operations
Net investment income(b)(c)	.25	.12	.24	.28	.19
Net realized and unrealized gain on investment transactions	.06	.53	.69	.05	.18	*
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00 (d)	.00	(d)

Net increase in net asset value from operations	.31	.65	.93	.33	.37

Less: Dividends and Distributions
Dividends from net investment income	(.29)	– 0 –	(.22)	(.14)	(.25)
Distributions from net realized gain on investment transactions	(.55)	(.32)	(.05)	(.01)	– 0 –

Total dividends and distributions	(.84)	(.32)	(.27)	(.15)	(.25)

Net asset value, end of period	$10.76	$11.29	$10.96	$10.30	$10.12

Total Return
Total investment return based on net asset value(e)	3.54%	5.91%	9.29%	3.34%	3.76%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$162	$50	$2,182	$2,376	$975
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.13%	.18%	.19%	.20%	.21	%^
Expenses, before waivers/reimbursements(f)‡	.56%	.46%	.59%	.80%	24.45	%^
Net investment income(c)	2.41%	1.03%	2.33%	2.89%	2.98	%^
Portfolio turnover rate	53%	84%	46%	81%	100%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.55%	.57%	.61%	.62%	.62	%^

See footnotes on page 139.

	CLASS Z
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.00	$10.95	$10.30	$10.12	$10.00

Income From Investment Operations
Net investment income(b)(c)	.25	.24	.24	.24	.19
Net realized and unrealized gain on investment transactions	.06	.42	.69	.09	.18	*
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00 (d)	.00	(d)

Net increase in net asset value from operations	.31	.66	.93	.33	.37

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.29)	(.23)	(.14)	(.25)
Distributions from net realized gain on investment transactions	(.55)	(.32)	(.05)	(.01)	– 0 –

Total dividends and distributions	(.85)	(.61)	(.28)	(.15)	(.25)

Net asset value, end of period	$10.46	$11.00	$10.95	$10.30	$10.12

Total Return
Total investment return based on net asset value(e)	3.61%	6.05%	9.27%	3.32%	3.76%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$781	$157	$11	$11	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.13%	.12%	.19%	.20%	.21	%^
Expenses, before waivers/reimbursements(f)‡	.46%	.49%	.49%	.97%	24.49	%^
Net investment income(c)	2.46%	2.24%	2.32%	2.42%	2.99	%^
Portfolio turnover rate	53%	84%	46%	81%	100%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.55%	.57%	.61%	.62%	.62	%^

See footnotes on page 139.

AB Multi-Manager Select 2025 Fund

	CLASS A
	Year Ended July 31,					December 15, 2014(a) to July 31,
	2019	2018	2017	2016		2015
Net asset value, beginning of period	$11.60	$11.32	$10.45	$10.33		$10.00

Income From Investment Operations
Net investment income(b)(c)	.24	.28	.19	.24		.11
Net realized and unrealized gain (loss) on investment transactions	(.01 )*	.51	.91	.03		.33	*
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00	(d)	.00	(d)

Net increase in net asset value from operations	.23	.79	1.10	.27		.44

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.26)	(.15)	(.15)		(.11)
Distributions from net realized gain on investment transactions	(.66)	(.25)	(.08)	(.00	)(d)	– 0 –

Total dividends and distributions	(.91)	(.51)	(.23)	(.15)		(.11)

Net asset value, end of period	$10.92	$11.60	$11.32	$10.45		$10.33

Total Return
Total investment return based on net asset value(e)	2.87%	6.99%	10.74%	2.65%		4.43%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,671	$5,525	$4,804	$8,857		$174
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.37%	.39%	.43%	.44%		.45	%^
Expenses, before waivers/reimbursements(f)‡	.69%	.72%	.75%	.83%		13.53	%^
Net investment income(c)	2.25%	2.40%	1.77%	2.39%		1.73	%^
Portfolio turnover rate	53%	80%	41%	75%		22%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.54%	.56%	.64%	.62%		.60	%^

	CLASS C
	Year Ended July 31,						December 15, 2014(a) to July 31,
	2019		2018	2017	2016		2015
Net asset value, beginning of period	$11.48		$11.19	$10.38	$10.29		$10.00

Income From Investment Operations
Net investment income(b)(c)	.15		.19	.15	.14		.05
Net realized and unrealized gain (loss) on investment transactions	(.00	)(d)*	.51	.86	.06		.35	*
Contributions from Affiliates	– 0 –		– 0 –	– 0 –	.00	(d)	.00	(d)

Net increase in net asset value from operations	.15		.70	1.01	.20		.40

Less: Dividends and Distributions
Dividends from net investment income	(.14)		(.16)	(.12)	(.11)		(.11)
Distributions from net realized gain on investment transactions	(.66)		(.25)	(.08)	(.00	)(d)	– 0 –

Total dividends and distributions	(.80)		(.41)	(.20)	(.11)		(.11)

Net asset value, end of period	$10.83		$11.48	$11.19	$10.38		$10.29

Total Return
Total investment return based on net asset value(e)	2.08%		6.26%	9.87%	1.97%		3.99%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$649		$714	$629	$818		$138
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	1.12%		1.14%	1.18%	1.19%		1.20	%^
Expenses, before waivers/reimbursements(f)‡	1.45%		1.48%	1.53%	1.68%		15.69	%^
Net investment income(c)	1.41%		1.68%	1.40%	1.38%		.72	%^
Portfolio turnover rate	53%		80%	41%	75%		22%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.54%		.56%	.64%	.62%		.60	%^

See footnotes on page 139.

	ADVISOR CLASS
	Year Ended July 31,					December 15, 2014(a) to July 31,
	2019	2018	2017	2016		2015
Net asset value, beginning of period	$11.63	$11.34	$10.51	$10.35		$10.00

Income From Investment Operations
Net investment income(b)(c)	.27	.31	.25	.25		.11
Net realized and unrealized gain (loss) on investment transactions	(.02 )*	.51	.87	.05		.35	*
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00	(d)	.00	(d)

Net increase in net asset value from operations	.25	.82	1.12	.30		.46

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.28)	(.21)	(.14)		(.11)
Distributions from net realized gain on investment transactions	(.66)	(.25)	(.08)	(.00	)(d)	– 0 –

Total dividends and distributions	(.95)	(.53)	(.29)	(.14)		(.11)

Net asset value, end of period	$10.93	$11.63	$11.34	$10.51		$10.35

Total Return
Total investment return based on net asset value(e)	3.07%	7.31%	10.95%	2.97%		4.65%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,935	$1,053	$861	$708		$534
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.12%	.14%	.18%	.19%		.20	%^
Expenses, before waivers/reimbursements(f)‡	.44%	.47%	.52%	.79%		13.26	%^
Net investment income(c)	2.54%	2.65%	2.32%	2.51%		1.71	%^
Portfolio turnover rate	53%	80%	41%	75%		22%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.54%	.56%	.64%	.62%		.60	%^

	CLASS R
	Year Ended July 31,					December 15, 2014(a) to July 31,
	2019	2018	2017	2016		2015
Net asset value, beginning of period	$11.31	$11.05	$10.24	$10.14		$10.00

Income From Investment Operations
Net investment income(b)(c)	.25	.26	.19	.20		.12
Net realized and unrealized gain (loss) on investment transactions	(.06 )*	.48	.85	.04		.31	*
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00	(d)	.00	(d)

Net increase in net asset value from operations	.19	.74	1.04	.24		.43

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.23)	(.15)	(.14)		(.29)
Distributions from net realized gain on investment transactions	(.66)	(.25)	(.08)	(.00	)(d)	– 0 –

Total dividends and distributions	(.92)	(.48)	(.23)	(.14)		(.29)

Net asset value, end of period	$10.58	$11.31	$11.05	$10.24		$10.14

Total Return
Total investment return based on net asset value(e)	2.60%	6.76%	10.35%	2.44%		4.28%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,763	$2,636	$2,852	$2,802		$482
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.62%	.65%	.68%	.69%		.70	%^
Expenses, before waivers/reimbursements(f)‡	1.08%	1.11%	1.03%	1.01%		7.14	%^
Net investment income(c)	2.40%	2.32%	1.84%	2.10%		1.98	%^
Portfolio turnover rate	53%	80%	41%	75%		22%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.54%	.56%	.64%	.62%		.60	%^

See footnotes on page 139.

	CLASS K
	Year Ended July 31,					December 15, 2014(a) to July 31,
	2019	2018	2017	2016		2015
Net asset value, beginning of period	$11.36	$11.09	$10.28	$10.16		$10.00

Income From Investment Operations
Net investment income(b)(c)	.23	.28	.21	.22		.09
Net realized and unrealized gain (loss) on investment transactions	(.01 )*	.49	.86	.05		.36	*
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00	(d)	.00	(d)

Net increase in net asset value from operations	.22	.77	1.07	.27		.45

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.25)	(.18)	(.15)		(.29)
Distributions from net realized gain on investment transactions	(.66)	(.25)	(.08)	(.00	)(d)	– 0 –

Total dividends and distributions	(.90)	(.50)	(.26)	(.15)		(.29)

Net asset value, end of period	$10.68	$11.36	$11.09	$10.28		$10.16

Total Return
Total investment return based on net asset value(e)	2.86%	7.01%	10.66%	2.71%		4.50%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$130,923	$141,801	$120,243	$106,535		$10,497
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.37%	.40%	.43%	.44%		.45	%^
Expenses, before waivers/reimbursements(f)‡	.79%	.81%	.81%	.92%		5.97	%^
Net investment income(c)	2.19%	2.45%	2.04%	2.26%		1.46	%^
Portfolio turnover rate	53%	80%	41%	75%		22%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.54%	.56%	.64%	.62%		.60	%^

	CLASS I
	Year Ended July 31,					December 15, 2014(a) to July 31,
	2019	2018	2017	2016		2015
Net asset value, beginning of period	$11.41	$11.12	$10.31	$10.17		$10.00

Income From Investment Operations
Net investment income(b)(c)	.26	.26	.24	.27		.19
Net realized and unrealized gain (loss) on investment transactions	(.02 )*	.54	.86	.02		.27	*
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00	(d)	.00	(d)

Net increase in net asset value from operations	.24	.80	1.10	.29		.46

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.26)	(.21)	(.15)		(.29)
Distributions from net realized gain on investment transactions	(.66)	(.25)	(.08)	(.00	)(d)	– 0 –

Total dividends and distributions	(.94)	(.51)	(.29)	(.15)		(.29)

Net asset value, end of period	$10.71	$11.41	$11.12	$10.31		$10.17

Total Return
Total investment return based on net asset value(e)	3.07%	7.27%	10.98%	2.96%		4.62%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,458	$831	$3,217	$2,421		$984
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.12%	.15%	.18%	.19%		.20	%^
Expenses, before waivers/reimbursements(f)‡	.46%	.45%	.49%	.65%		22.66	%^
Net investment income(c)	2.44%	2.21%	2.25%	2.77%		3.04	%^
Portfolio turnover rate	53%	80%	41%	75%		22%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.54%	.56%	.64%	.62%		.60	%^

See footnotes on page 139.

	CLASS Z
	Year Ended July 31,					December 15, 2014(a) to July 31,
	2019	2018	2017	2016		2015
Net asset value, beginning of period	$11.37	$11.11	$10.31	$10.17		$10.00

Income From Investment Operations
Net investment income(b)(c)	.26	.28	.27	.23		.19
Net realized and unrealized gain (loss) on investment transactions	(.01 )*	.52	.83	.06		.27	*
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00	(d)	.00	(d)

Net increase in net asset value from operations	.25	.80	1.10	.29		.46

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.29)	(.22)	(.15)		(.29)
Distributions from net realized gain on investment transactions	(.66)	(.25)	(.08)	(.00	)(d)	– 0 –

Total dividends and distributions	(.95)	(.54)	(.30)	(.15)		(.29)

Net asset value, end of period	$10.67	$11.37	$11.11	$10.31		$10.17

Total Return
Total investment return based on net asset value(e)	3.18%	7.30%	10.97%	2.95%		4.62%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$314	$111	$38	$11		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.12%	.14%	.18%	.19%		.20	%^
Expenses, before waivers/reimbursements(f)‡	.36%	.39%	.41%	.78%		22.69	%^
Net investment income(c)	2.55%	2.45%	2.53%	2.32%		3.04	%^
Portfolio turnover rate	53%	80%	41%	75%		22%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.54%	.56%	.64%	.62%		.60	%^

See footnotes on page 139.

AB Multi-Manager Select 2030 Fund

	CLASS A
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.86	$11.56	$10.50	$10.39	$10.00

Income From Investment Operations
Net investment income(b)(c)	.23	.27	.19	.21	.08
Net realized and unrealized gain (loss) on investment transactions	(.05 )*	.64	1.11	.04	.47
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00 (d)	.00	(d)

Net increase in net asset value from operations	.18	.91	1.30	.25	.55

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.25)	(.15)	(.13)	(.16)
Distributions from net realized gain on investment transactions	(.62)	(.36)	(.09)	(.01)	– 0 –

Total dividends and distributions	(.86)	(.61)	(.24)	(.14)	(.16)

Net asset value, end of period	$11.18	$11.86	$11.56	$10.50	$10.39

Total Return
Total investment return based on net asset value(e)	2.44%	7.99%	12.65%	2.52%	5.49%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,565	$7,179	$5,956	$8,554	$317
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.39%	.42%	.48%	.48%	.49	%^
Expenses, before waivers/reimbursements(f)‡	.72%	.75%	.83%	.97%	18.85	%^
Net investment income(c)	2.08%	2.27%	1.75%	2.14%	1.18	%^
Portfolio turnover rate	52%	73%	48%	72%	35%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.51%	.53%	.63%	.62%	.64	%^

	CLASS C
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.74	$11.43	$10.42	$10.35	$10.00

Income From Investment Operations
Net investment income(b)(c)	.16	.16	.13	.12	.12
Net realized and unrealized gain (loss) on investment transactions	(.06 )*	.65	1.08	.07	.38
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00 (d)	.00	(d)

Net increase in net asset value from operations	.10	.81	1.21	.19	.50

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.14)	(.11)	(.11)	(.15)
Distributions from net realized gain on investment transactions	(.62)	(.36)	(.09)	(.01)	– 0 –

Total dividends and distributions	(.82)	(.50)	(.20)	(.12)	(.15)

Net asset value, end of period	$11.02	$11.74	$11.43	$10.42	$10.35

Total Return
Total investment return based on net asset value(e)	1.72%	7.10%	11.86%	1.86%	5.04%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,831	$1,212	$951	$911	$20
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	1.13%	1.18%	1.23%	1.23%	1.24	%^
Expenses, before waivers/reimbursements(f)‡	1.48%	1.51%	1.59%	1.83%	25.83	%^
Net investment income(c)	1.46%	1.41%	1.20%	1.17%	1.88	%^
Portfolio turnover rate	52%	73%	48%	72%	35%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.51%	.53%	.63%	.62%	.64	%^

See footnotes on page 139.

	ADVISOR CLASS
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.89	$11.59	$10.55	$10.41	$10.00

Income From Investment Operations
Net investment income(b)(c)	.27	.30	.24	.25	.12
Net realized and unrealized gain (loss) on investment transactions	(.07 )*	.64	1.09	.04	.45
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00 (d)	.00	(d)

Net increase in net asset value from operations	.20	.94	1.33	.29	.57

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.28)	(.20)	(.14)	(.16)
Distributions from net realized gain on investment transactions	(.62)	(.36)	(.09)	(.01)	– 0 –

Total dividends and distributions	(.90)	(.64)	(.29)	(.15)	(.16)

Net asset value, end of period	$11.19	$11.89	$11.59	$10.55	$10.41

Total Return
Total investment return based on net asset value(e)	2.67%	8.21%	12.95%	2.82%	5.71%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,129	$1,052	$924	$702	$50
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.13%	.17%	.23%	.23%	.24	%^
Expenses, before waivers/reimbursements(f)‡	.47%	.50%	.58%	.70%	18.70	%^
Net investment income(c)	2.50%	2.56%	2.25%	2.54%	1.82	%^
Portfolio turnover rate	52%	73%	48%	72%	35%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.51%	.53%	.63%	.62%	.64	%^

	CLASS R
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.58	$11.31	$10.29	$10.20	$10.00

Income From Investment Operations
Net investment income(b)(c)	.23	.26	.20	.18	.10
Net realized and unrealized gain (loss) on investment transactions	(.09 )*	.60	1.04	.05	.43
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00 (d)	.00	(d)

Net increase in net asset value from operations	.14	.86	1.24	.23	.53

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.23)	(.13)	(.13)	(.33)
Distributions from net realized gain on investment transactions	(.62)	(.36)	(.09)	(.01)	– 0 –

Total dividends and distributions	(.86)	(.59)	(.22)	(.14)	(.33)

Net asset value, end of period	$10.86	$11.58	$11.31	$10.29	$10.20

Total Return
Total investment return based on net asset value(e)	2.08%	7.71%	12.29%	2.32%	5.35%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,953	$1,819	$1,300	$1,866	$380
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.63%	.67%	.73%	.73%	.74	%^
Expenses, before waivers/reimbursements(f)‡	1.14%	1.16%	1.15%	1.40%	8.24	%^
Net investment income(c)	2.20%	2.22%	1.89%	1.89%	1.70	%^
Portfolio turnover rate	52%	73%	48%	72%	35%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.51%	.53%	.63%	.62%	.64	%^

See footnotes on page 139.

	CLASS K
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.61	$11.33	$10.32	$10.21	$10.00

Income From Investment Operations
Net investment income(b)(c)	.24	.27	.21	.20	.08
Net realized and unrealized gain (loss) on investment transactions	(.06 )*	.62	1.06	.06	.46
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00 (d)	.00	(d)

Net increase in net asset value from operations	.18	.89	1.27	.26	.54

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.25)	(.17)	(.14)	(.33)
Distributions from net realized gain on investment transactions	(.62)	(.36)	(.09)	(.01)	– 0 –

Total dividends and distributions	(.86)	(.61)	(.26)	(.15)	(.33)

Net asset value, end of period	$10.93	$11.61	$11.33	$10.32	$10.21

Total Return
Total investment return based on net asset value(e)	2.46%	7.92%	12.61%	2.60%	5.47%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$112,863	$111,934	$88,325	$70,952	$7,785
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.39%	.42%	.48%	.48%	.49	%^
Expenses, before waivers/reimbursements(f)‡	.82%	.86%	.89%	1.06%	7.09	%^
Net investment income(c)	2.18%	2.34%	1.94%	2.08%	1.28	%^
Portfolio turnover rate	52%	73%	48%	72%	35%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.51%	.53%	.63%	.62%	.64	%^

	CLASS I
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.66	$11.36	$10.35	$10.23	$10.00

Income From Investment Operations
Net investment income(b)(c)	.27	.27	.24	.24	.18
Net realized and unrealized gain (loss) on investment transactions	(.08 )*	.66	1.07	.03	.38
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00 (d)	.00	(d)

Net increase in net asset value from operations	.19	.93	1.31	.27	.56

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.27)	(.21)	(.14)	(.33)
Distributions from net realized gain on investment transactions	(.62)	(.36)	(.09)	(.01)	– 0 –

Total dividends and distributions	(.89)	(.63)	(.30)	(.15)	(.33)

Net asset value, end of period	$10.96	$11.66	$11.36	$10.35	$10.23

Total Return
Total investment return based on net asset value(e)	2.63%	8.27%	12.94%	2.75%	5.69%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,278	$1,798	$4,288	$2,682	$994
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.14%	.18%	.23%	.23%	.24	%^
Expenses, before waivers/reimbursements(f)‡	.50%	.53%	.57%	.80%	22.26	%^
Net investment income(c)	2.51%	2.28%	2.26%	2.42%	2.90	%^
Portfolio turnover rate	52%	73%	48%	72%	35%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.51%	.53%	.63%	.62%	.64	%^

See footnotes on page 139.

	CLASS Z
	Year Ended July 31,				December 15, 2014(a) to July 31, 2015
	2019	2018	2017	2016
Net asset value, beginning of period	$11.64	$11.36	$10.35	$10.23	$10.00

Income From Investment Operations
Net investment income(b)(c)	.23	.25	.23	.21	.18
Net realized and unrealized gain (loss) on investment transactions	(.04 )*	.68	1.08	.06	.38
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00 (d)	.00	(d)

Net increase in net asset value from operations	.19	.93	1.31	.27	.56

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.29)	(.21)	(.14)	(.33)
Distributions from net realized gain on investment transactions	(.62)	(.36)	(.09)	(.01)	– 0 –

Total dividends and distributions	(.90)	(.65)	(.30)	(.15)	(.33)

Net asset value, end of period	$10.93	$11.64	$11.36	$10.35	$10.23

Total Return
Total investment return based on net asset value(e)	2.66%	8.29%	12.99%	2.74%	5.69%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$396	$101	$17	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.13%	.16%	.23%	.23%	.24	%^
Expenses, before waivers/reimbursements(f)‡	.41%	.44%	.48%	.95%	22.28	%^
Net investment income(c)	2.16%	2.19%	2.19%	2.11%	2.88	%^
Portfolio turnover rate	52%	73%	48%	72%	35%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.51%	.53%	.63%	.62%	.64	%^

See footnotes on page 139.

AB Multi-Manager Select 2035 Fund

	CLASS A
	Year Ended July 31,					December 15, 2014(a) to July 31,
	2019	2018	2017	2016		2015
Net asset value, beginning of period	$12.20	$11.76	$10.47	$10.44		$10.00

Income From Investment Operations
Net investment income(b)(c)	.23	.26	.17	.18		.07
Net realized and unrealized gain (loss) on investment transactions	(.06 )*	.80	1.31	.00	(d)	.56
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00	(d)	.00	(d)

Net increase in net asset value from operations	.17	1.06	1.48	.18		.63

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.25)	(.11)	(.15)		(.19)
Distributions from net realized gain on investment transactions	(.70)	(.37)	(.08)	(.00	)(d)	– 0 –

Total dividends and distributions	(.92)	(.62)	(.19)	(.15)		(.19)

Net asset value, end of period	$11.45	$12.20	$11.76	$10.47		$10.44

Total Return
Total investment return based on net asset value(e)	2.46%	9.07%	14.39%	1.79%		6.34%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,539	$5,463	$4,670	$7,259		$288
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.39%	.42%	.48%	.49%		.49	%^
Expenses, before waivers/reimbursements(f)‡	.76%	.81%	.91%	1.13%		14.64	%^
Net investment income(c)	2.00%	2.17%	1.56%	1.79%		1.09	%^
Portfolio turnover rate	54%	71%	38%	74%		17%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.49%	.53%	.65%	.62%		.63	%^

	CLASS C
	Year Ended July 31,					December 15, 2014(a) to July 31,
	2019	2018	2017	2016		2015
Net asset value, beginning of period	$12.08	$11.60	$10.38	$10.40		$10.00

Income From Investment Operations
Net investment income(b)(c)	.13	.16	.13	.08		.05
Net realized and unrealized gain (loss) on investment transactions	(.04 )*	.79	1.25	.02		.54
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00	(d)	.00	(d)

Net increase in net asset value from operations	.09	.95	1.38	.10		.59

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.10)	(.08)	(.12)		(.19)
Distributions from net realized gain on investment transactions	(.70)	(.37)	(.08)	(.00	)(d)	– 0 –

Total dividends and distributions	(.88)	(.47)	(.16)	(.12)		(.19)

Net asset value, end of period	$11.29	$12.08	$11.60	$10.38		$10.40

Total Return
Total investment return based on net asset value(e)	1.68%	8.22%	13.53%	.98%		5.90%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,452	$673	$604	$959		$65
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	1.13%	1.18%	1.23%	1.24%		1.24	%^
Expenses, before waivers/reimbursements(f)‡	1.53%	1.57%	1.68%	2.00%		19.46	%^
Net investment income(c)	1.15%	1.36%	1.22%	.84%		.76	%^
Portfolio turnover rate	54%	71%	38%	74%		17%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.49%	.53%	.65%	.62%		.63	%^
See footnotes on page 139.

	ADVISOR CLASS
	Year Ended July 31,					December 15, 2014(a) to July 31,
	2019	2018	2017	2016		2015
Net asset value, beginning of period	$12.25	$11.80	$10.55	$10.45		$10.00

Income From Investment Operations
Net investment income(b)(c)	.27	.31	.23	.20		.07
Net realized and unrealized gain (loss) on investment transactions	(.07 )*	.78	1.28	.02		.57
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00	(d)	.00	(d)

Net increase in net asset value from operations	.20	1.09	1.51	.22		.64

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.27)	(.18)	(.12)		(.19)
Distributions from net realized gain on investment transactions	(.70)	(.37)	(.08)	(.00	)(d)	– 0 –

Total dividends and distributions	(.96)	(.64)	(.26)	(.12)		(.19)

Net asset value, end of period	$11.49	$12.25	$11.80	$10.55		$10.45

Total Return
Total investment return based on net asset value(e)	2.74%	9.37%	14.59%	2.12%		6.46%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,673	$456	$535	$450		$171
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.13%	.18%	.23%	.24%		.24	%^
Expenses, before waivers/reimbursements(f)‡	.52%	.56%	.67%	.99%		21.13	%^
Net investment income(c)	2.38%	2.57%	2.07%	2.03%		1.16	%^
Portfolio turnover rate	54%	71%	38%	74%		17%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.49%	.53%	.65%	.62%		.63	%^

	CLASS R
	Year Ended July 31,					December 15, 2014(a) to July 31,
	2019	2018	2017	2016		2015
Net asset value, beginning of period	$11.87	$11.47	$10.25	$10.25		$10.00

Income From Investment Operations
Net investment income(b)(c)	.23	.25	.17	.15		.10
Net realized and unrealized gain (loss) on investment transactions	(.09 )*	.74	1.25	.00	(d)	.51
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00	(d)	.00	(d)

Net increase in net asset value from operations	.14	.99	1.42	.15		.61

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.22)	(.12)	(.15)		(.36)
Distributions from net realized gain on investment transactions	(.70)	(.37)	(.08)	(.00	)(d)	– 0 –

Total dividends and distributions	(.92)	(.59)	(.20)	(.15)		(.36)

Net asset value, end of period	$11.09	$11.87	$11.47	$10.25		$10.25

Total Return
Total investment return based on net asset value(e)	2.26%	8.75%	14.07%	1.49%		6.22%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,359	$1,238	$1,709	$1,396		$216
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.63%	.68%	.73%	.74%		.74	%^
Expenses, before waivers/reimbursements(f)‡	1.13%	1.18%	1.12%	1.46%		9.15	%^
Net investment income(c)	2.08%	2.08%	1.60%	1.57%		1.62	%^
Portfolio turnover rate	54%	71%	38%	74%		17%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.49%	.53%	.65%	.62%		.63	%^

See footnotes on page 139.

	CLASS K
	Year Ended July 31,					December 15, 2014(a) to July 31,
	2019	2018	2017	2016		2015
Net asset value, beginning of period	$11.93	$11.51	$10.29	$10.26		$10.00

Income From Investment Operations
Net investment income(b)(c)	.22	.26	.19	.17		.07
Net realized and unrealized gain (loss) on investment transactions	(.05 )*	.78	1.26	.01		.56
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00	(d)	.00	(d)

Net increase in net asset value from operations	.17	1.04	1.45	.18		.63

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.25)	(.15)	(.15)		(.37)
Distributions from net realized gain on investment transactions	(.70)	(.37)	(.08)	(.00	)(d)	– 0 –

Total dividends and distributions	(.92)	(.62)	(.23)	(.15)		(.37)

Net asset value, end of period	$11.18	$11.93	$11.51	$10.29		$10.26

Total Return
Total investment return based on net asset value(e)	2.47%	9.12%	14.34%	1.85%		6.34%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$110,926	$112,028	$79,677	$58,198		$6,768
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.39%	.42%	.48%	.49%		.49	%^
Expenses, before waivers/reimbursements(f)‡	.83%	.87%	.93%	1.17%		6.39	%^
Net investment income(c)	2.00%	2.20%	1.77%	1.72%		1.16	%^
Portfolio turnover rate	54%	71%	38%	74%		17%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.49%	.53%	.65%	.62%		.63	%^

	CLASS I
	Year Ended July 31,					December 15, 2014(a) to July 31,
	2019	2018	2017	2016		2015
Net asset value, beginning of period	$12.09	$11.54	$10.32	$10.28		$10.00

Income From Investment Operations
Net investment income(b)(c)	.26	.12	.23	.20		.17
Net realized and unrealized gain (loss) on investment transactions	(.07 )*	.95	1.25	.00	(d)	.48
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00	(d)	.00	(d)

Net increase in net asset value from operations	.19	1.07	1.48	.20		.65

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.15)	(.18)	(.16)		(.37)
Distributions from net realized gain on investment transactions	(.70)	(.37)	(.08)	(.00	)(d)	– 0 –

Total dividends and distributions	(.96)	(.52)	(.26)	(.16)		(.37)

Net asset value, end of period	$11.32	$12.09	$11.54	$10.32		$10.28

Total Return
Total investment return based on net asset value(e)	2.67%	9.33%	14.64%	2.01%		6.56%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,365	$290	$4,280	$3,084		$1,001
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.13%	.21%	.23%	.24%		.24	%^
Expenses, before waivers/reimbursements(f)‡	.51%	.47%	.62%	.91%		22.51	%^
Net investment income(c)	2.37%	.99%	2.14%	2.10%		2.65	%^
Portfolio turnover rate	54%	71%	38%	74%		17%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.49%	.53%	.65%	.62%		.63	%^

See footnotes on page 139.

	CLASS Z
	Year Ended July 31,					December 15, 2014(a) to July 31,
	2019	2018	2017	2016		2015
Net asset value, beginning of period	$11.94	$11.53	$10.32	$10.28		$10.00

Income From Investment Operations
Net investment income(b)(c)	.13	.27	.22	.17		.17
Net realized and unrealized gain on investment transactions	.05	.80	1.26	.03		.48
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00	(d)	.00	(d)

Net increase in net asset value from operations	.18	1.07	1.48	.20		.65

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.29)	(.19)	(.16)		(.37)
Distributions from net realized gain on investment transactions	(.70)	(.37)	(.08)	(.00	)(d)	– 0 –

Total dividends and distributions	(.96)	(.66)	(.27)	(.16)		(.37)

Net asset value, end of period	$11.16	$11.94	$11.53	$10.32		$10.28

Total Return
Total investment return based on net asset value(e)	2.67%	9.37%	14.62%	2.00%		6.56%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,646	$36	$24	$11		$12
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.13%	.17%	.23%	.24%		.24	%^
Expenses, before waivers/reimbursements(f)‡	.45%	.45%	.52%	1.16%		22.53	%^
Net investment income(c)	1.19%	2.28%	2.06%	1.77%		2.64	%^
Portfolio turnover rate	54%	71%	38%	74%		17%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.49%	.53%	.65%	.62%		.63	%^

See footnotes on page 139.

AB Multi-Manager Select 2040 Fund

	CLASS A
	Year Ended July 31,					December 15, 2014(a) to July 31,
	2019	2018	2017	2016		2015
Net asset value, beginning of period	$12.34	$11.80	$10.40	$10.42		$10.00

Income From Investment Operations
Net investment income(b)(c)	.20	.23	.13	.14		.11
Net realized and unrealized gain (loss) on investment transactions	(.09 )*	.91	1.43	(.01	)*	.58
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00	(d)	.00	(d)

Net increase in net asset value from operations	.11	1.14	1.56	.13		.69

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.20)	(.08)	(.15)		(.27)
Distributions from net realized gain on investment transactions	(.93)	(.40)	(.08)	(.00	)(d)	– 0 –

Total dividends and distributions	(1.13)	(.60)	(.16)	(.15)		(.27)

Net asset value, end of period	$11.32	$12.34	$11.80	$10.40		$10.42

Total Return
Total investment return based on net asset value(e)	2.23%	9.81%	15.22%	1.28%		6.92%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,054	$4,072	$4,051	$6,816		$77
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.40%	.45%	.52%	.52%		.53	%^
Expenses, before waivers/reimbursements(f)‡	.91%	.97%	1.03%	1.18%		23.89	%^
Net investment income(c)	1.80%	1.89%	1.17%	1.45%		1.69	%^
Portfolio turnover rate	49%	85%	46%	69%		16%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.47%	.53%	.66%	.63%		.64	%^

	CLASS C
	Year Ended July 31,					December 15, 2014(a) to July 31,
	2019	2018	2017	2016		2015
Net asset value, beginning of period	$12.21	$11.65	$10.33	$10.39		$10.00

Income From Investment Operations
Net investment income(b)(c)	.10	.14	.10	.03		.09
Net realized and unrealized gain (loss) on investment transactions	(.08 )*	.90	1.37	.01		.56
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00	(d)	.00	(d)

Net increase in net asset value from operations	.02	1.04	1.47	.04		.65

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.08)	(.07)	(.10)		(.26)
Distributions from net realized gain on investment transactions	(.93)	(.40)	(.08)	(.00	)(d)	– 0 –

Total dividends and distributions	(1.08)	(.48)	(.15)	(.10)		(.26)

Net asset value, end of period	$11.15	$12.21	$11.65	$10.33		$10.39

Total Return
Total investment return based on net asset value(e)	1.46%	8.98%	14.43%	.44%		6.57%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$948	$584	$398	$844		$26
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	1.14%	1.19%	1.27%	1.27%		1.28	%^
Expenses, before waivers/reimbursements(f)‡	1.67%	1.73%	1.81%	2.03%		30.19	%^
Net investment income(c)	.90%	1.19%	.95%	.35%		1.35	%^
Portfolio turnover rate	49%	85%	46%	69%		16%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.47%	.53%	.66%	.63%		.64	%^

See footnotes on page 139.

	ADVISOR CLASS
	Year Ended July 31,					December 15, 2014(a) to July 31,
	2019	2018	2017	2016		2015
Net asset value, beginning of period	$12.40	$11.85	$10.49	$10.45		$10.00

Income From Investment Operations
Net investment income(b)(c)	.24	.25	.20	.16		.15
Net realized and unrealized gain (loss) on investment transactions	(.11 )*	.93	1.40	(.02	)*	.57
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00	(d)	.00	(d)

Net increase in net asset value from operations	.13	1.18	1.60	.14		.72

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.23)	(.16)	(.10)		(.27)
Distributions from net realized gain on investment transactions	(.93)	(.40)	(.08)	(.00	)(d)	– 0 –

Total dividends and distributions	(1.17)	(.63)	(.24)	(.10)		(.27)

Net asset value, end of period	$11.36	$12.40	$11.85	$10.49		$10.45

Total Return
Total investment return based on net asset value(e)	2.43%	10.10%	15.54%	1.40%		7.24%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,291	$541	$459	$268		$15
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.14%	.19%	.27%	.27%		.28	%^
Expenses, before waivers/reimbursements(f)‡	.67%	.72%	.81%	.89%		29.08	%^
Net investment income(c)	2.14%	2.08%	1.80%	1.58%		2.33	%^
Portfolio turnover rate	49%	85%	46%	69%		16%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.47%	.53%	.66%	.63%		.64	%^

	CLASS R
	Year Ended July 31,					December 15, 2014(a) to July 31,
	2019	2018	2017	2016		2015
Net asset value, beginning of period	$12.02	$11.49	$10.18	$10.24		$10.00

Income From Investment Operations
Net investment income(b)(c)	.19	.22	.14	.13		.11
Net realized and unrealized gain (loss) on investment transactions	(.11 )*	.87	1.36	(.04	)*	.57
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00	(d)	.00	(d)

Net increase in net asset value from operations	.08	1.09	1.50	.09		.68

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.16)	(.11)	(.15)		(.44)
Distributions from net realized gain on investment transactions	(.93)	(.40)	(.08)	(.00	)(d)	– 0 –

Total dividends and distributions	(1.13)	(.56)	(.19)	(.15)		(.44)

Net asset value, end of period	$10.97	$12.02	$11.49	$10.18		$10.24

Total Return
Total investment return based on net asset value(e)	2.02%	9.62%	14.92%	.92%		6.91%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,759	$1,314	$1,508	$1,224		$36
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.64%	.70%	.77%	.77%		.78	%^
Expenses, before waivers/reimbursements(f)‡	1.27%	1.32%	1.28%	1.45%		14.63	%^
Net investment income(c)	1.77%	1.85%	1.29%	1.33%		1.71	%^
Portfolio turnover rate	49%	85%	46%	69%		16%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.47%	.53%	.66%	.63%		.64	%^

See footnotes on page 139.

	CLASS K
	Year Ended July 31,					December 15, 2014(a) to July 31,
	2019	2018	2017	2016		2015
Net asset value, beginning of period	$12.06	$11.55	$10.22	$10.25		$10.00

Income From Investment Operations
Net investment income(b)(c)	.20	.22	.17	.13		.06
Net realized and unrealized gain (loss) on investment transactions	(.10 )*	.90	1.37	(.01	)*	.63
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00	(d)	.00	(d)

Net increase in net asset value from operations	.10	1.12	1.54	.12		.69

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.21)	(.13)	(.15)		(.44)
Distributions from net realized gain on investment transactions	(.93)	(.40)	(.08)	(.00	)(d)	– 0 –

Total dividends and distributions	(1.12)	(.61)	(.21)	(.15)		(.44)

Net asset value, end of period	$11.04	$12.06	$11.55	$10.22		$10.25

Total Return
Total investment return based on net asset value(e)	2.21%	9.77%	15.30%	1.23%		7.03%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$69,247	$66,476	$53,902	$46,834		$8,623
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.40%	.44%	.52%	.52%		.53	%^
Expenses, before waivers/reimbursements(f)‡	.96%	1.03%	1.06%	1.30%		5.69	%^
Net investment income(c)	1.81%	1.88%	1.56%	1.38%		1.03	%^
Portfolio turnover rate	49%	85%	46%	69%		16%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.47%	.53%	.66%	.63%		.64	%^

	CLASS I
	Year Ended July 31,					December 15, 2014(a) to July 31,
	2019	2018	2017	2016		2015
Net asset value, beginning of period	$12.15	$11.57	$10.25	$10.27		$10.00

Income From Investment Operations
Net investment income(b)(c)	.24	.12	.19	.19		.15
Net realized and unrealized gain (loss) on investment transactions	(.12 )*	1.03	1.37	(.05	)*	.56
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00	(d)	.00	(d)

Net increase in net asset value from operations	.12	1.15	1.56	.14		.71

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.17)	(.16)	(.16)		(.44)
Distributions from net realized gain on investment transactions	(.93)	(.40)	(.08)	(.00	)(d)	– 0 –

Total dividends and distributions	(1.16)	(.57)	(.24)	(.16)		(.44)

Net asset value, end of period	$11.11	$12.15	$11.57	$10.25		$10.27

Total Return
Total investment return based on net asset value(e)	2.47%	10.08%	15.52%	1.40%		7.25%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$686	$369	$3,644	$2,140		$1,008
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.14%	.23%	.27%	.27%		.28	%^
Expenses, before waivers/reimbursements(f)‡	.64%	.63%	.73%	1.11%		18.71	%^
Net investment income(c)	2.22%	.98%	1.75%	2.00%		2.44	%^
Portfolio turnover rate	49%	85%	46%	69%		16%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.47%	.53%	.66%	.63%		.64	%^

See footnotes on page 139.

	CLASS Z
	Year Ended July 31,					December 15, 2014(a) to July 31,
	2019	2018	2017	2016		2015
Net asset value, beginning of period	$12.08	$11.57	$10.25	$10.27		$10.00

Income From Investment Operations
Net investment income(b)(c)	.20	.25	.19	.14		.04
Net realized and unrealized gain (loss) on investment transactions	(.08 )*	.91	1.38	.00	(d)	.67
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00	(d)	.00	(d)

Net increase in net asset value from operations	.12	1.16	1.57	.14		.71

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.25)	(.17)	(.16)		(.44)
Distributions from net realized gain on investment transactions	(.93)	(.40)	(.08)	(.00	)(d)	– 0 –

Total dividends and distributions	(1.17)	(.65)	(.25)	(.16)		(.44)

Net asset value, end of period	$11.03	$12.08	$11.57	$10.25		$10.27

Total Return
Total investment return based on net asset value(e)	2.45%	10.14%	15.59%	1.38%		7.25%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,967	$681	$600	$519		$522
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.14%	.19%	.27%	.27%		.28	%^
Expenses, before waivers/reimbursements(f)‡	.55%	.60%	.64%	1.29%		16.54	%^
Net investment income(c)	1.87%	2.10%	1.79%	1.46%		.68	%^
Portfolio turnover rate	49%	85%	46%	69%		16%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.47%	.53%	.66%	.63%		.64	%^

See footnotes on page 139.

AB Multi-Manager Select 2045 Fund

	CLASS A
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.56	$11.92	$10.43	$10.51	$10.00

Income From Investment Operations
Net investment income(b)(c)	.20	.21	.13	.15	.12
Net realized and unrealized gain (loss) on investment transactions	(.10 )*	1.00	1.49	(.08 )*	.60
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00 (d)	.00	(d)

Net increase in net asset value from operations	.10	1.21	1.62	.07	.72

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.18)	(.07)	(.14)	(.21)
Distributions from net realized gain on investment transactions	(.90)	(.39)	(.06)	(.01)	– 0 –

Total dividends and distributions	(1.10)	(.57)	(.13)	(.15)	(.21)

Net asset value, end of period	$11.56	$12.56	$11.92	$10.43	$10.51

Total Return
Total investment return based on net asset value(e)	2.18%	10.29%	15.71%	.76%	7.21%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,305	$3,253	$3,016	$5,107	$111
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.40%	.44%	.50%	.52%	.54	%^
Expenses, before waivers/reimbursements(f)‡	.99%	1.10%	1.26%	1.50%	28.43	%^
Net investment income(c)	1.77%	1.73%	1.19%	1.48%	1.96	%^
Portfolio turnover rate	48%	77%	39%	67%	14%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.46%	.52%	.66%	.65%	.63	%^

	CLASS C
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.49	$11.87	$10.43	$10.47	$10.00

Income From Investment Operations
Net investment income(b)(c)	.12	.12	.09	.04	.01
Net realized and unrealized gain (loss) on investment transactions	(.08 )*	.98	1.45	(.05 )*	.66
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00 (d)	.00	(d)

Net increase (decrease) in net asset value from operations	.04	1.10	1.54	(.01)	.67

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.09)	(.04)	(.02)	(.20)
Distributions from net realized gain on investment transactions	(.90)	(.39)	(.06)	(.01)	– 0 –

Total dividends and distributions	(1.02)	(.48)	(.10)	(.03)	(.20)

Net asset value, end of period	$11.51	$12.49	$11.87	$10.43	$10.47

Total Return
Total investment return based on net asset value(e)	1.48%	9.35%	14.91%	(.05)%	6.76%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$222	$268	$275	$289	$84
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	1.15%	1.19%	1.25%	1.27%	1.29	%^
Expenses, before waivers/reimbursements(f)‡	1.76%	1.86%	2.04%	2.74%	27.00	%^
Net investment income(c)	1.06%	1.00%	.81%	.45%	.14	%^
Portfolio turnover rate	48%	77%	39%	67%	14%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.46%	.52%	.66%	.65%	.63	%^

See footnotes on page 139.

	ADVISOR CLASS
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.66	$12.01	$10.54	$10.53	$10.00

Income From Investment Operations
Net investment income(b)(c)	.23	.24	.18	.18	.15
Net realized and unrealized gain (loss) on investment transactions	(.10 )*	1.01	1.49	(.09 )*	.59
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00 (d)	.00	(d)

Net increase in net asset value from operations	.13	1.25	1.67	.09	.74

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.21)	(.14)	(.07)	(.21)
Distributions from net realized gain on investment transactions	(.90)	(.39)	(.06)	(.01)	– 0 –

Total dividends and distributions	(1.15)	(.60)	(.20)	(.08)	(.21)

Net asset value, end of period	$11.64	$12.66	$12.01	$10.54	$10.53

Total Return
Total investment return based on net asset value(e)	2.46%	10.57%	16.09%	.86%	7.43%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,614	$51	$32	$53	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.15%	.19%	.25%	.27%	.29	%^
Expenses, before waivers/reimbursements(f)‡	.77%	.85%	1.02%	1.39%	29.40	%^
Net investment income(c)	2.03%	1.94%	1.63%	1.81%	2.35	%^
Portfolio turnover rate	48%	77%	39%	67%	14%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.46%	.52%	.66%	.65%	.63	%^

	CLASS R
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.17	$11.59	$10.20	$10.32	$10.00

Income From Investment Operations
Net investment income(b)(c)	.19	.22	.14	.13	.10
Net realized and unrealized gain (loss) on investment transactions	(.11 )*	.93	1.41	(.09 )*	.60
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00 (d)	.00	(d)

Net increase in net asset value from operations	.08	1.15	1.55	.04	.70

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.18)	(.10)	(.15)	(.38)
Distributions from net realized gain on investment transactions	(.90)	(.39)	(.06)	(.01)	– 0 –

Total dividends and distributions	(1.06)	(.57)	(.16)	(.16)	(.38)

Net asset value, end of period	$11.19	$12.17	$11.59	$10.20	$10.32

Total Return
Total investment return based on net asset value(e)	1.95%	10.00%	15.44%	.41%	7.10%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$700	$351	$2,174	$1,836	$63
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.65%	.70%	.75%	.77%	.79	%^
Expenses, before waivers/reimbursements(f)‡	1.34%	1.37%	1.33%	1.60%	15.63	%^
Net investment income(c)	1.74%	1.79%	1.28%	1.33%	1.53	%^
Portfolio turnover rate	48%	77%	39%	67%	14%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.46%	.52%	.66%	.65%	.63	%^

See footnotes on page 139.

	CLASS K
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.24	$11.65	$10.24	$10.34	$10.00

Income From Investment Operations
Net investment income(b)(c)	.19	.21	.16	.13	.06
Net realized and unrealized gain (loss) on investment transactions	(.09 )*	.97	1.44	(.07 )*	.66
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00 (d)	.00	(d)

Net increase in net asset value from operations	.10	1.18	1.60	.06	.72

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.20)	(.13)	(.15)	(.38)
Distributions from net realized gain on investment transactions	(.90)	(.39)	(.06)	(.01)	– 0 –

Total dividends and distributions	(1.11)	(.59)	(.19)	(.16)	(.38)

Net asset value, end of period	$11.23	$12.24	$11.65	$10.24	$10.34

Total Return
Total investment return based on net asset value(e)	2.16%	10.24%	15.88%	.62%	7.32%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$63,637	$60,923	$44,736	$34,012	$6,077
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.40%	.44%	.50%	.52%	.54	%^
Expenses, before waivers/reimbursements(f)‡	1.01%	1.09%	1.16%	1.57%	7.63	%^
Net investment income(c)	1.69%	1.76%	1.47%	1.32%	.93	%^
Portfolio turnover rate	48%	77%	39%	67%	14%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.46%	.52%	.66%	.65%	.63	%^

	CLASS I
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.36	$11.67	$10.27	$10.34	$10.00

Income From Investment Operations
Net investment income(b)(c)	.23	.10	.18	.17	.15
Net realized and unrealized gain (loss) on investment transactions	(.11 )*	1.12	1.44	(.08 )*	.57
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00 (d)	.00	(d)

Net increase in net asset value from operations	.12	1.22	1.62	.09	.72

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.14)	(.16)	(.15)	(.38)
Distributions from net realized gain on investment transactions	(.90)	(.39)	(.06)	(.01)	– 0 –

Total dividends and distributions	(1.15)	(.53)	(.22)	(.16)	(.38)

Net asset value, end of period	$11.33	$12.36	$11.67	$10.27	$10.34

Total Return
Total investment return based on net asset value(e)	2.38%	10.55%	16.08%	.97%	7.34%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$505	$317	$3,830	$2,319	$1,009
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.15%	.22%	.25%	.27%	.29	%^
Expenses, before waivers/reimbursements(f)‡	.69%	.68%	.84%	1.41%	23.10	%^
Net investment income(c)	2.02%	.76%	1.66%	1.79%	2.36	%^
Portfolio turnover rate	48%	77%	39%	67%	14%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.46%	.52%	.66%	.65%	.63	%^

See footnotes on page 139.

	CLASS Z
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.25	$11.66	$10.27	$10.34	$10.00

Income From Investment Operations
Net investment income(b)(c)	.18	.24	.19	.14	.06
Net realized and unrealized gain (loss) on investment transactions	(.06 )*	.98	1.43	(.05 )*	.66
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	.00 (d)	.00	(d)

Net increase in net asset value from operations	.12	1.22	1.62	.09	.72

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.24)	(.17)	(.15)	(.38)
Distributions from net realized gain on investment transactions	(.90)	(.39)	(.06)	(.01)	– 0 –

Total dividends and distributions	(1.16)	(.63)	(.23)	(.16)	(.38)

Net asset value, end of period	$11.21	$12.25	$11.66	$10.27	$10.34

Total Return
Total investment return based on net asset value(e)	2.40%	10.60%	16.05%	.96%	7.34%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,793	$440	$369	$316	$346
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.15%	.19%	.25%	.27%	.29	%^
Expenses, before waivers/reimbursements(f)‡	.61%	.66%	.76%	1.78%	16.19	%^
Net investment income(c)	1.59%	1.99%	1.74%	1.41%	.96	%^
Portfolio turnover rate	48%	77%	39%	67%	14%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.46%	.52%	.66%	.65%	.63	%^

See footnotes on page 139.

AB Multi-Manager Select 2050 Fund

	CLASS A
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.80	$12.13	$10.49	$10.49	$10.00

Income From Investment Operations
Net investment income(b)(c)	.20	.21	.14	.11	.09
Net realized and unrealized gain (loss) on investment transactions	(.07 )*	1.02	1.55	(.03 )*	.61

Net increase in net asset value from operations	.13	1.23	1.69	.08	.70

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.08)	– 0 –	(.07)	(.21)
Distributions from net realized gain on investment transactions	(.72)	(.48)	(.05)	(.01)	– 0 –

Total dividends and distributions	(.88)	(.56)	(.05)	(.08)	(.21)

Net asset value, end of period	$12.05	$12.80	$12.13	$10.49	$10.49

Total Return
Total investment return based on net asset value(e)	2.07%	10.25%	16.19%	.80%	7.06%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,386	$1,145	$1,035	$1,206	$66
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.40%	.44%	.51%	.52%	.53	%^
Expenses, before waivers/reimbursements(f)‡	1.58%	2.39%	3.04%	4.64%	36.42	%^
Net investment income(c)	1.68%	1.65%	1.26%	1.13%	1.37	%^
Portfolio turnover rate	46%	79%	46%	69%	16%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.46%	.52%	.68%	.65%	.63	%^

	CLASS C
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.61	$11.98	$10.44	$10.44	$10.00

Income From Investment Operations
Net investment income(b)(c)	.11	.12	.07	.03	.09
Net realized and unrealized gain (loss) on investment transactions	(.05 )*	.99	1.52	(.02 )*	.56

Net increase in net asset value from operations	.06	1.11	1.59	.01	.65

Less: Dividends and Distributions
Dividends from net investment income	(.06)	– 0 –	– 0 –	– 0 –	(.21)
Distributions from net realized gain on investment transactions	(.72)	(.48)	(.05)	(.01)	– 0 –

Total dividends and distributions	(.78)	(.48)	(.05)	(.01)	(.21)

Net asset value, end of period	$11.89	$12.61	$11.98	$10.44	$10.44

Total Return
Total investment return based on net asset value(e)	1.36%	9.38%	15.30%	.07%	6.51%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$86	$73	$81	$50	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	1.15%	1.20%	1.25%	1.27%	1.28	%^
Expenses, before waivers/reimbursements(f)‡	2.38%	3.20%	3.89%	5.86%	41.11	%^
Net investment income(c)	.91%	.97%	.66%	.27%	1.39	%^
Portfolio turnover rate	46%	79%	46%	69%	16%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.46%	.52%	.68%	.65%	.63	%^

See footnotes on page 139.

	ADVISOR CLASS
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.86	$12.21	$10.60	$10.50	$10.00

Income From Investment Operations
Net investment income(b)(c)	.23	.23	.18	.14	.15
Net realized and unrealized gain (loss) on investment transactions	(.07 )*	1.04	1.55	(.03 )*	.56

Net increase in net asset value from operations	.16	1.27	1.73	.11	.71

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.14)	(.07)	– 0 –	(.21)
Distributions from net realized gain on investment transactions	(.72)	(.48)	(.05)	(.01)	– 0 –

Total dividends and distributions	(.95)	(.62)	(.12)	(.01)	(.21)

Net asset value, end of period	$12.07	$12.86	$12.21	$10.60	$10.50

Total Return
Total investment return based on net asset value(e)	2.36%	10.50%	16.51%	1.02%	7.18%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,188	$257	$118	$66	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.15%	.19%	.25%	.27%	.28	%^
Expenses, before waivers/reimbursements(f)‡	1.33%	2.12%	2.80%	4.28%	40.13	%^
Net investment income(c)	1.97%	1.84%	1.58%	1.44%	2.38	%^
Portfolio turnover rate	46%	79%	46%	69%	16%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.46%	.52%	.68%	.65%	.63	%^

	CLASS R
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.13	$11.64	$10.21	$10.29	$10.00

Income From Investment Operations
Net investment income(b)(c)	.18	.18	.13	.06	.13
Net realized and unrealized gain (loss) on investment transactions	(.09 )*	.97	1.47	.00 (d)	.55

Net increase in net asset value from operations	.09	1.15	1.60	.06	.68

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.18)	(.12)	(.13)	(.39)
Distributions from net realized gain on investment transactions	(.72)	(.48)	(.05)	(.01)	– 0 –

Total dividends and distributions	(.91)	(.66)	(.17)	(.14)	(.39)

Net asset value, end of period	$11.31	$12.13	$11.64	$10.21	$10.29

Total Return
Total investment return based on net asset value(e)	1.86%	9.99%	15.84%	.60%	6.85%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,105	$555	$570	$406	$22
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.65%	.70%	.75%	.77%	.78	%^
Expenses, before waivers/reimbursements(f)‡	1.80%	2.07%	2.26%	2.75%	25.29	%^
Net investment income(c)	1.59%	1.52%	1.22%	.57%	2.03	%^
Portfolio turnover rate	46%	79%	46%	69%	16%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.46%	.52%	.68%	.65%	.63	%^

See footnotes on page 139.

	CLASS K
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.17	$11.68	$10.23	$10.30	$10.00

Income From Investment Operations
Net investment income(b)(c)	.19	.21	.16	.12	.07
Net realized and unrealized gain (loss) on investment transactions	(.08 )*	.97	1.47	(.04 )*	.62

Net increase in net asset value from operations	.11	1.18	1.63	.08	.69

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.21)	(.13)	(.14)	(.39)
Distributions from net realized gain on investment transactions	(.72)	(.48)	(.05)	(.01)	– 0 –

Total dividends and distributions	(.91)	(.69)	(.18)	(.15)	(.39)

Net asset value, end of period	$11.37	$12.17	$11.68	$10.23	$10.30

Total Return
Total investment return based on net asset value(e)	2.06%	10.27%	16.15%	.80%	6.97%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,497	$25,090	$17,652	$14,486	$1,613
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.40%	.44%	.50%	.52%	.53	%^
Expenses, before waivers/reimbursements(f)‡	1.49%	1.76%	1.99%	2.99%	16.29	%^
Net investment income(c)	1.66%	1.75%	1.50%	1.28%	1.09	%^
Portfolio turnover rate	46%	79%	46%	69%	16%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.46%	.52%	.68%	.65%	.63	%^

	CLASS I
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.46	$11.73	$10.27	$10.32	$10.00

Income From Investment Operations
Net investment income(b)(c)	.23	.00 (d)	.18	.17	.15
Net realized and unrealized gain (loss) on investment transactions	(.08 )*	1.21	1.49	(.07 )*	.56

Net increase in net asset value from operations	.15	1.21	1.67	.10	.71

Less: Dividends and Distributions
Dividends from net investment income	(.24)	– 0 –	(.16)	(.14)	(.39)
Distributions from net realized gain on investment transactions	(.72)	(.48)	(.05)	(.01)	– 0 –

Total dividends and distributions	(.96)	(.48)	(.21)	(.15)	(.39)

Net asset value, end of period	$11.65	$12.46	$11.73	$10.27	$10.32

Total Return
Total investment return based on net asset value(e)	2.36%	10.46%	16.51%	1.05%	7.19%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$409	$38	$2,389	$1,421	$1,007
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.15%	.22%	.25%	.27%	.28	%^
Expenses, before waivers/reimbursements(f)‡	1.18%	1.19%	1.66%	3.58%	27.24	%^
Net investment income(c)	2.03%	.03%	1.64%	1.76%	2.39	%^
Portfolio turnover rate	46%	79%	46%	69%	16%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.46%	.52%	.68%	.65%	.63	%^

See footnotes on page 139.

	CLASS Z
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.20	$11.72	$10.27	$10.32	$10.00

Income From Investment Operations
Net investment income(b)(c)	.13	.21	.19	.13	.15
Net realized and unrealized gain (loss) on investment transactions	.01	1.01	1.47	(.03 )*	.56

Net increase in net asset value from operations	.14	1.22	1.66	.10	.71

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.26)	(.16)	(.14)	(.39)
Distributions from net realized gain on investment transactions	(.72)	(.48)	(.05)	(.01)	– 0 –

Total dividends and distributions	(.96)	(.74)	(.21)	(.15)	(.39)

Net asset value, end of period	$11.38	$12.20	$11.72	$10.27	$10.32

Total Return
Total investment return based on net asset value(e)	2.36%	10.53%	16.47%	1.04%	7.19%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$964	$52	$12	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.14%	.18%	.25%	.27%	.28	%^
Expenses, before waivers/reimbursements(f)‡	1.10%	1.34%	1.58%	4.05%	27.28	%^
Net investment income(c)	1.20%	1.72%	1.74%	1.36%	2.38	%^
Portfolio turnover rate	46%	79%	46%	69%	16%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.46%	.52%	.68%	.65%	.63	%^

See footnotes on page 139.

AB Multi-Manager Select 2055 Fund

	CLASS A
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.71	$11.99	$10.39	$10.48	$10.00

Income From Investment Operations
Net investment income(b)(c)	.20	.21	.14	.12	.11
Net realized and unrealized gain (loss) on investment transactions	(.09 )*	1.02	1.52	(.09 )*	.58
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	– 0 –	.00	(d)

Net increase in net asset value from operations	.11	1.23	1.66	.03	.69

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.14)	– 0 –	(.11)	(.21)
Distributions from net realized gain on investment transactions	(.76)	(.37)	(.06)	(.01)	– 0 –

Total dividends and distributions	(.94)	(.51)	(.06)	(.12)	(.21)

Net asset value, end of period	$11.88	$12.71	$11.99	$10.39	$10.48

Total Return
Total investment return based on net asset value(e)	2.00%	10.37%	16.08%	.35%	6.96%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,585	$1,435	$1,094	$931	$25
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.40%	.45%	.51%	.52%	.53	%^
Expenses, before waivers/reimbursements(f)‡	1.48%	1.82%	2.73%	4.64%	22.61	%^
Net investment income(c)	1.72%	1.72%	1.24%	1.19%	1.73	%^
Portfolio turnover rate	47%	73%	40%	71%	16%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.46%	.52%	.68%	.64%	.61	%^

	CLASS C
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.55	$11.80	$10.30	$10.44	$10.00

Income From Investment Operations
Net investment income(b)(c)	.11	.09	.05	.08	.09
Net realized and unrealized gain (loss) on investment transactions	(.07 )*	1.03	1.51	(.13 )*	.56
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	– 0 –	.00	(d)

Net increase (decrease) in net asset value from operations	.04	1.12	1.56	(.05)	.65

Less: Dividends and Distributions
Dividends from net investment income	(.09)	– 0 –	– 0 –	(.08)	(.21)
Distributions from net realized gain on investment transactions	(.76)	(.37)	(.06)	(.01)	– 0 –

Total dividends and distributions	(.85)	(.37)	(.06)	(.09)	(.21)

Net asset value, end of period	$11.74	$12.55	$11.80	$10.30	$10.44

Total Return
Total investment return based on net asset value(e)	1.31%	9.54%	15.25%	(.45)%	6.51%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$104	$103	$192	$71	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	1.15%	1.21%	1.26%	1.27%	1.28	%^
Expenses, before waivers/reimbursements(f)‡	2.27%	2.65%	3.52%	6.16%	24.47	%^
Net investment income(c)	.95%	.74%	.48%	.81%	1.39	%^
Portfolio turnover rate	47%	73%	40%	71%	16%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.46%	.52%	.68%	.64%	.61	%^

See footnotes on page 139.

	ADVISOR CLASS
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.88	$12.12	$10.51	$10.50	$10.00

Income From Investment Operations
Net investment income(b)(c)	.22	.25	.19	.14	.04
Net realized and unrealized gain (loss) on investment transactions	(.08 )*	1.03	1.52	(.09 )*	.67
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	– 0 –	.00	(d)

Net increase in net asset value from operations	.14	1.28	1.71	.05	.71

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.15)	(.04)	(.03)	(.21)
Distributions from net realized gain on investment transactions	(.76)	(.37)	(.06)	(.01)	– 0 –

Total dividends and distributions	(.98)	(.52)	(.10)	(.04)	(.21)

Net asset value, end of period	$12.04	$12.88	$12.12	$10.51	$10.50

Total Return
Total investment return based on net asset value(e)	2.27%	10.66%	16.40%	.52%	7.18%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,318	$612	$547	$466	$347
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.15%	.20%	.26%	.27%	.28	%^
Expenses, before waivers/reimbursements(f)‡	1.24%	1.57%	2.51%	5.66%	22.48	%^
Net investment income(c)	1.90%	1.97%	1.72%	1.37%	.69	%^
Portfolio turnover rate	47%	73%	40%	71%	16%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.46%	.52%	.68%	.64%	.61	%^

	CLASS R
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.18	$11.58	$10.17	$10.29	$10.00

Income From Investment Operations
Net investment income(b)(c)	.17	.21	.07	.07	.12
Net realized and unrealized gain (loss) on investment transactions	(.10 )*	.94	1.52	(.07 )*	.56
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	– 0 –	.00	(d)

Net increase in net asset value from operations	.07	1.15	1.59	.00	.68

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.18)	(.12)	(.11)	(.39)
Distributions from net realized gain on investment transactions	(.76)	(.37)	(.06)	(.01)	– 0–

Total dividends and distributions	(.95)	(.55)	(.18)	(.12)	(.39)

Net asset value, end of period	$11.30	$12.18	$11.58	$10.17	$10.29

Total Return
Total investment return based on net asset value(e)	1.73%	10.09%	15.82%	.09%	6.85%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$656	$295	$323	$66	$15
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.65%	.70%	.76%	.77%	.78	%^
Expenses, before waivers/reimbursements(f)‡	1.67%	1.86%	2.12%	3.68%	22.02	%^
Net investment income(c)	1.53%	1.74%	.68%	.69%	1.86	%^
Portfolio turnover rate	47%	73%	40%	71%	16%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.46%	.52%	.68%	.64%	.61	%^

See footnotes on page 139.

	CLASS K
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.22	$11.60	$10.18	$10.29	$10.00

Income From Investment Operations
Net investment income(b)(c)	.19	.21	.15	.12	.07
Net realized and unrealized gain (loss) on investment transactions	(.09 )*	.98	1.46	(.08 )*	.61
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	– 0 –	.00	(d)

Net increase in net asset value from operations	.10	1.19	1.61	.04	.68

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.20)	(.13)	(.14)	(.39)
Distributions from net realized gain on investment transactions	(.76)	(.37)	(.06)	(.01)	– 0 –

Total dividends and distributions	(.95)	(.57)	(.19)	(.15)	(.39)

Net asset value, end of period	$11.37	$12.22	$11.60	$10.18	$10.29

Total Return
Total investment return based on net asset value(e)	2.03%	10.36%	16.06%	.42%	6.86%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$34,889	$30,434	$21,441	$14,694	$1,300
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.40%	.45%	.51%	.52%	.53	%^
Expenses, before waivers/reimbursements(f)‡	1.38%	1.57%	1.93%	3.08%	16.63	%^
Net investment income(c)	1.67%	1.73%	1.44%	1.20%	1.14	%^
Portfolio turnover rate	47%	73%	40%	71%	16%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.46%	.52%	.68%	.64%	.61	%^

	CLASS I
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.39	$11.65	$10.22	$10.32	$10.00

Income From Investment Operations
Net investment income(b)(c)	.22	.06	.18	.17	.15
Net realized and unrealized gain (loss) on investment transactions	(.09 )*	1.16	1.47	(.12 )*	.56
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	– 0 –	.00	(d)

Net increase in net asset value from operations	.13	1.22	1.65	.05	.71

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.11)	(.16)	(.14)	(.39)
Distributions from net realized gain on investment transactions	(.76)	(.37)	(.06)	(.01)	– 0 –

Total dividends and distributions	(.99)	(.48)	(.22)	(.15)	(.39)

Net asset value, end of period	$11.53	$12.39	$11.65	$10.22	$10.32

Total Return
Total investment return based on net asset value(e)	2.31%	10.54%	16.43%	.57%	7.19%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$287	$87	$1,801	$878	$1,007
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.15%	.24%	.26%	.27%	.28	%^
Expenses, before waivers/reimbursements(f)‡	1.07%	1.12%	1.61%	4.58%	21.99	%^
Net investment income(c)	1.95%	.49%	1.63%	1.80%	2.39	%^
Portfolio turnover rate	47%	73%	40%	71%	16%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.46%	.52%	.68%	.64%	.61	%^

See footnotes on page 139.

	CLASS Z
	Year Ended July 31,				December 15, 2014(a) to July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.25	$11.64	$10.22	$10.32	$10.00

Income From Investment Operations
Net investment income(b)(c)	.19	.22	.18	.13	.15
Net realized and unrealized gain (loss) on investment transactions	(.06 )*	1.00	1.46	(.08 )*	.56
Contributions from Affiliates	– 0 –	– 0 –	– 0 –	– 0 –	.00	(d)

Net increase in net asset value from operations	.13	1.22	1.64	.05	.71

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.24)	(.16)	(.14)	(.39)
Distributions from net realized gain on investment transactions	(.76)	(.37)	(.06)	(.01)	– 0 –

Total dividends and distributions	(1.00)	(.61)	(.22)	(.15)	(.39)

Net asset value, end of period	$11.38	$12.25	$11.64	$10.22	$10.32

Total Return
Total investment return based on net asset value(e)	2.32%	10.61%	16.38%	.56%	7.19%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$550	$45	$13	$13	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.15%	.18%	.26%	.27%	.28	%^
Expenses, before waivers/reimbursements(f)‡	.97%	1.15%	1.55%	4.27%	21.98	%^
Net investment income(c)	1.73%	1.82%	1.69%	1.36%	2.38	%^
Portfolio turnover rate	47%	73%	40%	71%	16%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.46%	.52%	.68%	.64%	.61	%^

See footnotes on page 139.

AB Multi-Manager Select 2060 Fund

CLASS A
February 1, 2019(a) to July 31, 2019
Net asset value, beginning of period	$10.00

Income From Investment Operations
Net investment income(b)(c)	.06
Net realized and unrealized gain on investment transactions	.67

Net increase in net asset value from operations	.73

Net asset value, end of period	$10.73

Total Return
Total investment return based on net asset value(e)	7.30%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡^	.39%
Expenses, before waivers/reimbursements(f)‡^	143.64%
Net investment income(c)^	1.16%
Portfolio turnover rate	18%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.49%^

CLASS C
February 1, 2019(a) to July 31, 2019
Net asset value, beginning of period	$10.00

Income From Investment Operations
Net investment income(b)(c)	.02
Net realized and unrealized gain on investment transactions	.67

Net increase in net asset value from operations	.69

Net asset value, end of period	$10.69

Total Return
Total investment return based on net asset value(e)	6.90%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡^	1.14%
Expenses, before waivers/reimbursements(f)‡^	148.94%
Net investment income(c)^	.37%
Portfolio turnover rate	18%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.49%^

See footnotes on page 139.

ADVISOR CLASS
February 1, 2019(a) to July 31, 2019
Net asset value, beginning of period	$10.00

Income From Investment Operations
Net investment income(b)(c)	.07
Net realized and unrealized gain on investment transactions	.67

Net increase in net asset value from operations	.74

Net asset value, end of period	$10.74

Total Return
Total investment return based on net asset value(e)	7.40%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$205
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡^	.14%
Expenses, before waivers/reimbursements(f)‡^	150.91%
Net investment income(c)^	1.35%
Portfolio turnover rate	18%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.49%^

CLASS R
February 1, 2019(a) to July 31, 2019
Net asset value, beginning of period	$10.00

Income From Investment Operations
Net investment income(b)(c)	.04
Net realized and unrealized gain on investment transactions	.67

Net increase in net asset value from operations	.71

Net asset value, end of period	$10.71

Total Return
Total investment return based on net asset value(e)	7.10%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡^	.64%
Expenses, before waivers/reimbursements(f)‡^	150.82%
Net investment income(c)^	.84%
Portfolio turnover rate	18%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.49%^

See footnotes on page 139.

CLASS K
February 1, 2019(a) to July 31, 2019
Net asset value, beginning of period	$10.00

Income From Investment Operations
Net investment income(b)(c)	.06
Net realized and unrealized gain on investment transactions	.67

Net increase in net asset value from operations	.73

Net asset value, end of period	$10.73

Total Return
Total investment return based on net asset value(e)	7.30%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡^	.39%
Expenses, before waivers/reimbursements(f)‡^	133.41%
Net investment income(c)^	1.21%
Portfolio turnover rate	18%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.49%^

CLASS I
February 1, 2019(a) to July 31, 2019
Net asset value, beginning of period	$10.00

Income From Investment Operations
Net investment income(b)(c)	.07
Net realized and unrealized gain on investment transactions	.67

Net increase in net asset value from operations	.74

Net asset value, end of period	$10.74

Total Return
Total investment return based on net asset value(e)	7.40%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡^	.14%
Expenses, before waivers/reimbursements(f)‡^	150.26%
Net investment income(c)^	1.35%
Portfolio turnover rate	18%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.49%^

See footnotes on page 139.

CLASS Z
February 1, 2019(a) to July 31, 2019
Net asset value, beginning of period	$10.00

Income From Investment Operations
Net investment income(b)(c)	.05
Net realized and unrealized gain on investment transactions	.69

Net increase in net asset value from operations	.74

Net asset value, end of period	$10.74

Total Return
Total investment return based on net asset value(e)	7.40%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$64
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡^	.14%
Expenses, before waivers/reimbursements(f)‡^	51.07%
Net investment income(c)^	1.09%
Portfolio turnover rate	18%
‡ Expense ratios exclude the estimated acquired fund fees of the Underlying Funds	.49%^

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios do not include expenses incurred by the Fund through its Underlying Funds.

*

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Funds’ change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

APPENDIX A

Hypothetical Investment and Expense Information

The following supplemental hypothetical investment information provides additional information calculated and presented in a manner different from expense information found under “Fees and Expenses of the Fund” in the Summary Information at the beginning of this Prospectus about the effect of a Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a 5% return each year including an initial sales charge of 4.25% and that any fee waiver is in effect only for the first year. The current annual expense ratio for each Fund is the same as stated under “Fees and Expenses of the Fund” and includes the expenses incurred by the Underlying Funds. Additional information concerning the fees and expenses incurred by the Fund may be found at FINRA’s Fund Analyzer web page (available at http://apps.finra.org/fundanalyzer/1/fa.aspx).Your actual expenses may be higher or lower.

AB Multi-Manager Select Retirement Allocation Fund

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$516.49	$9,962.26
2	9,962.26	498.11	10,460.37	471.76	9,988.61
3	9,988.61	499.43	10,488.04	473.01	10,015.03
4	10,015.03	500.75	10,515.78	474.26	10,041.52
5	10,041.52	502.08	10,543.60	475.52	10,068.08
6	10,068.08	503.40	10,571.48	476.77	10,094.71
7	10,094.71	504.74	10,599.45	478.04	10,121.41
8	10,121.41	506.07	10,627.48	479.30	10,148.18
9	10,148.18	507.41	10,655.59	480.57	10,175.02
10	10,175.02	508.75	10,683.78	481.84	10,201.94
Cumulative		$5,009.49		$4,807.55

AB Multi-Manager Select 2010 Fund

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$520.51	$9,958.24
2	9,958.24	497.91	10,456.15	330.41	10,125.74
3	10,125.74	506.29	10,632.02	335.97	10,296.05
4	10,296.05	514.80	10,810.85	341.62	10,469.23
5	10,469.23	523.46	10,992.69	347.37	10,645.32
6	10,645.32	532.27	11,177.59	353.21	10,824.38
7	10,824.38	541.22	11,365.60	359.15	11,006.44
8	11,006.44	550.32	11,556.77	365.19	11,191.57
9	11,191.57	559.58	11,751.15	371.34	11,379.81
10	11,379.81	568.99	11,948.81	377.58	11,571.22
Cumulative		$5,273.59		$3,702.37

AB Multi-Manager Select 2015 Fund

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$521.52	$9,957.23
2	9,957.23	497.86	10,455.10	171.46	10,283.63
3	10,283.63	514.18	10,797.81	177.08	10,620.73
4	10,620.73	531.04	11,151.77	182.89	10,968.88
5	10,968.88	548.44	11,517.32	188.88	11,328.44
6	11,328.44	566.42	11,894.86	195.08	11,699.78
7	11,699.78	584.99	12,284.77	201.47	12,083.30
8	12,083.30	604.17	12,687.47	208.07	12,479.39
9	12,479.39	623.97	13,103.36	214.90	12,888.47
10	12,888.47	644.42	13,532.89	221.94	13,310.95
Cumulative		$5,594.24		$2,283.29

AB Multi-Manager Select 2020 Fund

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$519.51	$9,959.24
2	9,959.24	497.96	10,457.21	139.08	10,318.13
3	10,318.13	515.91	10,834.03	144.09	10,689.94
4	10,689.94	534.50	11,224.44	149.29	11,075.15
5	11,075.15	553.76	11,628.91	154.66	11,474.24
6	11,474.24	573.71	12,047.96	160.24	11,887.72
7	11,887.72	594.39	12,482.11	166.01	12,316.09
8	12,316.09	615.80	12,931.90	171.99	12,759.90
9	12,759.90	638.00	13,397.90	178.19	13,219.71
10	13,219.71	660.99	13,880.69	184.61	13,696.08
Cumulative		$5,663.76		$1,967.68

AB Multi-Manager Select 2025 Fund

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$517.49	$9,961.26
2	9,961.26	498.06	10,459.32	128.65	10,330.67
3	10,330.67	516.53	10,847.20	133.42	10,713.78
4	10,713.78	535.69	11,249.47	138.37	11,111.10
5	11,111.10	555.56	11,666.66	143.50	11,523.16
6	11,523.16	576.16	12,099.32	148.82	11,950.49
7	11,950.49	597.52	12,548.02	154.34	12,393.68
8	12,393.68	619.68	13,013.36	160.06	12,853.30
9	12,853.30	642.66	13,495.96	166.00	13,329.96
10	13,329.96	666.50	13,996.46	172.16	13,824.30
Cumulative		$5,687.12		$1,862.82

AB Multi-Manager Select 2030 Fund

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$515.48	$9,963.27
2	9,963.27	498.16	10,461.43	128.68	10,332.75
3	10,332.75	516.64	10,849.39	133.45	10,715.94
4	10,715.94	535.80	11,251.74	138.40	11,113.34
5	11,113.34	555.67	11,669.01	143.53	11,525.48
6	11,525.48	576.27	12,101.76	148.85	11,952.91
7	11,952.91	597.65	12,550.55	154.37	12,396.18
8	12,396.18	619.81	13,015.99	160.10	12,855.89
9	12,855.89	642.79	13,498.69	166.03	13,332.65
10	13,332.65	666.63	13,999.29	172.19	13,827.09
Cumulative		$5,688.17		$1,861.08

AB Multi-Manager Select 2035 Fund

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$514.48	$9,964.27
2	9,964.27	498.21	10,462.49	130.78	10,331.70
3	10,331.70	516.59	10,848.29	135.60	10,712.69
4	10,712.69	535.63	11,248.32	140.60	11,107.72
5	11,107.72	555.39	11,663.10	145.79	11,517.31
6	11,517.31	575.87	12,093.18	151.16	11,942.01
7	11,942.01	597.10	12,539.11	156.74	12,382.38
8	12,382.38	619.12	13,001.49	162.52	12,838.98
9	12,838.98	641.95	13,480.92	168.51	13,312.41
10	13,312.41	665.62	13,978.03	174.73	13,803.31
Cumulative		$5,684.22		$1,880.92

AB Multi-Manager Select 2040 Fund

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$513.47	$9,965.28
2	9,965.28	498.26	10,463.54	144.40	10,319.14
3	10,319.14	515.96	10,835.10	149.52	10,685.58
4	10,685.58	534.28	11,219.86	154.83	11,065.02
5	11,065.02	553.25	11,618.27	160.33	11,457.94
6	11,457.94	572.90	12,030.84	166.03	11,864.81
7	11,864.81	593.24	12,458.05	171.92	12,286.13
8	12,286.13	614.31	12,900.44	178.03	12,722.41
9	12,722.41	636.12	13,358.53	184.35	13,174.18
10	13,174.18	658.71	13,832.89	190.89	13,642.00
Cumulative		$5,655.78		$2,013.77

AB Multi-Manager Select 2045 Fund

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$513.47	$9,965.28
2	9,965.28	498.26	10,463.54	151.72	10,311.82
3	10,311.82	515.59	10,827.41	157.00	10,670.41
4	10,670.41	533.52	11,203.93	162.46	11,041.48
5	11,041.48	552.07	11,593.55	168.11	11,425.44
6	11,425.44	571.27	11,996.72	173.95	11,822.76
7	11,822.76	591.14	12,413.90	180.00	12,233.90
8	12,233.90	611.70	12,845.60	186.26	12,659.33
9	12,659.33	632.97	13,292.30	192.74	13,099.56
10	13,099.56	654.98	13,754.54	199.44	13,555.10
Cumulative		$5,640.25		$2,085.15
AB Multi-Manager Select 2050 Fund

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$512.47	$9,966.28
2	9,966.28	498.31	10,464.60	213.48	10,251.12
3	10,251.12	512.56	10,763.67	219.58	10,544.10
4	10,544.10	527.20	11,071.30	225.85	10,845.45
5	10,845.45	542.27	11,387.72	232.31	11,155.41
6	11,155.41	557.77	11,713.18	238.95	11,474.23
7	11,474.23	573.71	12,047.94	245.78	11,802.16
8	11,802.16	590.11	12,392.27	252.80	12,139.47
9	12,139.47	606.97	12,746.44	260.03	12,486.42
10	12,486.42	624.32	13,110.74	267.46	12,843.28
Cumulative		$5,511.98		$2,668.70

AB Multi-Manager Select 2055 Fund

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$512.47	$9,966.28
2	9,966.28	498.31	10,464.60	203.01	10,261.58
3	10,261.58	513.08	10,774.66	209.03	10,565.63
4	10,565.63	528.28	11,093.92	215.22	10,878.69
5	10,878.69	543.93	11,422.63	221.60	11,201.03
6	11,201.03	560.05	11,761.08	228.16	11,532.92
7	11,532.92	576.65	12,109.56	234.93	11,874.64
8	11,874.64	593.73	12,468.37	241.89	12,226.48
9	12,226.48	611.32	12,837.81	249.05	12,588.75
10	12,588.75	629.44	13,218.19	256.43	12,961.76
Cumulative		$5,533.55		$2,571.79

AB Multi-Manager Select 2060 Fund

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$512.47	$9,966.28
2	9,966.28	498.31	10,464.60	11,999.75	(1,535.16)
3	(1,535.16)	(76.76)	(1,611.91)	(1,848.38)	236.47
4	236.47	11.82	248.29	284.72	(36.42)
5	(36.42)	(1.82)	(38.25)	(43.86)	5.61
6	5.61	0.28	5.89	6.76	(0.86)
7	(0.86)	(0.04)	(0.91)	(1.04)	0.13
8	0.13	0.01	0.14	0.16	(0.02)
9	(0.02)	(0.00)	(0.02)	(0.02)	0.00
10	0.00	0.00	0.00	0.00	(0.00)
Cumulative		$910.55		$10,910.55

*

Expenses are net of any fee waiver or expense waiver until November 30, 2020 (until February 1, 2020 for AB Multi-Manager Select 2060 Fund), per the Adviser’s fee waiver arrangements. Thereafter, the expense ratio reflects the Fund’s operating expenses as reflected under “Fees and Expenses of the Fund” before waiver in the Summary Information at the beginning of this Prospectus (except that, in the case of AB Multi-Manager Select 2060 Fund, offering costs are not included after the first year).

APPENDIX B—FINANCIAL INTERMEDIARY WAIVERS

Waiver Specific to Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI:

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in this Prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform

Front-end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Waivers Specific to Morgan Stanley

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds’ Prospectus or SAI.

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Waivers Specific to Ameriprise Financial

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI:

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

•	Shares purchased through an Ameriprise Financial investment advisory program (if an advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third-party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement)

The following disclosure will be effective until December 31, 2019:

Waivers Specific to Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James Affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2 as described in this Fund’s Prospectus

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

•	Shares acquired through a right of reinstatement

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in this Prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

The following disclosure will be effective December 31, 2019:

Waivers Specific to Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each Entity’s Affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1 / 2 as described in the Fund’s Prospectus

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

•	Shares acquired through a right of reinstatement

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in this Prospectus

•

Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

For more information about the Funds, the following documents are available upon request:

•	ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Funds’ annual and semi-annual reports to shareholders contain additional information on the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.

•	STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Funds have an SAI, which contains more detailed information about the Funds, including their operations and investment policies. The Funds’ SAI and the independent registered public accounting firm’s report and financial statements in each Fund’s most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:	c/o AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003

By Phone:	For Information: (800) 221-5672 For Literature: (800) 227-4618
On the Internet:	www.abfunds.com

You may also view reports and other information about the Funds, including the SAI, by visiting the EDGAR database on the Securities and Exchange Commission’s website (http://www.sec.gov). Copies of this information can be obtained, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.abfunds.com.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SEC File No.: 811-01716

PRO-0156-1119

AB MULTI-MANAGER SELECT RETIREMENT FUNDSSM

AB Multi-Manager Select Retirement Allocation Fund

(Class A-TDAAX; Class C-TDACX; Advisor Class-TDAYX; Class R-TDARX; Class K-TDAKX; Class I-TDAIX; Class Z-TDAZX)

AB Multi-Manager Select 2010 Fund

(Class A-TDBAX; Class C-TDBCX; Advisor Class-TDBYX; Class R-TDBRX; Class K-TDBKX; Class I-TDIBX; Class Z-TDBZX)

AB Multi-Manager Select 2015 Fund

(Class A-TDCAX; Class C-TDCCX; Advisor Class-TDCYX; Class R-TDCRX; Class K-TDCKX; Class I-TDCIX; Class Z- TDCZX)

AB Multi-Manager Select 2020 Fund

(Class A-TDDAX; Class C-TDDCX; Advisor Class-TDDYX; Class R-TDDRX; Class K-TDDKX; Class I-TDDIX; Class Z-TDDZX)

AB Multi-Manager Select 2025 Fund

(Class A-TDAGX; Class C-TDCGX; Advisor Class-TDGYX; Class R-TDGRX; Class K-TDGKX; Class I-TDIGX; Class Z-TDGZX)

AB Multi-Manager Select 2030 Fund

(Class A-TDHAX; Class C-TDHCX; Advisor Class-TDYHX; Class R-TDHRX; Class K-TDHKX; Class I-TDIHX; Class Z-TDHZX)

AB Multi-Manager Select 2035 Fund

(Class A-TDMAX; Class C-TDMCX; Advisor Class-TDMYX; Class R-TDRMX; Class K-TDMKX; Class I-TDIMX; Class Z-TDMZX)

AB Multi-Manager Select 2040 Fund

(Class A-TDJAX; Class C-TDJCX; Advisor Class-TDJYX; Class R-TDJRX; Class K-TDJKX; Class I-TDJIX; Class Z-TDJZX)

AB Multi-Manager Select 2045 Fund

(Class A-TDNAX; Class C-TDNCX; Advisor Class-TDNYX; Class R-TDNRX; Class K-TDNKX; Class I-TDNIX; Class Z-TDNZX)

AB Multi-Manager Select 2050 Fund

(Class A-TDLAX; Class C-TDCLX; Advisor Class-TDLYX; Class R-TDLRX; Class K-TDLKX; Class I-TDLIX; Class Z-TDLZX)

AB Multi-Manager Select 2055 Fund

(Class A-TDAPX; Class C-TDCPX; Advisor Class-TDPYX; Class R-TDPRX; Class K-TDPKX; Class I-TDIPX; Class Z-TDPZX)

AB Multi-Manager Select 2060 Fund

(Class A-TDQAX; Class C-TDQCX; Advisor Class-TDQYX; Class R-TDQRX; Class K-TDQKX; Class I-TDQIX; Class Z-TDQZX)

__________________________________________________________________

c/o AllianceBernstein Investor Services, Inc.

P.O. Box 786003, San Antonio, Texas 78278-6003

Toll Free (800) 221-5672

For Literature: Toll Free (800) 227-4618

STATEMENT OF ADDITIONAL INFORMATION

November 29, 2019

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements and should be read in conjunction with the current prospectus, dated November 29, 2019, of the AB Cap Fund, Inc. (the “Company”) that offers the Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares of the AB Multi-Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi-Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund, AB Multi-Manager Select 2055 Fund and AB Multi-Manager Select 2060 Fund (each a “Fund” and together, the “Funds”) (the “Prospectus”). Financial statements for the year or period ended July 31, 2019 are included in the Funds’ annual report to shareholders and are incorporated in this SAI by reference. Copies of the Prospectus and the Funds’ annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. (“ABIS”) at the address or the “For Literature” telephone number shown above or on the Internet at www.abfunds.com.

_________________________________________

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS

Introduction to the Funds

Each Fund is a series of the Company. The Company is an open-end investment company.

Except as otherwise indicated, the investment objective and policies of the Funds are not “fundamental policies” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), and may, therefore, be changed by the Board of Directors of the Company (the “Board”) without a shareholder vote. However, the Funds will not change their investment objectives without at least 60 days’ prior written notice to their shareholders. Whenever any investment policy or restriction states a minimum or maximum percentage of a Fund’s assets that may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, except with respect to borrowing, any later increase or decrease in percentage beyond the specified limitations resulting from a change in value or net assets will not be considered a violation of such percentage limitation.

There is no guarantee that a Fund will achieve its investment objective.

To achieve its investment objective, each Fund focuses its investments while minimizing short term risks on a combination of AB Mutual Funds and mutual funds and exchange-traded funds (“ETFs”) managed by unaffiliated third parties (“Underlying Funds”) representing a variety of asset classes and investment styles. The Funds invest in the Underlying Funds in accordance with their target portfolio allocations. In order to implement a Fund’s investment strategies, Morningstar Investment Management LLC (“Morningstar”), the Funds’ sub-adviser, selects Underlying Funds within each asset class for investment by each Fund from among AB Mutual Funds and funds offered by other fund complexes that have entered into a participation agreement or similar arrangement with the Fund. AllianceBernstein L.P. (the “Adviser”), the investment adviser for the Funds, has directed Morningstar to normally select Underlying Funds so that 10% to 50% of each Fund’s net assets is invested in AB Mutual Funds. ETFs will normally represent a significant portion of each Fund’s investments, and these ETFs are typically passive vehicles intended to track the performance of particular securities indices rather than actively-managed funds. The Adviser may also manage a portion of the Fund’s assets directly. In making asset allocation decisions, the Adviser will use its proprietary dynamic asset allocation process (“DAA”). DAA comprises a series of analytical and forecasting processes and tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust a Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more asset classes when the DAA tool suggests that market

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risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund by adjusting investments in Underlying Funds, but could also do so through investments in ETFs or through direct investments in derivatives.

Additional Investment Policies and Practices

The following information about the Funds’ investment policies and practices supplements the information set forth in the Prospectus.

Investments in Investment Companies

Each of the Funds invests in shares of one or more Underlying Funds that, in turn, invest directly in portfolio securities. Investing in shares of the Underlying Funds involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses similar to those borne directly by the Funds, including other operating expenses.

Underlying Funds

The following is a combined summary of investment practices, policies and restrictions of the Underlying Funds. The Prospectus discusses the investment objectives and strategies for the Funds and explains the types of Underlying Funds in which each Fund may invest. Underlying Funds invest in stocks, bonds and other securities and reflect varying amounts of potential investment risk and reward. Certain investments, techniques and risks will only apply to a Fund to the extent it is invested in an Underlying Fund that invests in or engages in those investments, techniques, or strategies or directly invests in or engages in such investments, techniques, or strategies. Unless otherwise prohibited by the description in the Prospectus or this SAI, each Fund may invest in Underlying Funds that engage in the investments and strategies described below or directly in these investments and strategies. For the purposes of this discussion, references to an Underlying Fund include a Fund unless the context otherwise requires.

Convertible Securities

Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange ratio into shares of the underlying common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not

2

depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure. They consequently entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Depositary Receipts

The Underlying Funds may invest in depositary receipts. American Depositary Receipts (“ADRs”) are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or non-U.S. company. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities that they represent. In addition, the issuers of the securities of unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets; EDRs, in bearer form, are designed for use in European securities markets; and GDRs, in bearer form, are designed for use in two or more securities markets, such as those of Europe and Asia.

Derivatives

The Underlying Funds may, but are not required to, use derivatives for hedging or other risk management purposes or as part of their investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices.

There are four principal types of derivatives – options, futures contracts, forwards and swaps. These principal types of derivative instruments, as well as the ways they may be used by an Underlying Fund are described below. Derivatives include listed and cleared transactions where an Underlying Fund’s derivative trade counterparty is an exchange or clearinghouse, and non-cleared bilateral “over-the-counter” (“OTC”) transactions that are privately negotiated and where the Underlying Fund’s derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be subject to less counterparty credit risk than those that are privately negotiated. The Underlying Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

Forward Contracts. A forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying security, commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the security, commodity or other tangible asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or is rolled

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forward into a new forward contract. Non-deliverable forwards (“NDFs”) specify a cash payment upon maturity.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method by which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

Options. An option, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call”) or sell (a “put”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

Swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon, or calculated by, reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the “notional” principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with an Underlying Fund receiving or paying, as the case may be, only the net amount of the two payments). Generally, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing and are required to be executed through a regulated swap execution facility. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is intended to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing and the requirement that transactions be executed through a regulated swap execution facility will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission (“CFTC”) approval of contracts for central clearing and mandatory execution on regulated swap execution facilities. The Securities and Exchange Commission (“SEC”) may adopt similar clearing and execution requirements in respect of security-based swaps under its jurisdiction. Privately negotiated swap agreements are two-party contracts entered into primarily by institutional

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investors and are not cleared through a third party, nor are these required to be executed on a regulated swap execution facility.

Risks of Derivatives and Other Regulatory Issues. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

-- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to an Underlying Fund’s interest.

-- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to an Underlying Fund’s investment portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

-- Credit Risk. This is the risk that a loss may be sustained by an Underlying Fund as a result of the failure of another party to a derivative (usually referred to as a “counterparty”) to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the performance of the exchange or clearinghouse, which is the issuer or counterparty to each derivative, is supported by all of the members of such exchange or clearinghouse. The performance of an exchange or clearinghouse is further supported by a daily payment system (i.e., margin requirements) operated by the exchange or clearinghouse in order to reduce overall credit risk. There is no similar intermediary support for uncleared OTC derivatives. Therefore, the Underlying Funds will effect transactions in uncleared OTC derivatives only with investment dealers and other financial institutions (such as commercial banks) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

--Counterparty Risk. The value of an OTC derivative will depend on the ability and willingness of an Underlying Fund’s counterparty to perform its obligations under the transaction. If the counterparty defaults, the Underlying Fund will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, the Underlying Fund could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Underlying Fund. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses. As a result, OTC derivatives generally expose an Underlying Fund to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

Recent regulations affecting derivatives transactions require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing. Under

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these requirements, a central clearing organization is substituted as the counterparty to each side of the derivatives transaction. Each party to derivatives transactions is required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is intended to reduce, but not eliminate, counterparty risk. An Underlying Fund is subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations. An Underlying Fund may also face the indirect risk of the failure of another clearing member customer to meet its obligations to the clearing member, causing a default by the clearing member on its obligations to the clearinghouse.

-- Illiquid Investments Risk. Illiquid investments risk exists when a particular instrument is difficult to purchase, sell or otherwise liquidate. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

-- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

-- Regulatory Risk. Various U.S. Government entities, including the CFTC and the SEC, are in the process of adopting and implementing additional regulations governing derivatives markets required by, among other things, the Dodd-Frank Act, including clearing as discussed above, margin, reporting and registration requirements. While the full extent and cost of these regulations is unclear, and proposed regulations may be revised before adoption or may never be adopted, these regulations could, among other things, restrict an Underlying Fund’s ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions (through increased margin or capital requirements). In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. These regulations and actions may adversely affect the instruments in which an Underlying Fund invests and its ability to execute its investment strategy.

The CFTC has also issued rules requiring certain OTC derivatives transactions that fall within its jurisdiction and that are currently executed OTC to be executed through a regulated securities, futures or swap exchange or execution facility. Such requirements may make it more difficult or costly for an Underlying Fund to enter into highly tailored or customized transactions. They may also render certain strategies in which an Underlying Fund may otherwise engage impossible or so costly that they will no longer be economical to implement. If an Underlying Fund decides to become a direct member of one or more swap exchange or execution facilities, it will be subject to all of the rules of the exchange or execution facility.

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European regulation of the derivatives market is also relevant to the extent an Underlying Fund engages in derivatives transactions with a counterparty that is subject to the European Market Infrastructure Regulation (“EMIR”). EMIR introduced uniform requirements in respect of OTC derivative contracts by requiring certain “eligible” OTC derivatives contracts to be submitted for clearing to regulated central clearing counterparties and by mandating the reporting of certain details of OTC derivatives contracts to trade repositories. In addition, EMIR imposes risk mitigation requirements, including requiring appropriate procedures and arrangements to measure, monitor and mitigate operational and counterparty credit risk in respect of OTC derivatives contracts which are not subject to mandatory clearing. These risk mitigation requirements include the exchange, and potentially the segregation, of collateral by the parties, including by an Underlying Fund. While many of the obligations under EMIR have come into force, a number of other requirements have not yet come into force or are subject to phase-in periods, and certain key issues have not been resolved. It is therefore not yet fully clear how the OTC derivatives market will ultimately adapt to the new European regulatory regime for OTC derivatives.

-- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately-negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to an Underlying Fund. Derivatives do not always perfectly or even highly correlate with or track the value of the assets, rates or indices they are designed to closely track. Consequently, an Underlying Fund’s use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Underlying Fund’s investment objective.

Other. An Underlying Fund may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act (“CEA”) and the rules adopted by the CFTC thereunder. Under CFTC rules, a registered investment company that conducts more than a certain amount of trading in futures contracts, commodity options, certain swaps and other commodity interests is a commodity pool and its adviser must register as a commodity pool operator (“CPO”). Under such rules, registered investment companies that are commodity pools are subject to additional recordkeeping, reporting and disclosure requirements. The Funds have claimed an exclusion from the definition of CPO under CFTC Rule 4.5 under the CEA based on the extent of their derivatives use and are not currently subject to these recordkeeping, reporting and disclosure requirements under the CEA.

Use of Options, Futures Contracts, Forwards and Swaps by the Funds

-- Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

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An Underlying Fund may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to an Underlying Fund from adverse changes in the relationship between the U.S. Dollar and other currencies. For instance, an Underlying Fund may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. Dollar price of the security (“transaction hedge”). In addition, when an Underlying Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency, or when the Underlying Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (“position hedge”). If the investment adviser were to forecast incorrectly the direction of exchange rate movements, the Underlying Fund might be required to complete such forward transactions at prices inferior to the then current market values. The Underlying Fund may also purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. An Underlying Fund may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, an Underlying Fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

An Underlying Fund may use forward currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by an Underlying Fund and do not present attractive investment opportunities. For example, an Underlying Fund may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. An Underlying Fund would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, an Underlying Fund may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. An Underlying Fund would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.

-- Options on Securities. An Underlying Fund may write and purchase call and put options on securities, including U.S. Government securities and municipal securities. In purchasing an option on securities, an Underlying Fund would be in a position to realize a gain

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if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise an Underlying Fund would experience a loss not greater than the premium paid for the option. Thus, an Underlying Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by an Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to an Underlying Fund.

An Underlying Fund may write a put or call option in return for a premium, which is retained by an Underlying Fund whether or not the option is exercised. An Underlying Fund may write covered or uncovered options. A call option written by an Underlying Fund is “covered” if an Underlying Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by an Underlying Fund is covered if an Underlying Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written. Uncovered options or “naked options” are riskier than covered options. For example, if an Underlying Fund wrote a naked call option and the price of the underlying security increased, the Underlying Fund would have to purchase the underlying security for delivery to the call buyer and sustain a loss, which could be substantial, equal to the difference between the option price and the market price of the security.

An Underlying Fund may purchase call options to hedge against an increase in the price of securities that the Underlying Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Underlying Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Underlying Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Underlying Fund and the Underlying Fund will suffer a loss on the transaction to the extent of the premium paid.

An Underlying Fund may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Underlying Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Underlying Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

An Underlying Fund may also, as an example, write combinations of put and call options on the same security, known as “straddles,” with the same exercise and expiration date. By writing a straddle, an Underlying Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Underlying Fund will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the

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two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains relatively stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, an Underlying Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, an Underlying Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

An Underlying Fund may purchase or write options on securities of the types in which they are permitted to invest in privately-negotiated (i.e., OTC) transactions. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Underlying Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

-- Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

An Underlying Fund may write (sell) call and put options and purchase call and put options on securities indices. If an Underlying Fund purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of an Underlying Fund’s investments does not decline as anticipated, or if the value of the option does not increase, the Underlying Fund’s loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of an Underlying Fund’s security holdings.

An Underlying Fund may also write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declines below the exercise price of the put option, the Underlying Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Underlying Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the value of the securities index is

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significantly below or above the exercise price of the written option, the Underlying Fund could experience a substantial loss.

The purchase of call options on securities indices may be used by an Underlying Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Underlying Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, an Underlying Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when an Underlying Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Underlying Fund owns.

-- Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, an Underlying Fund may use option strategies such as the concurrent purchase of a call or put option, including on individual securities, stock indices, futures contracts (including on individual securities and stock indices) or shares of ETFs at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Underlying Fund has the risk of losing the entire amount paid for the call or put options.

-- Options on Foreign Currencies. An Underlying Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, an Underlying Fund may purchase put options on the foreign currency. If the value of the currency does decline, an Underlying Fund will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, an Underlying Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to an Underlying Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, an Underlying Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

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In addition, where an Underlying Fund anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, an Underlying Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow an Underlying Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and an Underlying Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, an Underlying Fund also may be required to forgo all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

In addition to using options for the hedging purposes described above, an Underlying Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. An Underlying Fund may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by an Underlying Fund and do not present attractive investment opportunities. For example, an Underlying Fund may purchase call options in anticipation of an increase in the market value of a currency. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, an Underlying Fund would realize no gain or a loss on the purchase of the call option. Put options may be purchased by an Underlying Fund for the purpose of benefiting from a decline in the value of a currency that an Underlying Fund does not own. An Underlying Fund would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, an Underlying Fund would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see “Currency Transactions” below.

Special Risks Associated with Options on Currencies. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although an Underlying Fund will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that an Underlying Fund would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

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-- Futures Contracts and Options on Futures Contracts. Futures contracts that an Underlying Fund may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. An Underlying Fund may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on an Underlying Fund’s current or intended investments in fixed-income securities. For example, if an Underlying Fund owned long-term bonds and interest rates were expected to increase, that Underlying Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Underlying Fund’s portfolio. However, the market for interest rate futures contracts may generally be more liquid than the cash market for individual bonds, and the use of interest rate futures contracts as a hedging technique allows an Underlying Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in an Underlying Fund would decline, but the value of that Underlying Fund’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value (“NAV”) of that Underlying Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, an Underlying Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Underlying Fund’s cash reserves could then be used to buy long-term bonds on the cash market.

An Underlying Fund may purchase and sell foreign currency futures contracts for hedging or risk management purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each Underlying Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, an Underlying Fund’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, an Underlying Fund could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities

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resulting from a rise in the dollar value of the underlying currencies. When an Underlying Fund purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, an Underlying Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

An Underlying Fund may also engage in currency “cross hedging” when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that an Underlying Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such “cross hedging” is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

An Underlying Fund may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, an Underlying Fund may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by an Underlying Fund and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures contracts are similar to those associated with options on foreign currencies, as described above. For additional information on the use of futures contracts on foreign currencies and options on such contracts for non-hedging purposes, see “Currency Transactions” below.

Purchases or sales of stock or bond index futures contracts are used for hedging or risk management purposes to attempt to protect an Underlying Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, an Underlying Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of an Underlying Fund’s portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When an Underlying Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that an Underlying Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by an Underlying Fund will be traded on U.S. exchanges.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in an Underlying Fund’s portfolio. If the futures price at expiration of the option is below the exercise price, an Underlying Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in an Underlying Fund’s portfolio holdings. The writing of a put option on a futures

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contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, an Underlying Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which an Underlying Fund intends to purchase. If a put or call option an Underlying Fund has written is exercised, an Underlying Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, an Underlying Fund’s losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

An Underlying Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, an Underlying Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such a decrease were to occur, it may be offset, in whole or in part, by a profit on the option. If the anticipated market decline were not to occur, an Underlying Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by an Underlying Fund will increase prior to acquisition due to a market advance or changes in interest or exchange rates, an Underlying Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, an Underlying Fund will suffer a loss equal to the price of the call, but the securities that an Underlying Fund intends to purchase may be less expensive.

-- Credit Default Swap Agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. An Underlying Fund may be either the buyer or seller in the transaction. As a seller, the Underlying Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Underlying Fund, as seller, typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the “par value” (face amount) of the reference obligation in which case the Underlying Fund will receive the reference obligation in return, or (ii) an amount equal to the difference between the face amount and the current market value of the obligation. As a buyer, if a credit event occurs, the Underlying Fund would be the receiver of such contingent payments, either delivering the reference obligation in exchange for the full notional (face) value of a reference obligation that may have little or no value, or receiving a payment equal to the difference between the face amount and the current market value of the obligation.

The value of the reference obligation received by the Underlying Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss to the Underlying Fund. If the Underlying Fund is a buyer and no credit event occurs, the Underlying Fund will lose its periodic

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stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if the Underlying Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk and credit risk, and may be illiquid.

-- Currency Swaps. An Underlying Fund may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. Currency swaps involve the exchange by an Underlying Fund with another party of a series of payments in specified currencies. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation and again upon termination of the transaction. Currency swaps may be bilateral and privately negotiated, with the Underlying Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. An Underlying Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty thereto is rated in the highest short-term rating category of at least one nationally recognized statistical rating organization (“NRSRO”) at the time of entering into the transaction.

-- Swaps: Interest Rate Transactions. An Underlying Fund may enter into interest rate swaps, swaption and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities an Underlying Fund anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to an Underlying Fund from interest rate transactions is limited to the net amount of interest payments that the Underlying Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Underlying Fund’s risk of loss consists of the net amount of interest payments that the Underlying Fund is contractually entitled to receive.

Interest rate swaps involve the exchange by an Underlying Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments) computed based on a contractually-based principal (or “notional”) amount.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

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It may be more difficult for an Underlying Fund to trade or close out interest rate caps and floors in comparison to other types of swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. An Underlying Fund will enter into bilateral swap agreements, including interest rate swaps, swaption, cap or floor transactions but excluding currency swaps, which are subject to separate counterparty requirements as addressed above, only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating. For cleared swaps, the Adviser will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker but there will be no prescribed NRSRO rating requirements for these entities.

-- Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of the Underlying Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

-- Variance and Correlation Swaps. An Underlying Fund may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its “volatility”) over the length of the contract term. The parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. “Correlation” as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

-- Total Return Swaps. An Underlying Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Underlying Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Underlying Fund will receive a payment from or make a payment to the counterparty. Total return swaps may reflect a leveraged investment and incorporate borrowing costs which are borne by the Underlying Fund. There is no guarantee that the Underlying Fund’s investment via total return swap will deliver returns in excess of the inherent borrowing costs and, accordingly, the Underlying Fund’s performance may be less than would be achieved by a direct investment in the underlying referenced asset.

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Special Risks Associated with Swaps. Risks may arise as a result of the failure of the counterparty to a bilateral swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by an Underlying Fund, and/or the termination value at the end of the contract. Therefore, the Underlying Fund considers the creditworthiness of the counterparty to a bilateral swap contract. The risk is mitigated by having a netting arrangement between the Underlying Fund and the counterparty and by the posting of collateral by the counterparty to the Underlying Fund to cover the Underlying Fund’s exposure to the counterparty.

Additionally, swaps can be highly volatile and expose investors to a high risk of loss. The low initial margin deposits normally required to establish a swap position permit a high degree of leverage. As a result, depending on the type of swap, a relatively small movement in the price of the underlying reference asset or in the market value of the contract may result in a profit or loss which is high in proportion to the amount of funds deposited as initial margin and may result in unquantifiable further loss exceeding any margin deposited. Such risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Underlying Fund accrues for the changes in value on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/ depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Swaps entered into in the OTC market are more likely to be illiquid than exchange-traded instruments as there is no exchange market on which to close out an open OTC swap position. It may therefore be impossible to liquidate an existing position (or to do so at an advantageous price), to assess the value of a position, or to assess the exposure to risk associated with a position.

-- Synthetic Foreign Equity Securities. An Underlying Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Underlying Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

Other types of synthetic foreign equity securities in which an Underlying Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle

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the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

An Underlying Fund’s investments in synthetic foreign equity securities will only be those issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to illiquid investments risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in OTC markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

An Underlying Fund also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long-term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three

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and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange’s trading regulations.

-- Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

-- Currency Transactions. An Underlying Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage an Underlying Fund’s currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by an Underlying Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. An Underlying Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Forward Commitments and When-Issued and Delayed Delivery Securities

Forward commitments for the purchase or sale of securities may include purchases on a “when-issued” basis or purchases or sales on a “delayed delivery” basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a “when, as and if issued” trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made. The Underlying Fund assumes the rights and risks of ownership of the security, but the Underlying Fund does not pay for the securities until they are received. If an Underlying Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Underlying Fund’s volatility of returns.

The use of forward commitments enables an Underlying Fund to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, an Underlying Fund may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. Dollar price of the security (“transaction hedge”). In addition, when an Underlying Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Underlying Fund’s securities denominated in such foreign currency, or when the Underlying Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (“position hedge”). If the direction of exchange rate movements was forecast incorrectly, an

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Underlying Fund might be required to complete or settle such when-issued or forward transactions at prices inferior to the then current market values.

When-issued securities and forward commitments may be sold prior to the settlement date. If the Underlying Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of an Underlying Fund’s assets to the purchase of securities on a “when, as and if issued” basis may increase the volatility of the Underlying Fund’s NAV.

At the time an Underlying Fund enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a “when, as and if issued” security would be canceled in the event that the required conditions did not occur and the trade was canceled.

Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, an Underlying Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, an Underlying Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if an Underlying Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or “when-issued” or “delayed delivery” securities before delivery, that Underlying Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a “when-issued” or “delayed delivery” basis, an Underlying Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or “when-issued” or “delayed delivery” securities themselves (which may have a value greater or less than an Underlying Fund’s payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, an Underlying Fund may be adversely affected.

Illiquid Securities

An Underlying Fund will not invest in illiquid securities if immediately after such investment more than 15% of the Underlying Fund’s net assets would be invested in such securities. Under Rule 22e-4 under the 1940 Act, the term illiquid securities means any security or investment that an Underlying Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

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Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities (“Rule 144A Securities”) to qualified institutional buyers (“Rule 144A Securities”). The Funds have adopted a liquidity risk management program pursuant to Rule 22e-4 under the 1940 Act (the “LRM Program”) and related procedures to categorize each Fund’s investments, including Rule 144A Securities, and identify illiquid investments. The LRM Program’s administrator will take into account relevant market, trading and investment-specific considerations in doing so. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by an Underlying Fund, however, could affect adversely the marketability of such portfolio securities and the Underlying Fund might be unable to dispose of such securities promptly or at reasonable prices.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Investments in Pre-IPO Securities.

An Underlying Fund may invest in pre-IPO (initial public offering) securities. Pre-IPO securities, or venture capital investments, are investments in new and early stage companies, often funded by venture capital and referred to as “venture capital companies”, whose securities have not been offered to the public and that are not publicly traded. These

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investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Venture capital companies may not have established products, experienced management or earnings history. An Underlying Fund may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Underlying Funds from selling their shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a venture capital company and delay or prevent a venture capital company from ultimately offering its securities to the public.

Investment in Exchange-Traded Funds and Other Investment Companies

An Underlying Fund may invest in shares of ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for various reasons. An Underlying Fund will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF’s shares, which is based on supply and demand in the market for the ETF’s shares, may differ from its NAV. Accordingly, there may be times when an ETF’s shares trade at a discount to its NAV.

An Underlying Fund may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations or exemptive orders thereunder. As with ETF investments, if the Underlying Fund acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which to the extent not waived or reimbursed , would be in addition to the Underlying Fund’s expenses. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. A Fund’s investment in other investment companies, including ETFs, subjects the Fund indirectly to the underlying risks of those investment companies.

Loans of Portfolio Securities

The Underlying Funds may seek to increase income by lending portfolio securities to brokers, dealers, and financial institutions (“borrowers”) to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of or exemptive orders under the 1940 Act. Generally, under an Underlying Fund’s securities lending program, all securities loans will be secured continuously by cash and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. A principal risk in lending portfolio securities is that the borrower

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will fail to return the loaned securities upon termination of the loan and that the value of the collateral will not be sufficient to replace the loaned securities upon the borrower’s default.

In determining whether to lend securities to a particular borrower, the Adviser (subject to the oversight of the Board) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans will be made only to borrowers deemed to be creditworthy, and when the consideration that can be earned currently from securities loans of this type justifies the attendant risk. If a loan is collateralized by cash, an Underlying Fund will be compensated for the loan from a portion of the net return from the interest earned on cash collateral after a rebate paid to the borrower (in some cases, this rebate may be a “negative rebate”, or fee paid by the borrower to the Underlying Fund in connection with the loan). If the Underlying Fund receives non-cash collateral, the Underlying Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. For its services, the securities lending agent received a fee from the Underlying Fund.

The Underlying Funds will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Underlying Funds amounts equal to any income or other distributions from the securities.

The Underlying Funds will invest cash collateral in shares of a money market fund approved by the Board and expected to be managed by the Adviser. Any such investment will be at the Underlying Fund’s risk. The Underlying Funds may pay reasonable finders’, administrative, and custodial fees in connection with a loan.

The Underlying Funds will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. When an Underlying Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned.

Loan Participations and Assignments. An Underlying Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers (“Loans”) either by participating as co-lender at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). The financial status of an institution interposed between an Underlying Fund and a borrower may affect the ability of the Underlying Fund to receive principal and interest payments.

The Underlying Fund’s investment may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

An Underlying Fund’s investment in Participations typically will result in the Underlying Fund having a contractual relationship only with the financial institution arranging

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the Loan with the borrower (the “Lender”) and not with the borrower directly. An Underlying Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, an Underlying Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Underlying Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, an Underlying Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, an Underlying Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender’s insolvency, the Lender’s servicing of the Participation may be delayed and the assignability of the Participation impaired.

When an Underlying Fund purchases assignments from Lenders, it will typically acquire direct rights against the borrower on a Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Underlying Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which an Underlying Fund may acquire an interest in a Loan is through a Participation and not an Assignment.

Loans in which an Underlying Fund may invest include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisition. An Underlying Fund may also participate in unfunded loan commitments, which are contractual obligations for future funding, and receive a commitment fee based on the amount of the commitment.

An Underlying Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Underlying Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and an Underlying Fund’s ability to dispose of particular Assignments or Participations when necessary to meet an Underlying Fund’s liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for an Underlying Fund to assign a value to these securities for purposes of valuing the Underlying Fund’s portfolio and calculating its asset value.

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Money Market Securities

Certificates of Deposit, Bankers’ Acceptances and Bank Time Deposits. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.

Variable Notes. Variable amount master demand notes and variable amount floating-rate notes are obligations that permit the investment of fluctuating amounts by an Underlying Fund at varying rates of interest pursuant to direct arrangements between the Underlying Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating-rate notes fluctuate on a weekly basis. These notes permit daily changes in the amounts borrowed. An Underlying Fund has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the notes without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating-rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, an Underlying Fund’s right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Underlying Fund considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, an Underlying Fund may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa or better by Moody’s Investors Service, Inc. (“Moody’s”) or AA or better by S&P Global Ratings (“S&P”), Fitch Ratings (“Fitch”), or Duff & Phelps.

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Mortgage-Backed Securities and Other Asset-Backed Securities

The mortgage-related securities in which an Underlying Fund may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as the Underlying Funds) by governmental or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resales as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations (“CMOs”), CMO residuals, adjustable-rate mortgage securities (“ARMS”), stripped mortgage-backed securities (“SMBSs”), commercial mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by GNMA, are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool’s term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than 5 years.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-

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year assumption referred to above. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Underlying Fund. The compounding effect from reinvestment of monthly payments received by the Underlying Fund will increase the yield to shareholders compared with bonds that pay interest semi-annually.

The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or U.S. Department of Veterans Affairs-guaranteed mortgages.

Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are a government-sponsored corporation or corporate instrumentality of the U.S. Government respectively (government-sponsored entities or “GSEs”), which were owned entirely by private stockholders until 2008 when they were placed in conservatorship by the U.S. Government. After being placed in conservatorship, the GSEs issued senior preferred stock and common stock to the U.S. Treasury in an amount equal to 79.9% of each GSE in return for certain funding and liquidity arrangements. The GSEs continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations associated with its mortgage-backed securities. The U.S. Treasury provided additional funding to the GSEs, but the GSEs have paid dividends to the U.S. Treasury in a cumulative amount that exceeds the payments made to the GSEs by the U.S. Treasury since 2008. The future of the GSEs is unclear as Congress is considering whether to adopt legislation that would severely restrict or even terminate their operations. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC’s national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal.

Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

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The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or “tranches”, with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee the credit enhancements, if any will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guaranteed. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately-issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

Collateralized Mortgage Obligations. Another form of mortgage-related security is a “pay-through” security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of “pay-through” mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a “tranche”, is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately-issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Adjustable-Rate Mortgage Securities. Another type of mortgage-related security, known as adjustable-rate mortgage securities (“ARMS”), bears interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have

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lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

Stripped Mortgage-Related Securities. Stripped mortgage-related securities (SMRS) are mortgage related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets and one class of principal-only securities (POs) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

With respect to residential SMRS, an Underlying Fund will only invest in such SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States or by other U.S Government-sponsored entities. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may

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complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Underlying Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Underlying Fund may not be able to realize the rate of return it expected.

As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates.

Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate

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commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable there may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting the Underlying Fund’s ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in the Underlying Fund’s portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the rating agencies may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

GSE Risk-Sharing Bonds. Another type of mortgage-related security, known as GSE Risk-Sharing Bonds or Credit Risk Transfer securities ("CRTs"), transfers a portion of the risk of borrower defaults from the issuing GSE to investors through the issuance of a bond whose return of principal is linked to the performance of a selected pool of mortgages. CRTs are issued by GSEs (and sometimes banks or mortgage insurers) and structured without any government or GSE guarantee in respect of borrower defaults or underlying collateral. Typically, CRTs are issued at par and have stated final maturities. CRTs are structured so that: (i) interest is paid directly by the issuing GSE and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a certain pool of residential mortgage loans acquired by the GSE.

The risks associated with an investment in CRTs differ from the risks associated with an investment in mortgage-backed securities issued by GSEs because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end-investor. As a result, in the event that a GSE fails to pay principal or interest on a CRT or goes through bankruptcy, insolvency or similar proceeding, holders of such CRT have no direct recourse to the underlying mortgage loans.

Other Asset-Backed Securities. An Underlying Fund may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, the

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Underlying Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Preferred Stock

An Underlying Fund may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to investment companies such as the Underlying Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the United States Internal Revenue Code of 1986, as amended (the “Code”). An Underlying Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Underlying Fund invests in addition to the expenses incurred directly by the Underlying Fund.

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Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Repurchase Agreements and Buy/Sell Back Transactions

An Underlying Fund may enter into repurchase agreements. In a repurchase agreement transaction an Underlying Fund buys a security and simultaneously agrees to sell it back to the counterparty at a specified price in the future. However, a repurchase agreement is economically similar to a secured loan, in that the Underlying Fund lends cash to a counterparty for a specific term, normally a day or a few days, and is given acceptable collateral (the purchased securities) to hold in case the counterparty does not repay the loan. The difference between the purchase price and the repurchase price of the securities reflects an agreed-upon “interest rate”. Given that the price at which the Underlying Fund will sell the collateral back is specified in advance, the Underlying Fund is not exposed to price movements on the collateral unless the counterparty defaults. If the counterparty defaults on its obligation to buy back the securities at the maturity date and the liquidation value of the collateral is less than the outstanding loan amount, the Underlying Fund would suffer a loss. In order to further mitigate any potential credit exposure to the counterparty, if the value of the securities falls below a specified level that is linked to the loan amount during the life of the agreement, the counterparty must provide additional collateral to support the loan.

An Underlying Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, the Underlying Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than

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the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

Reverse Repurchase Agreements and Dollar Rolls

An Underlying Fund may enter into reverse repurchase agreements. The terms of these agreements are essentially the reverse of “Repurchase Agreements” described above; in a reverse repurchase agreement transaction, the Underlying Fund sells a security and simultaneously agrees to repurchase it at a specified time and price. The economic effect of a reverse repurchase agreement is that of the Underlying Fund borrowing money on a secured basis, and reverse repurchase agreements may be considered borrowings for some purposes. Even though the Underlying Fund posts securities as collateral, the Underlying Fund maintains exposure to price declines on these securities since it has agreed to repurchase the securities at a fixed price. Accordingly, reverse repurchase agreements create leverage risk for the Underlying Fund because the Underlying Fund maintains exposure to price declines of both the securities it sells in the reverse repurchase agreement and any securities it purchases with the cash it receives under the reverse repurchase agreement. If the value of the posted collateral declines, the counterparty would require the Underlying Fund to post additional collateral. If the value of the collateral increases, the Underlying Fund may ask for some of its collateral back. If the counterparty defaults and fails to sell the securities back to the Underlying Fund at a time when the market purchase price of the securities exceeds the agreed-upon repurchase price, the Underlying Fund would suffer a loss.

In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Underlying Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Underlying Fund’s obligation to repurchase the securities.

Rights and Warrants

An Underlying Fund may invest in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales

An Underlying Fund may make short sales of securities or maintain a short position. A short sale is effected by selling a security that the Underlying Fund does not own, or if the Underlying Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is against the box to the extent that the Underlying Fund contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the price of the security sold short will rise. If the price of the securities sold short increases between the time of a short sale and the

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time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. Short sales may be used in some cases by an Underlying Fund to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Underlying Fund. See “Dividends, Distributions and Taxes – U.S. Federal Income Taxation of each Fund – Tax Straddles,” below for a discussion of certain special federal income tax considerations that may apply to short sales which are entered into by the Underlying Fund.

Standby Commitment Agreements

An Underlying Fund may, from time to time, enter into standby commitment agreements. Such agreements commit the Underlying Fund, for a stated period of time, to purchase a stated amount of a security which may be issued and sold to an Underlying Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement an Underlying Fund is paid a commitment fee, regardless of whether or not the security ultimately is issued. An Underlying Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Underlying Fund and which are available on a firm commitment basis.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Underlying Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Underlying Fund.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Underlying Fund’s NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

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Structured Products

An Underlying Fund may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

Investing in structured products may be more efficient and/or less expensive for an Underlying Fund than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may carry greater trading risk and be more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes an Underlying Fund to the credit risk of the issuer of the structured product.

Structured Notes and Indexed Securities: An Underlying Fund may invest in a particular type of structured instrument sometimes referred to as a “structured note”. The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated

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indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, carry greater trading risk, and be more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

Commodity Index-Linked Notes and Commodity-Linked Notes: Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose the Underlying Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, the Underlying Fund might receive interest or principal payments on the note that are determined based on a specified multiple of the change in value of the underlying commodity futures contract or index.

Credit-Linked Securities: Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, an Underlying Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of

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payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that an Underlying Fund would receive as an investor in the trust. An Underlying Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, and leverage risk and management risk. These securities are generally Rule 144A Securities and therefore may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in reduced liquidity for the securities.

Variable, Floating and Inverse Floating Rate Securities

These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Zero-Coupon Securities

A zero-coupon security pays no interest to its holder during its life. An investor acquires a zero-coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a “deep discount” price). Upon maturity of the zero-coupon security, the investor receives the face value of the security.

An Underlying Fund may invest in zero-coupon Treasury securities, which consist of Treasury bills or the principal components of U.S. Treasury bonds or notes. An Underlying Fund may also invest in zero-coupon securities issued by U.S. Government agencies or instrumentalities that are supported by the full faith and credit of the United States, which consist of the principal components of securities of U.S. Government agencies or instrumentalities.

Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. The zero-coupon securities purchased by an Underlying Fund may consist of principal components held in STRIPS form issued through the U.S. Treasury’s STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. In addition, in the last few years, a number of banks and brokerage firms have separated (“stripped”) the principal portions (“corpus”) from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

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Because zero-coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.

Current federal tax law requires that a holder (such as the Underlying Funds) of a zero-coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year (generally referred to as “original issue discount” or “OID”). As a result, in order to make the distributions necessary for an Underlying Fund not to be subject to federal income or excise taxes, the Underlying Fund may be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Underlying Fund has actually received as interest during the year. An Underlying Fund believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective.

Certain Risk and Other Considerations

Borrowings and Use of Leverage. An Underlying Fund may use borrowings for investment purposes subject to the restrictions of the 1940 Act. Borrowings by an Underlying Fund result in leveraging of the Underlying Fund’s shares. Likewise, an Underlying Fund’s use of certain derivatives may effectively leverage the Underlying Fund’s portfolio. The Adviser anticipates that the difference between the interest expense paid by the Underlying Fund on borrowings and the returns received by the Underlying Fund from its investment portfolio will provide Underlying Fund shareholders with a potentially higher yield, although it is possible that the interest paid by the Underlying Fund will exceed the return it receives. An Underlying Fund also may create leverage through the use of derivatives or use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that the Underlying Fund will use the cash proceeds made available during the term of these transactions to make investments in other securities.

Utilization of leverage, which is usually considered speculative, however, involves certain risks to the Underlying Fund’s shareholders. These include a higher volatility of the NAV of the Underlying Fund’s shares of common stock and the relatively greater effect of changes in the value of the Underlying Fund’s portfolio on the NAV of the shares. In the case of borrowings for investment purposes, so long as the Underlying Fund is able to realize a net return on the portion of its investment portfolio resulting from leverage that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Underlying Fund’s shareholders to realize higher net return than if the Underlying Fund were not leveraged. With respect to an Underlying Fund’s use of certain derivatives that result in leverage of the Underlying Fund’s shares, if the Underlying Fund is able to realize a net return on its investments that is higher than the costs of the leverage, the effect of such leverage will be to cause the Underlying Fund to realize a higher net return than if the Underlying Fund were not leveraged. If the interest expense on borrowings or other costs of leveraged transactions approach the net return on the Underlying Fund’s investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the Underlying Fund’s shareholders

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will be reduced. If the interest expense on borrowings or other costs of leverage were to exceed the net return to the Underlying Fund, the Underlying Fund’s use of leverage would result in a lower rate of net return than if the Underlying Fund were not leveraged. Similarly, the effect of leverage in a declining market could normally be a greater decrease in NAV per share than if the Underlying Fund were not leveraged.

Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales involve leverage and may expose an Underlying Fund to potential losses that, in some cases, may exceed the amount originally invested by the Underlying Fund. When an Underlying Fund engages in such transactions, it will, in accordance with guidance provided by the SEC or its staff in, among other things, regulations, interpretative releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Underlying Fund’s exposure, on a marked-to-market or on another relevant basis, to the transaction. Transactions for which assets have been segregated will not be considered “senior securities” for purposes of the Underlying Fund’s investment restriction concerning senior securities. The segregation of assets is intended to enable the Underlying Fund to have assets available to satisfy its obligations with respect to these transactions, but will not limit the Underlying Fund’s exposure to loss.

Cyber Security Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, the Funds and their service providers, including the Adviser, have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds and Underlying Funds invest have the ability to cause disruptions and affect business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs.  While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Funds do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Investments in Lower-Rated and Unrated Instruments. An Underlying Fund may invest in lower-rated securities (commonly referred to as “junk bonds”), which may include securities having the lowest rating for non-subordinated debt securities (i.e., rated C by Moody’s or CCC or lower by S&P & Fitch) and unrated securities of equivalent investment quality. Debt securities with such a rating are considered by the rating organizations to be subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable

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vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

Lower-rated securities generally are considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Adviser may experience difficulty in valuing such securities and, in turn, an Underlying Fund’s assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Transaction costs with respect to lower-rated securities may be higher, and in some cases information may be less available, than is the case with investment grade securities.

Many fixed-income securities, including certain U.S. corporate fixed-income securities in which an Underlying Fund may invest, contain call or buy-back features that permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a “call option” and redeems the security, the Underlying Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Underlying Fund.

In seeking to achieve an Underlying Fund’s investment objectives, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Underlying Fund’s portfolio will be unavoidable. Moreover, medium and lower rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Underlying Fund.

Risks of Investments in Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, an Underlying Fund whose investments include securities of non-U.S. issuers may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities that may have less advantageous

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terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of an Underlying Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country’s balance of payments, the country could impose temporary or indefinite restrictions on foreign capital remittances.

An Underlying Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require an Underlying Fund to adopt special procedures that may involve additional costs to an Underlying Fund. These factors may affect the liquidity of an Underlying Fund’s investments in any country and the Adviser will monitor the effect of any such factor or factors on an Underlying Fund’s investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in securities of non-U.S. issuers than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a non-U.S. country and the Underlying Fund’s investments. In such events, an Underlying Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Underlying Fund than that provided by U.S. laws.

In June 2016, the United Kingdom (“UK”) voted in a referendum to leave the European Union (“EU”). On March 29, 2017, the UK notified the European Council of its intention to withdraw from the EU. There is considerable uncertainty relating to the timing and potential consequences of the withdrawal. During the period prior to withdrawal and thereafter, the impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, Europe and globally, which could have an adverse effect on the value of an Underlying Fund’s investments.

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Foreign Currency Transactions. An Underlying Fund may invest in securities denominated in foreign currencies and a corresponding portion of the Underlying Fund’s revenues will be received in such currencies. In addition, an Underlying Fund may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of an Underlying Fund’s net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect an Underlying Fund’s income. An Underlying Fund will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While an Underlying Fund has this ability, there is no certainty as to whether and to what extent the Underlying Fund will engage in these practices.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, an Underlying Fund’s NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent an Underlying Fund’s total assets adjusted to reflect the Underlying Fund’s net position after giving effect to currency transactions is denominated or quoted in the currencies of foreign countries, the Underlying Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

An Underlying Fund will incur costs in connection with conversions between various currencies. An Underlying Fund may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which an Underlying Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Underlying Fund distributions, the Underlying Fund may be required to liquidate securities in order to make distributions if the Underlying Fund has insufficient cash in U.S. Dollars to meet, among other things, distribution requirements that the Underlying Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time an Underlying Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, an Underlying Fund may engage in certain currency hedging transactions, which themselves, involve certain special risks.

Risks of Forward Currency Exchange Contracts, Foreign Currency Futures Contracts and Options Thereon, Options On Foreign Currencies and Over-The-Counter Options on Securities. Transactions in forward currency exchange contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined

44

above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by an Underlying Fund. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which an Underlying Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Underlying Funds from responding to such events in a timely manner.

Settlements of exercises of OTC forward currency exchange contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

Unlike transactions entered into by an Underlying Fund in futures contracts and exchange-traded options, options on foreign currencies, forward currency exchange contracts and OTC options on securities and securities indices may not be traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments may be traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Nasdaq PHLX and the Chicago Board Options Exchange, that are subject to SEC regulation. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.

In addition, OTC transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of an Underlying Fund’s position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Underlying Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of OTC contracts, and an Underlying Fund could be required to retain options purchased or written, or forward currency exchange contracts entered into, until exercise, expiration or maturity. This in turn could limit the Underlying Fund’s ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

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Further, OTC transactions are not subject to the guarantee of an exchange clearinghouse, and an Underlying Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. An Underlying Fund will enter into an OTC transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

Transactions in OTC options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Underlying Funds are not able to determine at this time whether or to what extent additional restrictions on the trading of OTC options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting an Underlying Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Portfolio Reallocation Risk. From time to time, the Underlying Funds may experience relatively large investments or redemptions due to reallocations or rebalancings of investments by the Funds in the Underlying Funds. These transactions will affect the Underlying Funds since Underlying Funds that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities and since Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Underlying Fund performance to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. The Adviser will at

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all times monitor the impact of reallocations or rebalancings on the Underlying Funds, but the Adviser may nevertheless face conflicts in fulfilling responsibilities to the Funds and Underlying Funds.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies

Each Fund has adopted the following fundamental investment policies, which may not be changed without approval by the vote of a majority of such Fund’s outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

As a matter of fundamental policy, a Fund:

(a)       may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

(b)       may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

For the purposes of this restriction, collateral arrangements, including, for example, with respect to options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margin, are not deemed to be the issuance of a senior security;

(c)       may not make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rule or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

(d)       may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit a Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

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(e)       may purchase or sell commodities to the extent permitted by applicable law; and

(f)       may not act as an underwriter of securities, except that a Fund may acquire restricted securities under circumstances in which, if such securities were sold, such Fund might be deemed to be an underwriter for purposes of the Securities Act.

As a fundamental policy, the Funds are diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Fund’s assets consist of:

•	Cash or cash items;
•	Government securities;

•	Securities of other investment companies; and
•	Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.

Non-Fundamental Investment Policies

The Funds may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

MANAGEMENT OF THE FUNDS

The Adviser

The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the “Advisory Agreement”) to provide investment advice and, in general, to conduct the management and investment program of the Funds under the supervision of each Fund’s Board (see “Management of the Funds” in the Prospectus). The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

The Adviser is a leading global investment management firm supervising client accounts with assets as of September 30, 2019, totaling approximately $592 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

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As of September 30, 2019, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

AXA Equitable Holdings and its subsidiaries	63.8%
AllianceBernstein Holding L.P.	35.4
Unaffiliated holders	0.8
100.0%

AXA Equitable Holdings, Inc. (“EQH”) is a leading financial services company in the U.S. and is comprised of two well-established principal franchises, AXA Equitable Life Insurance Company and AllianceBernstein. As of September 30, 2019, EQH owned approximately 4.2% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding L.P. (“AB Holding”). AllianceBernstein Corporation (an indirect wholly-owned subsidiary of EQH, “GP”) is the general partner of both AB Holding and the Adviser. The GP owns 100,000 general partnership units in AB Holding and a 1% general partnership interest in the Adviser.

Including both the general partnership and limited partnership interests in AB Holding and the Adviser, EQH and its subsidiaries have an approximate 65.3% economic interest in the Adviser as of September 30, 2019.

See “Management of the Funds – Investment Adviser” in the Funds’ Prospectus for additional information about the ownership structure of EQH and the Adviser and related matters.

Advisory Agreements and Expenses

Under the Funds’ Advisory Agreement, the Adviser serves as the “manager of managers” for the Funds and, subject to oversight by the Board, has ultimate responsibility for monitoring and coordinating the management of the Funds, including monitoring the Underlying Funds and sub-advisers for the Funds and ensuring that asset allocations are consistent with the Funds’ investment guidelines.

The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by each Fund, including, for example, office facilities, and any expenses incurred in promoting the sale of Funds shares (other than the portion of the promotional expenses borne by each Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Funds’ prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities). Each Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses.

The Advisory Agreement continues in effect from year to year with respect to all Funds except Multi-Manager Select 2060 Fund, and will continue in effect with respect to Multi-Manager Select 2060 Fund for two years from its effective date of February 1, 2019 and thereafter from year to year, provided that its continuance is specifically approved at least

49

annually by majority vote of the holders of the outstanding voting securities of the Fund or by the Directors, and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement or “interested persons” of any such party at a meeting in person called for the purpose of voting on such matter. Most recently, the continuance of the Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Board of Directors at a meeting held on July 30-31, 2019.

Any material amendment to the Advisory Agreement must be approved by the vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Directors who are not interested persons of the Funds or the Adviser. The Advisory Agreement may be terminated without penalty by the Adviser, by vote of the Directors, or by vote of a majority of the outstanding voting securities of the relevant Fund upon 60 days’ written notice, and it terminates automatically in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

Effective as of December 18, 2014, each Fund has contractually agreed to pay a monthly management fee to the Adviser at an annualized rate of .15% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its fee and/or to bear certain expenses until November 30, 2020 to the extent necessary to prevent each Fund’s operating expenses, on an annualized basis, from exceeding the amounts indicated for the class and Fund listed below (less acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs).

Fund	Share Class	Prior Expense Cap (Effective December 1, 2017 until November 30, 2018)	Prior Expense Cap (Effective December 1, 2018 until November 30, 2019)		Current Expense Cap (Effective December 1, 2019)

Multi-Manager Select Retirement	Class A	0.45%	0.46%		0.47%
Allocation Fund	Class C	1.20%	1.21%	*	0.47%
	Advisor Class	0.20%	0.21%		0.22%
	Class R	0.70%	0.71%	*	0.47%
	Class K	0.45%	0.46%		0.47%
	Class I	0.20%	0.21%		0.22%
	Class Z	0.20%	0.21%		0.22%

Multi-Manager Select 2010 Fund	Class A	0.39%	0.41%		0.43%
	Class C	1.14%	1.16%	*	0.43%
	Advisor Class	0.14%	0.16%		0.18%
	Class R	0.64%	0.66%	*	0.43%
	Class K	0.39%	0.41%		0.43%
	Class I	0.14%	0.16%		0.18%
	Class Z	0.14%	0.16%		0.18%

Multi-Manager Select 2015 Fund	Class A	0.35%	0.37%		0.39%
	Class C	1.10%	1.12%	*	0.39%

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Fund	Share Class	Prior Expense Cap (Effective December 1, 2017 through November 30, 2018)	Prior Expense Cap (Effective December 1, 2018 until November 30, 2019)		Current Expense Cap (Effective November 30, 2019)

	Advisor Class	0.10%	0.12%		0.14%
	Class R	0.60%	0.62%	*	0.39%
	Class K	0.35%	0.37%		0.39%
	Class I	0.10%	0.12%		0.14%
	Class Z	0.10%	0.12%		0.14%

Multi-Manager Select 2020 Fund	Class A	0.37%	0.38%		0.39%
	Class C	1.12%	1.13%	*	0.39%
	Advisor Class	0.12%	0.13%		0.14%
	Class R	0.62%	0.63%	*	0.39%
	Class K	0.37%	0.38%		0.39%
	Class I	0.12%	0.13%		0.14%
	Class Z	0.12%	0.13%		0.14%

Multi-Manager Select 2025 Fund	Class A	0.38%	0.37%		0.38%
	Class C	1.13%	1.12%	*	0.38%
	Advisor Class	0.13%	0.12%		0.13%
	Class R	0.63%	0.62%	*	0.38%
	Class K	0.38%	0.37%		0.38%
	Class I	0.13%	0.12%		0.13%
	Class Z	0.13%	0.12%		0.13%

Multi-Manager Select 2030 Fund	Class A	0.40%	0.38%		0.39%
	Class C	1.15%	1.13%	*	0.39%
	Advisor Class	0.15%	0.13%		0.14%
	Class R	0.65%	0.63%	*	0.39%
	Class K	0.40%	0.38%		0.39%
	Class I	0.15%	0.13%		0.14%
	Class Z	0.15%	0.13%		0.14%

Multi-Manager Select 2035 Fund	Class A	0.40%	0.38%		0.40%
	Class C	1.15%	1.13%	*	0.40%
	Advisor Class	0.15%	0.13%		0.15%
	Class R	0.65%	0.63%	*	0.40%
	Class K	0.40%	0.38%		0.40%
	Class I	0.15%	0.13%		0.15%
	Class Z	0.15%	0.13%		0.15%

Multi-Manager Select 2040 Fund	Class A	0.41%	0.39%		0.41%
	Class C	1.16%	1.14%	*	0.41%
	Advisor Class	0.16%	0.14%		0.16%
	Class R	0.66%	0.64%	*	0.41%
	Class K	0.41%	0.39%		0.41%
	Class I	0.16%	0.14%		0.16%
	Class Z	0.16%	0.14%		0.16%

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Fund	Share Class	Prior Expense Cap (Effective December 1, 2017 through November 30, 2018)	Prior Expense Cap (Effective December 1, 2018 until November 30, 2019)		Current Expense Cap (Effective November 30, 2019)

Multi-Manager Select 2045 Fund	Class A	0.41%	0.40%		0.42%
	Class C	1.16%	1.15%	*	0.42%
	Advisor Class	0.16%	0.15%		0.17%
	Class R	0.66%	0.65%	*	0.42%
	Class K	0.41%	0.40%		0.42%
	Class I	0.16%	0.15%		0.17%
	Class Z	0.16%	0.15%		0.17%

Multi-Manager Select 2050 Fund	Class A	0.42%	0.39%		0.41%
	Class C	1.17%	1.14%	*	0.41%
	Advisor Class	0.17%	0.14%		0.16%
	Class R	0.67%	0.64%	*	0.41%
	Class K	0.42%	0.39%		0.41%
	Class I	0.17%	0.14%		0.16%
	Class Z	0.17%	0.14%		0.16%

Multi-Manager Select 2055 Fund	Class A	0.42%	0.39%		0.41%
	Class C	1.17%	1.14%	*	0.41%
	Advisor Class	0.17%	0.14%		0.16%
	Class R	0.67%	0.64%	*	0.41%
	Class K	0.42%	0.39%		0.41%
	Class I	0.17%	0.14%		0.16%
	Class Z	0.17%	0.14%		0.16%

		Prior Expense Cap (Effective February 1, 2019 until November 30, 2019)	Current Expense Cap (Effective November 30, 2019)

Multi-Manager Select 2060 Fund	Class A	0.39%	0.38%
	Class C	1.14%*	0.38%
	Advisor Class	0.14%	0.13%
	Class R	0.64%*	0.38%
	Class K	0.39%	0.38%
	Class I	0.14%	0.13%
	Class Z	0.14%	0.13%
______________________
*	From November 12, 2019 until November 30, 2019, the expense cap for Class C shares was 0.75% lower than as stated above, and the expense cap for Class R shares was 0.25% lower than as stated above.
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For the Funds’ three most recent fiscal years or since inception, the Adviser’s advisory fees for each Fund were as follows:

Fund	Advisory Fees	Amounts Waived or Reimbursed under Fee Waiver and/or Expense Reimbursement Agreement

Multi-Manager Select Retirement Allocation Fund
2019	$0	$18,572
2018	0	17,516
2017	0	14,465

Multi-Manager Select 2010 Fund
2019	$0	$26,570
2018	0	25,280
2017	0	20,459

Multi-Manager Select 2015 Fund
2019	$0	$70,068
2018	0	65,692
2017	0	64,506

Multi-Manager Select 2020 Fund
2019	$0	$153,333
2018	0	144,161
2017	0	132,235

Multi-Manager Select 2025 Fund
2019	$0	$233,445
2018	0	217,779
2017	0	184,754

Multi-Manager Select 2030 Fund
2019	$0	$193,378
2018	0	172,506
2017	0	134,396

Multi-Manager Select 2035 Fund
2019	$0	$187,861
2018	0	162,320
2017	0	117,296

Multi-Manager Select 2040 Fund
2019	$0	$117,569
2018	0	104,788
2017	0	87,840

Multi-Manager Select 2045 Fund
2019	$0	$102,808
2018	0	90,925
2017	0	70,850

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Fund	Advisory Fees	Amounts Waived or Reimbursed under Fee Waiver and/or Expense Reimbursement Agreement

Multi-Manager Select 2050 Fund
2019	$0	$46,369
2018	0	35,935
2017	0	28,787

Multi-Manager Select 2055 Fund
2019	$0	$54,157
2018	0	43,219
2017	0	29,883

Multi-Manager Select 2060 Fund
2019	$0	$206

To the extent that a Fund invests in AB Government Money Market Portfolio (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund in an amount equal to the Fund’s pro rata share of the AB Government Money Market Portfolio’s effective management fee. This agreement will remain in effect until November 30, 2020 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. To the extent that a Fund invests securities lending cash collateral in the AB Government Money Market Portfolio, the Adviser has also agreed to waive a portion of the Fund’s share of the advisory fees of AB Government Money Market Portfolio.

In connection with the investment by the Funds in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Multi-Manager Select Retirement Allocation Fund, Multi-Manager Select 2010 Fund, Multi-Manager Select 2015 Fund, Multi-Manager Select 2020 Fund, Multi-Manager Select 2025 Fund, Multi-Manager Select 2030 Fund, Multi-Manager Select 2035 Fund, Multi-Manager Select 2040 Fund, Multi-Manager Select 2045 Fund, Multi-Manager Select 2050 Fund and Multi-Manager Select 2055 Fund in the amount of $133, $147, $340, $819, $1,291, $1,128, $1,186, $701, $679, $307 and $352, respectively, for the fiscal year ended July 31, 2018, and $55, $94, $237, $490, $582, $637, $646, $397, $398, $199 and $264, respectively, for the fiscal year ended July 31, 2019. In connection with the investment by the Multi-Manager Select 2060 Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee in the amount of $0 for the fiscal period ended July 31, 2019.

The Adviser is also responsible for the management of the portfolio investments of the AB Mutual Funds used as Underlying Funds.

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ALL FUNDS

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AB Bond Fund, Inc., AB Core Opportunities Fund, Inc., AB Corporate Shares, AB Discovery Growth Fund, Inc., AB Equity Income Fund, Inc., AB Fixed-Income Shares, Inc., AB Global Bond Fund, Inc., AB Global Real Estate Investment Fund, Inc., AB Global Risk Allocation Fund, Inc., AB High Income Fund, Inc., AB Institutional Funds, Inc., AB Large Cap Growth Fund, Inc., AB Municipal Income Fund, Inc., AB Municipal Income Fund II, AB Relative Value Fund, Inc., AB Sustainable Global Thematic Fund, Inc., AB Sustainable International Thematic Fund, Inc., AB Trust, AB Unconstrained Bond Fund, Inc., AB Variable Products Series Fund, Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., and The AB Portfolios, all registered open-end investment companies; and to AB Multi-Manager Alternative Fund, AllianceBernstein Global High Income Fund, Inc. and AllianceBernstein National Municipal Income Fund, Inc., all registered closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the “AB Fund Complex”, while all of these investment companies, except Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc. and AB Multi-Manager Alternative Fund, are referred to collectively below as the “AB Funds”.

Certain other clients of the Adviser have investment objectives and policies similar to those of the Funds. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by one or more Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the Adviser’s clients (including a Fund) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

Manager of Managers Structure

Subject to the ultimate responsibility of the Board, the Adviser has the responsibility to oversee a Fund’s sub-adviser or additional future sub-advisers and to recommend their hiring, termination and replacement. The Adviser received exemptive relief from the SEC that permits the Adviser, with respect to the Funds, to appoint and replace sub-advisers, and enter into, amend and terminate sub-advisory agreements with sub-advisers, subject to Board approval but without shareholder approval (the “Manager of Managers Structure”). The use of the Manager of Managers Structure with respect to a Fund is subject to certain conditions set forth in the SEC exemptive order.

The Manager of Managers Structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining approvals of a new sub-advisory (or trading) agreement. The Manager of Managers Structure does not permit the Adviser’s investment management fees to increase without shareholder approval.

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Sub-Adviser

Pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”), the Fund’s investments, other than those selected by the Adviser, are selected by Morningstar, located at 22 West Washington Street, Chicago, IL 60602.  Morningstar is part of the Morningstar Investment Management group, which provides comprehensive retirement, investment advisory, and portfolio management services for financial institutions, plan sponsors, and advisers around the world.  The Morningstar Investment Management group had approximately $146 billion in assets under advisement or management as of September 30, 2019.

The Sub-Advisory Agreement continues in effect from year to year provided that its continuance is specifically approved at least annually by majority vote of the holders of the outstanding voting securities of the Fund or by the Directors, and, in either case, by a majority of the Directors who are not parties to the Sub-Advisory Agreement or “interested persons” of any such party at a meeting in person called for the purpose of voting on such matter. Most recently, the Sub-Advisory Agreement, as amended, was approved for an annual term commencing on November 30, 2019, by a vote, cast in person, of the Board of Directors held on July 30-31, 2019. The Sub-Advisory Agreement may be terminated without penalty by the Adviser, by vote of the Directors, or by vote of a majority of the outstanding voting securities of the relevant Fund upon 60 days’ written notice, and it terminates automatically in the event of its assignment or in the event the Advisory Agreement is assigned or terminates for any other reason. The Sub-Adviser may terminate the Sub-Advisory Agreement on 60 days’ written notice to the Fund and the Adviser.

For the three most recent fiscal years or since inception, the Adviser paid to the Sub-Adviser the following sub-advisory fees:

Fund	Sub-Advisory Fees	Percentage of the Fund’s Average Daily Net Assets

Multi-Manager Select Retirement
Allocation Fund
2019	$6,192	0.05%
2018	$7,214	0.06%
2017	$8,679	0.09%

Multi-Manager Select 2010 Fund
2019	$8,861	0.05%
2018	$10,500	0.06%
2017	$12,269	0.09%

Multi-Manager Select 2015 Fund
2019	$23,390	0.05%
2018	$27,738	0.06%
2017	$38,683	0.09%

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Fund	Sub-Advisory Fees	Percentage of the Fund’s Average Daily Net Assets

Multi-Manager Select 2020 Fund
2019	$51,131	0.05%
2018	$60,204	0.06%
2017	$79,355	0.09%

Multi-Manager Select 2025 Fund
2019	$77,848	0.05%
2018	$91,409	0.06%
2017	$110,875	0.09%

Multi-Manager Select 2030 Fund
2019	$64,521	0.05%
2018	$71,712	0.06%
2017	$80,675	0.09%

Multi-Manager Select 2035 Fund
2019	$62,678	0.05%
2018	$67,178	0.06%
2017	$70,458	0.09%

Multi-Manager Select 2040 Fund
2019	$39,234	0.05%
2018	$43,866	0.06%
2017	$52,727	0.09%

Multi-Manager Select 2045 Fund
2019	$34,307	0.05%
2018	$37,833	0.06%
2017	$42,546	0.09%

Multi-Manager Select 2050 Fund
2019	$15,480	0.05%
2018	$14,899	0.06%
2017	$17,288	0.09%

Multi-Manager Select 2055 Fund
2019	$18,083	0.05%
2018	$17,897	0.06%
2017	$17,967	0.09%

Multi-Manager Select 2060 Fund
2019	$70	0.05%

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Board of Directors Information

Certain information concerning the Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTOR- SHIPS CURRENTLY HELD BY DIRECTOR

INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,# Chairman of the Board 78 (2014)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	91	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,# 75 (2014)	Private Investor since prior to 2014. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities	91	None

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NAME, ADDRESS*, AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTOR- SHIPS CURRENTLY HELD BY DIRECTOR

	Inc. He has served as a director or trustee of the AB Funds since 2005.

Nancy P. Jacklin,# 71 (2014)

Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.

		91	None

Carol C. McMullen,# 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of	91	None

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NAME, ADDRESS*, AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTOR- SHIPS CURRENTLY HELD BY DIRECTOR

	Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.

Garry L. Moody,# 67 (2014)	Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication .	91	None

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NAME, ADDRESS*, AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTOR- SHIPS CURRENTLY HELD BY DIRECTOR

	focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.

Earl D. Weiner,# 80 (2014)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	91	None

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NAME, ADDRESS*, AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTOR- SHIPS CURRENTLY HELD BY DIRECTOR

INTERESTED DIRECTOR

Robert M. Keith,+ 1345 Avenue of the Americas New York, NY 10105 58 (2014)	Senior Vice President of the Adviser++ and the head of AllianceBernstein Investments, Inc. (“ABI”)++ since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	91	None

________________
*	The address for each of the Company’s Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department – Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.
**	There is no stated term of office for the Directors.
#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Mr. Keith is an “interested person”, as defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Company due to his affiliation with the Adviser.

++	The Adviser and ABI are affiliates of the Company.

The business and affairs of the Funds are overseen by the Board. Directors who are not “interested persons” of the Funds as defined in the 1940 Act, are referred to as “Independent Directors”, and Directors who are “interested persons” of the Funds are referred to as “Interested Directors”. Certain information concerning the Funds’ governance structure and each Director is set forth below.

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Experience, Skills, Attributes, and Qualifications of the Funds’ Directors. The Governance and Nominating Committee of the Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director the Governance and Nominating Committee considers the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Board believes contributes to good governance for the Fund. In assessing diversity of experience, the Governance and Nominating Committee takes account of a candidate’s educational and professional background, but also the diversity of experience a candidate derives from race, gender, ethnicity, religion, nationality, disability, sexual orientation, or cultural background. Additional information concerning the Governance and Nominating Committee’s consideration of nominees appears in the description of the Committee below.

The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Funds and protecting the interests of stockholders. The Board has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director’s commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that the Director should serve (or continue to serve) as director of the Funds, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Funds’ independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Funds and other AB Funds as noted in the table above: Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AB funds and as Chairman of a non-AB closed-end fund; Ms. Jacklin has experience as a financial services regulator, as U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), as a financial services lawyer in private practice, and has served as Chair of the Governance and Nominating Committees of the AB Funds since August 2014; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AB Funds; Ms. McMullen has experience as a management consultant and as a director of various private companies and non-profit

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organizations, as well as extensive asset management experience at a number of companies, including as an executive in the areas of portfolio management, research, and sales and marketing; Mr. Moody, a certified public accountant, has extensive experience in the asset management industry as a senior executive of a large fund complex and as Vice Chairman and U.S. and Global Investment Management Practice Managing Partner for a major accounting firm, and is a member of the Trustee Advisory Board of BoardIQ (a biweekly publication focused on issues and news affecting directors of mutual funds), is a governor on the Board of the Investment Company Institute (the leading association representing regulated funds, including mutual funds, exchange-traded funds and closed-end funds), is a member of the Governing Council of the Independent Directors Council (a group created by the Investment Company Institute that aims to advance the education, communication and policy positions of investment company independent directors), and has served as a director or trustee and Chairman of the Audit Committees of the AB Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships, and has served as Chairman of the AB Funds since January 2014 and Chairman of the Independent Directors Committees of such AB Funds since February 2014; and Mr. Weiner has experience as a securities lawyer whose practice included registered investment companies and as a director or trustee of various non-profit organizations and as Chairman or Vice Chairman of a number of them, and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014. The disclosure herein of a director’s experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Board Structure and Oversight Function. The Funds’ Board is responsible for oversight of the Funds. Each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund’s other service providers in the operations of that Fund in accordance with the Fund’s investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund’s charter and bylaws. The Board typically meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established three standing committees – the Audit, Governance and Nominating, and Independent Directors Committees – and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Director serves as Chairman of the Board. The Chairman’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and

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facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board’s leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Funds, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

Risk Oversight. Each Fund is subject to a number of risks, including investment, compliance and operational risks, including cyber risks. Day-to-day risk management with respect to a Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board’s general oversight of each Fund’s investment program and operations and is addressed as part of various regular Board and committee activities. Each Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Chief Risk Officer of the Adviser), the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, the Adviser’s internal legal counsel, the Adviser’s Chief Compliance Officer and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser’s risk management programs. In addition, the Directors receive regular updates on cyber security matters from the Adviser.

Not all risks that may affect the Funds can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals. As a result of the foregoing and other factors a Fund’s ability to manage risk is subject to substantial limitations.

Board Committees. The Board has three standing committees – an Audit Committee, a Governance and Nominating Committee and an Independent Directors Committee.

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The members of the Audit, Governance and Nominating and Independent Directors Committees are identified above.

The function of the Audit Committee is to assist the Board in its oversight of each Fund’s accounting and financial reporting policies and practices. The Audit Committee of the Funds met three times during the Funds’ most recently completed fiscal year for the Funds (except Multi-Manager Select 2060 Fund) and met once during the most recently completed fiscal period for the Multi-Manager Select 2060 Fund.

The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee of the Funds met four times during the most recently completed fiscal year for the Funds (except Multi-Manager Select 2060 Fund) and met two times during the most recently completed fiscal year for the Multi-Manager Select 2060 Fund.

The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director’s ability to perform his or her duties. The Committee may consider candidates for nomination as Directors submitted by the Funds’ current Board members, officers, the Adviser, shareholders and other appropriate sources.

Pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a Director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund’s common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship

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of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an “interested person” of the Funds (as defined in the 1940 Act) and, if believed not to be an “interested person”, information regarding the candidate that will be sufficient for the Funds to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors’ and officers’ questionnaire if elected; (iv) the shareholder’s consent to be named as such by the Funds; (v) the class or series and number of all shares of the Funds owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on a Fund’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. “Associated person of the shareholder” means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate’s relevant knowledge, experience, and expertise, the candidate’s ability to carry out his or her duties in the best interests of the Fund, and the candidate’s ability to qualify as an Independent Director or Director. When assessing a candidate for nomination, the Committee considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

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The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee of the Funds met seven times during the most recently completed fiscal year for the Funds (except Multi-Manager Select 2060 Fund) and met four times during the most recently completed fiscal period for the Multi-Manager Select 2060 Fund.

The dollar range of the Funds’ securities owned by each Director and the aggregate dollar range of securities of funds in the AB Fund Complex owned by each Director are set forth below.

Dollar Range of Equity Securities in the Funds
As of December 31, 2018
Name of Director	Multi-Manager Select Retirement Allocation	Multi-Manager Select 2010	Multi-Manager Select 2015	Multi-Manager Select 2020

Michael J. Downey	None	None	None	None
Nancy P. Jacklin	None	None	None	None
Robert M. Keith	None	None	None	None
Carol C. McMullen	None	None	None	None
Garry L. Moody	None	None	None	None
Marshall C. Turner, Jr.	None	None	None	None
Earl D. Weiner	None	None	None	None

Name of Director	Multi-Manager Select 2025	Multi-Manager Select 2030	Multi-Manager Select 2035	Multi-Manager Select 2040

Michael J. Downey	None	None	None	None
Nancy P. Jacklin	None	None	None	None
Robert M. Keith	None	None	None	None
Carol C. McMullen	None	None	None	None
Garry L. Moody	None	None	None	None
Marshall C. Turner, Jr.	None	None	None	None
Earl D. Weiner	None	Over $100,000	Over $100,000	None

Name of Director	Multi-Manager Select 2045	Multi-Manager Select 2050	Multi-Manager Select 2055	Multi-Manager Select 2060

Michael J. Downey	None	None	None	None
Nancy P. Jacklin	None	None	None	None
Robert M. Keith	None	None	None	None
Carol C. McMullen	None	None	None	None
Garry L. Moody	None	None	None	None
Marshall C. Turner, Jr.	None	None	None	None
Earl D. Weiner	None	None	None	None

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AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN THE AB FUND COMPLEX AS OF DECEMBER 31, 2018

Michael J. Downey	Over $100,000
Nancy P. Jacklin	Over $100,000
Robert M. Keith	None
Carol C. McMullen	Over $100,000
Garry L. Moody	Over $100,000
Marshall C. Turner, Jr.	Over $100,000
Earl D. Weiner	Over $100,000

Officer Information

Certain information concerning the Company’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS

Robert M. Keith, 59	President and Chief Executive Officer	See biography above.
Daniel J. Loewy, 45	Senior Vice President

Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer for Dynamic Asset Allocation.

Christopher H. Nikolich, 50	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Head of Glide-Path Strategies (US) -- Multi-Asset Solutions.
Emilie D. Wrapp, 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.
Michael B. Reyes, 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2014.
Joseph J. Mantineo, 60	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2014.

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NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS

Vincent S. Noto, 54	Chief Compliance Officer

Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

Phyllis J. Clarke, 58	Controller	Vice President of ABIS**, with which she has been associated since prior to 2014.

___________________

*	The address for each of the Fund’s officers is 1345 Avenue of the Americas, New York, NY 10105.
**	The Adviser, ABI and ABIS are affiliates of the Company.

The Funds do not pay any fees to, or reimburse expenses of, its Directors who are considered “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. The aggregate compensation paid by the Funds to each of the Directors for the fiscal year or period ended July 31, 2019, the aggregate compensation paid to each Director during calendar year 2018 by the AB Fund Complex, and the total number of registered investment companies (and separate investment portfolios within the companies) in the AB Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Funds nor any other fund in the AB Fund Complex provide compensation in the form of pension or retirement benefits to any of the directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AB Fund Complex.

Name of Director	Aggregate Compensation From the Funds	Total Compensation From the AB Fund Complex, Including the Funds	Total Number of Registered Investment Companies in the AB Fund Complex, Including the Funds, as to which the Director is a Director or Trustee	Total Number of Investment Portfolios within the AB Fund Complex, Including the Funds, as to which the Director is a Director or Trustee

Michael J. Downey	$35,721	$299,250	25	91
William H. Foulk, Jr.*	$17,509	$299,250	25	91
Nancy P. Jacklin	$38,179	$319,250	25	91
Robert M. Keith	$0	$0	25	91
Carol C. McMullen	$35,721	$299,250	25	91
Garry L. Moody	$40,634	$339,250	25	91
Marshall C. Turner, Jr.	$56,874	$480,000	25	91
Earl D. Weiner	$35,721	$299,250	25	91
__________________
*	Mr. Foulk retired as a Director effective December 31, 2018.

As of November 1, 2019, the Directors and officers of each Fund as a group owned less than 1% of the shares of each Fund.

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Additional Information About the Funds’ Portfolio Managers

Decisions on allocations of fund assets among asset classes and the selection of fund complexes from which Underlying Funds will be chosen are made by the Adviser’s Multi-Asset Solutions Team comprised of senior portfolio managers. The Multi-Asset Solutions Team relies heavily on the Adviser’s growth, value and fixed-income investment teams and, in turn, the fundamental research of the Adviser’s internal research staff. Morningstar is responsible for the selection of Underlying Funds within each asset class. No one person is principally responsible for coordinating the Funds’ investments. The investment professionals[1] with the most significant responsibility for the day-to-day management of the Funds’ portfolios are Daniel J. Loewy and Christopher H. Nikolich of the Adviser and Brian Huckstep Morningstar (together, the “Portfolio Managers”). For additional information about the portfolio management of the Funds, see “Management of the Funds – Portfolio Managers” in the Prospectus.

The dollar ranges[2] of the equity securities of Multi-Manager Select 2040 Fund, Multi-Manager Select 2045 Fund and Multi-Manager Select 2055 Fund owned directly or beneficially by the Funds’ portfolio managers as of July 31, 2019 are set forth below. The Funds’ portfolio managers did not directly or beneficially own equity securities in any of the other Funds as of July 31, 2019.

Multi-Manager Select 2040 Fund
Daniel J. Loewy	$500,001-$1,000,000
Christopher H. Nikolich	None
Brian Huckstep	None

Multi-Manager Select 2045 Fund
Daniel J. Loewy	None
Christopher H. Nikolich	$100,001-$500,000
Brian Huckstep	None

Multi-Manager Select 2055 Fund
Daniel J. Loewy	$10,001-$50,000
Christopher H. Nikolich	None
Brian Huckstep	$10,001-$50,000

As of July 31, 2019, employees of the Adviser had approximately $44,672,268 invested in shares of all AB Mutual Funds (excluding AB Government Money Market Portfolio) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

__________

[1]	Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

[2]	The ranges presented include any vested shares awarded under the Adviser's Partners Compensation Plan.

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The following tables provide information regarding registered investment companies (other than the Fund addressed in the particular table), other pooled investment vehicles and other accounts over which the Funds’ portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2019.

-	Multi-Manager Select Retirement Allocation Fund
REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Daniel J. Loewy	36	$4,302,000,000	None	None
Christopher H. Nikolich	10	$558,000,000	None	None
Brian Huckstep	16	$1,431,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
Daniel J. Loewy	219	$34,525,000,000	None	None
Christopher H. Nikolich	204	$34,485,000,000	None	None
Brian Huckstep	12	$385,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Daniel J. Loewy	35	$9,655,000,000	None	None
Christopher H. Nikolich	23	$8,968,000,000	None	None
Brian Huckstep	20,900	$2,930,000,000	None	None

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-	Multi-Manager Select 2010 Fund

The information for other pooled investment vehicles and other accounts is the same as shown above for the Multi-Manager Select Retirement Allocation Fund.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Daniel J. Loewy	36	$4,298,000,000	None	None
Christopher H. Nikolich	10	$554,000,000	None	None
Brian Huckstep	16	$1,424,000,000	None	None

-	Multi-Manager Select 2015 Fund

The information for other pooled investment vehicles and other accounts is the same as shown above for the Multi-Manager Select Retirement Allocation Fund.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Daniel J. Loewy	36	$4,281,000,000	None	None
Christopher H. Nikolich	10	$538,000,000	None	None
Brian Huckstep	16	$1,396,000,000	None	None

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-	Multi-Manager Select 2020 Fund

The information for other pooled investment vehicles and other accounts is the same as shown above for the Multi-Manager Select Retirement Allocation Fund.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Daniel J. Loewy	36	$4,247,000,000	None	None
Christopher H. Nikolich	10	$503,000,000	None	None
Brian Huckstep	16	$1,340,000,000	None	None
-	Multi-Manager Select 2025 Fund

The information for other pooled investment vehicles and other accounts is the same as shown above for the Multi-Manager Select Retirement Allocation Fund.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Daniel J. Loewy	36	$4,215,000,000	None	None
Christopher H. Nikolich	10	$471,000,000	None	None
Brian Huckstep	16	$1,289,000,000	None	None

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-	Multi-Manager Select 2030 Fund

The information for other pooled investment vehicles and other accounts is the same as shown above for the Multi-Manager Select Retirement Allocation Fund.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Daniel J. Loewy	36	$4,220,000,000	None	None
Christopher H. Nikolich	10	$477,000,000	None	None
Brian Huckstep	16	$1,306,000,000	None	None

-	Multi-Manager Select 2035 Fund

The information for other pooled investment vehicles and other accounts is the same as shown above for the Multi-Manager Select Retirement Allocation Fund.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Daniel J. Loewy	36	$4,219,000,000	None	None
Christopher H. Nikolich	10	$476,000,000	None	None
Brian Huckstep	16	$1,311,000,000	None	None

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-	Multi-Manager Select 2040 Fund

The information for other pooled investment vehicles and other accounts is the same as shown above for the Multi-Manager Select Retirement Allocation Fund.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Daniel J. Loewy	36	$4,245,000,000	None	None
Christopher H. Nikolich	10	$501,000,000	None	None
Brian Huckstep	16	$1,356,000,000	None	None
-	Multi-Manager Select 2045 Fund

The information for other pooled investment vehicles and other accounts is the same as shown above for the Multi-Manager Select Retirement Allocation Fund.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Daniel J. Loewy	36	$4,250,000,000	None	None
Christopher H. Nikolich	10	$507,000,000	None	None
Brian Huckstep	16	$1,367,000,000	None	None

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-	Multi-Manager Select 2050 Fund

The information for other pooled investment vehicles and other accounts is the same as shown above for the Multi-Manager Select Retirement Allocation Fund.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Daniel J. Loewy	36	$4,281,000,000	None	None
Christopher H. Nikolich	10	$537,000,000	None	None
Brian Huckstep	16	$1,407,000,000	None	None
-	Multi-Manager Select 2055 Fund

The information for other pooled investment vehicles and other accounts is the same as shown above for the Multi-Manager Select Retirement Allocation Fund.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Daniel J. Loewy	36	$4,276,000,000	None	None
Christopher H. Nikolich	10	$532,000,000	None	None
Brian Huckstep	16	$1,400,000,000	None	None

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-	Multi-Manager Select 2060 Fund

The information for other pooled investment vehicles and other accounts is the same as shown above for the Multi-Manager Select Retirement Allocation Fund.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Daniel J. Loewy	36	$4,309,000,000	None	None
Christopher H. Nikolich	10	$565,000,000	None	None
Brian Huckstep	16	$1,442,000,000	None	None

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals of the Adviser, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser. The Adviser’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

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Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. The Adviser’s procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

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Portfolio Manager Compensation

The Adviser’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Funds. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Funds’ Prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

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EXPENSES OF THE FUNDS

In addition to the payments to the Adviser under the Investment Advisory Agreement described above, the Funds pay certain other costs including (a) brokerage and commission expenses, (b) federal, state and local taxes, including issue and transfer taxes incurred by or levied on a Fund, (c) interest charges on borrowings, if any, (d) fees and expenses of registering the shares of the Funds under the appropriate federal securities laws and of qualifying shares of the Funds under applicable state securities laws including expenses attendant upon renewing and increasing such registrations and qualifications, (e) expenses of printing and distributing the Funds’ prospectuses and other reports to shareholders, (f) costs of proxy solicitations, (g) transfer agency fees described below, (h) charges and expenses of the Funds’ custodian, (i) compensation of the Funds’ officers, Directors and employees who do not devote any part of their time to the affairs of the Adviser or its affiliates, (j) costs of stationery and supplies, and (k) such promotional expenses as may be contemplated by the Distribution Services Agreement described below.

Distribution Services Agreement

The Company has entered into a Distribution Services Agreement (the “Agreement”) with ABI, the Funds’ principal underwriter, to permit ABI to distribute each Fund’s shares and to permit each Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A, Class C, Class R and Class K shares in accordance with a plan of distribution that is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (the “Rule 12b-1 Plan”).

In approving the Rule 12b-1 Plan, the Directors determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit each Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

The Adviser, from time to time, and from its own funds or such other resources as may be permitted by rules of the SEC makes payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

The Rule 12b-1 Plan continues in effect with respect to each Fund and each class of shares thereof provided that each such continuance is specifically approved at least annually by a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto (the “Qualified Directors”) and by a vote of a majority of the entire Board cast in person at a meeting called for that purpose. Most recently, the Directors approved the continuance of the Rule 12b-1 Plan for an additional term at meetings held on July 31-August 2, 2019.

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All material amendments to the Agreement will become effective only on approval as provided in the preceding paragraph and the Plan may not be amended in order to materially increase the costs that the Funds may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Fund or the Class or classes of the Fund affected. The Agreement may be terminated (a) by any Fund without penalty at any time by a majority vote of the holders of the Fund’s outstanding voting securities voting separately by class, or by a majority vote of the Qualified Directors, or (b) by ABI. To terminate the Agreement, any party must give the other party 60 days’ written notice; to terminate the Plan only, a Fund is not required to give prior notice to ABI. The Agreement will terminate automatically in the event of its assignment. The Plan is of a type known as a “reimbursement plan”, which means that it reimburses the distributor for the actual costs of services rendered.

In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A shares, Class C, Class R or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by a Fund to ABI with respect to that class, and (ii) a Fund would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

Distribution services fees are accrued daily and paid monthly and are charged as expenses of each Fund as accrued. The distribution services fees attributable to the Class C, Class R and Class K shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge (“CDSC”) and distribution services fees on the Class C shares and the distribution services fee on Class R and Class K shares are the same as those of the initial sales charge and distribution services fees with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the relevant class of each Fund’s shares.

With respect to Class A shares of each Fund, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from each Fund in subsequent fiscal years. ABI’s compensation with respect to Class C, Class R and Class K shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class C, Class R and Class K shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees subsequently payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

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During the fiscal year or period ended July 31, 2019, the distribution services fees for the Funds’ expenditures, with respect to Class A shares, payable to ABI were as follows:

Fund	Distribution Services Fees for Expenditures Payable to ABI	Percentage Per Annum of the Aggregate Average Daily Net Assets Attributable to Class A Shares
Multi-Manager Select Retirement Allocation	$1,073.25%
Multi-Manager Select 2010	$1,272.25%
Multi-Manager Select 2015	$3,358.25%
Multi-Manager Select 2020	$11,373.25%
Multi-Manager Select 2025	$12,658.25%
Multi-Manager Select 2030	$18,134.25%
Multi-Manager Select 2035	$14,369.25%
Multi-Manager Select 2040	$10,635.25%
Multi-Manager Select 2045	$7,817.25%
Multi-Manager Select 2050	$3,281.25%
Multi-Manager Select 2055	$3,912.25%
Multi-Manager Select 2060	$27.25%

For the fiscal year or period ended July 31, 2019, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class A shares were as follows:

Category of Expense	Multi-Manager Select Retirement Allocation	Multi-Manager Select 2010	Multi-Manager Select 2015	Multi-Manager Select 2020

Advertising/ Marketing	$33	$39	$100	$386

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$9	$11	$26	$101

Compensation to Underwriters	$33,247	$2,259	$3,616	$15,273

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Category of Expense	Multi-Manager Select Retirement Allocation	Multi-Manager Select 2010	Multi-Manager Select 2015	Multi-Manager Select 2020

Compensation to Dealers (includes deduction for contingent deferred sales charges received by ABI)	$241	$291	$759	$2,680

Compensation to Sales Personnel	$108	$309	$361	$1,482

Interest, Carrying or Other Financing Charges	$0	$0	$0	$0

Other (Includes Personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$83	$98	$255	$960

Totals	$33,721	$3,007	$5,117	$20,882

Category of Expense	Multi-Manager Select 2025	Multi-Manager Select 2030	Multi-Manager Select 2035	Multi-Manager Select 2040

Advertising/ Marketing	$400	$571	$468	$371

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$104	$149	$122	$97

Compensation to Underwriters	$12,315	$18,998	$15,441	$10,308

Compensation to Dealers	$2,881	$3,974	$3,379	$2,627

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Category of Expense	Multi-Manager Select 2025	Multi-Manager Select 2030	Multi-Manager Select 2035	Multi-Manager Select 2040

Compensation to Sales Personnel	$1,701	$2,087	$2,083	$1,544

Interest, Carrying or Other Financing Charges	$0	$0	$0	$0

Other (Includes Personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$1,005	$1,413	$1,161	$917

Totals	$18,406	$27,192	$22,654	$15,864

Category of Expense	Multi-Manager Select 2045	Multi-Manager Select 2050	Multi-Manager Select 2055	Multi-Manager Select 2060

Advertising/ Marketing	$305	$104	$130	$1

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$79	$27	$34	$0

Compensation to Underwriters	$6,440	$4,408	$6,196	$16

Compensation to Dealers (includes deduction for contingent deferred sales charges received by ABI)	$1,683	$609	$768	$2

Compensation to Sales Personnel	$1,182	$515	$638	$2

Interest, Carrying or Other Financing Charges	$0	$0	$0	$0

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Category of Expense	Multi-Manager Select 2045	Multi-Manager Select 2050	Multi-Manager Select 2055	Multi-Manager Select 2060

Other (Includes Personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$754	$256	$323	$2

Totals	$10,443	$5,919	$8,089	$23

During the fiscal year or period ended July 31, 2019, the distribution services fees for the Funds’ expenditures, with respect to Class C shares, payable to ABI were as follows:

Fund	Distribution Services Fees for Expenditures Payable to ABI	Percentage Per Annum of the Aggregate Average Daily Net Assets Attributable to Class C Shares
Multi-Manager Select Retirement Allocation	$1,149	1.00%
Multi-Manager Select 2010	$650	1.00%
Multi-Manager Select 2015	$5,408	1.00%
Multi-Manager Select 2020	$12,264	1.00%
Multi-Manager Select 2025	$6,426	1.00%
Multi-Manager Select 2030	$15,503	1.00%
Multi-Manager Select 2035	$10,409	1.00%
Multi-Manager Select 2040	$7,716	1.00%
Multi-Manager Select 2045	$2,485	1.00%
Multi-Manager Select 2050	$756	1.00%
Multi-Manager Select 2055	$1,014	1.00%
Multi-Manager Select 2060	$65	1.00%

For the fiscal year or period ended July 31, 2019, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class C shares were as follows:

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Category of Expense	Multi-Manager Select Retirement Allocation	Multi-Manager Select 2010	Multi-Manager Select 2015	Multi-Manager Select 2020

Advertising/ Marketing	$8	$4	$37	$82

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$2	$1	$10	$22

Compensation to Underwriters	$1,057	$647	$5,406	$12,039

Compensation to Dealers (includes deduction for contingent deferred sales charges received by ABI)	$65	$37	$306	$690

Compensation to Sales Personnel	$27	$14	$117	$275

Interest, Carrying or Other Financing Charges	$0	$0	$0	$0

Other (Includes Personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$20	$11	$93	$208

Totals	$1,179	$714	$5,969	$13,316

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Category of Expense	Multi-Manager Select 2025	Multi-Manager Select 2030	Multi-Manager Select 2035	Multi-Manager Select 2040

Advertising/ Marketing	$43	$127	$69	$58

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$11	$34	$18	$15

Compensation to Underwriters	$6,750	$15,064	$13,224	$7,074

Compensation to Dealers	$299	$796	$431	$410

Compensation to Sales Personnel	$207	$725	$509	$355

Interest, Carrying or Other Financing Charges	$0	$0	$0	$0

Other (Includes Personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$108	$314	$174	$145

Totals	$7,418	$17,060	$14,425	$8,057

Category of Expense	Multi-Manager Select 2045	Multi-Manager Select 2050	Multi-Manager Select 2055	Multi-Manager Select 2060

Advertising/ Marketing	$18	$7	$7	$0

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$5	$2	$2	$0

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Category of Expense	Multi-Manager Select 2045	Multi-Manager Select 2050	Multi-Manager Select 2055	Multi-Manager Select 2060

Compensation to Underwriters	$2,368	$616	$879	$0

Compensation to Dealers	$(221)	$21	$36	$1

Compensation to Sales Personnel	$86	$24	$31	$1

Interest, Carrying or Other Financing Charges	$0	$0	$0	$0

Other (Includes Personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$46	$18	$18	$1

Totals	$2,302	$688	$973	$3

During the fiscal year or period ended July 31, 2019, the distribution services fees for the Funds’ expenditures, with respect to Class R shares, payable to ABI were as follows:

Fund	Distribution Services Fees for Expenditures Payable to ABI	Percentage Per Annum of the Aggregate Average Daily Net Assets Attributable to Class R Shares
Multi-Manager Select Retirement Allocation	$2,087.50%
Multi-Manager Select 2010	$1,822.50%
Multi-Manager Select 2015	$1,461.50%
Multi-Manager Select 2020	$22,559.50%
Multi-Manager Select 2025	$31,298.50%
Multi-Manager Select 2030	$13,115.50%
Multi-Manager Select 2035	$12,536.50%
Multi-Manager Select 2040	$10,754.50%
Multi-Manager Select 2045	$2,804.50%
Multi-Manager Select 2050	$4,269.50%
Multi-Manager Select 2055	$2,521.50%
Multi-Manager Select 2060	$26.50%

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For the fiscal year or period ended July 31, 2019, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class R shares were as follows:

Category of Expense	Multi-Manager Select Retirement Allocation	Multi-Manager Select 2010	Multi-Manager Select 2015	Multi-Manager Select 2020

Advertising/ Marketing	$49	$43	$36	$524

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$13	$11	$9	$139

Compensation to Underwriters	$2,038	$1,692	$1,429	$22,649

Compensation to Dealers	$310	$272	$223	$3,287

Compensation to Sales Personnel	$142	$138	$120	$2,663

Interest, Carrying or Other Financing Charges	$0	$0	$0	$0

Other (Includes Personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$120	$105	$87	$1,261

Totals	$2,672	$2,261	$1,904	$30,523

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Category of Expense	Multi-Manager Select 2025	Multi-Manager Select 2030	Multi-Manager Select 2035	Multi-Manager Select 2040

Advertising/ Marketing	$751	$322	$295	$245

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$202	$86	$79	$65

Compensation to Underwriters	$31,432	$13,095	$12,559	$10,780

Compensation to Dealers	$4,615	$1,977	$1,839	$1,546

Compensation to Sales Personnel	$5,444	$1,820	$1,893	$1,480

Interest, Carrying or Other Financing Charges	$0	$0	$0	$0

Other (Includes Personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$1,793	$774	$710	$588

Totals	$44,237	$18,074	$17,375	$14,704

Category of Expense	Multi-Manager Select 2045	Multi-Manager Select 2050	Multi-Manager Select 2055	Multi-Manager Select 2060

Advertising/ Marketing	$80	$98	$57	$0

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$21	$26	$15	$0

Compensation to Underwriters	$2,813	$4,172	$2,450	$0

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Category of Expense	Multi-Manager Select 2045	Multi-Manager Select 2050	Multi-Manager Select 2055	Multi-Manager Select 2060

Compensation to Dealers	$472	$618	$360	$1

Compensation to Sales Personnel	$446	$538	$369	$1

Interest, Carrying or Other Financing Charges	$0	$0	$0	$0

Other (Includes Personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$197	$236	$136	$1

Totals	$4,029	$5,688	$3,387	$3

During the fiscal year or period ended July 31, 2019, the distribution services fees for the Funds’ expenditures, with respect to Class K shares, payable to ABI were as follows:

Fund	Distribution Services Fees for Expenditures Payable to ABI	Percentage Per Annum of the Aggregate Average Daily Net Assets Attributable to Class K Shares
Multi-Manager Select Retirement Allocation	$26,259.25%
Multi-Manager Select 2010	$38,432.25%
Multi-Manager Select 2015	$90,862.25%
Multi-Manager Select 2020	$218,153.25%
Multi-Manager Select 2025	$338,343.25%
Multi-Manager Select 2030	$272,133.25%
Multi-Manager Select 2035	$274,787.25%
Multi-Manager Select 2040	$164,261.25%
Multi-Manager Select 2045	$149,551.25%
Multi-Manager Select 2050	$63,636.25%
Multi-Manager Select 2055	$78,923.25%
Multi-Manager Select 2060	$16.25%

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For the fiscal year or period ended July 31, 2019, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class K shares were as follows:

Category of Expense	Multi-Manager Select Retirement Allocation	Multi-Manager Select 2010	Multi-Manager Select 2015	Multi-Manager Select 2020

Advertising/ Marketing	$3	$43	$60	$114

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$1	$11	$16	$31

Compensation to Underwriters	$26,239	$38,409	$90,733	$217,908

Compensation to Dealers	$1,622	$2,615	$5,802	$14,027

Compensation to Sales Personnel	$17	$131	$214	$378

Interest, Carrying or Other Financing Charges	$0	$0	$0	$0

Other (Includes Personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$8	$107	$155	$310

Totals	$27,890	$41,316	$96,980	$232,768

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Category of Expense	Multi-Manager Select 2025	Multi-Manager Select 2030	Multi-Manager Select 2035	Multi-Manager Select 2040

Advertising/ Marketing	$202	$321	$175	$74

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$55	$85	$47	$20

Compensation to Underwriters	$337,945	$271,910	$274,653	$164,131

Compensation to Dealers	$21,847	$18,992	$18,345	$10,976

Compensation to Sales Personnel	$756	$1,057	$673	$318

Interest, Carrying or Other Financing Charges	$0	$0	$0	$0

Other (Includes Personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$531	$848	$454	$201

Totals	$361,336	$293,213	$294,347	$175,720

Category of Expense	Multi-Manager Select 2045	Multi-Manager Select 2050	Multi-Manager Select 2055	Multi-Manager Select 2060

Advertising/ Marketing	$194	$26	$75	$0

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$52	$7	$21	$0

Compensation to Underwriters	$149,443	$63,600	$78,903	$3

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Category of Expense	Multi-Manager Select 2045	Multi-Manager Select 2050	Multi-Manager Select 2055	Multi-Manager Select 2060

Compensation to Dealers	$10,678	$4,288	$5,702	$1

Compensation to Sales Personnel	$673	$124	$340	$1

Interest, Carrying or Other Financing Charges	$0	$0	$0	$0

Other (Includes Personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$499	$71	$209	$1

Totals	$161,539	$68,116	$85,250	$6

For the fiscal year or period ended July 31, 2019, the amount of, and percentage of each class’s net assets, of unreimbursed distribution expenses incurred and carried over of reimbursement in future years in respect of the Class C, Class R and Class K shares of each Fund were as follows:

Class	Multi-Manager Select Retirement Allocation	Multi-Manager Select 2010	Multi-Manager Select 2015	Multi-Manager Select 2020

Class C	$29	$64	$561	$1,051

(% of the net assets of Class C)	0.03%	0.11%	0.11%	0.08%

Class R	$585	$439	$443	$7,964

(% of the net assets of Class R)	0.15%	0.11%	0.14%	0.14%

Class K	$1,631	$2,883	$6,118	$14,614

(% of the net assets of Class K)	0.02%	0.02%	0.02%	0.02%

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Class	Multi-Manager Select 2025	Multi-Manager Select 2030	Multi-Manager Select 2035	Multi-Manager Select 2040

Class C	$993	$1,556	$4,016	$341

(% of the net assets of Class C)	0.15%	0.09%	0.28%	0.04%

Class R	$12,940	$4,958	$4,840	$3,951

(% of the net assets of Class R)	0.17%	0.17%	0.14%	0.14%

Class K	$22,994	$21,079	$19,559	$11,459

(% of the net assets of Class K)	0.02%	0.02%	0.02%	0.02%

Class	Multi-Manager Select 2045	Multi-Manager Select 2050	Multi-Manager Select 2055	Multi-Manager Select 2060

Class C	$0	$0	$0	$0

(% of the net assets of Class C)	0.00%	0.00%	0.00%	0.00%

Class R	$1,226	$1,420	$865	$0

(% of the net assets of Class R)	0.18%	0.13%	0.13%	0.00%

Class K	$11,988	$4,480	$6,327	$0

(% of the net assets of Class K)	0.02%	0.02%	0.02%	0.00%

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Transfer Agency Agreement

ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 8000 IH 10 W, 13th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares of each Fund, plus reimbursement for out-of-pocket expenses. For the fiscal year or period ended July 31, 2019 for Multi-Manager Select Retirement Allocation, Multi-Manager Select 2010, Multi-Manager Select 2015, Multi-Manager Select 2020, Multi-Manager Select 2025, Multi-Manager Select 2030, Multi-Manager Select 2035, Multi-Manager Select 2040, Multi-Manager Select 2045, Multi-Manager Select 2050, Multi-Manager Select 2055 and Multi-Manager Select 2060, the Fund paid ABIS $17,986, $17,985, $20,569, $49,189, $74,709, $59,993, $60,400, $37,124, $32,456, $17,805 and $19,674 and $46, respectively, for transfer agency services.

ABIS acts as the transfer agent for each Fund. ABIS registers the transfer, issuance and redemption of shares of the Funds and disburses dividends and other distributions to Fund shareholders.

Many shares of the Funds are owned by selected dealers or selected agents (as defined below), financial intermediaries or other financial representatives (“financial intermediaries”) for the benefit of their customers. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. Financial intermediaries and recordkeepers, who may have affiliated financial intermediaries who sell shares of the AB Mutual Funds, may be paid by a Fund, the Adviser, ABI and ABIS (i) account fees in amounts up to $19 per account per annum, (ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held through the intermediary, or (iii) a combination of both. These amounts include fees for shareholder servicing, sub-transfer agency, sub-accounting and recordkeeping services. These amounts do not include fees for shareholder servicing that may be paid separately by the Fund pursuant to its Rule 12b-1 plan. Amounts paid by a Fund for these services are included in “Other Expenses” under “Fees and Expenses of the Fund” in the Summary Information section of the Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.
Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

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Securities Lending Agreement

State Street Bank and Trust Company (“State Street”) serves as the securities lending agent to the Funds and is responsible for the implementation and administration of a securities lending program pursuant to a Securities Lending Authorization Agreement (“Securities Lending Agreement”). Pursuant to the Securities Lending Agreement, State Street provides the following services: effecting loans of Fund securities to any person on a list of approved borrowers; determining whether a loan shall be made and negotiating and establishing the terms and conditions of the loan with the borrower; ensuring that payments relating to distributions on loaned securities are timely and properly credited to a Fund’s account; collateral management (including valuation and daily mark-to-market obligations); cash collateral reinvestment in accordance with the Securities Lending Agreement; and maintaining records and preparing reports regarding loans that are made and the income derived therefrom.

The Funds, except for Multi-Manager Select 2015 Fund and Multi-Manager Select 2045 Fund, did not engage in any securities lending activities during the most recent fiscal year or period. The Multi-Manager Select 2015 Fund and Multi-Manager Select 2045 earned income and paid fees and compensation related to their securities lending activities during the most recent fiscal year follows:

	Multi-Manager Select 2015 Fund	Multi-Manager Select 2045 Fund
Gross income from securities lending activities	$11	$14
Fees paid to securities lending agent from revenue split	$0	$1
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0	$0
Administrative fees not included in the revenue split	$0	$0
Indemnification fees not included in the revenue split	$0	$0
Rebate (paid to borrow)	$10	$0
Other fees not included in revenue split	$0	$0
Aggregate fees and/or compensation for securities lending activities	$10	$1
Net income from securities lending activities	$1	$13

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PURCHASE OF SHARES

Shares of each Fund are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase (“Class A shares”), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC (“Class C shares”), to Group Retirement Plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC (“Class R shares”), to Group Retirement Plans eligible to purchase Class K shares, without any initial sales charge or CDSC (“Class K shares”), to Group Retirement Plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC (“Class I shares”), to investors eligible to purchase Class Z shares, without any initial sales charge or CDSC (“Class Z shares”), or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC (“Advisor Class shares”), in each case as described below. “Group Retirement Plans” are defined as 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Funds. All of the classes of shares of the Funds, except the Class I, Class Z and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of each Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the Financial Industry Regulatory Authority (FINRA) and have entered into selected dealer agreements with ABI (“selected dealers”), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with ABI (“selected agents”) and (iii) ABI.

Investors may purchase shares of a Fund either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by each Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Funds are not responsible for, and have no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing a Fund’s shares may receive differing compensation for selling different classes of shares.

In order to open your account, the Funds or your financial intermediary are required to obtain certain information from you for identification purposes. This information may include name, date of birth, physical address, social security/taxpayer identification number and ownership/control information (for certain legal entities). Ownership/control information for legal entities may include the name, date of birth, physical address, and identification number (generally a social security or taxpayer identification number) of owners/controlling persons. It will not be possible to establish your account without this information. If the Funds or your

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financial intermediary are unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Frequent Purchases and Redemptions of Fund Shares

The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Funds shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.

Risks Associated With Excessive or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Fund ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as “time zone arbitrage”). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

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A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or that have a limited public float has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). All Funds may be adversely affected by price arbitrage.

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds will seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares to the extent they are detected by the procedures described below, subject to the Funds’ ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

•	Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Fund shares, the Funds may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.
•	Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Funds will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or “blocking” future purchase or exchange activity. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund’s current
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Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be “locked” into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant’s privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Purchase of Shares

Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If a Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

The public offering price of shares of each Fund is its NAV, plus, in the case of Class A shares of the Fund, a sales charge. On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which the Fund invests might materially affect the value of the Fund’s shares, the NAV per share is computed at the Fund Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) by dividing the value of a Fund’s total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

The respective NAVs of the various classes of shares of each Fund are expected to be substantially the same. However, the NAVs of the Class C and Class R shares of the Fund will generally be slightly lower than the NAVs of the Class A, Class K, Class I, Class Z and Advisor Class shares of the Fund, as a result of the differential daily expense accruals of the

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higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

Each Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their NAV next-determined (plus applicable Class A sales charges), as described below. Orders received by ABI prior to the Fund Closing Time on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchases of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the Fund Closing Time. The financial intermediary is responsible for transmitting such orders by a prescribed time to a Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day’s NAV. If the financial intermediary receives the order after the Fund Closing Time, the price received by the investor will be based on the NAV determined as of the Fund Closing Time on the next business day.

Each Fund may, at its sole option, accept securities as payment for shares of the Fund, including from certain affiliates of the Fund in accordance with the Fund’s procedures, if the Adviser believes that the securities are appropriate investments for the Fund. The securities are valued by the method described under “Net Asset Value” below as of the date the Fund receives the securities and corresponding documentation necessary to transfer the securities to the Fund. This is a taxable transaction to the shareholder.

Following the initial purchase of the Fund’s shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an “Autobuy” application, both of which may be obtained by calling the “For Literature” telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association (“NACHA”). Telephone purchase requests must be received before the Fund Closing Time to receive that day’s public offering price. Telephone purchase requests received after the Fund Closing Time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the Fund Closing Time on the following day.

Full and fractional shares are credited to a shareholder’s account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Funds, a Fund will not issue share certificates representing shares of the Fund. Ownership of the Fund’s shares will be shown on the books of the Fund’s transfer agent. Lost certificates will not be replaced with another certificate, but will be shown on the books of the Fund’s transfer agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

Each class of shares of a Fund represents an interest in the same portfolio of investments of that Fund, has the same rights and is identical in all respects, except that (i) Class

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A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class C shares bear the expense of the CDSC, (ii) depending on the Fund, Class C shares and Class R shares typically each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares, and Class I shares, Class Z shares and Advisor Class shares do not bear such a fee, (iii) Class C shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (iv) each of Class A, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if each Fund submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to Class C shareholders because the Class C shares convert to Class A shares under certain circumstances, and the Class A and Class C shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

The Directors of the Funds have determined that currently no conflict of interest exists between or among the classes of shares of each Fund. On an ongoing basis, the Directors of the Funds, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements

Class A and Class C Shares. Class A and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for Group Retirement Plans. “Group Retirement Plans” are defined as 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Funds. See “Alternative Purchase Arrangements – Group Retirement Plans and Tax-Deferred Accounts” below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Investors should consider whether, during the anticipated life of their investment in each Fund, the accumulated distribution services fee and CDSCs on Class C shares prior to conversion would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all of their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the

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accumulated continuing distribution charges on Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

Other investors might determine, however, that it would be more advantageous to purchase Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

Class A Shares

The public offering price of Class A shares is the NAV plus a sales charge, as set forth below:

Sales Charge
Amount of Purchase	As % of Net Amount Invested	As % of the Public Offering Price	Discount or Commission to Dealers or Agents of up to % of Offering Price

Up to $100,000	4.44%	4.25%	4.00%
$100,000 up to $250,000	3.36	3.25	3.00
$250,000 up to $500,000	2.30	2.25	2.00
$500,000 up to $1,000,000*	1.78	1.75	1.50

__________________

* There is no initial sales charge on transactions of $1,000,000 or more.

All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under “— Contingent Deferred Sales Charge.”

The Funds receive the entire NAV of their Class A shares sold to investors. ABI’s commission is the sales charge shown above less any applicable discount or commission “re-allowed” to selected dealers and agents. ABI will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are

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placed with ABI. A selected dealer who receives a re-allowance in excess of 90% of such a sales charge may be deemed to be an “underwriter” under the Securities Act.

No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, or (ii) in exchange for Class A shares of other “AB Mutual Funds” (as that term is defined under “Combined Purchase Privilege” below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AB Government Money Market Portfolio that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC.

Commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder of $1,000,000 or more that are not subject to an initial sales charge at up to the following rates: 1.00% on purchase amounts up to $3,000,000; plus 0.75% on purchase amounts over $3,000,000 up to $5,000,000; plus 0.50% on purchase amounts over $5,000,000. Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines.

In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

Class A Shares - Sales at NAV. Each Fund may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

(i)	investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser’s Institutional Investment Management Division;
(ii)	officers, directors and present full-time employees of selected dealers or agents, or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, “Relatives”) of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;
(iii)	the Adviser, ABI, ABIS, and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;
(iv)	persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services; or clients of broker-dealers or other financial intermediaries who purchase Class A shares for their own accounts through self-directed and/or non-discretionary brokerage accounts with the broker-dealers or financial intermediaries that may or may not charge a transaction fee to its clients;
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(v)	participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by the Adviser’s Institutional Investment Management Division or Bernstein Global Wealth Management Division, including subsequent contributions to those IRAs;
(vi)	persons participating in a “Mutual Fund Only” brokerage program, sponsored and maintained by a registered broker-dealer or other financial intermediary;
(vii)	certain retirement plan accounts as described under “Alternative Purchase Arrangements–Group Retirement Plans and Tax-Deferred Accounts”;
(viii)	current Class A shareholders of AB Mutual Funds and investors who receive a “Fair Funds Distribution” (a “Distribution”) resulting from an SEC enforcement action against the Adviser and current Class A shareholders of AB Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds who, in each case, purchase shares of an AB Mutual Fund from ABI through deposit with ABI of the Distribution check; and
(ix)	certain firm-specific waivers as disclosed in Appendix B of the Prospectus.

Class C Shares

Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that each Fund will receive the full amount of the investor’s purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables each Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares incur higher distribution services fees than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

Ten years after the end of the calendar month in which the shareholder’s purchase order was accepted Class C shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by

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holders of Class C shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

Conversion Feature for Class C Shares. For purposes of conversion to Class A, Class C shares purchased through the reinvestment of dividends and distributions paid in respect of such shares in a shareholder’s account will be considered to be held in a separate sub-account. Each time any Class C shares in the shareholder’s account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of such shares in the sub-account will also convert to Class A shares.

The conversion to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class C shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class C shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class C shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period, which may extend beyond the period ending ten years after the end of the calendar month in which the shareholder’s purchase order was accepted.

Contingent Deferred Sales Charge. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1%, as will Class A share purchases by certain Group Retirement Plans (see “Alternative Purchase Arrangement—Group Retirement Plans and Tax-Deferred Accounts”) below. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

In determining the CDSC applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AB Mutual Fund originally purchased by the shareholder. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class C shares, as applicable.

Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Funds in connection with the sale of Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of the CDSC and the distribution services fee enables the Funds to sell shares without a sales charge being deducted at the time of purchase.

The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code and the rules and regulations thereunder, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual

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retirement account or other retirement plan to a shareholder who has attained the age of 70½, (iii) that had been purchased by present or former Directors of the Company, by a relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see “Sales Charge Reduction Programs for Class A Shares—Systematic Withdrawal Plan” below), (v) to the extent that the redemption is necessary to meet a plan participant’s or beneficiary’s request for a distribution or loan from a Group Retirement Plan or to accommodate a plan participant’s or beneficiary’s direction to reallocate his or her plan account among other investment alternatives available under a Group Retirement Plan, (vi) due to the complete termination of a trust upon the death of the trust grantor, beneficiary or trustee but only if the trust termination is specifically provided for in the trust document, or (vii) that had been purchased with proceeds from a Distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $1,000,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for a Fund, or in the case of a Group Retirement Plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.

Class R Shares

Class R shares are offered only to Group Retirement Plans. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a .50% distribution services fee and thus have a higher expense ratio than Class A shares, Class K shares and Class I shares and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.

Class K Shares

Class K shares are available at NAV to Group Retirement Plans. Class K shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus (i) have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

Class I Shares

Class I shares are available at NAV to Group Retirement Plans. Class I shares are also available to certain institutional investment advisory clients of, and certain other persons

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associated with, the Adviser and its affiliates who invest at least $2 million in a Fund. Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement programs known as the “Informed Choice” programs.

Class I shares are not subject to an initial sales charge, CDSC or distribution services fee, and thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Class Z Shares

Class Z shares are available at NAV to certain Group Retirement Plans. Class Z shares generally are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class Z shares are not currently available to Group Retirement Plans in the AllianceBernstein-sponsored retirement programs known as the “Informed Choice” programs. Class Z shares are also available to certain institutional investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates who invest at least $2 million in a Fund. Class Z shares are also available to persons participating in certain fee-based programs sponsored and maintained by registered broker-dealers or other financial intermediaries with omnibus account arrangements with a Fund.

Class Z shares are not subject to an initial sales charge, CDSC or distribution services fee, and thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Advisor Class Shares

Advisor Class shares of each Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI; (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that purchase shares directly without the involvement of a financial intermediary; (iii) by officers and present or former Directors of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investments in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates, Relatives of any such person, or any trust, individual retirement account or retirement plan for the benefit of any such person; (iv) by the categories of investors described in clauses (i), (iii) and (iv) under “Class A Shares — Sales at NAV”; or (v) through brokerage platforms of firms that have agreements with ABI to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of a Fund in order to be approved by ABI for investment in Advisor Class shares. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares are not subject to an initial sales charge, a CDSC or incur any distribution services fees,

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and thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class C, Class R or Class K shares.

Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts

Each Fund offers special distribution arrangements for Group Retirement Plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group Retirement Plans also may not offer all classes of shares of a Fund. In addition, the Class A CDSC may be waived for investments made through certain Group Retirement Plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. The Funds are not responsible for, and have no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Class A Shares. Class A shares are available at NAV to Group Retirement Plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility, later in that month all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. If the plan terminates a Fund as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption.

Class A shares are also available at NAV to Group Retirement Plans. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to each Fund’s Rule 12b-1 Plan.

Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

Class R Shares. Class R shares are available to certain Group Retirement Plans. Class R shares are not subject to an initial front-end sales charge or CDSC, but are subject to a .50% distribution services fee.

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Class K Shares. Class K shares are available to certain Group Retirement Plans. Class K shares are not subject to an initial sales charge or CDSC, but are subject to a .25% distribution services fee.

Class I Shares. Class I shares are available to certain Group Retirement Plans. Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein-sponsored retirement programs known as the “Informed Choice” programs. Class I shares are not subject to a front-end sales charge, CDSC or a distribution services fee.

Class Z Shares. Class Z shares are available to certain Group Retirement Plans. Class Z shares generally are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class Z shares are not subject to an initial sales charge or CDSC or distribution services fee.

Choosing a Class of Shares for Group Retirement Plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Fund’s share class eligibility criteria before determining whether to invest.

Currently, each Fund also makes its Class A shares available at NAV to Group Retirement Plans. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower Rule 12b-1 distribution services fees and Class I and Class Z shares have no CDSC or Rule 12b-1 distribution services fees, plans should consider purchasing Class K, Class I or Class Z shares, if eligible, rather than Class A shares.

In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

•	the lower Rule 12b-1 distribution services fees (0.25%) and the 1%, 1-year CDSC with respect to Class A shares;
•	the higher Rule 12b-1 distribution services fees (0.50%) and the absence of a CDSC with respect to Class R shares; and
•	the lower Rule 12b-1 distribution services fees (0.25%) and the absence of a CDSC with respect to Class K shares.

Because Class A and Class K shares have lower Rule 12b-1 distribution services fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

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Sales Charge Reduction Programs for Class A Shares

The AB Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Fund must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If a Fund is not notified that a shareholder is eligible for these reductions, that Fund will be unable to ensure that the reduction is applied to the shareholder’s account.

Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Underlying Fund (or any other AB Mutual Fund) into a single “purchase.” By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under “Alternative Purchase Arrangements.” A “purchase” means a single purchase or concurrent purchases of shares of the Underlying Fund or any other AB Mutual Fund, including AB Institutional Funds, by (i) an individual, his or her spouse or domestic partner, or the individual’s children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term “purchase” also includes purchases by any “company,” as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Funds or shares of other registered investment companies at a discount. The term “purchase” does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Currently, the AB Mutual Funds include:

AB Bond Fund, Inc.

-AB All Market Real Return Portfolio

-AB Bond Inflation Strategy

-AB FlexFeeTM High Yield Portfolio

-AB FlexFeeTM International Bond Portfolio

-AB Income Fund

-AB Limited Duration High Income Portfolio

-AB Municipal Bond Inflation Strategy

-AB Short Duration Income Portfolio

-AB Tax-Aware Fixed Income Portfolio

-AB Total Return Bond Portfolio

AB Cap Fund, Inc.

-AB All China Equity Portfolio

-AB All Market Income Portfolio

-AB Concentrated Growth Fund

-AB Concentrated International Growth Portfolio

-AB Emerging Markets Multi-Asset Portfolio

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-AB FlexFeeTM Core Opportunities Portfolio

-AB FlexFeeTM Emerging Markets Growth Portfolio

-AB FlexFeeTM International Strategic Core Portfolio

-AB FlexFeeTM Large Cap Growth Portfolio

-AB FlexFeeTM US Thematic Portfolio

-AB Global Core Equity Portfolio

-AB International Strategic Core Portfolio

-AB Multi-Manager Select Retirement Allocation Fund

-AB Multi-Manager Select 2010 Fund

-AB Multi-Manager Select 2015 Fund

-AB Multi-Manager Select 2020 Fund

-AB Multi-Manager Select 2025 Fund

-AB Multi-Manager Select 2030 Fund

-AB Multi-Manager Select 2035 Fund

-AB Multi-Manager Select 2040 Fund

-AB Multi-Manager Select 2045 Fund

-AB Multi-Manager Select 2050 Fund

-AB Multi-Manager Select 2055 Fund

-AB Multi-Manager Select 2060 Fund

-AB Select US Equity Portfolio

-AB Select US Long/Short Portfolio

-AB Small Cap Growth Portfolio

-AB Small Cap Value Portfolio

AB Core Opportunities Fund, Inc.

AB Discovery Growth Fund, Inc.

AB Equity Income Fund, Inc.

AB Fixed-Income Shares, Inc.

-AB Government Money Market Portfolio

AB Global Bond Fund, Inc.

AB Global Real Estate Investment Fund, Inc.

AB Global Risk Allocation Fund, Inc.

AB High Income Fund, Inc.

AB Large Cap Growth Fund, Inc.

AB Municipal Income Fund, Inc.

-AB California Portfolio

-AB High Income Municipal Portfolio

-AB National Portfolio

-AB New York Portfolio

AB Municipal Income Fund II

-AB Arizona Portfolio

-AB Massachusetts Portfolio

-AB Minnesota Portfolio

-AB New Jersey Portfolio

-AB Ohio Portfolio

-AB Pennsylvania Portfolio

-AB Virginia Portfolio

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AB Relative Value Fund, Inc.

AB Sustainable Global Thematic Fund, Inc.

AB Sustainable International Thematic Fund, Inc.

AB Trust

-AB Discovery Value Fund

-AB International Value Fund

-AB Value Fund

AB Unconstrained Bond Fund, Inc.

The AB Portfolios

-AB All Market Total Return Portfolio

-AB Conservative Wealth Strategy

-AB Growth Fund

-AB Tax-Managed All Market Income Portfolio

-AB Tax-Managed Wealth Appreciation Strategy

-AB Wealth Appreciation Strategy

Sanford C. Bernstein Fund, Inc.

-Intermediate California Municipal Portfolio

-Intermediate Diversified Municipal Portfolio

-Intermediate Duration Portfolio

-Intermediate New York Municipal Portfolio

-International Portfolio

-Short Duration Portfolio

-Tax-Managed International Portfolio

Prospectuses for the AB Mutual Funds may be obtained without charge by contacting ABIS at the address or the “For Literature” telephone number shown on the front cover of this SAI or on the Internet at www.abfunds.com.

Cumulative Quantity Discount (Right of Accumulation). An investor’s purchase of additional Class A shares of a Fund may be combined with the value of the shareholder’s existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under “Alternative Purchase Arrangements.” In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

(i)	the investor’s current purchase;
(ii)	the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of each Fund held by the investor and (b) all shares held by the investor of any other AB Mutual Fund, including AB Institutional Funds; and
(iii)	the higher of cost or NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single “purchase” (see above).

The initial sales charge you pay on each purchase of Class A shares will take into account your accumulated holdings in all classes of shares of AB Mutual Funds. Your

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accumulated holdings will be calculated as (a) the value of your existing holdings as of the day prior to your additional investment or (b) the amount you have invested including reinvested distributions but excluding appreciation less the amount of any withdrawals, whichever is higher.

For example, if an investor owned shares of an AB Mutual Fund that were purchased for $200,000 and were worth $190,000 at their then current NAV and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

Letter of Intent. Class A investors may also obtain the quantity discounts described under “Alternative Purchase Arrangements” by means of a written Letter of Intent, which expresses the investor’s intention to invest at least $100,000 in Class A shares of the Funds or any AB Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent.

Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AB Mutual Funds under a single Letter of Intent. The AB Mutual Funds will use the higher of cost or current NAV of the investor’s existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Funds, the investor and the investor’s spouse or domestic partner each purchase shares of the Funds worth $20,000 (for a total of $40,000), but the current NAV of all applicable accounts is $45,000 at the time a $100,000 Letter of Intent is initiated, it will only be necessary to invest a total of $55,000 during the following 13 months in shares of the Funds or any other AB Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Fund can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AB Mutual Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares

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are sold to a reinvesting shareholder at the NAV next-determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of a Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Funds at the address shown on the cover of this SAI.

Dividend Reinvestment Program. Under a Fund’s Dividend Reinvestment Program, unless you specify otherwise, your dividends and distributions will be automatically reinvested in the same class of shares of the Fund without an initial sales charge or CDSC. If you elect to receive your distributions in cash, you will only receive a check if the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in Fund shares. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or “ACH”. If you elect to receive distributions by check, your distributions and all subsequent distributions may nonetheless be reinvested in additional shares of the Fund under the following circumstances:

(a) the postal service is unable to deliver your checks to your address of record and the checks are returned to the Fund’s transfer agent as undeliverable; or

(b) your checks remain uncashed for nine months.

Additional shares of the Fund will be purchased at the then current NAV. You should contact the Fund’s transfer agent to change your distribution option. Your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Direction Plan. A shareholder who already maintains accounts in more than one AB Mutual Fund may direct that income dividends and/or capital gains paid by one AB Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of any eligible class of one or more other AB Mutual Fund(s) in which the shareholder maintains an account. Further information can be obtained by contacting ABIS at the address or the “For Literature” telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan

General. Any shareholder who owns or purchases shares of a Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2

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who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Shares of a Fund owned by a participant in the Funds’ systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor’s principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Funds.

Withdrawal payments will not automatically end when a shareholder’s account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder’s account and may subject the shareholder to the Funds’ involuntary redemption provisions. See “Redemption and Repurchase of Shares - General”. Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House (“ACH”) network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Fund should complete the appropriate portion of the Mutual Fund Application, while current Fund shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the “For Literature” telephone number shown on the cover of this SAI.

CDSC Waiver for Class A Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A or Class C shares in a shareholder’s account may be redeemed free of any CDSC.

With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms

Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or a Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

In the case of Class A shares, all or a portion of the initial sales charge that you pay is paid by ABI to financial intermediaries selling Class A shares. ABI also pays these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up

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to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class C shares, ABI pays, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

In the case of Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

In the case of Advisor Class shares, your financial intermediary may charge ongoing fees or transactional fees. ABI may pay a portion of “ticket” or other transactional charges.

Your financial advisor’s firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

•	upfront sales commissions;
•	Rule 12b-1 fees;
•	additional distribution support;
•	defrayal of costs for educational seminars and training; and
•	payments related to providing recordkeeping and/or transfer agency services.

Please read your Prospectus carefully for information on this compensation. Please also refer to Appendix B—Financial Intermediary Waivers in the Prospectus.

Other Payments for Distribution Services and Educational Support

In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under “Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees,” in your Prospectus, some or all of which are paid to financial intermediaries (and, in turn, may be paid to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

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For 2019, ABI expects to pay approximately 0.05% of the average monthly assets of the AB Mutual Funds, or approximately $22 million, for distribution services and education support related to the AB Mutual Funds. In 2018, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20 million, for distribution services and education support related to the AB Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm’s AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational or marketing purposes. In some cases, firms will include the AB Mutual Funds on a “preferred list”. ABI’s goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see “Expenses of the Funds – Transfer Agency Agreement” above. These expenses paid by each Fund are included in “Other Expenses” under “Fees and Expenses of the Fund - Annual Fund Operating Expenses” in your Prospectus.

If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.

ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

Advisor Group

American Enterprise Investment Services

AXA Advisors

Cadaret, Grant & Co.

Citigroup Global Markets

Citizens Securities

Commonwealth Financial Network

Great-West Life & Annuity Insurance Co.

John Hancock Retirement Plan Services

JP Morgan Securities

Lincoln Financial Advisors Corp.

Lincoln Financial Securities Corp.

LPL Financial

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Merrill Lynch

Morgan Stanley

Northwestern Mutual Investment Services

PNC Investments

Raymond James

RBC Wealth Management

Robert W. Baird

UBS Financial Services

US Bancorp Investments

Voya Financial Partners

Waddell & Reed, Inc.

Wells Fargo Advisors

ABI expects that additional firms may be added to this list from time to time.

Although the Funds may use brokers and dealers that sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

REDEMPTION AND REPURCHASE OF SHARES

The following information supplements that set forth in your Prospectus under the heading “Investing in the Funds”. If you are an Advisor Class shareholder through an account established under a fee-based program or commission-based brokerage program, your program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of a Fund that are different from those described herein. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Similarly, if you are a shareholder through a Group Retirement Plan, your plan may impose requirements with respect to the purchase, sale or exchange of shares of a Fund that are different from those imposed below. The Funds have authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Funds.

Redemption

Subject only to the limitations described below, the Funds will redeem the shares tendered to them, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A or Class C shares, there is no redemption charge. The Funds expect that they will typically take one to three business days following the receipt of a shareholder’s redemption request in proper form to pay out redemption proceeds. However,

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while not expected, payment of redemption proceeds may take up to seven days after the day it is received in proper form by a Fund by the Fund Closing Time. If a shareholder is in doubt about what documents are required by his or her investment program or employee benefit plan, the shareholder should contact his or her financial intermediary.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of a Fund.

A Fund may, but is not obligated to, temporarily delay the disbursement of redemption proceeds from an account held directly with the Fund by a Specified Adult (as defined below) if there is a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted. The Fund will provide notice of this temporary delay, and it will be for an initial period of no more than 15 business days while the Fund conducts an internal review of the facts and circumstances of the suspected financial exploitation. If the internal review supports the Fund’s belief that actual or attempted financial exploitation has occurred or is occurring, the Fund may extend the hold for up to 10 additional business days. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.

Payment of the redemption price normally will be made in cash but may be made, at the option of a Fund, in-kind. No interest will accrue on uncashed redemption checks. The value of a shareholder’s shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of a Fund’s portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder’s holding period and basis in respect of the shares redeemed.

To redeem shares of a Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to that Fund containing a request for redemption. The Funds may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

Telephone Redemption – Payment by Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer by telephone at (800) 221-5672

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if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an “Autosell” application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 and must be made by the Fund Closing Time, on a Fund business day. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder’s designated bank account at a bank selected by the shareholder that is a member of NACHA.

Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares by telephone at (800) 221-5672 before the Fund Closing Time, on a Fund business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder’s address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

Telephone Redemptions - General. During periods of drastic economic, market, or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Funds reserve the right to suspend or terminate their telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) held in nominee or “street name” accounts, (ii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iii) held in any retirement plan account. Neither the Funds, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Funds reasonably believe to be genuine. The Funds will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Funds did not employ such procedures, they could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Redemptions Through Intermediaries. A Fund may redeem shares through ABI or financial intermediaries. The redemption price will be the NAV next-determined after ABI receives the request (less the CDSC, if any, with respect to the Class A and Class C shares), except that requests placed through financial intermediaries before the Fund Closing Time will be executed at the NAV determined as of the Fund Closing Time on that day if received by ABI prior to a designated later time (pursuant to an agreement between the financial intermediary and ABI permitting such an arrangement; the designated time will vary by financial intermediary). The financial intermediary is responsible for transmitting the request to ABI on time. If the financial intermediary fails to do so, the shareholder’s right to receive that day’s closing price must be settled between the shareholder and that financial intermediary. Neither the Funds nor ABI charges a fee or commission in connection with the redemption of shares (except for the CDSC, if any, with respect to Class A and Class C shares). Normally, if shares of a Fund are offered through a financial intermediary, the redemption is settled by the shareholder as an

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ordinary transaction with or through the financial intermediary, who may charge the shareholder for this service.

Account Closure

Each Fund reserves the right to close out an account that has remained below $1,000 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

SHAREHOLDER SERVICES

The following information supplements that set forth in your Prospectus under the heading “Investing in the Funds.” The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or commission-based brokerage program or a shareholder in a Group Retirement Plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of a Fund that are different from those described herein. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such intermediary.

Automatic Investment Program

Investors may purchase shares of a Fund through an automatic investment program utilizing “Electronic Funds Transfer” drawn on the investor’s own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next-determined after ABI receives the proceeds from the investor’s bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor’s initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor’s account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Exchange Privilege

You may exchange your investment in the Funds for shares of the same class of other AB Mutual Funds if the other AB Mutual Fund in which you wish to invest offers shares of

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the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AB Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) certain persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A, Class C, Class R, Class K, Class I and Class Z shares of the Funds for Advisor Class shares of the Funds or Class C shares of the Funds for Class A shares of the Funds. Exchanges of shares are made at the NAV next-determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day’s NAV, ABIS must receive and confirm a telephone exchange request by the Fund Closing Time on that day.

Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class C shares of a Fund, for the purpose of conversion to Class A shares of that Fund. After an exchange, your Class C shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class C shares of the AB Mutual Fund you originally purchased for cash (“original shares”). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the prospectus of the AB Mutual Fund into which you are exchanging before submitting the request. Call ABIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A, Class C, Class R, Class K, Class I and Class Z shares of a Fund for Advisor Class shares or Class C shares for Class A shares of the same Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days’ written notice.

All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next-determined following receipt by the AB Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund’s prospectus or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges of shares of AB Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

Each Fund shareholder and the shareholder’s financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange at (800) 221-5672 before the Fund

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Closing Time on a Fund business day as defined above. Telephone requests for exchange received before the Fund Closing Time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market, or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

A shareholder may elect to initiate a monthly “Auto Exchange” whereby a specified dollar amount’s worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AB Mutual Fund.

None of the AB Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that a Fund reasonably believes to be genuine. A Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If a Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

The exchange privilege is available only in states where shares of the AB Mutual Fund being acquired may legally be sold. Each AB Mutual Fund reserves the right, at any time on 60 days’ notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise, to modify, restrict or terminate the exchange privilege.

Statements and Reports

Each shareholder of a Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of that Fund’s independent registered public accounting firm, Ernst & Young LLP, 5 Times Square, New York, New York 10036, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

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NET ASSET VALUE

The NAV of each Fund is calculated at the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by a Fund on each Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Fund’s NAV is calculated by dividing the value of that Fund’s total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

Portfolio securities are valued at current market value or, if market quotations are not readily available or are unreliable, at fair value as determined in accordance with applicable rules under the 1940 Act and the Funds’ pricing policies and procedures (the “Pricing Policies”) established by and under the general supervision of the Board. The Board has delegated to the Adviser, subject to the Board’s continuing oversight, certain of the Board’s duties with respect to the Pricing Policies. The Adviser has established a Valuation Committee, which operates under policies and procedures approved by the Board, to value a Fund’s assets on behalf of the Fund.

Whenever possible, securities are valued based on market information on the business day as of which the value is being determined, as follows:

(a)       an equity security listed on the Exchange, or on another national or foreign exchange (other than securities listed on the Nasdaq Stock Exchange (“NASDAQ”)), is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is then valued at the last-traded price;

(b)       an equity security traded on NASDAQ is valued at the NASDAQ Official Closing Price;

(c)       an OTC equity security is valued at the mid level between the current bid and asked prices. If the mid price is not available, the security will be valued at the bid price. An equity security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange on which the security is traded (as determined by the Adviser);

(d)       a listed or OTC put or call option is valued at the mid level between the current bid and asked prices (for options or futures contracts, see item (e)). If neither a current bid nor a current ask price is available, the Adviser will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Valuation Committee the next day;

(e)       an open futures contract and any option thereon are valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are

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no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

(f)       a listed right is valued at the last-traded price provided by approved vendors. If there has been no sale on the relevant business day, the right is valued at the last-traded price from the previous day. On the following day, the security is valued in good faith at fair value. For an unlisted right, the calculation used in determining a value is the price of the reference security minus the subscription price multiplied by the terms of the right. There may be some instances when the subscription price is greater than the referenced security right. In such instances, the right would be valued as worthless;

(g)       a listed warrant is valued at the last-traded price provided by approved vendors. If there is no sale on the relevant business day, the warrant is valued at the last-traded price from the previous day. On the following day, the security is valued in good faith at fair value. All unlisted warrants are valued in good faith at fair value. Once a warrant has expired, it will no longer be valued;

(h)       preferred securities are valued based on prices received from approved vendors that use last trade data for listed preferreds and evaluated bid prices for non-listed preferreds, as well as for listed preferreds when there is no trade activity;

(i)       U.S. Government securities and any other debt instrument having 60 days or less remaining until maturity generally are valued at market by an independent pricing service, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short-term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances in which amortized cost is utilized, the Valuation Committee must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. The factors the Valuation Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. The Adviser is responsible for monitoring any instances when a market price is not applied to a short term security and will report any instances to the Valuation Committee for review;

(j)       a fixed-income security is typically valued on the basis of bid prices provided by an approved pricing vendor when the Adviser reasonably believes that such prices reflect the fair market value of the security. In certain markets, the market convention may be to use the mid price between bid and offer. Fixed-income securities may be valued on the basis of mid prices when such prices reflect the conventions of the particular markets. The prices provided by an approved pricing vendor may take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. If the Adviser determines that an appropriate pricing vendor does not exist for a security in a market that typically values such security on the basis of a bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker/dealer in such security. If the Adviser receives multiple broker quotes, the Adviser will utilize the broker quote that it believes is the most reliable (e.g., a market maker for that security).

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If the Adviser receives multiple broker quotes that are deemed to be reliable, then the Adviser will utilize the second highest broker quote. If an appropriate pricing vendor does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security;

(k)       bank loans are valued on the basis of bid prices provided by a pricing vendor;

(l)       bridge loans are valued at fair value, which equates to the outstanding loan amount unless it is determined by the Adviser that any particular bridge loan should be valued at something other than outstanding loan amount. This may occur, due to, for example, a significant change in the high yield market and/or a significant change in the status of any particular issuer or issuers of bridge loans;

(m)       whole loans: residential and commercial mortgage whole loans and whole loan pools are market priced by an approved vendor or broker-dealer;

(n)       forward and spot currency pricing is provided by an independent pricing vendor. The rate provided by the approved vendor is a mid price for forward and spot rates. In most instances whenever both an “onshore” rate and an “offshore” (i.e., NDF) rate is available, the Adviser will use the offshore (NDF) rate. NDF contracts are used for currencies where it is difficult (and sometimes impossible) to take actual delivery of the currency;

(o)       OTC derivatives pricing: various independent pricing vendors are used to obtain derivatives values or obtain information used to derive a price for each investment. This information is placed into various pricing models that can be sourced by the Adviser or from approved vendors (depending on the type of derivative) to derive a price for each investment. These pricing models are monitored/reviewed on an ongoing basis by the Adviser;

(p)       mutual funds and other pooled vehicles: the Adviser receives pricing information for mutual funds and other pooled vehicles from various sources (including AB Global Fund Administrator and the external custodian banks). Open-end mutual funds are valued at the closing NAV per share and closed-end funds and ETFs are valued at the closing market price per share;

(q)       repurchase agreements and reverse repurchase agreements: repurchase agreements and reverse repurchase agreements will be valued based on their original cost plus accrued interest;

(r)       hedge funds: hedge funds will be priced at the most recent available closing NAV per share;

(s)       equity-linked notes: prices are sourced at the end of the pricing day from approved vendors. The vendor methodology is to source the relevant underlying non-U.S. dollar exchange closing prices and convert them to U.S. dollars; and

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(t)       credit-linked notes: prices are sourced on the reference bond consistent with fixed-income security methodology as noted above, which are passed through as the price on the credit-linked note. Alternatively, broker marks are obtained.

If the Adviser becomes aware of any news/market events that would cause the Valuation Committee to believe the last traded or market-based price, as applicable, does not reflect fair value, the security is then valued in good faith at fair value by, or in accordance with, procedures approved by the Board.

When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Each Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before each Fund values its securities at the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, a Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, that Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

The Board may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for that Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

For purposes of determining a Fund’s NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

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The assets attributable to the Class A Class C, Class R, Class K, Class I and Advisor Class shares of each Fund are invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Funds in accordance with Rule 18f-3 under the 1940 Act.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends paid by the Funds, if any, with respect to Class A, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fee applicable to C shares, and any incremental transfer agency costs relating to Class C shares, will be borne exclusively by the class to which they relate.

The following summary addresses only the principal U.S. federal income tax considerations pertinent to the Funds and to shareholders of the Funds. This summary does not address the U.S. federal income tax consequences of owning shares to all categories of investors, some of which may be subject to special rules. This summary is based upon the advice of counsel for the Funds and upon current law and interpretations thereof. No confirmation has been obtained from the relevant tax authorities. There is no assurance that the applicable laws and interpretations will not change.

In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder’s own tax adviser with respect to the specific tax consequences of being a shareholder of the Funds, including the effect and applicability of federal, state, local, foreign and other tax laws and the effects of changes therein.

United States Federal Income Taxation of Dividends and Distributions

General

Each Fund intends for each taxable year to qualify to be taxed as a “regulated investment company” under the Code. To so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures contracts or forward contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund’s assets are represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities with respect to which the Fund’s investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s assets is invested in securities of any one issuer (other

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than U.S. Government securities or securities of other regulated investment companies), securities (other than securities of other regulated investment companies) of any two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or securities of one or more qualified publicly traded partnerships.

If a Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

A Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to at least the sum of (i) 98% of its ordinary income for that year, (ii) 98.2% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Funds that is subject to corporate income tax will be considered to have been distributed by the Funds during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Funds on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

The information set forth in the Prospectus and the following discussion relate solely to the significant U.S. federal income taxes on dividends and distributions by the Funds and assumes that the Funds qualify to be taxed as regulated investment companies. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in a Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

Dividends and Distributions

Each Fund intends to make timely distributions of such Fund’s taxable income (including any net capital gain) so that the Funds will not be subject to federal income and excise taxes. Dividends of a Fund’s net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. The investment objective of each Fund is such that only a small portion, if any, of a Fund’s distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

Some or all of the distributions from each Fund may be treated as “qualified dividend income”, taxable to individuals, trusts and estates at the same preferential tax rates as long-term capital gains. A distribution from a Fund will be treated as qualified dividend income to the extent that it is comprised of dividend income received by that Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain

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holding period and other requirements with respect to the security paying the dividend. In addition, the shareholder must meet certain holding period requirements with respect to the shares of a Fund in order to take advantage of this preferential tax rate. To the extent distributions from a Fund are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Fund will not be eligible for the lower rates. Each Fund will notify shareholders as to how much of that Fund’s distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in a Fund. Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of that Fund.

After the end of the calendar year, each Fund will notify shareholders of the federal income tax status of any distributions made by that Fund to shareholders during such year.

Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss if the Fund shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in a Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder’s risk of loss is offset by means of options, short sales or similar transactions is not counted.

Any loss realized by a shareholder on a sale or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

Cost Basis Reporting. As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the Internal Revenue Service (the “IRS”) the “cost basis” of shares acquired by a shareholder on or after January 1, 2012 (“covered shares”) and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or and individual retirement plan. The “cost basis” of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is

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generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Funds will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out (FIFO) and Specific Share Identification. You may elect which method you want to use by notifying the Funds. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then the Funds’ default cost basis calculation method, which is currently the Average Cost method - will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

If you hold Funds’ shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Qualified Plans. A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to “backup withholding” tax if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the IRS that he or she is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder’s U.S. federal income tax liability or refunded by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

Foreign Income Taxes. Investment income received by a Fund or an Underlying Fund from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets and the Underlying Fund’s assets to be invested within various countries is not known.

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U.S. Federal Income Taxation of each Fund

The following discussion relates to certain significant U.S. federal income tax consequences to the Funds with respect to the determination of their “investment company taxable income” each year. This discussion assumes that the Funds will be taxed as regulated investment companies for each of their taxable years.

Options, Futures Contracts, and Forward Currency Exchange Contracts. Certain listed options, regulated futures contracts, and forward currency exchange contracts are considered “section 1256 contracts” for federal income tax purposes. Section 1256 contracts held by a Fund at the end of each taxable year will be “marked to market” and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by each Fund on section 1256 contracts other than forward currency exchange contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by each Fund on forward foreign currency exchange contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund’s net investment income available to be distributed to shareholders as ordinary income, as described above. Each Fund can elect to exempt its section 1256 contracts which are part of a “mixed straddle” (as described below) from the application of section 1256.

Gain or loss realized by a Fund on the lapse or sale of put and call options on foreign currencies which are traded OTC or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund’s net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by a Fund upon termination of an option held by the Fund). In general, if a Fund exercises such an option on a foreign currency, or if such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund’s obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded OTC or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

Tax Straddles. Any option, futures contract or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a “straddle” for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a “mixed straddle”. In general, straddles are subject to certain rules that may affect the character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that a Fund has unrealized gains with respect to the other position in such straddle; (ii) a Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital

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gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to each Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund all of the offsetting positions of which consist of section 1256 contracts.

Currency Fluctuations — “Section 988” Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward currency exchange contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain. Because section 988 losses reduce the amount of ordinary dividends a Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder’s basis in his or her Fund shares. To the extent that such distributions exceed such shareholder’s basis, each will be treated as a gain from the sale of shares.

Other Taxes

Each Fund may be subject to other state and local taxes.

Taxation of Foreign Stockholders

Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership (“foreign shareholder”), depends on whether the income from the Funds is “effectively connected” with a U.S. trade or business carried on by the foreign shareholder.

If the income from the Funds is not effectively connected with the foreign shareholder’s U.S. trade or business, then, except as discussed below, distributions of each Fund attributable to ordinary income paid to a foreign shareholder by the Funds will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. However, distributions of the Funds attributable to U.S. source portfolio interest income will not be subject to this withholding tax.

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A foreign shareholder generally would be exempt from Federal income tax on distributions of the Funds attributable to net long-term capital gain and net short-term capital gain and on gain realized from the sale or redemption of shares of the Funds. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from the Funds is effectively connected with a foreign shareholder’s U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Funds will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in the Funds can differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Funds.

PORTFOLIO TRANSACTIONS

Subject to the general oversight of the Directors, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Funds. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as “best execution”). In connection with seeking best price and execution, a Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Funds determine in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

Neither the Funds nor the Adviser have entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. A broker-dealer may provide the Adviser with research or related services with an expectation, but not necessarily an explicit agreement or contract, that the Adviser will use the broker-dealer to execute client transactions in the future. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of

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reducing the expenses of the Adviser in rendering advice to the Funds. While it is impracticable to place an actual dollar value on such investment information, the Adviser believes its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser’s own internal research and investment strategy capabilities. Research services furnished by brokers through which a Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be used by the Adviser in connection with a Fund.

The extent to which commissions that will be charged by broker-dealers selected by a Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom a Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers as a result of the placement of portfolio transactions could be useful and of value to the Adviser in servicing its other clients as well as the Funds; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing a Fund.

A Fund may deal in some instances in securities which are not listed on a national securities exchange but are traded in the OTC market. It may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the OTC market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

Transactions for the Funds in fixed-income securities, including transactions in listed securities, are executed in the OTC market by approximately fifteen principal market maker dealers with whom the Adviser maintains regular contact. These transactions will generally be principal transactions at net prices and the Funds will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

The Funds’ portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign OTC markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. OTC transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter’s discount. The Adviser

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expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

Investment decisions for the Funds are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed in accordance with a similar strategy by the Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

Allocations are made by the officers of a Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the trading department of the Adviser.

The Adviser continuously monitors and evaluates the performance and execution capabilities of brokers that transact orders for the Funds to ensure consistent quality executions. This information is reported to the Adviser’s Brokerage Allocation Committee and Best Execution Committee, which oversee broker-selection issues. In addition, the Adviser periodically reviews the Funds’ transaction costs in light of current market circumstances using internal tools and analysis as well as statistical analysis and other relevant information from external vendors.

A Fund may, from time to time, place orders for the purchase or sale of securities (including listed call options) with SCB & Co. and SCB Limited (a United Kingdom broker-dealer), affiliates of the Adviser (the “Affiliated Brokers”). In such instances the placement of orders with the Affiliated Brokers would be consistent with each Fund’s objective of obtaining best execution and would not be dependent upon the fact that the Affiliated Brokers are affiliates of the Adviser. With respect to orders placed with the Affiliated Brokers for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Funds), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

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The amount of aggregate brokerage commissions paid by the Funds during the fiscal years (or period, as applicable) ended July 31, 2017, July 31, 2018 and July 31, 2019, the related commissions allocated to persons or firms because of research services provided to the Fund or the Adviser during the most recent fiscal year or period and the aggregate amount of transactions allocated to persons or firms because of research services provided to the Fund or the Adviser during the most recent fiscal year or period are as follows:

Fiscal Year or Period Ended July 31	Amount of Aggregate Brokerage Commissions	Commissions Allocated to Persons or Firms Because of Research Services Provided to the Fund or the Adviser	Aggregate Amount of Brokerage Transactions Allocated to Persons or Firms Because of Research Services to the Fund or the Adviser

Multi-Manager Select Retirement Allocation Fund
2019	$1,529	$857	$2,440,342
2018	1,612	1,295	4,141,986
2017	1,729

Multi-Manager Select 2010 Fund
2019	$1,004	$278	$1,301,134
2018	1,775	1,301	4,334,243
2017	2,506

Multi-Manager Select 2015 Fund
2019	$3,493	$1,487	$6,270,649
2018	5,156	3,193	9,525,160
2017	7,315

Multi-Manager Select 2020 Fund
2019	$5,685	$1,409	$6,586,229
2018	10,963	6,721	19,832,448
2017	15,716

Multi-Manager Select 2025 Fund
2019	$8,831	$2,917	$12,750,974
2018	15,353	10,880	31,142,876
2017	21,294

Multi-Manager Select 2030 Fund
2019	$9,299	$2,803	$10,906,637
2018	11,883	8,079	23,157,895
2017	17,044

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Fiscal Year or Period Ended July 31	Amount of Aggregate Brokerage Commissions	Commissions Allocated to Persons or Firms Because of Research Services Provided to the Fund or the Adviser	Aggregate Amount of Brokerage Transactions Allocated to Persons or Firms Because of Research Services to the Fund or the Adviser

Multi-Manager Select 2035 Fund
2019	$8,857	$2,658	$11,703,867
2018	9,151	6,543	19,729,840
2017	13,598

Multi-Manager Select 2040 Fund
2019	$5,309	$1,650	$7,892,733
2018	6,513	4,291	12,109,452
2017	10,570

Multi-Manager Select 2045 Fund
2019	$4,622	$1,799	$7,318,177
2018	5,121	3,119	9,939,961
2017	7,945

Multi-Manager Select 2050 Fund
2019	$2,480	$1,090	$4,401,929
2018	2,188	1,519	4,692,417
2017	3,318

Multi-Manager Select 2055 Fund
2019	$3,062	$1,512	$5,609,986
2018	2,104	1,334	4,824,121
2017	3,388

Multi-Manager Select 2060 Fund
2019	$22	$4	$19,077

During the fiscal years ended July 31, 2017, July 31, 2018 and July 31, 2019, no brokerage commissions were paid to the Affiliated Brokers.

Disclosure of Portfolio Holdings

The Funds believe that the ideas of the Adviser’s investment staff should benefit the Funds and their shareholders, and do not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Funds also believe that knowledge of the Funds’ and the Underlying Funds’ portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

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The Adviser has adopted, on behalf of each Fund and Underlying Fund, policies and procedures relating to disclosure of that Underlying Fund’s portfolio securities. The policies and procedures relating to disclosure of each Underlying Fund’s portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to an Underlying Fund’s operation or useful to an Underlying Fund’s shareholders without compromising the integrity or performance of that Underlying Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect each Underlying Fund and its shareholders) are met, no Underlying Fund provides or permits others to provide information about that Underlying Fund’s portfolio holdings on a selective basis.

Each Underlying Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser’s website (www.abfunds.com). The Adviser generally posts on the website a complete schedule of each Underlying Fund’s portfolio securities, generally as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by that Underlying Fund, the market value of the Underlying Fund’s holdings, and the percentage of the Underlying Fund’s assets represented by the Underlying Fund’s holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities each Underlying Fund holds, a summary of each Underlying Fund’s top ten holdings (including name and the percentage of each Underlying Fund’s assets invested in each holding), and a percentage breakdown of each Underlying Fund’s investments by country, sector and industry, as applicable approximately 20 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

The Adviser may distribute or authorize the distribution of information about each Underlying Fund’s portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser’s employees and affiliates that provide services to such Underlying Fund. In addition, the Adviser may distribute or authorize distribution of information about each Underlying Fund’s portfolio holdings that is not publicly available, on the website or otherwise, to such Underlying Fund’s service providers who require access to the information in order to fulfill their contractual duties relating to that Underlying Fund, to facilitate the review of the Underlying Fund by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. The Adviser does not expect to disclose information about an Underlying Fund’s portfolio holdings that is not publicly available to an Underlying Fund’s individual or institutional investors or to intermediaries that distribute the Underlying Fund’s shares. Information may be disclosed with any frequency and any lag, as appropriate.

Before any non-public disclosure of information about an Underlying Fund’s portfolio holdings is permitted, however, the Adviser’s Chief Compliance Officer (or his designee) must determine that the Underlying Fund has a legitimate business purpose for

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providing the portfolio holdings information, that the disclosure is in the best interests of the Underlying Fund’s shareholders, which may include one or more Funds, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Underlying Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

The Adviser has established procedures to ensure that each Underlying Fund’s portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser’s Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser’s product management group determine that the disclosure serves a legitimate business purpose of the Underlying Fund and is in the best interest of the Underlying Fund’s shareholders, which may include one or more Funds. The Adviser’s Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Underlying Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Underlying Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser’s Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser’s policy and any applicable confidentiality agreement. The Adviser’s Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

In accordance with these procedures, each of the following third parties have been approved to receive information concerning each Underlying Fund’s portfolio holdings: (i) each Underlying Fund’s independent registered public accounting firm, for use in providing audit opinions; (ii) Donnelley Financial Solutions, Inc., Data Communique International and, from time to time, other financial printers, for the purpose of preparing the Funds’ regulatory filings; (iii) each Fund’s and each Underlying Fund’s custodian in connection with its custody of the Fund’s assets and the Underlying Fund assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and/or ethically prohibited from sharing any portfolio holdings information unless specifically authorized.

Tax Management

Bernstein Private Wealth Management (“Bernstein”), an affiliate of the Adviser, provides certain tax management services to its private clients that invest in the Underlying Funds through investment programs administered by Bernstein. As part of such services, Bernstein conducts year-end tax trading on behalf of these private clients to offset capital gains taxes where possible, which may result in buying and selling shares in one or more of the Underlying Funds for which the Adviser is investment adviser, which could in turn result in an

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Underlying Fund experiencing temporary asset inflows or outflows at year end. Bernstein coordinates with the Adviser to try to ensure that the implementation of Bernstein’s tax management strategies does not compromise the interests of any Underlying Fund or its shareholders, and considers that it has a fiduciary duty to both the Underlying Funds for which it is investment adviser and the private clients. However, the implementation of Bernstein’s tax management strategies may require an Underlying Fund to increase asset allocations to cash or cash equivalents in order to meet expected redemption requests. If a significant amount of an Underlying Fund’s assets are allocated to cash or cash equivalents, it may be more difficult for the Underlying Fund to achieve its investment objective. Implementation of Bernstein’s tax management strategies may also require an Underlying Fund to incur transaction costs, which will reduce its return.

GENERAL INFORMATION

Description of the Company

Multi-Manager Select Retirement Allocation Fund is a series of the Company, a Maryland corporation. The Fund was organized in 2014 under the name “AllianceBernstein Multi-Manager Select Retirement Allocation Fund”. The name of the Fund was changed from “AllianceBernstein Multi-Manager Select Retirement Allocation Fund” to “AB Multi-Manager Select Retirement Allocation Fund” on December 22, 2014.

Multi-Manager Select 2010 Fund is a series of the Company, a Maryland corporation. The Fund was organized in 2014 under the name “AllianceBernstein Multi-Manager Select 2010 Fund”. The name of the Fund was changed from “AllianceBernstein Multi-Manager Select 2010 Fund” to “AB Multi-Manager Select 2010 Fund” on December 22, 2014.

Multi-Manager Select 2015 Fund is a series of the Company, a Maryland corporation. The Fund was organized in 2014 under the name “AllianceBernstein Multi-Manager Select 2015 Fund”. The name of the Fund was changed from “AllianceBernstein Multi-Manager Select 2015 Fund” to “AB Multi-Manager Select 2015 Fund” on December 22, 2014.

Multi-Manager Select 2020 Fund is a series of the Company, a Maryland corporation. The Fund was organized in 2014 under the name “AllianceBernstein Multi-Manager Select 2020 Fund”. The name of the Fund was changed from “AllianceBernstein Multi-Manager Select 2020 Fund” to “AB Multi-Manager Select 2020 Fund” on December 22, 2014.

Multi-Manager Select 2025 Fund is a series of the Company, a Maryland corporation. The Fund was organized in 2014 under the name “AllianceBernstein Multi-Manager Select 2025 Fund”. The name of the Fund was changed from “AllianceBernstein Multi-Manager Select 2025 Fund” to “AB Multi-Manager Select 2025 Fund” on December 22, 2014.

Multi-Manager Select 2030 Fund is a series of the Company, a Maryland corporation. The Fund was organized in 2014 under the name “AllianceBernstein Multi-Manager

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Select 2030 Fund”. The name of the Fund was changed from “AllianceBernstein Multi-Manager Select 2030 Fund” to “AB Multi-Manager Select 2030 Fund” on December 22, 2014.

Multi-Manager Select 2035 Fund is a series of the Company, a Maryland corporation. The Fund was organized in 2014 under the name “AllianceBernstein Multi-Manager Select 2035 Fund”. The name of the Fund was changed from “AllianceBernstein Multi-Manager Select 2035 Fund” to “AB Multi-Manager Select 2035 Fund” on December 22, 2014.

Multi-Manager Select 2040 Fund is a series of the Company, a Maryland corporation. The Fund was organized in 2014 under the name “AllianceBernstein Multi-Manager Select 2040 Fund”. The name of the Fund was changed from “AllianceBernstein Multi-Manager Select 2040 Fund” to “AB Multi-Manager Select 2040 Fund” on December 22, 2014.

Multi-Manager Select 2045 Fund is a series of the Company, a Maryland corporation. The Fund was organized in 2014 under the name “AllianceBernstein Multi-Manager Select 2045 Fund”. The name of the Fund was changed from “AllianceBernstein Multi-Manager Select 2045 Fund” to “AB Multi-Manager Select 2045 Fund” on December 22, 2014.

Multi-Manager Select 2050 Fund is a series of the Company, a Maryland corporation. The Fund was organized in 2014 under the name “AllianceBernstein Multi-Manager Select 2050 Fund”. The name of the Fund was changed from “AllianceBernstein Multi-Manager Select 2050 Fund” to “AB Multi-Manager Select 2050 Fund” on December 22, 2014.

Multi-Manager Select 2055 Fund is a series of the Company, a Maryland corporation. The Fund was organized in 2014 under the name “AllianceBernstein Multi-Manager Select 2055 Fund”. The name of the Fund was changed from “AllianceBernstein Multi-Manager Select 2055 Fund” to “AB Multi-Manager Select 2055 Fund” on December 22, 2014.

Multi-Manager Select 2060 Fund is a series of the Company, a Maryland corporation. The Fund was organized in 2018 under the name “AB Multi-Manager Select 2060 Fund” on November 9, 2018.

The Board is authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Board may create additional series of shares in the future, for reasons such as the desire to establish one or more additional portfolios of the Company with different investment objectives, policies or restrictions. Any issuance of shares of another series would be governed by the 1940 Act and the laws of the State of Maryland.

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

A Fund shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from that Fund’s assets and, upon redeeming shares, will receive the then current NAV of that Fund represented by the redeemed shares less any applicable CDSC. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than

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those of any Fund, and additional classes of shares within each Fund. If an additional portfolio or class were established in the Funds, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as separate series.

Each class of shares of the Funds represents an interest in the same portfolio of investments and has the same rights and is identical in all respects, except that each class of shares bears its own Rule 12b-1 fees (if any) and transfer agency expenses; and Class C shares convert to Class A shares under certain circumstances. Each class of shares of a Fund votes separately with respect to that Fund’s Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are, when issued, fully paid and non-assessable, freely transferable, entitled to dividends as determined by the Directors and, in liquidation of a Fund, entitled to receive the net assets of a Fund.

Principal and Controlling Holders

MULTI-MANAGER SELECT RETIREMENT ALLOCATION FUND

To the knowledge of the Fund, as of November 1, 2019, the following persons owned of record or beneficially 5% or more of the noted class of shares of this Fund:

Name and Address	Number of Shares of Class	% of Class

Class A

Cetera Investment Services For the Benefit Of Denise L. Guavin P.O. Box 386 Saco, ME 04072-0386	1,464	5.33%

Edward D. Jones & Co. For the Benefit of Customers Attn: Terrance Spencer 12555 Manchester Rd. Saint Louis, MO 63131-3710	6,167	22.45%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	3,137	11.42%

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Name and Address	Number of Shares of Class	% of Class

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7,739	28.17%

Robert W. Baird & Co. Inc. 777 E. Wisconsin Ave. Milwaukee, WI 53202-5391	7,417	27.00%

Class C

AllianceBernstein L.P. Attn: Brent Mather-Seed Account One Nashville Place, 21st Floor 150 4th Avenue North Nashville, TN 37219-2415	1,000	10.56%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8,469	89.41%

Advisor Class

Ascensus Trust Company FBO Guest House Inc. 403(B) Plan 6922 P.O. Box 10758 Fargo, ND 58106-0758	8,617	17.05%

Great-West Trust Company, LLC TTEE C Savings Plan for Employees of the Partnership FO 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	9,717	19.22%

Mid Atlantic Trust Company, LLC FBO Sinopec Tech Houston LLC 401(K) Profit Sharing 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	7,536	14.91%

147

Name and Address	Number of Shares of Class	% of Class

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	18,658	36.91%

Class R

Matrix Trust Company Custodian FBO The Rider Weiner & Frankel PC 717 17th St., Ste. 1300 Denver, CO 80202-3304	37,590	96.89%

Class K

Great-West Trust Company, LLC TTEE C Digestive Healthcare of Georgia PC 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	180,459	22.72%

Great-West Trust Company, LLC TTEE FBO Diversified Air Systems 401(K) Savings Plan 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	48,277	6.08%

Great-West Trust Company, LLC TTEE FBO Tech Quip Inc. 401K 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	115,306	14.52%

Great-West Trust Company, LLC TTEE F North Suburban Pediatrics 401K 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	118,444	14.91%

Great-West Trust Company, LLC TTEE F Terra Hydr Inc. 401K 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	47,235	5.95%

148

Name and Address	Number of Shares of Class	% of Class

Class I

AllianceBernstein L.P. Attn: Brent Mather-Seed Account One Nashville Pl., 21st Floor 150 4th Avenue North Nashville, TN 37219-2415	1,100	99.29%

Class Z

AllianceBernstein L.P. Attn: Brent Mather-Seed Account One Nashville Place, 21st Floor 150 4th Avenue North Nashville, TN 37219-2415	1,014	87.02%

State Street Bank and Trust as TTEE and/or Cust. FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	136	11.64%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of November 1, 2019.

MULTI-MANAGER SELECT 2010 FUND

To the knowledge of the Fund, as of November 1, 2019, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Fund:

Name and Address	Number of Shares of Class	% of Class

Class A

Angie Leonard Cust. FBO Anthony Leonard Under-PA UTMA New Oxford, PA 17350-8729	3,327	5.44%

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Name and Address	Number of Shares of Class	% of Class

Edward D. Jones & Co. For the Benefit of Customers Attn: Terrance Spencer 12555 Manchester Rd. Saint Louis, MO 63131-3710	3,332	5.45%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	10,177	16.64%

Mary E. English Outside Investments C/O Deborah Purdy Easton, PA 18042-5325	5,735	9.37%

Mid Atlantic Trust Company, LLC FBO Visions, Inc. 401(K) Profit Sharing 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	4,239	6.93%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	25,011	40.89%

Class C

Ascensus Trust Company C/F James C. Everett IRA Apache Junction, AZ 85119-6424	1,773	33.62%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	3,262	61.87%

Advisor Class

Ascensus Trust Company C/F Gloria Eliot IRA Brooklyn, NY 11234-4210	55,554	45.60%

150

Name and Address	Number of Shares of Class	% of Class

Giaquinta Irrevocable Living Trust DTD 12/27/06 Gaetana Giaquinta as Grantor John Giaquinta TTEE Staten Island, NY 10306-3619	13,727	11.27%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	34,632	28.43%

Pershing LLC
P.O. Box 2052 Jersey City, NJ 07303-2052	8,543	7.01%

Class R

Mid Atlantic Trust Company, LLC FBO Vargo Physical Therapy 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	3,981	10.81%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	13,023	35.37%

Voya Retirement Insurance and Annuity Co. Qualified Plan 1 Orange Way, #B3N Windsor, CT 06095-4773	18,983	51.55%

Class K

Great-West Trust Company, LLC FBO Bernstein Litowitz Berger & Grossmann LLP Employee 401K Plan 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	81,667	5.31%

151

Name and Address	Number of Shares of Class	% of Class

Great-West Trust Company, LLC TTEE FBO Hunt Design Associates Inc. 401K and Profit Sharing Plan 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	98,176	6.38%

Great-West Trust Company, LLC TTEE FBO Urology Centers of Alabama PC 401(K) Profit Sharing Retirement Plan 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	404,623	26.30%

Class I

AllianceBernstein L.P. Attn: Brent Mather-Seed Account One Nashville Place, 21st Floor 150 4th Avenue North Nashville, TN 37219-2415	1,100	65.66%

Mid Atlantic Trust Company, LLC FBO Steven J. Schmitz 401(K) Profit Sharing 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	567	33.86%

Class Z

Great-West Trust Company, LLC TTEE FBO Interactive Instruments, Inc. 401K Plan 8515 E. Orchard Rd., #6T3 Greenwood Village, CO 80111-5002	7,452	21.67%

Great-West Trust Company, LLC TTEE FBO Milhouse Engineering & Construction, Inc. 8515 E. Orchard Rd., #6T3 Greenwood Village, CO 80111-5002	23,529	68.43%

152

Name and Address	Number of Shares of Class	% of Class

Great-West Trust Company, LLC TTEE FBO Orlando Food Sales, Inc. 401(K) PSP 8515 E. Orchard Rd., #6T3 Greenwood Village, CO 80111-5002	2,308	6.71%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, the following person owned of record or beneficially more than 25% of the Fund’s outstanding voting securities as of November 1, 2019.

MULTI-MANAGER SELECT 2015 FUND

To the knowledge of the Fund, as of November 1, 2019, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Fund:

Name and Address	Number of Shares of Class	% of Class

Class A

Ascensus Trust Company C/F Kathryn M. Kuntz IRA Rollover Woodbury, MN 55125-8601	7,855	7.29%

Ascensus Trust Company C/F Kim M. Schenk IRA Wisconsin Rapids, WI 54494-2313	6,911	6.42%

Ascensus Trust Company C/F Phillip B. Boucher IRA Ellington, CT 06029-3103	5,521	5.13%

Ascensus Trust Company C/F Roger D. Bunton IRA Kennewick, WA 99337-5212	7,733	7.18%

Edward D. Jones & Co. For the Benefit of Customers Attn: Terrance Spencer 12555 Manchester Rd. Saint Louis, MO 63131-3710	17,537	16.28%

153

Name and Address	Number of Shares of Class	% of Class

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	9,769	9.07%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	17,687	16.42%

Class C

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	44,834	88.79%

Advisor Class

Great-West Trust Company, LLC TTEE C Savings Plan for EES of the Partnership FO 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	179,480	45.25%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	186,573	47.04%

Class R

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	4,531	11.25%

State Street Bank and Trust as TTEE and/or Cust. FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	9,152	22.73%

154

Name and Address	Number of Shares of Class	% of Class

Voya Retirement Insurance and Annuity Co. Qualified Plan 1 Orange Way #B3N Windsor, CT 06095-4773	23,265	57.79%

Class K

Great-West Trust Company, LLC TTEE FBO Hersh, Mannis & Bogen LLP 401K Plan and Trust I 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	262,612	7.82%

Great-West Trust Company, LLC TTEE C Perry Hay & Chu PSP 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	203,437	6.05%

Great-West Trust Company, LLC TTEE C Pediatric Care of Rockville PSP 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	169,935	5.06%

Great-West Trust Company, LLC TTEE F The Spektors DDS PS 401K PSP 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	199,108	5.93%

Great-West Trust Company, LLC TTEE F Terra Hydr Inc 401K 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	170,483	5.07%

Class I

Nationwide Trust Co. FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	431,259	96.41%

155

Name and Address	Number of Shares of Class	% of Class

Class Z

Great-West Trust Company, LLC TTEE FBO Cody|Brock, Inc. Profit Sharing Plan 8515 E. Orchard Rd., #6T3 Greenwood Village, CO 80111-5002	18,832	57.42%

Great-West Trust Company, LLC TTEE FBO Milhouse Engineering & Construction, Inc. 8515 E. Orchard Rd., #6T3 Greenwood Village, CO 80111-5002	3,295	10.05%

Great-West Trust Company, LLC TTEE FBO Snoring And Sleep Apnea DTC Ltd. 401K PSP 8515 E. Orchard Rd., #6T3 Greenwood Village, CO 80111-5002	2,799	8.53%

Mid Atlantic Trust Company, LLC FBO Supreme Group Inc. 401(K) Plan 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	5,402	16.47%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of November 1, 2019.

MULTI-MANAGER SELECT 2020 FUND

To the knowledge of the Fund, as of November 1, 2019, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Fund:

Name and Address	Number of Shares of Class	% of Class

Class A

Ascensus Trust Company FBO Belt Valley Bank 401K P.O. Box 10758 Fargo, ND 58106-0758	20,520	5.31%

156

Name and Address	Number of Shares of Class	% of Class

Morgan Stanley Smith Barney LLC For The Exclusive Benefit of Its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	25,733	6.66%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	70,578	18.27%

Sharp Rees-Stealy Medical Inc. PSP FBO Gregory P. Imler as TTEE La Jolla, California 92037-7202	20,942	5.42%

Class C

Ascensus Trust Company C/F Anna Kuhr Dec’d IRA FBO Eve K. Hersov Hampstead London, England NW31RT	8,611	8.83%

Ascensus Trust Company C/F David F. Sokoloski Roth IRA Juneau, AK 99801-8919	5,550	5.69%

Ascensus Trust Company C/F E. Carol Storz IRA North Middletown, NJ 07748-5175	11,053	11.34%

Ascensus Trust Company C/F Hugo Fernandez IRA Rollover Montvale, NJ 07645-2109	5,859	6.01%

Ascensus Trust Company C/F Janice Schiffman Roth IRA New City, NY 10956-3222	9,952	10.21%

157

Name and Address	Number of Shares of Class	% of Class

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	8,104	8.31%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	4,942	5.07%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	31,866	32.69%

Advisor Class

Great-West Trust Company, LLC TTEE C Savings Plan For Employees of the Partnership FO 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	91,799	22.35%

Great-West Trust Company, LLC TTEE F Employee Benefits Clients 401K 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	42,663	10.39%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	243,967	59.39%

Class R

Ascensus Trust Company FBO Accurate Intercom 401K PS Plan P.O. Box 10758 Fargo, ND 58106-0758	65,279	11.78%

158

Name and Address	Number of Shares of Class	% of Class

Matrix Trust Company Cust. FBO The Rider Weiner & Frankel PC 717 17th St., Ste. 1300 Denver, CO 80202-3304	60,630	10.94%

State Street Bank and Trust as TTEE and/or Cust. FBO ADP Access Product 1 Lincoln St. Boston, MA 02111-2901	241,377	43.55%

Voya Retirement Insurance and Annuity Co. Qualified Plan 1 Orange Way, #B3N Windsor, CT 06095-4773	144,976	26.16%

Class K

Great-West Trust Company, LLC TTEE F Maron Marvel Bradley Anderson & Tardy 401K 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	427,653	5.26%

Class I

AllianceBernstein L.P. Attn: Brent Mather-Seed Account One Nashville Place, 21st Floor 150 4th Avenue North Nashville, TN 37219-2415	1,100	7.20%

Mid Atlantic Trust Company, LLC FBO Platinum Solutions Inc. 401(K) Profit 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	1,256	8.23%

Nationwide Trust Co. FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	8,468	55.47%

Reliance Trust Company FBO Massmutual Registered Product P.O. Box 28004 Atlanta, GA 30358-0004	2,748	18.00%

159

Name and Address	Number of Shares of Class	% of Class

Class Z

Great-West Trust Company, LLC TTEE FBO Interactive Instruments Inc. 401(K) Plan 8515 E. Orchard Rd., #6T3 Greenwood Village, CO 80111-5002	55,944	20.77%

Great-West Trust Company, LLC TTEE FBO Milhouse Engineering & Construction, Inc. 8515 E. Orchard Rd., #6T3 Greenwood Village, CO 80111-5002	56,671	21.04%

Great-West Trust Company, LLC TTEE FBO Snoring And Sleep Apnea DTC Ltd. 401K PSP 8515 E. Orchard Rd., #6T3 Greenwood Village, CO 80111-5002	131,419	48.79%

Mid Atlantic Trust Company, LLC FBO Supreme Group, Inc. 401(K) Plan 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	18,240	6.77%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of November 1, 2019.

160

MULTI-MANAGER SELECT 2025 FUND

To the knowledge of the Fund, as of November 1, 2019, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Fund:

Name and Address	Number of Shares of Class	% of Class

Class A

Ascensus Trust Company C/F Paul A. Thompson IRA Los Osos, CA 93402-2754	21,726	5.39%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	33,220	8.24%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	25,924	6.43%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	73,883	18.33%

Class C

Ascensus Trust Company C/F Beverly T. Gelston Roth IRA Juneau, AK 99801-8415	4,383	7.36%

Edward D. Jones & Co. For the Benefit of Customers Attn: Terrance Spencer 12555 Manchester Rd. Saint Louis, MO 63131-3710	7,721	12.97%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	21,984	36.93%

161

Name and Address	Number of Shares of Class	% of Class

Stifel Nicolaus & Co. Inc. Robert L. Helmbold & Paula S. Helmnbold TTEES 501 N Broadway, 8th Floor Saint Louis, MO 63102-2137	9,399	15.79%

TD Ameritrade FBO L. Hornung & Anthony Francavilla TR 8Z Corp 401K Plan FBO Patricia N. Laird Erie, CO 80516-6816	4,764	8.00%

Advisor Class

Great-West Trust Company, LLC TTEE C Savings Plan For Employees of the Partnership FO 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	186,620	31.29%

Great-West Trust Company, LLC TTEE F Employee Benefits Clients 401K 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	64,079	10.74%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	32,717	5.49%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	246,843	41.39%

Class R

Matrix Trust Company Cust. FBO The Rider Weiner & Frankel PC 717 17th St., Ste. 1300 Denver, CO 80202-3304	67,945	8.73%

162

Name and Address	Number of Shares of Class	% of Class

Mid Atlantic Trust Company, LLC FBO Vargo Physical Therapy 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	57,154	7.34%

State Street Bank and Trust as TTEE and/or Cust. FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	511,247	65.65%

Voya Retirement Insurance and Annuity Co. Qualified Plan 1 Orange Way, #B3N Windsor, CT 06095-4773	126,831	16.29%

Class K

Great-West Trust Company, LLC TTEE C Digestive Healthcare of Georgia PC 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	652,450	5.45%

Class I

Nationwide Trust Co. FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	59,594	42.22%

Reliance Trust Company FBO Massmutual Registered Product P.O. Box 28004 Atlanta, GA 30358-0004	74,803	53.00%

Class Z

Great-West Trust Company, LLC TTEE FBO Cody|Brock, Inc. Profit Sharing Plan 8515 E. Orchard Rd., #6T3 Greenwood Village, CO 80111-5002	177,786	27.46%

163

Name and Address	Number of Shares of Class	% of Class

Great-West Trust Company, LLC TTEE FBO Fransworth & Vonberg LLP PSP 8515 E. Orchard Rd., #6T3 Greenwood Village, CO 80111-5002	337,526	52.12%

Great-West Trust Company, LLC TTEE FBO Milhouse Engineering & Construction, Inc. 8515 E. Orchard Rd., #6T3 Greenwood Village, CO 80111-5002	49,111	7.58%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of November 1, 2019.

MULTI-MANAGER SELECT 2030 FUND

To the knowledge of the Fund, as of November 1, 2019, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Fund:

Name and Address	Number of Shares of Class	% of Class

Class A

Ascensus Trust Company Kirsch Dental LLC Simple IRA Judith A. Kirsch Frankfort, IL 60423-9712	38,566	5.75%

Ascensus Trust Company Kirsch Dental LLC Simple IRA Michael E. Kirsch Frankfort, IL 60423-9712	46,882	6.99%

Mid Atlantic Trust Company, LLC FBO Visions, Inc. 401(K) Profit Sharing 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	109,607	16.34%

164

Name and Address	Number of Shares of Class	% of Class

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	89,767	13.38%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	38,707	5.77%

Class C

Mid Atlantic Trust Company, LLC FBO AFSCME DC47 Health & Welfare Retirement 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	19,984	14.30%

Mid Atlantic Trust Company, LLC FBO Retirement Savings Plan of AFSCME D 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	28,202	20.18%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	41,572	29.74%

Advisor Class

C/O ICMA Retirement Corporation City of Wyandotte 777 North Capitol St., NE Washington, DC 20002-4239	43,541	5.92%

Great-West Trust Company, LLC FBO Employee Benefits Clients 401K 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	112,902	15.35%

165

Name and Address	Number of Shares of Class	% of Class

Great-West Trust Company, LLC TTEE C Savings Plan For Employees of the Partnership FO 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	110,984	15.09%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	352,342	47.92%

Class R

Matrix Trust Company Cust. FBO The Rider Weiner & Frankel PC 717 17th St., Ste. 1300 Denver, CO 80202-3304	77,574	27.35%

Mid Atlantic Trust Company, LLC FBO Vargo Physical Therapy 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	31,405	11.07%

State Street Bank and Trust as TTEE and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	105,840	37.31%

Voya Retirement Insurance and Annuity Co. Qualified Plan 1 Orange Way, #B3N Windsor, CT 06095-4773	42,807	15.09%

Class I

Mid Atlantic Trust Company, LLC FBO Baretz + Brunelle LLC 401(K) Profit Sharing 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	16,353	13.48%
166

Name and Address	Number of Shares of Class	% of Class

Nationwide Trust Co. FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	33,341	27.48%

Reliance Trust Company FBO Massmutual Registered Product P.O. Box 28004 Atlanta, GA 30358-0004	64,481	53.15%

Class Z

Great-West Trust Company, LLC TTEE FBO Fransworth & Vonberg LLP PSP 8515 E. Orchard Rd., #6T3 Greenwood Village, CO 80111-5002	34,427	6.71%

Great-West Trust Company, LLC TTEE FBO Milhouse Engineering & Construction, Inc 8515 E. Orchard Rd., #6T3 Greenwood Village, CO 80111-5002	35,232	6.86%

Great-West Trust Company, LLC TTEE FBO Orlando Food Sales Inc 401K PSP 8515 E. Orchard Rd., #6T3 Greenwood Village, CO 80111-5002	329,156	64.11%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of November 1, 2019.

167

MULTI-MANAGER SELECT 2035 FUND

To the knowledge of the Fund, as of November 1, 2019, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Fund:

Name and Address	Number of Shares of Class	% of Class

Class A

Ascensus Trust Company C/F Appen Media Group, Inc. PS P.O. Box 10758 Fargo, ND 58106-0758	66,739	13.74%

Ascensus Trust Company Octane Design Thomas C. Demay, Jr. Royal Oak, MI 48067-1157	35,172	7.24%

Ascensus Trust Company Octane Design William F. Bowen Ferndale, MI 48220-1273	30,294	6.24%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	49,230	10.14%

Class C

Ascensus Trust Company C/F Dorothy L. Ruch Roth IRA Hatfield, PA 19440-3010	8,927	7.30%

Ascensus Trust Company C/F Joan F. Stein IRA South Setauket, NY 11720-1226	9,812	8.02%

Ascensus Trust Company FBO Nathan Guteras Roth IRA Winter Haven, FL 33880-1826	6,159	5.04%

168

Name and Address	Number of Shares of Class	% of Class

Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	58,520	47.84%

Morgan Stanley Smith Barney LLC For The Exclusive Benefit of Its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1965	6,572	5.37%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9,058	7.40%

Advisor Class

C/O ICMA Retirement Corporation City of Wyandotte 777 North Capitol St., NE Washington, DC 20002-4239	50,998	9.78%

Great-West Trust Company, LLC TTEE C Savings Plan for Employees of The Partnership FO 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	196,973	37.76%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	196,541	37.68%

Class R

Mid Atlantic Trust Company, LLC FBO Vargo Physical Therapy 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	22,245	7.22%

169

Name and Address	Number of Shares of Class	% of Class

State Street Bank and Trust as TTEE and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	179,751	58.32%

Voya Retirement Insurance and Annuity Co. Qualified Plan 1 Orange Way, #B3N Windsor, CT 06095-4773	72,495	23.52%

Class I

Mid Atlantic Trust Company, LLC FBO Baretz + Brunelle LLC 401(K) Profit Sharing 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	41,023	32.39%

Nationwide Trust Co. FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	63,576	50.19%

Class Z

Ascensus Trust Company FBO Summit2Sea Consulting 401(K) Profit Sharing P.O. Box #10758 Fargo, ND 58106-0758	51,913	15.67%

Great-West Trust Company, LLC TTEE FBO Cody|Brock, Inc. Profit Sharing Plan 8515 E. Orchard Rd., #6T3 Greenwood Village, CO 80111-5002	17,668	5.33%

Great-West Trust Company, LLC TTEE F Employee Benefits Clients 401K 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	64,855	19.58%

170

Name and Address	Number of Shares of Class	% of Class

Great-West Trust Company, LLC TTEE FBO Milhouse Engineering & Construction, Inc 8515 E. Orchard Rd., #6T3 Greenwood Village, CO 80111-5002	116,341	35.13%

Mid Atlantic Trust Company, LLC FBO Animal Specialty Care Center O 401(K) 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	23,599	7.13%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of November 1, 2019.

MULTI-MANAGER SELECT 2040 FUND

To the knowledge of the Fund, as of November 1, 2019, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Fund:

Name and Address	Number of Shares of Class	% of Class

Class A
Ascensus Trust Company Teagle Optometry Glendale, LLC Donald E. Teagle Valencia, CA 91355-2828	49,504	15.74%

Great-West Trust Company, LLC TTEE F Lakeshore Utility Trailer Inc. 401K 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	16,695	5.31%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	23,569	7.50%

171

Name and Address	Number of Shares of Class	% of Class

Class C

Mid Atlantic Trust Company, LLC FBO IT Data Inc. 401(K) Profit 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	11,432	14.51%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	17,140	21.75%

RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 60 S 6th St, MSC P08 Minneapolis, MN 55402-4413	5,250	6.66%

Stifel Nicolaus & Co Inc. Morgan D. Buttler 501 N. Broadway, 8th Floor Saint Louis, MO 63102-2137	6,422	8.15%

Stifel Nicolaus & Co Inc. Glenn A. Crowley Roth 501 N. Broadway, 8th Floor Saint Louis, MO 63102-2137	5,055	6.41%

Stifel Nicolaus & Co Inc. Heath Tabor & 501 N. Broadway, 8th Floor Saint Louis, MO 63102-2137	9,783	12.41%

Advisor Class

City of Wyandotte C/O ICMA Retirement Corporation 777 North Capitol St., NE Washington, DC 20002-4239	33,211	8.67%

172

Name and Address	Number of Shares of Class	% of Class

Great-West Trust Company, LLC TTEE C Savings Plan For Employees of the Partnership FO 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	91,427	23.86%

Great-West Trust Company, LLC TTEE F Employee Benefits Clients 401K 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	28,492	7.44%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	195,229	50.95%

Class R

Mid Atlantic Trust Company, LLC FBO Vargo Physical Therapy 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	13,861	5.94%

Mid Atlantic Trust Company, LLC FBO Vicente Consulting, LLC 401K Profit 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	39,058	16.75%

State Street Bank and Trust as TTEE and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	111,030	47.62%

Voya Retirement Insurance and Annuity Co. Qualified Plan 1 Orange Way, #B3N Windsor, CT 06095-4773	40,062	17.18%

173

Name and Address	Number of Shares of Class	% of Class

Class I

Mid Atlantic Trust Company, LLC FBO Baretz + Brunelle, LLC 401K Profit Sharing 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	35,893	54.23%

Nationwide Trust Co. FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	11,584	17.50%

Reliance Trust Company FBO Massmutual Registered Product P.O. Box 28004 Atlanta, GA 30358-0004	11,971	18.09%

Class Z

Ascensus Trust Company FBO Summit2Sea Consulting 401(K) Profit Sharing P.O. Box #10758 Fargo, ND 58106-0758	35,156	8.66%

Great-West Trust Company, LLC TTEE FBO Cody|Brock, Inc. Profit Sharing Plan 8515 E. Orchard Rd., #6T3 Greenwood Village, CO 80111-5002	28,907	7.12%

Great-West Trust Company, LLC TTEE FBO Fransworth & Vonberg LLP PSP 8515 E. Orchard Rd., #6T3 Greenwood Village, CO 80111-5002	27,733	6.83%

Great-West Trust Company, LLC TTEE FBO HP Homes Holding Co LLC 401K 8515 E. Orchard Rd., #6T3 Greenwood Village, CO 80111-5002	28,187	6.94%

174

Name and Address	Number of Shares of Class	% of Class

Great-West Trust Company, LLC TTEE FBO Milhouse Engineering & Construction, Inc. 8515 E. Orchard Rd., #6T3 Greenwood Village, CO 80111-5002	57,786	14.24%

Great-West Trust Company, LLC TTEE F Employee Benefits Clients 401K 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	123,060	30.32%

TD Ameritrade FBO Voya Institutional Trust Company as Custodian PSP for Employee of AllianceBernstein L.P. FBO Daniel J. Loewy Port Washington, NY 11050-3328	61,350	15.11%

TD Ameritrade Trust Co. Attn: House P.O. Box 17748 Denver, CO 80217-0748	23,261	5.73%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of November 1, 2019.

MULTI-MANAGER SELECT 2045 FUND

To the knowledge of the Fund, as of November 1, 2019, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Fund:

Name and Address	Number of Shares of Class	% of Class

Class A
Ascensus Trust Company C/F Appen Media Group Inc. PS P.O. Box 10758 Fargo, ND 58106-0758	11,460	5.11%

175

Name and Address	Number of Shares of Class	% of Class

Ascensus Trust Company FBO Belt Valley Bank 401K P.O. Box 10758 Fargo, ND 58106-0758	18,562	8.28%

Ascensus Trust Company GCT Simple Retirement Plan Derek L. Torgerson Pearland, TX 77584-2572	21,295	9.50%

State Street Bank and Trust as TTEE and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	16,088	7.18%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	13,915	6.21%

Class C

Ascensus Trust Company C/F Laura J. Baisch IRA Rollover Madison, NJ 07940-2565	3,268	17.09%

Ascensus Trust Company C/F Patricia Baisch Dec’d FBO Laura J. Baisch IRA Madison, NJ 07940-2565	5,197	27.18%

Ascensus Trust Company TPG Tax & Accounting NDFI Nicole R. Navarro Mesa, AZ 85212-1953	2,470	12.92%

Mid Atlantic Trust Company, LLC FBO AFSCME DC47 Health & Welfare Retirement 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	1,420	7.43%

176

Name and Address	Number of Shares of Class	% of Class

Mid Atlantic Trust Company, LLC FBO Retirement Savings Plan of AFSCME D 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	1,247	6.52%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	3,689	19.29%

Advisor Class

Great-West Trust Company, LLC TTEE C Savings Plan For Employees of the Partnership FO 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	98,929	24.43%

Great-West Trust Company, LLC TTEE F Employee Benefits Clients 401K 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	71,504	17.66%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	207,597	51.27%

Class R

Equitable Life for Separate Acct Qualified Plan Attn: Susan Serro 525 Washington Blvd., 27th Floor Jersey City, NJ 07310-1670	16,706	21.99%

Mid Atlantic Trust Company, LLC FBO Vargo Physical Therapy 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	5,276	6.94%

177

Name and Address	Number of Shares of Class	% of Class

Mid Atlantic Trust Company, LLC FBO Vicente Consulting, LLC 401K Profit 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	15,249	20.07%

State Street Bank and Trust as TTEE and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	16,897	22.24%

Voya Retirement Insurance and Annuity Co. Qualified Plan 1 Orange Way, #B3N Windsor, CT 06095-4773	17,491	23.02%

Class K

Great-West Trust Company, LLC TTEE C Mantell & Prince PC 401K PSP C/O Fascore LLC 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	319,971	5.48%

Class I

Mid Atlantic Trust Company, LLC FBO Baretz + Brunelle, LLC 401 (K) Profit Sharing 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	2,159	5.77%

Nationwide Trust Co. FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	17,073	45.59%

Reliance Trust Company FBO Massmutual Registered Product P.O. Box 28004 Atlanta, GA 30358-0004	14,772	39.45%
178

Name and Address	Number of Shares of Class	% of Class

Class Z

Ascensus Trust Company FBO Summit2Sea Consulting 401(K) Profit Sharing P.O. Box #10758 Fargo, ND 581106-0758	24,882	8.29%

Great-West Trust Company, LLC TTEE FBO Milhouse Engineering & Construction, Inc. 8515 E. Orchard Rd., #6T3 Greenwood Village, CO 80111-5002	119,838	39.94%

Great-West Trust Company, LLC TTEE F Employee Benefits Clients 401K 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	68,247	22.74%

Mid Atlantic Trust Company, LLC FBO Supreme Group, Inc. 401K Plan 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	17,304	5.77%

TD Ameritrade FBO Voya Institutional Trust Company as Custodian PSP for Employee of AllianceBernstein L.P. FBO Christopher H. Nikolich Berkeley Heights, NJ 07922-2642	37,053	12.35%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of November 1, 2019.

179

MULTI-MANAGER SELECT 2050 FUND

To the knowledge of the Fund, as of November 1, 2019, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Fund:

Name and Address	Number of Shares of Class	% of Class

Class A

Ascensus Trust Company FBO Modern Welding Co. 401K Saving P.O. Box 10758 Fargo, ND 58106-0758	21,102	17.56%

Ascensus Trust Company GCT Simple Retirement Plan Mitchell R. Armstrong Alvin, TX 77511-1665	14,295	11.90%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	27,984	23.29%

Class C

AllianceBernstein L.P. Attn: Brent Mather-Seed Account One Nashville Place, 21st Floor 150 4th Avenue North Nashville, TN 37219-2415	1,020	14.06%

Ascensus Trust Company C/F Taylorville Memorial Hospital FBO Shannon R. Davis Taylorville, IL 62568-9601	956	13.17%

Ascensus Trust Company Illinois Mechanical Sales, LLC NDFI Justin W. Varriale New Lenox, IL 60451-2690	488	6.73%

Mid Atlantic Trust Company, LLC FBO IT Data Inc. 401(K) 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	3,566	49.14%

180

Name and Address	Number of Shares of Class	% of Class

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	594	8.18%

Advisor Class

City of Wyandotte C/O ICMA Retirement Corporation 777 North Capitol St., NE Washington, DC 20002-4239	30,448	11.37%

Great-West Trust Company, LLC TTEE C Savings Plan For Employees of the Partnership FO 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	33,208	12.40%

Great-West Trust Company, LLC TTEE F Employee Benefits Clients 401K 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	14,935	5.58%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	176,194	65.79%

Class R

Equitable Life For Separate Acct Qualified Plan Attn: Susan Serro 525 Washington Blvd., 27th Floor Jersey City, NJ 07310-1670	5,548	6.01%

Mid Atlantic Trust Company, LLC FBO Contemporary Staffing Solutions, Inc. 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	5,256	5.70%

181

Name and Address	Number of Shares of Class	% of Class

Mid Atlantic Trust Company, LLC FBO Jack Maxton Chevrolet 401K Plan 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	21,656	23.47%

Mid Atlantic Trust Company, LLC FBO Vicente Consulting, LLC 401(K) Profit Sharing 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	12,316	13.35%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	6,140	6.65%

State Street Bank and Trust as TTEE and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	23,204	25.15%

Voya Retirement Insurance and Annuity Co. Qualified Plan 1 Orange Way, #B3N Windsor, CT 06095-4773	13,594	14.73%

Class I

Mid Atlantic Trust Company, LLC FBO Baretz + Brunelle, LLC 401 K Profit Sharing 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	12,692	35.62%

Nationwide Trust Co. FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	17,368	48.74%

182

Name and Address	Number of Shares of Class	% of Class

Class Z

Ascensus Trust Company FBO Summit2Sea Consulting 401(K) Profit Sharing P.O. Box #10758 Fargo, ND 58106-0758	14,115	8.31%

Great-West Trust Company, LLC TTEE FBO Cody|Brock, Inc. Profit Sharing Plan 8515 E. Orchard Rd., #6T3 Greenwood Village, CO 80111-5002	17,831	10.50%

Great-West Trust Company, LLC TTEE FBO Milhouse Engineering & Construction, Inc. 8515 E. Orchard Rd., #6T3 Greenwood Village, CO 80111-5002	55,212	32.52%

Great-West Trust Company, LLC TTEE F Employee Benefits Clients 401K 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	65,522	38.60%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of November 1, 2019.

MULTI-MANAGER SELECT 2055 FUND

To the knowledge of the Fund, as of November 1, 2019, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Fund:

Name and Address	Number of Shares of Class	% of Class
Class A

Gerlach & Co. LLC/Citibank Open WE0 3800 Citigroup Center Bldg. B3-14 Tampa, FL 33610	10,330	7.21%

183

Name and Address	Number of Shares of Class	% of Class

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	43,244	30.20%

Class C

Ascensus Trust Company Aircraft Ducting Repair Inc. Emily Rachael Alford Attn: Steve Alford Personal & Confidential 101 Hunters Circle Forney, TX 75126-4101	499	6.18%

Ascensus Trust Company Executive Sports Group NDFI SIM IRA Sarah A. Chin Croton on Hudson, NY 10520-1119	1,384	17.13%

Ascensus Trust Company Glen’s Tire, Inc. Michael J. Johnstone Attn: Pam Johnstone Mora, MN 55051-1616	1,038	12.84%

Mid Atlantic Trust Company, LLC FBO AFSCME DC47 Health & Welfare Retirement 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	521	6.45%

Mid Atlantic Trust Company, LLC FBO IT Data Inc. 401(K) 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	510	6.31%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310	1,671	20.67%

184

Name and Address	Number of Shares of Class	% of Class

Advisor Class

Ascensus Trust Company FBO Richard A. Davies IRA Rollover New York, NY 10024-6476	36,931	17.96%

Great-West Trust Company, LLC TTEE C Savings Plan For Employees of the Partnership FO 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	24,526	11.93%

Great-West Trust Company, LLC TTEE F Employee Benefits Clients 401K 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	16,096	7.83%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	121,160	58.92%

185

Name and Address	Number of Shares of Class	% of Class

Class R

Ascensus Trust Company FBO Accurate Intercom 401K PS Plan P.O. Box 10758 Fargo, ND 58106-0758	4,338	6.67%

Mid Atlantic Trust Company, LLC FBO Contemporary Staffing Solutions, Inc. 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	3,346	5.14%

Mid Atlantic Trust Company, LLC FBO Vicente Consulting LLC 401(K) Profit 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	23,918	36.76%

MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	4,547	6.99%

State Street Bank and Trust as TTEE and/or Cust FBO ADP Access Product 1 Lincoln St. Boston, MA 02111-2901	20,945	32.19%

Class K

Ascensus Trust Company FBO FP1 Strategies LLC 401K Profit Sharing P.O. Box 10577 Fargo, ND 58106-0577	199,305	6.22%

186

Name and Address	Number of Shares of Class	% of Class

Great-West Trust Company, LLC TTEE C AEA Investors LLC 401K Savings Plan 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	185,425	5.78%

Great-West Trust Company, LLC TTEE FBO Access Supports for Living Inc. 403B Retirement Plan 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	218,239	6.81%

Great-West Trust Company, LLC TTEE FBO Gordon Fournaris & Mammarella PA Profit Sharing Plan 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	402,321	12.55%

Great-West Trust Company, LLC TTEE FBO W F Magann Corporation 401K Plan 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	220,223	6.87%

Class I

Ascensus Trust Company FBO Dercon Construction Services 401K P.O. Box #10758 Fargo, ND 58106-0758	2,467	9.33%

Mid Atlantic Trust Company, LLC FBO Baretz + Brunelle LLC 401 (K) Profit Sharing 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	8,970	33.92%

Mid Atlantic Trust Company, LLC FBO Ferrante Insurance Services, I 401(K) 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	1,821	6.89%

Nationwide Trust Co. FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	7,698	29.12%

Class Z

Great-West Trust Company, LLC TTEE FBO Cody|Brock, Inc. Profit Sharing Plan 8515 E. Orchard Rd., #6T3 Greenwood Village, CO 80111-5002	16,307	12.67%
Great-West Trust Company, LLC TTEE FBO Milhouse Engineering & Construction, Inc. 8515 E. Orchard Rd., #6T3 Greenwood Village, CO 80111-5002	63,743	49.53%

Great-West Trust Company, LLC TTEE F Employee Benefits Clients 401K 8515 E. Orchard Rd., #2T2 Greenwood Village, CO 80111-5002	20,391	15.85%

Mid Atlantic Trust Company, LLC FBO Supreme Group Inc. 401(K) Plan 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	13,972	10.86%

187

Name and Address	Number of Shares of Class	% of Class

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6,972	5.42%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of November 1, 2019.

MULTI-MANAGER SELECT 2060 FUND

To the knowledge of the Fund, as of November 1, 2019, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Fund:

Name and Address	Number of Shares of Class	% of Class

Class A

AllianceBernstein L.P. Attn: Brent Mather-Seed Acct 1 N. Lexington Avenue White Plains, NY 10601-1712	1,000	34.86%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,676	58.42%

Class C

AllianceBernstein L.P. Attn: Brent Mather-Seed Acct 1 N. Lexington Avenue White Plains, NY 10601-1712	1,000	68.98%

188

Name and Address	Number of Shares of Class	% of Class

Ascensus Trust Company C/F Andrea Jackson Roth IRA Carnegie, PA 15106-4037	448	30.89%

Advisor Class

AllianceBernstein L.P. Attn: Brent Mather-Seed Acct 1 N. Lexington Avenue White Plains, NY 10601-1712	19,000	99.99%

Class R

AllianceBernstein L.P. Attn: Brent Mather-Seed Acct 1 N. Lexington Avenue White Plains, NY 10601-1712	1,000	44.37%

Equitable Life For Separate Acct Qualified Plan Attn: Susan Serro 525 Washington Blvd., 27th Floor Jersey City, NJ 07310-1670	1,252	55.54%

Class K

AllianceBernstein L.P. Attn: Brent Mather-Seed Acct 1 N Lexington Avenue White Plains, NY 10601-1712	1,000	36.58%

Ascensus Trust Company FBO Childrens Community Services 401K Plan P.O. Box 10758 Fargo, ND 58106-0758	1,732	63.34%

Class I

AllianceBernstein L.P. Attn: Brent Mather-Seed Acct 1 N. Lexington Avenue White Plains, NY 10601-1712	1,000	99.80%

Class Z

Ascensus Trust Company FBO Summit2Sea Consulting 401(K) Profit Sharing P.O. Box #10758 Fargo, ND 58106-0758	5,677	18.91%

189

Name and Address	Number of Shares of Class	% of Class

Great-West Trust Company, LLC TTEE FBO Cody|Brock, Inc. Profit Sharing Plan 8515 E. Orchard Rd., #6T3 Greenwood Village, CO 80111-5002	1,896	6.32%

Great-West Trust Company, LLC TTEE FBO Milhouse Engineering & Construction, Inc. 8515 E. Orchard Rd., #6T3 Greenwood Village, CO 80111-5002	20,569	68.50%

A shareholder who beneficially owns more than 25% of a Fund’s outstanding voting securities is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Fund, no person beneficially owned more than 25% of the Fund’s outstanding voting securities as of November 1, 2019.

Custodial Arrangements

State Street, State Street Corporation CCB/5, 1 Iron Street, Boston, MA 02210 acts as the custodian and as accounting agent for the assets of the Funds, but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter

ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of each Fund. Under the Distribution Services Agreement between the Funds and ABI, the Funds have agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel

Legal matters in connection with the issuance of the shares of the Funds offered hereby are passed upon by Seward & Kissel LLP, 901 K Street NW, Suite 800, Washington, DC 20001.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 5 Times Square, New York, NY 10036, has been appointed as the independent registered public accounting firm for the Funds.

190

Code of Ethics and Proxy Voting Policies and Procedures

The Funds, the Adviser and ABI have each adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

The Funds have adopted the Adviser’s proxy voting policies and procedures. A description of the Adviser’s proxy voting policies and procedures is attached as Appendix A.

Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling (800) 227-4618; or through the Funds’ website at www.abfunds.com; or both; and (2) on the SEC’s website at www.sec.gov.

Additional Information

Any shareholder inquiries may be directed to the shareholder’s financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Funds with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C. or on the internet at www.abfunds.com.

191

FINANCIAL STATEMENTS AND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Funds for the fiscal year or period ended July 31, 2019 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Funds’ annual report. The Funds’ annual report was filed on Form N-CSR with the SEC on October 4, 2019. This report is available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.abfunds.com.

192

Appendix A

Proxy Voting and Governance Policy Statement

Introduction

As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients’ best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights and transparency.

We have an obligation to vote proxies in a timely manner and we apply the principles in our Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”) and this policy statement to our proxy decisions. We believe a company’s environmental, social and governance (“ESG”) practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment (“RI Policy”).

Our Proxy Voting and Governance Policy, which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AB’s investment management subsidiaries and investment services groups investing on behalf of clients globally. Both this Statement and the Policy are intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“Proxy Managers”), in order to ensure that our proxy voting policies and procedures are implemented consistently. Copies of the Policy, the RI Policy and our voting records, as noted below in “Voting Transparency”, can be found on our Internet site (www.alliancebernstein.com).

We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from the Policy.

Research Underpins Decision Making

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Voting and Governance Committee, which provides oversight and includes senior investment professionals from Equities,

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Legal personnel and Operations personnel. It is the responsibility of the Proxy Voting and Governance Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review this Statement and the Policy no less frequently than annually. In addition, the Proxy Voting and Governance Committee meets at least three times a year and as necessary to address special situations.

Research Services

We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services (“ISS”). All our investment professionals can access these materials via the Proxy Manager and/or Proxy Voting and Governance Committee.

Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Proxy Voting and Governance Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the Proxy Manager(s), who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

Proxy Voting Guidelines

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in the Proxy Voting and Governance Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

Our proxy voting guidelines pertaining to specific issues are set forth in the Policy and include guidelines relating to board and director proposals, compensation proposals, capital changes and anti-takeover proposals, auditor proposals, shareholder access and voting proposals, and environmental, social and disclosure proposals. The following are examples of specific issues within each of these broad categories:

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Board and Director Proposals: Election of Directors

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled and may take into account affiliations, related-party transactions and prior service to the company. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

Capital Changes and Anti-Takeover Proposals: Authorize Share Repurchase

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

Auditor Proposals: Appointment of Auditors

We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation.

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different standard, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

Shareholder Access and Voting Proposals: Proxy Access for Annual Meetings

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the

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SEC framework for proxy access (adopted by the US Securities and Exchange Commission (“SEC”) in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or include their own competing, more strict, proposals on the same ballot.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

Environmental, Social and Disclosure Proposals: Lobbying and Political Spending

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

Conflicts of Interest

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed

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throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which we or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, we have established procedures for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of interest (e.g., if such company is our client) and reviewing our proposed votes for these companies and organizations in light of the Policy and ISS’s recommendations. If our proposed vote is contrary to, or not contemplated in, the Policy, is consistent with a client’s position and is contrary to ISS’s recommendation, we refer to proposed vote to our Conflicts Officer for his determination.

In addition, our Proxy Voting and Governance Committee takes reasonable steps to verify that ISS continues to be independent, including an annual review of ISS’s conflict management procedures. When reviewing these conflict management procedures, we consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

Voting Transparency

We publish our voting records on our Internet site (www.alliancebernstein.com) quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

Recordkeeping

All of the records referenced in our Policy will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.

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PART C

OTHER INFORMATION

ITEM 28.	Exhibits

(a)	(1)	Articles of Amendment and Restatement of Articles of Incorporation of the Registrant, dated May 11, 2011 and filed May 16, 2011 – Incorporated by reference to Exhibit (a) to Post-Effective Amendment No. 96 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 3, 2011.

	(2)	Articles Supplementary to Articles of Incorporation of the Registrant, dated June 15, 2011 and filed June 17, 2011 – Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 97 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 17, 2011.

	(3)	Articles Supplementary to Articles of Incorporation of the Registrant, dated and filed September 21, 2011 - Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 105 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 22, 2011.

	(4)	Articles Supplementary to Articles of Incorporation of the Registrant, dated August 5, 2011 and filed August 8, 2011 – Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 106 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 23, 2011.

	(5)	Articles Supplementary to Articles of Incorporation of the Registrant, dated November 30, 2011 and filed December 27, 2011 – Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 117 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

	(6)	Articles Supplementary to Articles of Incorporation of the Registrant, dated and filed November 21, 2012 – Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 130 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on December 11, 2012.

	(7)	Articles Supplementary to Articles of Incorporation of the Registrant, dated February 6, 2014 and filed February 7, 2014 – Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 145 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 10, 2014.
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(8)	Articles Supplementary to Articles of Incorporation of the Registrant, dated November 7, 2013 and filed November 25, 2013 – Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 146 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 26, 2014.

(9)	Articles of Amendment to Articles of Incorporation of the Registrant, dated and filed March 17, 2014 – Incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 149 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on March 17, 2014.

(10)	Articles Supplementary to Articles of Incorporation of the Registrant, dated and filed March 17, 2014 – Incorporated by reference to Exhibit (a)(10) to Post-Effective Amendment No. 149 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on March 17, 2014.

(11)	Articles Supplementary to Articles of Incorporation of the Registrant, dated May 27, 2014 and filed May 29, 2014 – Incorporated by reference to Exhibit (a)(11) of Post-Effective Amendment No. 153 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 30, 2014.

(12)	Articles Supplementary to Articles of Incorporation of the Registrant, dated August 6, 2014 and filed August 7, 2014 – Incorporated by reference to Exhibit (a)(12) of Post-Effective Amendment No. 163 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on August 8, 2014.

(13)	Articles Supplementary to Articles of Incorporation of the Registrant, dated August 6, 2014 and filed August 11, 2014 – Incorporated by reference to Exhibit (a)(13) of Post-Effective Amendment No. 166 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on August 13, 2014.

(14)	Articles Supplementary to Articles of Incorporation of the Registrant, dated September 15, 2014 and filed September 18, 2014 – Incorporated by reference to Exhibit (a)(14) of Post-Effective Amendment No. 174 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 5, 2014.

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(15)	Articles of Supplementary to Articles of Incorporation of the Registrant, dated and filed November 7, 2014 – Incorporated by reference to Exhibit (a)(15) to Post-Effective Amendment No. 175 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 7, 2014.

(16)	Articles Supplementary to Articles of Incorporation of the Registrant, dated and filed November 7, 2014 - Incorporated by reference to Exhibit (a)(16) to Post-Effective Amendment No. 175 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 7, 2014.

(17)	Articles of Amendment to the Articles of Incorporation of the Registrant effective and filed February 5, 2015 – Incorporated by reference to Exhibit (a)(17) to Post-Effective Amendment No. 182 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 6, 2015.

(18)	Articles of Amendment to the Articles of Incorporation of the Registrant effective and filed January 5, 2015 – Incorporated by reference to Exhibit (a)(18) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

(19)	Articles Supplementary to the Articles of Incorporation of the Registrant effective and filed May 7, 2015 – Incorporated by reference to Exhibit (a)(19) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

(20)	Articles Supplementary to the Articles of Incorporation of the Registrant, dated and filed June 24, 2015 – Incorporated by reference to Exhibit (a)(20) to Post-Effective Amendment No. 185 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 24, 2015.

(21)	Articles of Amendment to the Articles of Incorporation of the Registrant, dated and filed December 29, 2016 – Incorporated by reference to Exhibit (a)(21) to Post-Effective Amendment No. 221 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on December 29, 2016.

(22)	Articles Supplementary to the Articles of Incorporation of the Registrant, dated and filed December 29, 2016 – Incorporated by reference to Exhibit (a)(22) to Post-Effective Amendment No. 222 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on December 29, 2016.
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	(23)	Articles Supplementary to the Articles of Incorporation of the Registrant, dated January 31, 2017 and filed February 1, 2017 – Incorporated by reference to Exhibit (a)(21) to Post-Effective Amendment No. 224 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 13, 2017.

	(24)	Articles Supplementary to the Articles of Incorporation of the Registrant, dated July 18, 2017 and filed July 20, 2017 – Incorporated by reference to Exhibit (a)(24) to Post-Effective Amendment No. 240 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 28, 2017.

	(25)	Articles Supplementary to the Articles of Incorporation of the Registrant dated and filed April 5, 2017 – Incorporated by reference to Exhibit (a)(25) to Post-Effective Amendment No. 244 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 31, 2017.

	(26)	Articles of Amendment to the Articles of Incorporation of the Registrant dated May 5, 2017 and filed May 9, 2017 – Incorporated by reference to Exhibit (a)(26) to Post-Effective Amendment No. 244 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 31, 2017.

	(27)	Articles Supplementary to the Articles of Incorporation of the Registrant dated and filed May 3, 2018 – Incorporated by reference to Exhibit (a)(27) to Post-Effective Amendment No. 255 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 4, 2018.

	(28)	Articles Supplementary to the Articles of Incorporation of the Registrant dated and filed November 9, 2018 – Incorporated by reference to Exhibit (a)(28) to Post-Effective Amendment No. 262 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 15, 2018.

(b)	Amended and Restated By-Laws of the Registrant – Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 81 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on August 30, 2006.

(c)	Not applicable.

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(d)	(1)	Investment Advisory Contract between the Registrant and AllianceBernstein L.P., with respect to the AB Small Cap Growth Portfolio, AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio, AB Select US Long/Short Portfolio, AB Concentrated Growth Fund, AB Global Core Equity Portfolio, AB Small Cap Value Portfolio, AB All Market Income Portfolio, AB All Market Alternative Return Portfolio, AB Concentrated International Growth Portfolio, AB International Strategic Core Portfolio, AB Emerging Markets Core Portfolio, AB FlexFee Large Cap Growth Portfolio, AB FlexFee US Thematic Portfolio, AB FlexFee Core Opportunities Portfolio, AB FlexFee International Strategic Core Portfolio, AB FlexFee Emerging Markets Growth Portfolio, and AB All China Equity Portfolio, dated July 22, 1992, as amended September 7, 2004, December 15, 2004, December 23, 2009, August 2, 2010, October 26, 2010, July 6, 2011, August 31, 2011, December 8, 2011, December 15, 2011, September 27, 2012, December 12, 2012, March 1, 2014, October 22, 2014, November 12, 2014, December 3, 2014, December 18, 2014, March 4, 2015, April 15, 2015, July 1, 2015, July 29, 2015, September 9, 2015, December 3, 2015, November 1, 2016, June 28, 2017, August 28, 2017, November 1, 2017 and July 25, 2018 – Incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 259 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 26, 2018.

	(2)	Investment Advisory Fee Waiver Agreement between the Registrant, on behalf of the AllianceBernstein Concentrated Growth Fund, and AllianceBernstein L.P., dated March 1, 2014 - Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 215 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 28, 2016.

	(3)

Form of Advisory Fee Waiver Agreement between the Registrant, on behalf of the AB Performance Fee Series - Large Cap Growth Portfolio, AB Performance Fee Series - US Thematic Portfolio, AB Performance Fee Series - Core Opportunities Portfolio, AB Performance Fee Series - International Strategic Core Portfolio and AB Performance Fee Series - Emerging Markets Growth Portfolio and AllianceBernstein L.P. –Incorporated by reference to Exhibit (d)(34) to Post-Effective Amendment No. 229 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on March 9, 2017.

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	(4)	Fourth Amended and Restated Sub-Advisory Agreement between AllianceBernsten L.P., on behalf of the AB Multi-Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi-Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund, AB Multi-Manager Select 2055 Fund and AB Multi-Manager Select 2060 Fund, and Morningstar Investment Management LLC, dated February 1, 2019 – Incorporated by reference to Exhibit (d)(33) to Post-Effective Amendment No. 270 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2019.

	(5)	Investment Advisory Contract between the Registrant, on behalf of the AB Multi-Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi-Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund, AB Multi-Manager Select 2055 Fund and AB Multi-Manager Select 2060, and AllianceBernstein L.P., dated December 15, 2014, as amended February 1, 2019 – Filed herewith.

(e)	(1)	Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.), dated July 22, 1992 – Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 63 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on January 30, 1998.

	(2)	Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) dated July 19, 1996 – Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 61 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 3, 1997.

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(3)	Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.), dated March 1, 2005 – Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 215 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 28, 2016.

(4)	Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc., dated June 14, 2006 – Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 82 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 31, 2006.

(5)	Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.), dated July 22, 1992, as amended as of April 30, 1993 – Incorporated by reference to Exhibit (e)(5) to Post-Effective Amendment No. 86 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 6, 2009.

(6)	Amendment to Distribution Services Agreement, dated as of August 4, 2011 between Registrant and AllianceBernstein Investments, Inc. – Incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 117 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

(7)	Selected Dealer Agreement between AllianceBernstein Investments, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated making available shares of the Registrant effective April 30, 2009 – Incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

(8)	Load Fund Operating Agreement between AllianceBernstein Investments, Inc. and Charles Schwab & Co., Inc. making available shares of the Registrant, dated as of June 1, 2007 – Incorporated by reference to Exhibit (e)(9) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

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(9)	Cooperation Agreement between AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Research and Management, Inc.) and UBS AG, dated November 1, 2005 – Incorporated by reference to Exhibit (e)(10) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

(10)	Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.), amended as of August 9, 2013 – Incorporated by reference to Exhibit (e)(12) to Post-Effective Amendment No. 147 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 28, 2014.

(11)	Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.) amended as of April 15, 2015 – Incorporated by reference to Exhibit (e)(13) to Post-Effective Amendment No. 195 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 30, 2015.

(12)	Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.), amended as of July 29, 2015 –Incorporated by reference to Exhibit (e)(14) to Post-Effective Amendment No. 210 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2016.

(13)	Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.), amended as of September 9, 2015 – Incorporated by reference to Exhibit (e)(15) to Post-Effective Amendment No. 210 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2016.

(14)	Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.), amended as of December 3, 2015 – Incorporated by reference to Exhibit (e)(16) to Post-Effective Amendment No. 210 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2016.

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	(15)	Form of Selected Agent Agreement for Depository Institutions and their Subsidiaries between AllianceBernstein Investments, Inc. and selected agents making available shares of the Registrant - Incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 112 of the Registration Statement on Form N-1A of The AB Portfolios (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on December 29, 2017.

	(16)	Form of Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly, AllianceBernstein Investment Research and Management, Inc.), amended as of November 2018 – Incorporated by reference to Exhibit (e)(20) to Post-Effective Amendment No. 262 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 15, 2018.

	(17)	Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly, AllianceBernstein Investment Research and Management, Inc.), amended as of February 1, 2019 – Incorporated by reference to Exhibit (e)(19) to Post-Effective Amendment No. 272 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 29, 2019.

	(18)	Form of Selected Agreement for Broker-Dealers between AllianceBernstein Investments, Inc. and selected dealers offering shares of the Registrant - Incorporated by reference to Exhibit (e)(10) to Post-Effective Amendment No. 166 of the Registration Statement on Form N-1A of AB Discovery Growth Fund, Inc. (File Nos. 2-10768 and 811-00204), filed with the Securities and Exchange Commission on October 29, 2019.

(f)		Not applicable.

(g)	(1)	Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, effective August 3, 2009 – Incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 51 of the Registration Statement on Form N-1A of AllianceBernstein Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 2010.

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(2)	Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein International Discovery Equity Portfolio, effective October 15, 2010 – Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 92 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 25, 2010.

(3)	Form of Novation and Amendment Agreement to Custodian Agreement effective September 14, 2009 between the Registrant, on behalf of AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Dynamic All Market Fund and AllianceBernstein Dynamic All Market Plus Fund, and Brown Brothers Harriman & Co. – Incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 117 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

(4)	Form of Novation and Amendment Agreement to Custodian Agreement dated, as of December 5, 2011 between the Registrant, on behalf of AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Dynamic All Market Fund, AllianceBernstein Dynamic All Market Plus Fund and AllianceBernstein Select US Equity Portfolio, and Brown Brothers Harriman & Co. – Incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 117 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

(5)	Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein International Focus 40 Portfolio, effective July 1, 2011 – Incorporated by reference to Exhibit (g)(5) to Post-Effective Amendment No. 119 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 30, 2012.

(6)	Form of Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein Emerging Markets Equity Portfolio, dated October 12, 2012 – Incorporated by reference to Exhibit (g)(6) to Post-Effective Amendment No. 122 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 12, 2012.

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(7)	Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein Select US Long/Short Portfolio, dated December 6, 2012 – Incorporated by reference to Exhibit (g)(7) to Post-Effective Amendment No. 215 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 28, 2016.

(8)	Form of Amendment to Services Agreement between each Fund set forth on Schedule A to the Agreement and State Street Bank and Trust Company – Incorporated by reference to Exhibit (g)(8) to Post-Effective Amendment No. 160 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 29, 2014.

(9)	Form of Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein Concentrated Growth Fund, dated March 3, 2014 – Incorporated by reference to Exhibit (g)(12) to Post-Effective Amendment No. 175 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 7, 2014.

(10)	Amendment to Master Custodian Agreement, dated April 15, 2015, between the Registrant and State Street Bank and Trust Company, regarding the AB Concentrated International Growth Portfolio – Incorporated by reference to Exhibit (g)(16) to Post-Effective Amendment No. 197 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 30, 2015.

(11)	Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein Multi-Manager Select Retirement Allocation Fund, AllianceBernstein Multi-Manager Select 2010 Fund, AllianceBernstein Multi-Manager Select 2015 Fund, AllianceBernstein Multi-Manager Select 2020 Fund, AllianceBernstein Multi-Manager Select 2025 Fund, AllianceBernstein Multi-Manager Select 2030 Fund, AllianceBernstein Multi-Manager Select 2035 Fund, AllianceBernstein Multi-Manager Select 2040 Fund, AllianceBernstein Multi-Manager Select 2045 Fund, AllianceBernstein Multi-Manager Select 2050 Fund, AllianceBernstein Multi-Manager Select 2055 Fund, dated December 15, 2014 – Incorporated by reference to Exhibit (g)(17) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

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(12)	Novation and Amendment Agreement, between the Registrant and Brown Brothers Harriman & Co., regarding the AB Global Core Equity Portfolio, AB Emerging Markets Growth Portfolio, AB Emerging Markets Core Portfolio, AB Emerging Markets Multi-Asset Portfolio, AB International Strategic Core Portfolio, AB Asia ex-Japan Portfolio and AB Select US Equity Portfolio, effective December 3, 2015 – Incorporated by reference to Exhibit (g)(19) to Post-Effective Amendment No. 215 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 28, 2016.

(13)	Amendment to Custodian Agreement, dated August 8, 2017, between the Registrant and Brown Brothers Harriman & Co., regarding the AB Asia ex-Japan Equity Portfolio, AB Emerging Markets Core Portfolio, AB Emerging Markets Multi-Asset Portfolio, AB FlexFee Emerging Markets Growth Portfolio, AB FlexFee Core Opportunities Portfolio, AB FlexFee International Strategic Core Portfolio, AB FlexFee US Thematic Portfolio, AB Global Core Equity Portfolio, AB International Strategic Core Portfolio and AB Select US Equity Portfolio – Incorporated by reference to Exhibit (g)(21) to Post-Effective Amendment No. 248 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on November 29, 2017.

(14)

Form of Novation and Amendment Agreement, dated 2018, between the Registrant and Brown Brothers Harriman & Co. – Incorporated by reference to Exhibit (g)(21) to Post-Effective Amendment No. 255 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 4, 2018.

(15)	Amendment to Custodian Agreement, effective July 25, 2018, between the Registrant and Brown Brothers Harriman & Co., regarding the AB All China Equity Portfolio, AB Emerging Markets Core Portfolio, AB Emerging Markets Multi-Asset Portfolio, AB FlexFee Emerging Markets Growth Portfolio, AB FlexFee Core Opportunities Portfolio, AB FlexFee International Strategic Core Portfolio, AB FlexFee US Thematic Portfolio, AB Global Core Equity Portfolio, AB International Strategic Core Portfolio and AB Select US Equity Portfolio – Incorporated by reference to Exhibit (g)(21) to Post-Effective Amendment No. 268 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on April 30, 2019.

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(h)	(1)	Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc. (formerly known as Alliance Fund Services, Inc.), dated November 17, 1988 – Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 63 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on January 30, 1998.

	(2)	Amendment to Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc, dated June 14, 2006. – Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 215 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 28, 2016.

	(3)	Expense Limitation Agreement, dated March 1, 2014, between the Registrant, on behalf of the AllianceBernstein Concentrated Growth Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(10) to Post-Effective Amendment No.195 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 30, 2015.

	(4)	Form of Expense Limitation Agreement, between the Registrant, on behalf of the AllianceBernstein Mid Cap Growth Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(13) to Post-Effective Amendment No. 149 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on March 17, 2014.

	(5)	Expense Limitation Agreement, dated April 15, 2015, between the Registrant, on behalf of AB Concentrated International Growth Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(19) to Post-Effective Amendment No. 197 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 30, 2015.

	(6)	Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select Retirement Allocation Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(21) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

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(7)	Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2010 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(22) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

(8)	Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2015 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(23) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

(9)	Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2020 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(24) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

(10)	Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2025 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(25) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

(11)	Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2030 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(26) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

(12)	Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2035 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(27) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

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(13)	Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2040 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(28) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

(14)	Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2045 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(29) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

(15)	Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2050 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(30) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

(16)	Expense Limitation Agreement, dated December 15, 2014, between the Registrant, on behalf of the AllianceBernstein Multi-Manager Select 2055 Fund, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(31) to Post-Effective Amendment No. 184 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 8, 2015.

(17)	Expense Limitation Agreement, dated November 1, 2014, between the Registrant, on behalf of the AB Select US Equity Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(33) to Post-Effective Amendment No.195 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 30, 2015.

(18)	Expense Limitation Agreement, dated November 1, 2014, between the Registrant, on behalf of the AllianceBernstein Select US Long/Short Portfolio, and AllianceBernstein, L.P. – Incorporated by reference to Exhibit (h)(34) to Post-Effective Amendment No.195 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 30, 2015.
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(19)	Expense Limitation Agreement, dated November 12, 2014, between the Registrant, on behalf of AllianceBernstein Global Core Equity Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(35) to Post-Effective Amendment No.195 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 30, 2015.

(20)	Expense Limitation Undertaking, dated December 8, 2014, between the Registrant, on behalf of the AB Select US Equity Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(36) to Post-Effective Amendment No.195 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 30, 2015.

(21)	Expense Limitation Undertaking, dated October 30, 2015, between the Registrant, on behalf of the AB Select US Long/Short Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(37) to Post-Effective Amendment No.195 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 30, 2015.

(22)	Expense Limitation Agreement, dated December 3, 2014, between the Registrant, on behalf of the AllianceBernstein Small Cap Value Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(37) to Post-Effective Amendment No. 206 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission February 29, 2016.

(23)	Expense Limitation Agreement, dated December 18, 2014, between the Registrant, on behalf of the AllianceBernstein All Market Income Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(38) to Post-Effective Amendment No. 206 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission February 29, 2016.

(24)	Acquired Fund Fee Waiver Agreement, dated December 18, 2014, between the Registrant, on behalf of the AllianceBernstein All Market Income Portfolio, and AllianceBernstein, L.P. Incorporated by reference to Exhibit (h)(39) to Post-Effective Amendment No. 206 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission February 29, 2016.

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(25)	Expense Limitation Agreement, dated July 29, 2015, between the Registrant, on behalf of AB International Strategic Core Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(37) to Post-Effective Amendment No. 215 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 28, 2016.

(26)	Expense Limitation Undertaking, dated October 30, 2015, between the Registrant, on behalf of the AB Concentrated Growth Fund, and AllianceBernstein, L.P. – Incorporated by reference to Exhibit (h)(38) to Post-Effective Amendment No. 215 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 28, 2016.

(27)	Acquired Fund Fee Waiver Agreement, dated February 28, 2017, between the Registrant, on behalf of the AB All Market Income Portfolio, and AllianceBernstein, L.P. - Incorporated by reference to Exhibit (h)(38) to Post-Effective Amendment No. 226 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 28, 2017.

(28)	Form of Expense Limitation Agreement, between the Registrant, on behalf of the AB Performance Fee Series –International Strategic Core Portfolio – Incorporated by reference to Exhibit (h)(43) to Post-Effective Amendment No. 229 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on March 9, 2017.

(29)	Expense Limitation Agreement, dated July 1, 2017, between the Registrant, on behalf of the AB FlexFee Emerging Markets Growth Portfolio – Incorporated by reference to Exhibit (h)(44)to Post-Effective Amendment No. 244 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 31, 2017.

(30)	Expense Limitation Agreement, dated June 28, 2017, between the Registrant, on behalf of the AB FlexFee Large Cap Growth Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(54) to Post-Effective Amendment No. 254 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on April 30, 2018.

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(31)	Expense Limitation Agreement, dated June 28, 2017, between the Registrant, on behalf of the AB FlexFee US Thematic Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(55) to Post-Effective Amendment No. 254 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on April 30, 2018.

(32)	Expense Limitation Agreement, dated June 28, 2017, between the Registrant, on behalf of the AB FlexFee Core Opportunities Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(55) to Post-Effective Amendment No. 254 of Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on April 30, 2018.

(33)	Form of Expense Limitation Agreement, dated May, 2018, between the Registrant, on behalf of the AB All China Equity Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(57) to Post-Effective Amendment No. 255 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 4, 2018.

(34)	Expense Limitation Undertaking, dated July 28, 2017 between the Registrant, on behalf of the AB Emerging Markets Multi-Asset Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(57) to Post-Effective Amendment No. 259 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 26, 2018.

(35)	Expense Limitation Undertaking, dated November 30, 2018, between the Registrant, on behalf of the AB Multi-Manager Select Retirement Allocation Fund, and AllianceBernstein L.P. – Filed herewith.

(36)	Expense Limitation Undertaking, dated November 30, 2018, between the Registrant, on behalf of the AB Multi-Manager Select 2010 Fund, and AllianceBernstein L.P. – Filed herewith.

(37)	Expense Limitation Undertaking, dated November 30, 2018, between the Registrant, on behalf of the AB Multi-Manager Select 2015 Fund, and AllianceBernstein L.P. – Filed herewith.

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(38)	Expense Limitation Undertaking, dated November 30, 2018, between the Registrant, on behalf of the AB Multi-Manager Select 2020 Fund, and AllianceBernstein L.P. – Filed herewith.

(39)	Expense Limitation Undertaking, dated November 30, 2018, between the Registrant, on behalf of the AB Multi-Manager Select 2025 Fund, and AllianceBernstein L.P. – Filed herewith.

(40)	Expense Limitation Undertaking, dated November 30, 2018, between the Registrant, on behalf of the AB Multi-Manager Select 2030 Fund, and AllianceBernstein L.P. – Filed herewith.

(41)	Expense Limitation Undertaking, dated November 30, 2018, between the Registrant, on behalf of the AB Multi-Manager Select 2035 Fund, and AllianceBernstein L.P. – Filed herewith.

(42)	Expense Limitation Undertaking, dated November 30, 2018, between the Registrant, on behalf of the AB Multi-Manager Select 2040 Fund, and AllianceBernstein L.P. – Filed herewith.

(43)	Expense Limitation Undertaking, dated November 30, 2018, between the Registrant, on behalf of the AB Multi-Manager Select 2045 Fund, and AllianceBernstein L.P. – Filed herewith.

(44)	Expense Limitation Undertaking, dated November 30, 2018, between the Registrant, on behalf of the AB Multi-Manager Select 2050 Fund, and AllianceBernstein L.P. – Filed herewith.

(45)	Expense Limitation Undertaking, dated November 30, 2018, between the Registrant, on behalf of the AB Multi-Manager Select 2055 Fund, and AllianceBernstein L.P. – Filed herewith.

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	(46)	Expense Limitation Agreement, dated February 1, 2019, between the Registrant, on behalf of the AB Multi-Manager Select 2060 Fund, and AllianceBernstein L.P. – Filed herewith.

	(47)	Management Fee Waiver Undertaking, dated June 1, 2016, amended May 1, 2019, by AllianceBernstein L.P. – Filed herewith.

(i)	Opinion and Consent of Seward & Kissel LLP – Filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm – Filed herewith.

(k)	Not applicable.

(l)	Not applicable.

(m)	Rule 12b-1 Plan - See Exhibit (e)(1) hereto.

(n)	Amended and Restated Rule 18f-3 Plan, dated August 1, 2019 – Filed herewith

(o)	Reserved.

(p)	(1)	Code of Ethics for the Fund – Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of AllianceBernstein Bond Fund, Inc. (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

	(2)	Code of Ethics for AllianceBernstein L.P. and AllianceBernstein Investments, Inc. – Incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 146 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 26, 2014.

Other Exhibits:

Powers of Attorney for: Michael J. Downey, Nancy P. Jacklin, Robert M. Keith, Carol C. McMullen, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner – Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 255 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on May 4, 2018.

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ITEM 29.	Persons Controlled by or under Common Control with Registrant.

None.

ITEM 30.	Indemnification.

It is the Registrant’s policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHTH of Registrant’s Articles of Restatement of Articles of Incorporation, filed as Exhibit (a) in response to Item 28, Article IX of the Registrant’s Amended and Restated By-Laws filed as Exhibit (b) in response to Item 28 and Section 10(a) of the Distribution Services Agreement filed as Exhibit (e)(5) in response to Item 28, all as set forth below. The liability of the Registrant’s directors and officers is dealt with in Article EIGHTH of Registrant’s articles of Restatement of Articles of Incorporation, as set forth below. The Adviser’s liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Investment Advisory Contract filed as Exhibit (d)(1) in response to Item 28, as set forth below.

Article EIGHTH of the Registrant’s Articles of Restatement of Articles of Incorporation reads as follows:

(1)       To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

(2)       The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

(3)       The provisions of this Article EIGHTH shall be subject to the limitations of the Investment Company Act.

(4)       Neither the amendment nor repeal of this Article EIGHTH, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article EIGHTH, shall apply to or affect in any respect the applicability of the preceding sections of this Article EIGHTH with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

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ARTICLE IX of the Registrant’s Amended and Restated By-Laws reads as follows:

“To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.”

The Investment Advisory Contract between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever, except for lack of good faith, and that nothing therein shall be deemed to protect, or purport to protect, AllianceBernstein L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of reckless disregard of its obligations and duties thereunder.

The Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (“ABI”) provides that Registrant will indemnify, defend and hold ABI and any person who controls it within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”), free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any such controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant’s registration statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading, provided that nothing therein shall be so construed as to protect ABI against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence with the performance of its duties thereunder, or by reason of reckless disregard of its obligation and duties thereunder.

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The foregoing summaries are qualified by the entire text of Registrant’s articles of Restatement of Articles of Incorporation, Amended and Restated By-Laws, the Investment Advisory Contact between the Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between the Registrant and ABI.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment adviser and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the “indemnitee”) was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”) or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither “interested persons” of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding (“disinterested, non-party directors”), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

The Registrant participates in a joint directors liability insurance policy issued by the ICI Mutual Insurance Company. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each participating investment company. In addition, the Adviser’s liability insurance policy, which is issued by a number of underwriters, including Greenwich Insurance Company as primary underwriter, extends to officers of the Registrant and such officers are covered up to the limits specified for any claim against them for acts committed in their capacities as officers of the investment companies sponsored by the Adviser.

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ITEM 31.	Business and Other Connections of Investment Adviser.

The descriptions of AllianceBernstein L.P. under the captions “Management of the Fund” in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

The information as to the directors and executive officers of AllianceBernstein L.P., set forth in its Form ADV filed with the Securities and Exchange Commission on March 31, 2014 (File No. 801-56720) and amended through the date hereof, is incorporated by reference.

ITEM 32.	Principal Underwriters.

(a)       ABI is the Registrant’s Principal Underwriter in connection with the sale of shares of the Registrant. ABI is the Principal Underwriter or Distributor for the following investment companies:

AB Bond Fund, Inc.

AB Core Opportunities Fund, Inc.

AB Corporate Shares

AB Discovery Growth Fund, Inc.

AB Equity Income Fund, Inc.

AB Fixed-Income Shares, Inc.

AB Global Bond Fund, Inc.

AB Global Real Estate Investment Fund, Inc.

AB Global Risk Allocation Fund, Inc.

AB High Income Fund, Inc.

AB Institutional Funds, Inc.

AB Intermediate California Municipal Portfolio1

AB Intermediate Diversified Municipal Portfolio1

AB Intermediate New York Municipal Portfolio1

AB International Portfolio2

AB Large Cap Growth Fund, Inc.

AB Municipal Income Fund, Inc.

AB Municipal Income Fund II

AB Relative Value Fund, Inc.

AB Short Duration Portfolio3

AB Sustainable Global Thematic Fund, Inc.

AB Sustainable International Thematic Fund, Inc.

AB Tax-Managed International Portfolio4

AB Trust

AB Unconstrained Bond Fund, Inc.

AB Variable Products Series Fund, Inc.

Emerging Markets Portfolio5

Sanford C. Bernstein Fund II, Inc.

The AB Portfolios

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_________________________________________________

1 This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of Classes A, B, C and Advisor Class Shares.

2 This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of AB Classes A, B, C, R and Z Shares.

3 This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of AB Classes A, B, C and R Shares.

4 This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of AB Classes A, B, C and Z Shares.

5 This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of AB Class Z Shares.

(b) The following are the Directors and Officers of ABI, the principal place of business of which is 1345 Avenue of the Americas, New York, NY 10105.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Directors
Robert M. Keith	Director	President and Chief Executive Officer
Christopher Bricker	Director
Laurence E. Cranch	Director
Gary Krueger	Director

David Lesser	Director

Mark R. Manley	Director, and Secretary
William Siemers	Director

Officers
Emilie D. Wrapp	Senior Vice President, Assistant General Counsel and Assistant Secretary	Secretary

Laurence H. Bertan	Senior Vice President and Assistant Secretary

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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Richard A. Brink	Senior Vice President

Peter G. Callahan	Senior Vice President

Kevin T. Cannon	Senior Vice President

Michael A. Capella	Senior Vice President

Flora Chi Ju Chuang	Senior Vice President

Russell R. Corby	Senior Vice President

John W. Cronin	Senior Vice President

Silvio Cruz	Senior Vice President

John C. Endahl	Senior Vice President

John Edward English	Senior Vice President

Robert K. Forrester	Senior Vice President

Mark A. Gessner	Senior Vice President

Kenneth L. Haman	Senior Vice President

Michael S. Hart	Senior Vice President

Ajai M. Kaul	Senior Vice President

Scott M. Krauthamer	Senior Vice President

Jonathan M. Liang	Senior Vice President

Karen (Yeow Ping) Lim	Senior Vice President

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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

James M. Liptrot	Senior Vice President and Assistant Controller

William Marsalise	Senior Vice President

Brendan Murray	Senior Vice President

Joanna D. Murray	Senior Vice President

John J. O’Connor	Senior Vice President

Suchet Padhye (Pandurang)	Senior Vice President

Guy Prochilo	Senior Vice President

John D. Prosperi	Senior Vice President

Kevin Rosenfeld	Senior Vice President

Miguel A. Rozensztroch	Senior Vice President

John Schmidt	Senior Vice President

Nelson Kin Hung Shek	Senior Vice President

Elizabeth M. Smith	Senior Vice President

Derek Yung	Senior Vice President

Elizabeth Anderson	Vice President

Eric Anderson	Vice President

Constantin L. Andreae	Vice President

Steven Arts	Vice President

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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Helena Bayer	Vice President

DeAnna D. Beedy	Vice President

Corey S. Beckerman	Vice President

Christopher M. Berenbroick	Vice President

Chris Boeker	Vice President

Brandon W. Born	Vice President

James J. Bracken	Vice President

Robert A. Brazofsky	Vice President

Friederike Grote Brink	Vice President

Steven B. Bruce	Vice President

Kathleen Byrnes	Vice President

Christopher J. Carrelha	Vice President

Tso Hsiang Chang	Vice President

Debby Jui Ying Cheng	Vice President

Mikhail Cheskis	Vice President

Daisy (Sze Kie) Chung	Vice President

Peter T. Collins	Vice President

Dwight P. Cornell	Vice President
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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Nora E. (Murphy) Connerty	Vice President

Massimo Dalla Vedova	Vice President

Francesca Dattola	Vice President

Kevin M. Dausch	Vice President

Giovanni De Mare	Vice President

Frank de Wit	Vice President

Michael Deferro	Vice President

Marc J. Della Pia	Vice President

Patrick R. Denis	Vice President

Ralph A. DiMeglio	Vice President

Martin Dilg	Vice President

Joseph T. Dominguez	Vice President
Barbara Anne Donovan	Vice President

Steve Doss	Vice President

Sarah Entzeroth Hartzke	Vice President

Gregory M. Erwinski	Vice President

Nathalie Faure	Vice President

Robert Fiorentino	Vice President

C-29

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Susan A. Flanagan	Vice President

Carey Fortnam	Vice President

Eric C. Freed	Vice President	Assistant Secretary

Ignacio Fuenzalida	Vice President

Shigehiro Fukuyama	Vice President

Yuko Funato	Vice President

Ryan Garcia	Vice President

Kimberly A. Collins Gorab	Vice President

Joseph Haag	Vice President

Kenneth Handler	Vice President

Gregory Handrahan	Vice President

Brian P. Hanna	Vice President

Terry L. Harris	Vice President

Nancy E. Hay	Vice President	Assistant Secretary

Philippe Hemery	Vice President

Olivier Herson	Vice President

Alexander Hoffmann	Vice President

Brian Horvath	Vice President

C-30

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Eric S. Indovina	Vice President

Tina Kao	Vice President

Jeffrey Kelly	Vice President

Amir Khorami	Vice President

Gunnar Knierim	Vice President

Anthony D. Knight	Vice President

Tomas Kukla	Vice President

Stephen J. Laffey	Vice President and Counsel	Assistant Secretary

Chang Hyun Lee	Vice President

Matthews Lee	Vice President

Ginnie Li	Vice President

Albert Yen Po Lien	Vice President

Darren L. Luckfield	Vice President

Jim Lui (Chi-Hsiung)	Vice President

Matthew J. Malvey	Vice President

Robert Mancini	Vice President

Todd Mann	Vice President

Osama Mari	Vice President

C-31

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Nicola Meotti	Vice President

Yuji Mihashi	Vice President

Aimee Minora	Vice President

David Mitchell	Vice President

Benjamin Moore	Vice President

Jennifer A. Mulhall	Vice President

Masaru Nakabachi	Vice President

Robert D. Nelms	Vice President

Stephen Nguyen	Vice President

Jamie A. Nieradka	Vice President

Markus Novak	Vice President

Mayumi Okujo	Vice President

Bryan R. Pacana	Vice President

Alex E. Pady	Vice President

David D. Paich	Vice President

Kim Chu Perrington	Vice President

Joseph J. Proscia	Vice President

Diana Quesada Mihanovich	Vice President

C-32

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Damien Ramondo	Vice President

Carol H. Rappa	Vice President

Jessie A. Reich	Vice President

Lauryn A. Rivello	Vice President

Claudio Rondolini	Vice President

Susanne Russotto	Vice President

David Saslowsky	Vice President

Richard A. Schwam	Vice President

Craig Schorr	Vice President

Louis Sideropoulos	Vice President

John F. Skahan	Vice President

Chang Min Song	Vice President

Daniel L. Stack	Vice President

Jason P. Stevens	Vice President

Keng-Hsien Su	Vice President

Yukari Takahashi	Vice President

Scott M. Tatum	Vice President

Derek Tay	Vice President

C-33

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Kin Yip Keynes Tin	Vice President

Andrew Tseng-Chi Tsai	Vice President

Ming Tung (Ming Kai)	Vice President

Christian B. Verlingo	Vice President

Shimon Wakamatsu	Vice President

Vivi Wang	Vice President

Raleigh Watson	Vice President

Wendy Weng	Vice President

Stephen M. Woetzel	Vice President	Assistant Controller

Chapman Tsan Wong	Vice President

Brandon Hung-Wen Yang	Vice President

Isabelle (Hsin-I) Yen	Vice President

Oscar Zarazua	Vice President

Martin J. Zayac	Vice President

Armand H. Amrit	Assistant Vice President

Douglas Caggiano	Assistant Vice President

Jessica Chung Hui Chang	Assistant Vice President

Cora Pei Chen	Assistant Vice President

C-34

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Eddie Pei Yuan Chen	Assistant Vice President

Rita Yi Hua Chen	Assistant Vice President

William Chen	Assistant Vice President

Eun Jun Choi	Assistant Vice President

Melissa Mei Ling Chou	Assistant Vice President

Charles Cochran	Assistant Vice President

Hanna Edelman	Assistant Vice President

Nataliya Fomenko	Assistant Vice President

Isabelle Husson	Assistant Vice President

Naoko Imami	Assistant Vice President

Eitaro Kajiwara	Assistant Vice President

Yvonne Khng (Sock Koon)	Assistant Vice President

John Lancashire	Assistant Vice President

Nathan Lyden	Assistant Vice President

Emily Ming Yi Ma	Assistant Vice President

Sonja Noothout	Assistant Vice President

Charissa A. Pal	Assistant Vice President

Brian W. Paulson	Assistant Vice President

C-35

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Pablo Perez	Assistant Vice President

Thomas Perini	Assistant Vice President

Kirsten Rieder	Assistant Vice President

Timothy Ryan	Assistant Vice President

Barbara Stuyt	Assistant Vice President

Michiyo Tanaka	Assistant Vice President

Miyako Taniguchi	Assistant Vice President

Misty Kai-Chen Tseng	Assistant Vice President

Laurence Vandecasteele	Assistant Vice President

William Wielgolewski	Assistant Vice President

Frank Ching Han Wu	Assistant Vice President

(c)       Not applicable.

ITEM 33.	Location of Accounts and Records.

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003 and at the offices of State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111.  All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

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ITEM 34.	Management Services.

Not applicable.

ITEM 35.	Undertakings.

Not applicable.

C-37

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York, on the 27th day of November, 2019.

AB CAP FUND, INC.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

	Signature		Title	Date

(1)	Principal Executive Officer:

	/s/	Robert M. Keith	President and	November 27, 2019
		Robert M. Keith	Chief Executive Officer

(2)	Principal Financial and Accounting Officer:

	/s/	Joseph J. Mantineo	Treasurer	November 27, 2019
		Joseph J. Mantineo	and Chief Financial Officer

(3)	All of the Directors:

Michael J. Downey*
Nancy P. Jacklin*
Robert M. Keith* Carol C. McMullen*
Garry L. Moody*
Marshall C. Turner, Jr.*
Earl D. Weiner*

	*By:	/s/ Stephen J. Laffey		November 27, 2019
Stephen J. Laffey
(Attorney-in-fact)

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Index to Exhibits

Exhibit No.	Description of Exhibits
(d)(5)	Investment Advisory Contract
(h)(35)	Expense Limitation Undertaking – AB Multi-Manager Select Retirement Allocation Fund
(h)(36)	Expense Limitation Undertaking AB Multi-Manager Select Retirement 2010 Fund
(h)(37)	Expense Limitation Undertaking - AB Multi-Manager Select Retirement 2015 Fund
(h)(38)	Expense Limitation Undertaking - AB Multi-Manager Select Retirement 2020 Fund
(h)(39)	Expense Limitation Undertaking - AB Multi-Manager Select Retirement 2025 Fund
(h)(40)	Expense Limitation Undertaking - AB Multi-Manager Select Retirement 2030 Fund
(h)(41)	Expense Limitation Undertaking - AB Multi-Manager Select Retirement 2035 Fund
(h)(42)	Expense Limitation Undertaking - AB Multi-Manager Select Retirement 2040 Fund
(h)(43)	Expense Limitation Undertaking - AB Multi-Manager Select Retirement 2045 Fund
(h)(44)	Expense Limitation Undertaking - AB Multi-Manager Select Retirement 2050 Fund
(h)(45)	Expense Limitation Undertaking AB Multi-Manager Select Retirement 2055 Fund
(h)(46)	Expense Limitation Agreement - AB Multi-Manager Select Retirement 2060 Fund
(h)(47)	Management Fee Waiver Undertaking
(i)	Opinion and Consent of Seward & Kissel LLP
(j)	Consent of Independent Registered Public Accounting Firm

C-39